UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0792

City National Rochdale Funds
(Exact name of registrant as specified in charter)

400 North Roxbury Drive
Beverly Hills, CA 90210
 (Address of principal executive offices) (Zip code)

William J. Souza, Esq.
400 North Roxbury Drive
Beverly Hills, CA 90210
 (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: September 30, 2013

Date of reporting period: September 30, 2013

Item 1.	Reports to Stockholders.

CITY NATIONAL ROCHDALE FUNDS

2013 ANNUAL REPORT

SEPTEMBER 30, 2013

This report and the financial statements contained herein are provided for the general information of the shareholders of City National Rochdale Funds. This report is not authorized for distribution to prospective investors in City National Rochdale Funds unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of City National Rochdale Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS
City National Rochdale Funds Annual Report

2	Letter to Our Shareholders
4	Fixed Income and Blended Funds Investment Adviser’s Report
8	Fixed Income and Blended Funds Overview
17	Equity Funds Investment Adviser’s Report
20	Equity Funds Overview
25	Schedule of Investments
118	Statements of Assets and Liabilities
123	Statements of Operations
128	Statements of Changes in Net Assets
134	Financial Highlights
139	Notes to Financial Statements
155	Report of Independent Registered Public Accounting Firm
156	Trustees and Officers
159	Notice to Shareholders
160	Disclosure of Fund Expenses
163	Board Approval of Advisory and Sub-Advisory Agreements

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Form N-Q filing is also available on the Funds’ website at www. citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the Funds’ portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds’ website at www.citynationalrochdalefunds.com, and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

CITY NATIONAL ROCHDALE FUNDS | PAGE 1

letter to our shareholders
September 30, 2013

Dear Shareholders,

This annual report covers the one-year period ended September 30, 2013. As we head closer to the end of the calendar year, equity investors find themselves generally in good spirits. Most broad market indices are comfortably in the black – a number of which have delivered returns close to, or in excess of 20% over the last 12 months. Developed market equities have been among the best places to invest, as evidenced by the S&P 500 Index’s 19.3% return and the MSCI EAFE Index’s 24.3% showing over the one-year period ended September 30, 2013. Market participants continue to slowly gain comfort with investing in the Eurozone, as left tail risks have for the most part been removed from the equation. Domestic small cap investors have been handsomely rewarded throughout the year, capturing returns in the 30% range, as represented by the Russell 2000 Index. Emerging market equities on the other hand have faced an uphill battle, finishing the one-year period with a paltry 1.3% return as measured by the MSCI Emerging Markets Index. Concerns surrounding a slowdown in Chinese economic activity combined with commodity price pressures led to a sharp sell-off in the securities comprising the MSCI Emerging Market Index during the spring and summer months. Performance dispersion between developed and emerging market indices has since narrowed to some degree, however, as investors have opportunistically sought to take advantage of attractive valuation discounts.

Fixed income markets have been much less accommodating to investors over the last year, as broad market indices across the asset class posted returns anywhere from the low negative single digits to the positive low teens depending on the level of credit risk incurred. Tapering comments communicated by the Federal Reserve (“Fed”) toward the end of the second quarter spooked investors, leading to indiscriminate selling of fixed income assets of all types. Market participants have seemingly become so accustomed to the series of Quantitative Easing (“QE”) initiatives over the last several years that any perceived change in monetary policy by the Federal Open Market Committee to slow open market purchases leads to panic. A rapid spike in the 10-year treasury yield from the 2013 low of 1.61% on May 1st, up to the mid to high 2% range toward the end of June, had a severe negative impact on interest rate-sensitive investments. The Barclays U.S. Aggregate Index declined 2.3% during the second quarter, finishing the trailing 12-month period ending September 30, 2013 with a return of -1.7%. Credit-oriented fixed income investments such as High Yield Bonds and Bank Loans held up much better than their more rate-sensitive cohorts, delivering fiscal year-end returns of 6.8% and 5.0%, respectively. While rising interest rates will inevitably become a reality at some point in the future, low to moderate economic growth rates and near nonexistent inflationary pressures should keep a lid on this possibility for some time.

Commodity markets have faced significant challenges of late, with three of the last four quarters posting negative returns. Slowing emerging market demand combined with mixed messages on the tapering front sent both industrial and precious metals reeling in the second quarter. Gold has been under significant pressure over the last year, selling off close to 25% as investors have gravitated toward equities in search of more upside. The industrial metals complex has also been challenged, declining nearly 16% for the fiscal year ended September 30, 2013. Though commodities have taken investors on a bumpy ride throughout the last year, the correlation profile and inflationary benefits provided by the asset class continue to play a valuable role within a broadly diversified portfolio.

With 2014 right around the corner, City National Rochdale remains as committed as ever to delivering a high quality investment experience for our clients with unparalleled levels of service and attention. We thank you for your trust and confidence in our abilities to continue to serve you well through your investment in the City National Rochdale Funds.

Thank you for the confidence you place in City National Rochdale Funds.

Sincerely,

CITY NATIONAL ROCHDALE FUNDS | PAGE 2

Bruce Simon
Chief Investment Officer
City National Rochdale Funds

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Past performance is no guarantee of future results. Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules apply to any capital gain distributions.

Investing involves risk, including the loss of principal.

Fund expenses have been waived during the period on which the performance is based. Without waivers, performance would be lower.

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

City National Rochdale Funds do not generally accept investments by non-U.S. persons and may not be available in all states.

The MSCI EAFE Index measures international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market.

CITY NATIONAL ROCHDALE FUNDS | PAGE 3

investment adviser’s report (Unaudited)
September 30, 2013

Fixed Income and Blended Funds

LIMITED MATURITY FIXED INCOME FUND

The Institutional Class Shares of the Fund outperformed its Barclays 1-3 Year Government/Credit Bond Index benchmark by 12 basis points (“bps”) in Q3 with a return of 0.52%. Calendar year to date, as of September 30, 2013, the Institutional Class Shares of the Fund returned -0.32% versus a return of 0.47% for the benchmark. For the fiscal year ended September 30, 2013, the Institutional Class Shares of the Fund delivered a return of -0.15% versus a 0.62% return for its benchmark.

In terms of performance attribution, the relative return pattern over the course of the last year has been mixed. The Fund generally tracked the benchmark during Q4 2012 and Q1 2013. In early 2013, the Fund was overweight corporate bonds with a tilt toward the Financials sector. Credit selection and curve placement, coupled with slightly longer duration positioning relative to the benchmark, were key contributors to performance. When interest rates sharply rose in May and June, the Fund underperformed due to its longer duration profile. An overweight to corporate bonds, which generated cash flows considerably higher than the benchmark, helped offset some of the decline associated with the elevated interest rate volatility. During Q3, sector and security selection were accretive, as issuers in the Financials sector performed particularly well. Moving forward, the Fund seeks to remain duration neutral to the benchmark in order to limit interest rate risk.

GOVERNMENT BOND FUND

The Servicing Class Shares of the Fund posted a return of -0.09% for Q3, underperforming its Barclays U.S. 1-5 Year Government Bond Index benchmark return of 0.44% by 53bps. Calendar year to date, the Servicing Class Shares of the Fund are lagging its benchmark’s return of -0.06% by 132bps with a return of -1.38%. For the fiscal year ending September 30, 2013, the Servicing Class Shares of the Fund returned -1.26% and its benchmark delivered a 0.00% return.

The strategy began 2013 on par with the benchmark, appreciating by 10bps. At that point in time the Fund was positioned with a slightly higher relative duration, was underweight Treasuries and benefited from an allocation to MBS securities. Moving into the second half of the year, the Fund’s higher duration profile was a significant headwind as interest rates spiked sharply higher during the month of June. With approximately 40% of the Fund’s portfolio allocated to Agency MBS, increased volatility in the fixed income markets led to underperformance during Q2 of approximately 60bps. During Q3, the portfolio shifted half of its 40% MBS allocation into Agency bonds in an effort to limit duration extension within the Fund. Underperformance during the quarter was primarily attributable to a slightly longer duration profile, as rates continued to tick higher. Moving forward, the strategy is increasing exposure to floating rate securities in order to offset the risk of rising rates in addition to selectively investing in attractive entry points on the curve to take advantage of the steepness in shape.

CORPORATE BOND FUND

The Servicing Class Shares of the Fund posted a return of 0.90% for Q3, slightly underperforming its Barclays U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index benchmark return of 1.00%. Calendar year to date, the Servicing Class Shares of the Fund are lagging its benchmark’s return of 0.35% by 16bps with a return of 0.19%. For the fiscal year ended September 30, 2013, the Servicing Class Shares of the Fund matched its benchmark’s return of 0.75%.

Early in the year, the Fund benefited from issue selection within Industrials and Financials segments of the market. An allocation to BBB-rated securities added significantly to performance, leading to relative outperformance in Q1. Price declines across Time Warner, Teck Resources, and Transocean debt pressured returns. During the second quarter, the Fund trailed the benchmark by a narrow margin of roughly 10bps. The sharp back up in rates during the month of June had a material negative impact on rate-sensitive assets, particularly at the longer end of the curve. The Fund’s shorter duration profile benefited relative performance during the sell-off. Q3 Fund performance slightly trailed the benchmark primarily due to BBB-rated bonds underperforming A-rated credits. The Fund continues to seek to out-accrue the benchmark and take advantage of strong relative value trades across the credit continuum moving forward.

CITY NATIONAL ROCHDALE FUNDS | PAGE 4

CALIFORNIA TAX EXEMPT BOND FUND

The Servicing Class Shares of the Fund posted a return of 1.03% for Q3, underperforming its Barclays CA Intermediate-Short Municipal Bond Index benchmark return of 1.20%. Calendar year to date, the Servicing Class Shares of the Fund are lagging its benchmark’s return of 0.15% by 56bps with a return of -0.41%. For the fiscal year ended September 30, 2013, the Servicing Class Shares of the Fund has underperformed its benchmark’s return of 0.50% with a return of -0.20%.

With short term interest rates having remained low for an extended period of time, it has been challenging to deliver meaningful levels of income within the short duration fixed income world. During Q1, the Fund lagged the benchmark as a result of cash inflows and the resultant drag, as well as curve placement. A slightly higher credit quality portfolio with higher call risk was additive to performance. Moving into Q2, the Fund trailed the benchmark by a narrow margin as the impact of widening credit spreads during the month of June pressured returns. Callable bond structures underperformed during the quarter, especially those with sub-5% coupons. Liquidity conditions due to wide bid/ask spreads also detracted from gross performance. The strategy seeks to maintain a neutral to slightly short duration target relative to the benchmark moving forward, while striving to continue to out-accrue the Barclays CA Intermediate-Short Municipal Bond Index.

FULL MATURITY FIXED INCOME FUND

The Institutional Class Shares of the Full Maturity Fixed Income Fund posted a return of 0.49% in Q3, slightly trailing its Barclays Intermediate U.S. Government/Credit Bond Index benchmark by 13bps. Calendar year to date, the Institutional Class Shares of the Full Maturity Fixed Income Fund is lagging its benchmark’s return -0.84% return with a -1.89% showing. For the fiscal year ended September 30, 2013, the Fund returned -1.78% compared to a -0.50% return for its benchmark.

The Fund started 2013 with a flat return in Q1, relative to a minor decline for the benchmark. Representing roughly 60% of the Fund’s total capital base, Baird Advisors generated a return slightly ahead of the Barclays Aggregate Bond Index while maintaining a duration neutral profile. Boyd Watterson, which manages the remaining 40% of the fund, outpaced its respective benchmark, the Barclays Intermediate U.S. Government/Credit Index by a narrow margin, benefiting from slightly shorter duration positioning. Moving into Q2, the Fund generally kept pace with the benchmark, as minor outperformance by Boyd Watterson was off-set by the negative attribution generated by Baird Advisors’ adverse yield curve positioning.

HIGH YIELD BOND FUND

The Servicing Class Shares of the Fund posted a return of 1.49% for Q3, underperforming its Citigroup High Yield Market Capped Index benchmark return of 2.09% by 60bps. Calendar year to date, the Servicing Class Shares of the Fund are slightly behind its benchmark’s return of 3.68% by 16bps with a return of 3.52%. For the fiscal year ended September 30, 2013, the Servicing Class Shares of the Fund returned 6.35%, lagging its benchmark’s return of 6.78% by 43bps.

The Fund trailed the benchmark by about 30bps in Q4 of 2012, and then bounced back to outperform by approximately 80bps in Q1 of 2013. Positive security selection within the Single B-rated segment was the most impactful, generating 44bps of excess return during the quarter. The largest sector allocation at the end of Q1 was to Consumer Cyclical securities, at about 15% of the total portfolio. The Fund trailed the benchmark slightly during Q2, as idiosyncratic underperformance across a handful of individual issues offset the impact from a lower relative duration profile. The majority of the underperformance in Q3 was associated with the month of July, when credit rallied sharply as a snapback from June’s pronounced rate sell-off. Though the portfolio participated in the upside, it didn’t capture as much of the spread compression as the benchmark due to its higher credit quality positioning. The Fund’s sub-adviser remains focused on keeping interest-rate duration short amid increased rate volatility, while continuing to upgrade credit quality in the wake of a softening in underwriting standards.

CITY NATIONAL ROCHDALE FUNDS | PAGE 5

investment adviser’s report (Unaudited)
September 30, 2013

Fixed Income and Blended Funds (continued)

INTERMEDIATE FIXED INCOME FUND

The Fund posted a return of -0.17% for Q3, underperforming its Barclays Intermediate U.S. Government/Credit Index benchmark return of 0.62% by 79bps. Calendar year to date, the Fund is slightly behind its benchmark’s return of -0.84% by 12bps with a return of -0.96%. On a trailing twelve month basis ending September 30, 2013, the Fund returned 0.05%, outpacing its benchmark’s return of -0.50% by 55bps.

During the first half of the trailing 12 month period, the Fund outpaced the benchmark by nearly 200bps. In Q1 of 2013, the spread between the 10-year and 2-year treasury securities widened by 11bps, which benefited the Fund, given its slightly lower relative duration profile. At this point in time, the Fund increased exposure to Information Technology, Financial, and Telecommunication Services bonds based on attractive relative value opportunities. The Fund also increased duration positioning in anticipation of a slight decline in interest rates in the coming quarters. Unfortunately, the decision detracted from returns when interest rates spiked sharply during the month of June. Exposure to longer duration preferred stock securities also weighed on performance in the face of a rising rate environment. Nonetheless, the Fund continued to generate significantly higher cash flow than the benchmark. During the most recent quarter, the Fund proceeded to lower its risk profile by shedding various lower rated and long duration assets.

FIXED INCOME OPPORTUNITIES FUND

The Fund posted a return of 1.50% for Q3, outperforming its Credit Suisse Leveraged Loan Index benchmark return of 1.40% by 10bps. Calendar year to date, the Fund is slightly behind its benchmark’s return of 4.25% by 109bps with a return of 3.16%. On a trailing twelve month basis ending September 30, 2013, the Fund returned 5.71%, lagging its benchmark’s return of 5.83% by 12bps.

The Fund delivered positive absolute performance during both Q4 2012 and Q1 2013 as credit spreads tightened and interest rates declined slightly. During Q1 2013, the Emerging Markets High Yield debt sleeve of the Fund was the strongest performing segment, generating a return of 3.7%. This compares to a 3.2% return for the US High Yield sleeve and a 2.4% return for the US Bank Loan segment. Moving into Q2 of 2013, the Fund slightly outperformed the benchmark as the lower duration profile benefited relative performance when the 10 Year Treasury Yield moved from 2.13% to 2.49% during the month of June. The bellwether interest rate benchmark touched a 2013 low of 1.67% on April 30th. During Q2, the allocation to US High Yield fixed income was slightly reduced to scale up exposure to US Bank Loans. The Fund’s lower duration profile continued to benefit performance during Q3 as interest rates continued to tick higher. Moving forward, the Bank Loan segment of the Fund is anticipated to selectively increase credit risk in an effort to take advantage of projected low default rates and potential spread compression.

MULTI-ASSET FUND

The Servicing Class Shares of the Fund posted a 3.01% return in Q3, outperforming its BofA Merrill Lynch 3-Month U.S. Treasury Bill Index benchmark of 0.02%. Calendar year to date, the Servicing Class Shares of the Fund has delivered a 3.51% return relative to 0.06% for its benchmark. For the fiscal year ended September 30, 2013, the Servicing Class Shares of the Fund returned 4.51% compared to a 0.10% return for its benchmark.

Over the course of the last year, the Fund generated positive absolute performance in 3 out of 4 quarters. In early 2013, an overweight to US equities benefited performance as domestic markets outperformed developed and emerging market equities. A 5% allocation to gold was the primary detractor from performance during Q1, as the physical asset sold off close to 5%. During Q2, the Fund returned -2% as exposure to interest rate sensitive assets and emerging market equities pressured performance in the wake of the sharp interest rate spike in late May and June. Q3 saw a nice rebound in performance as international equities and opportunistic credit investments drove returns higher. Moving forward, the strategy has increased the Fund’s cash exposure to insulate the portfolio from policy driven market volatility, while seeking to selectively add risk during short-term sell-offs.

CITY NATIONAL ROCHDALE FUNDS | PAGE 6

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Government Money Market Fund’s, Prime Money Market Fund’s, California Tax Exempt Money Market Fund’s, Government Bond Fund’s, Corporate Bond Fund’s, California Tax Exempt Bond Fund’s, High Yield Bond Fund’s, Multi Asset Fund’s, Fixed Income Opportunities Fund’s, US Core Equity Fund’s, and Emerging Markets Fund’s investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be lower. There can be no assurance that the Adviser will continue to waive fees.

The Limited Maturity Fixed Income Fund’s, Full Maturity Fixed Income Fund’s, Diversified Equity Fund’s, and Socially Responsible Equity Fund’s investment performance reflects contractual fee waivers in effect. Absent these waivers, total return and yield would be lower. Waivers are in effect until January 28, 2014.

Mutual fund investing involves risk including lose of principal. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. The securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. Emerging markets involve heightened risk related to the same factors as well as increased volatility and lower trading volume.

California Tax Exempt Money Market Fund and California Tax Exempt Bond Fund invest primarily in California securities and may be more volatile and susceptible to a single adverse economic or regulatory occurrence affecting those obligations than a Fund investing in obligations of a number of states.

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or both of two major nationally recognized statistical rating organizations (“NRSRO”). The two NRSROs currently utilized are Standard & Poor’s (S&P) and Moody’s. When a bond is rated by S&P that rating is utilized. If it is not rated by S&P, the Moody’s rating is utilized. When a security is rated by neither, it is classified as “Not Rated”. For bonds, these credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “AA-” or “AA+” have been included in the “AA” rated category. Long-term ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

CITY NATIONAL ROCHDALE FUNDS | PAGE 7

fund overview (Unaudited)
September 30, 2013

City National Rochdale Limited Maturity Fixed Income Fund

The Fund seeks to provide a high level of current income, consistent with the preservation of capital and liquidity, by investing primarily in fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments and non-convertible fixed income securities of U.S. companies.

Comparison of Change in the Value of a $1,000,000 Investment in the City National Rochdale Limited Maturity Fixed Income Fund, Institutional Class Shares, versus the Barclays U.S. 1-3 Year Government/Credit Bond Index and the BofA Merrill Lynch 1-3 Year U.S. Treasury Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

(2)
Previously, the Fund’s performance was compared to the BofA Merrill Lynch 1-3 Year US Treasury Index as its primary benchmark. The Trust has elected to compare the Fund’s performance to the Barclays U.S. 1-3 Year Government/Credit Bond Index, as City National Rochdale believes this is the most appropriate measure for comparison to the Fund’s performance.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Institutional Class*(1)	AHLFX	-0.15%	0.88%	2.83%	2.61%
Class N(2)	AHALX	-0.49%	0.60%	2.54%	2.38%
Barclays U.S. 1-3 Year Government/Credit Bond Index	n/a	0.62%	1.08%	2.52%	2.91%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	n/a	0.37%	0.71%	1.62%	2.58%

*	The graph is based on only Institutional Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)
Class I Shares of the predecessor to the City National Rochdale Limited Maturity Fixed Income Fund (the “Predecessor Fund”) commenced operations on October 22, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of October 22, 1988 to September 29, 2005, reflects the performance of the Predecessor Fund’s Class I Shares.

(2)
Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on October 22, 2004. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of October 22, 2004, to September 29, 2005, reflects the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of October 22, 1988 to October 21, 2004, reflects the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS
% OF PORTFOLIO
FNMA
0.500%, 07/02/15	7.9%
FHLMC REMIC, Ser 2004-2825, Cl VP
5.500%, 06/15/15	4.8%
FHLMC
4.375%, 07/17/15	4.3%
Southern California, Public Power Authority, Ser B, RB, AGM, ETM
6.930%, 05/15/17	3.2%
FNMA
5.000%, 03/15/16	2.9%
FNMA
1.000%, 10/16/17	2.9%
Wachovia
5.750%, 06/15/17	2.8%
America Movil
1.256%, 09/12/16	2.8%
ConocoPhillips Canada Funding I
5.625%, 10/15/16	2.8%
FHLMC
1.000%, 07/30/14	2.7%

CITY NATIONAL ROCHDALE FUNDS | PAGE 8

fund overview (Unaudited)
September 30, 2013

City National Rochdale Government Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Government Bond Fund, Servicing Class Shares, versus the Barclays U.S. 1-5 Year Government Bond Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*(1)^	CNBIX	-1.26%	0.90%	2.24%	2.61%
Institutional Class(2)^^†	CNIGX	-1.11%	1.04%	2.32%	2.65%
Class N(3)	CGBAX	-1.60%	0.65%	1.98%	2.35%
Barclays U.S. 1-5 Year Government Bond Index	n/a	0.00%	1.16%	2.60%	3.16%

*	The graph is based on only Servicing Class Shares; performance for Institutional Class and Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on February 1, 2012.

(3)	Commenced operations on April 13, 2000.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

^^
The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement.

†	Institutional Class Shares’ performance for the period of January 14, 2000 to February 1, 2012 is that of the Servicing Class Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
U.S. Treasury Note
1.375%, 11/30/15	8.0%
Israel Government AID Bond
4.180%, 05/15/20	7.7%
FNMA
0.202%, 08/15/16	5.8%
FFCB
0.264%, 07/26/17	5.8%
Tennessee Valley Authority, Ser E
6.250 12/15/17	5.5%
Egypt Government AID Bond
4.450%, 09/15/15	5.0%
FHLB
0.683%, 04/08/14	4.6%
FNMA REMIC, Ser 2011-99, Cl AV
4.000%, 08/25/24	4.2%
FAMC, MTN
3.250%, 06/25/14	4.1%
FHLB
1.000%, 06/09/17	4.0%

CITY NATIONAL ROCHDALE FUNDS | PAGE 9

fund overview (Unaudited)
September 30, 2013

City National Rochdale Corporate Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities, primarily investment grade corporate bonds issued by domestic and international companies denominated in U.S. dollars.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Corporate Bond Fund, Servicing Class Shares, versus the Barclays U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*(1)^	CNCIX	0.75%	2.23%	5.06%	3.63%
Class N(2)	CCBAX	0.49%	1.97%	4.79%	3.38%
Barclays U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index	n/a	0.75%	2.59%	5.88%	3.92%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on April 13, 2000.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

TOP TEN HOLDINGS
% OF PORTFOLIO
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
2.107%, 07/01/18	2.9%
Lowe's
6.100%, 09/15/17	2.5%
Caisse Centrale Desjardins du Quebec
2.650%, 09/16/15	2.3%
General Electric Capital, MTN
2.150%, 01/09/15	2.2%
Wyeth
5.500%, 02/15/16	2.2%
VW Credit, MTN
1.875%, 10/13/16	2.2%
Total Capital International
1.500%, 02/17/17	2.2%
America Movil
1.256%, 09/12/16	2.0%
American Express Credit, MTN
2.800%, 09/19/16	2.0%
AT&T
2.950%, 05/15/16	2.0%

CITY NATIONAL ROCHDALE FUNDS | PAGE 10

fund overview (Unaudited)
September 30, 2013

City National Rochdale California Tax Exempt Bond Fund

The Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds and notes.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale California Tax Exempt Bond Fund, Servicing Class Shares, versus the Barclays CA Intermediate-Short Municipal Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*(1)^	CNTIX	-0.20%	2.42%	3.98%	3.11%
Class N(2)	CCTEX	-0.45%	2.16%	3.71%	2.85%
Barclays CA Intermediate-Short Municipal Index	n/a	0.50%	2.87%	4.55%	3.80%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on April 13, 2000.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

TOP TEN HOLDINGS
% OF PORTFOLIO
California Statewide, Communities Development Authority, Kaiser Permanente, Ser B, Callable 02/01/17 @ 100
1.020%, 04/01/52	3.0%
Riverside County, Public Safety Communication, Ser A, COP, AMBAC
5.000%, 11/01/17	2.7%
Golden State Tobacco Securitization, Ser A
5.000%, 06/01/21	2.5%
California State, GO, Callable 03/01/15 @ 100
5.000%, 03/01/16	2.4%
California State, GO
5.000%, 09/01/21	2.1%
Sacramento, Financing Authority, Master Lease Program, Ser E, AMBAC
5.250%, 12/01/23	2.1%
Southern California, Public Power Authority Subordinated Southern Transmission Project, Ser A, RB
5.000%, 07/01/17	2.1%
California State, GO
5.000%, 09/01/20	1.8%
Orange County, Public Financing Authority, RB, NATL-RE
5.000%, 07/01/17	1.8%
California State, GO, Callable 11/01/20 @ 100
5.000%, 11/01/22	1.8%

CITY NATIONAL ROCHDALE FUNDS | PAGE 11

fund overview (Unaudited)
September 30, 2013

City National Rochdale Full Maturity Fixed Income Fund

The Fund seeks to provide a high level of current income, consistent with the preservation of capital, by investing primarily in fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments, non-convertible fixed income securities of U.S. companies and U.S. dollar-denominated debt obligations issued by foreign governments and corporations.

Comparison of Change in the Value of a $1,000,000 Investment in the City National Rochdale Full Maturity Fixed Income Fund, Institutional Class Shares, versus the Barclays U.S. Intermediate Government/Credit Bond Index and the Barclays U.S. Aggregate Bond Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Institutional Class*(1)	AHFMX	-1.78%	-2.19%	4.94%	3.95%
Class N(2)	AHAFX	-2.02%	-1.94%	4.69%	3.70%
Barclays U.S. Intermediate Government/Credit Bond Index	n/a	-0.50%	-2.42%	4.95%	4.10%
Barclays U.S. Aggregate Bond Index	n/a	-1.68%	-2.86%	5.41%	4.59%

*	The graph is based on only Institutional Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)
Class I Shares of the predecessor to the City National Rochdale Full Maturity Fixed Income Fund (the “Predecessor Fund”) commenced operations on October 20, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of October 20, 1988 to September 29, 2005, reflects the performance of the Predecessor Fund’s Class I Shares.

(2)
Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on May 11, 2004. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of May 11, 2004, to September 29, 2005, reflects the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of October 20, 1988 to May 11, 2004, reflects the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS*
% OF PORTFOLIO
U.S. Treasury Note
1.250%, 04/30/19	5.4%
U.S. Treasury Bond
5.250%, 11/15/28	2.8%
U.S. Treasury Bond
5.250%, 02/15/38	2.5%
U.S. Treasury Note
2.375%, 07/31/17	2.0%
U.S. Treasury Note
2.750%, 02/15/19	2.0%
FNMA
2.375%, 07/28/15	1.9%
U.S. Treasury Note
0.875%, 07/31/19	1.7%
U.S. Treasury Bond
6.250%, 08/15/23	1.6%
FHLMC
1.000%, 09/29/17	1.5%
U.S. Treasury Note
1.750%, 05/15/23	1.3%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 12

fund overview (Unaudited)
September 30, 2013

City National Rochdale High Yield Bond Fund

The Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade including corporate bonds and debentures, convertible and preferred securities, zero coupon obligations and debt securities that are issued by U.S. and foreign governments.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale High Yield Bond Fund, Servicing Class Shares, versus the Citigroup High Yield Market Capped Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*(1)^	CHYIX	6.35%	9.06%	11.98%	7.94%
Institutional Class(2)^^†	CNIHX	6.49%	9.21%	12.07%	7.98%
Class N(1)	CHBAX	5.95%	8.75%	11.65%	7.62%
Citigroup High Yield Market Capped Index	n/a	6.78%	9.15%	12.24%	8.36%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on February 2, 2012.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

^^
The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement.

†	Institutional Class Shares’ performance for the period of January 14, 2000 to February 2, 2012 is that of the Servicing Class Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
First Data
8.750%, 01/15/22	1.5%
Victor Technologies Group
9.000%, 12/15/17	1.5%
GRD Holdings III
10.750%, 06/01/19	1.4%
AmeriGas Finance
7.000%, 05/20/22	1.4%
Central Garden and Pet
8.250%, 03/01/18	1.4%
Laureate Education
9.250%, 09/01/19	1.3%
Eagle Rock Energy Partners
8.375%, 06/01/19	1.3%
TPC Group
8.750%, 12/15/20	1.3%
MDC Partners
6.750%, 04/01/20	1.3%
Exterran Holdings
7.250%, 12/01/18	1.2%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 13

fund overview (Unaudited)
September 30, 2013

City National Rochdale Intermediate Fixed Income Fund

The Fund seeks current income and, to the extent consistent with this goal, capital appreciation, by investing primarily in fixed income securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Intermediate Fixed Income Fund, versus the Barclays Intermediate U.S. Government/Credit Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N*(1)	RIMCX	0.05%	3.09%	5.06%	3.55%
Barclays Intermediate U.S. Government/Credit Index	n/a	-0.50%	2.42%	4.95%	4.10%

*	Commenced operations on December 31, 1999.

(1)
The predecessor to the City National Rochdale Intermediate Fixed Income Fund (the “Predecessor Fund”) commenced operations on December 31, 1999. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund prior to March 29, 2013 represents the performance of the Predecessor Fund.

TOP TEN HOLDINGS*
% OF PORTFOLIO
General Electric Capital, MTN
0.461%, 10/06/13	2.8%
California State, Department of Water Resources, Ser L, RB Callable 05/01/21 @ 100
5.000%, 05/01/21	2.6%
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
2.107%, 07/01/18	2.4%
Morgan Stanley
4.750%, 04/01/14	2.2%
HSBC Finance
0.518%, 01/15/14	1.9%
America Movil
1.241%, 12/12/13	1.9%
American Express
0.852%, 11/22/13	1.9%
Hyundai Auto Receivables Trust, Ser 2013-B, Cl A2
0.530%, 03/15/16	1.6%
Lexmark International
5.125%, 03/15/20	1.5%
JPMorgan Chase
3.375%, 05/01/23	1.5%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 14

fund overview (Unaudited)
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund

The Fund seeks a high level of current income by investing primarily in fixed income securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Fixed Income Opportunities Fund, versus the Credit Suisse Leveraged Loan Index , the Barclays U.S. Aggregate Bond Index and the Barclays U.S. High Yield Bond Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	Inception to Date
Class N*(1)	RIMOX	5.71%	6.31%	8.35%
Credit Suisse Leveraged Loan Index	n/a	5.83%	6.26%	9.24%
Barclays U.S. Aggregate Bond Index	n/a	-1.68%	2.86%	4.80%
Barclays U.S. High Yield Bond Index	n/a	7.14%	9.19%	14.16%

*	Commenced operations on July 1, 2009.

(1)
The predecessor to the City National Rochdale Fixed Income Opportunities Fund (the “Predecessor Fund”) commenced operations on July 1, 2009. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund prior to March 29, 2013 represents the performance of the Predecessor Fund.

TOP TEN HOLDINGS*
% OF PORTFOLIO
BT SPE (Acquired 07/06/11, Acquisition Cost $13,916,998)
9.250%, 06/06/16	1.2%
Dubai Holding Commercial Operations, MTN
6.000%, 02/01/17	0.9%
Bulgaria Telecom
5.500%, 01/15/20	0.7%
Sea Trucks Group
9.000%, 03/26/18	0.7%
Altice Financing
8.000%, 12/15/19	0.7%
First Quantum Minerals
7.250%, 10/15/19	0.6%
Renaissance Capital Via Renaissance Consumer Funding
13.500%, 06/21/18	0.6%
JSC BTA Bank
4.728%, 09/30/13	0.6%
DNO International
7.778%, 04/11/16	0.5%
Hilton Hotels
0.000%, 09/23/20	0.5%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 15

fund overview (Unaudited)
September 30, 2013

City National Rochdale Multi-Asset Fund

The Fund seeks to generate a positive total return in excess of inflation in a manner consistent with capital preservation in all market environments by investing all or a principal portion of its assets in other mutual funds or exchange-traded funds.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Multi-Asset Fund, Servicing Class Shares, versus the BofA Merrill Lynch 3-Month T. Bill Index, the Barclays U.S. TIPS Index and a 40/60 hybrid of the following two indexes: the MSCI World Index and Barclays Intermediate Government/Credit Bond Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

(2)
Previously, the Fund’s performance was compared to the Barclays U.S. TIPS Index as its primary benchmark. The Trust has elected to compare the Fund’s performance to the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index and a hybrid index consisting of 40% MSCI World Index and 60% Barclays U.S. Intermediate Government/Credit Bond Index, as City National Rochdale believes these are the most appropriate measures for comparison to the Fund’s performance.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Servicing Class*(1)^	CNIIX	4.51%	3.04%	3.95%	1.52%
Institutional Class(2)^^†	CNIMX	4.79%	3.20%	4.04%	1.59%
Class N(1)	CNIAX	4.25%	2.82%	3.72%	1.27%
BofA Merrill Lynch U.S. 3-Month T. Bill Index	n/a	0.10%	0.10%	0.17%	0.62%
Barclays U.S. TIPS Index	n/a	-6.10%	4.02%	5.31%	5.45%
40/60 hybrid of the following two indexes:
MSCI World Index	n/a	20.90%	12.46%	8.46%	3.70%
Barclays Intermediate Government/Credit Bond Index	n/a	11.10%	10.74%	8.40%	4.65%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on October 1, 2007.

(2)	Commenced operations on March 22, 2012.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

^^
The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement.

†	Institutional Class Shares’ performance for the period of October 1, 2007 to March 22, 2012 is that of the Servicing Class Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Vanguard Short-Term Bond Index Fund	10.1%
SPDR S&P 500 ETF	8.4%
City National Rochdale Corporate Bond Fund, Servicing Class	7.0%
Eaton Vance Floating Rate Advantage Fund	6.6%
City National Rochdale Limited Maturity Fixed Income Fund, Insitutional Class	5.3%
Vanguard FTSE Europe ETF	5.1%
City National Rochdale Government Bond Fund, Insitutional Class	5.0%
Ivy High Income Fund	4.9%
Vanguard Small Cap Value	4.8%
SPDR S&P Dividend	4.6%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 16

investment adviser’s report (Unaudited)
September 30, 2013

Equity Funds

DIVIDEND & INCOME FUND

The Fund posted a return of -0.22% for Q3, underperforming its S&P 500 Index benchmark return of 5.24%. Calendar year to date, the Fund delivered a return of 13.74%, lagging its benchmark’s 19.79% return by 605bps. On a trailing twelve month basis ending September 30, 2013, the Fund generated a 12.47% return, underperforming its benchmark’s return of 19.34% by 687bps.

From a performance attribution standpoint over the trailing 12 month period, the Fund lagged the benchmark in Q4 of 2012 but rebounded to outpace the Dow Jones US Select Dividend Index by 144bps in Q1 of 2013. Outperformance in Q1 was driven by broad-based positive stock selection across the portfolio’s quality dividend names. An overweight to defensively oriented sectors such as Consumer Staples, Utilities, and Real Estate Investment Trusts (“REITs”), as well as significant exposure to the Master Limited Partnership segment, benefited performance early in the year as safety commanded a premium in the market. During Q2, the Fund underperformed the benchmark primarily due to the sell-off in interest rate sensitive REIT and Utilities stocks. The interest rate spike in June attributable to concerns surrounding the Fed’s projected tapering activities had a significant negative impact on interest rate sensitive securities across all asset classes. Beginning with the month of July, a rebound in cyclical companies and a rotation out of defensively-oriented segments of the market led to relative underperformance in Q3. The portfolio remains somewhat defensive, although the manager is reviewing select cyclical and financial stocks for inclusion as we move into 2014.

U.S. CORE EQUITY FUND

The Servicing Class Shares of the U.S. Core Equity Fund posted a return of 8.59% for Q3, outpacing its S&P 500 Index benchmark return of 5.24% by 335bps. Calendar year to date, the Servicing Class Shares of the U.S. Core Equity Fund delivered a return of 21.34%, 155bps ahead of the its benchmark return of 19.79%. With an inception date of December 3, 2012, the Servicing Class Shares of the U.S. Core Equity Fund does not yet have a full year of performance. Since inception, the Servicing Class Shares of the U.S. Core Equity Fund returned 21.60% compared to 21.46% for its benchmark.

In terms of performance attribution, the Fund has generally been positioned with a pro-cyclical orientation throughout the year. This led to slight relative underperformance in Q1, as underweights to defensive industries like Food, Beverage & Tobacco pressured returns. Moving into the middle of calendar year 2013, the manager continued to scale back on defensive names and rotate into more cyclical companies, effectively raising the tracking error of the portfolio. Performance trailed the benchmark by a narrow margin in Q2 as stocks with a higher beta profile suffered during the market’s sell-off in June on the back of tapering concerns. As risk assets rebounded strongly in July, the Fund’s pro-cyclical profile was rewarded, leading to over 300bps of outperformance in Q3. Positive stock selection accounted for the bulk of the outperformance during the quarter, as investors placed a premium on companies with superior EPS growth characteristics.

DIVERSIFIED EQUITY FUND

The Institutional Class of the Diversified Equity Fund posted a 5.38% return in Q3, narrowly outperforming its S&P 500 Index benchmark return of 5.24%. Calendar year to date, the Institutional Class of the Diversified Equity Fund has delivered a 17.75% return relative to 19.79% for its benchmark. For the fiscal year ended September 30, 2013, the Institutional Class of the Diversified Equity Fund returned 18.18% compared to a 19.34% return for its benchmark.

The Fund generally kept pace with the benchmark in early 2013, trailing the index slightly during Q1. With an approximate 30% allocation within the aggregate Fund, Turner’s Large Cap Growth strategy’s lackluster relative returns weighed on performance to a significant degree. A meaningful underweight to the Consumer Staples sector also placed downward pressure on performance, as defensive segments of the market were strong positive contributors. Moving into the middle of 2013, the Fund continued to trail the benchmark by a narrow margin, in large part due to stock selection within the Energy sector. Turner was removed from the Fund as a sub-advisor during Q2, and as a result

CITY NATIONAL ROCHDALE FUNDS | PAGE 17

investment adviser’s report (Unaudited)
September 30, 2013

Equity Funds (continued)

their assets were shifted to an internally managed core/growth mandate. Internally managed capital represents approximately 2/3 of the Fund’s total assets under managemenr, with the remaining 1/3 overseen by SKBA in a Large Cap Value mandate.

SOCIALLY RESPONSIBLE EQUITY FUND

The Institutional Class Shares of the Socially Responsible Equity Fund posted a return of 4.78% for Q3, matching its MSCI KLD 400 Social Index benchmark return of 4.82%. Calendar year to date, the Institutional Class Shares of the Socially Responsible Equity Fund delivered a return of 20.16%, trailing its benchmark’s 24.16% return by 400bps. For the fiscal year ended September 30, 2013, the Institutional Class Shares of the Socially Responsible Equity Fund was slightly behind its benchmark, returning 23.38% versus 24.22%, respectively.

In terms of performance attribution, the first quarter of the trailing one year period ending September 30, 2013 started off on solid ground with about 260bps of excess return. As 2013 began, the Fund gave some of this back, lagging the benchmark by 210bps. Much of this underperformance is attributed to broad based stock selection challenges and a significant (roughly 900bps) underweight to the Consumer Staples sector, which was the 2nd best performing segment of the market behind the Health Care sector. The Fund continued to struggle on a relative basis during Q2, as a meaningful Energy overweight and less than stellar stock selection within the Health Care sector weighed on performance. The Fund kept pace with the benchmark during Q3, as the portfolio’s value orientation was rewarded in the marketplace when investor risk appetite returned in July. An overweight to the Materials sector was additive, as this was the top performing segment in the market during the quarter. The Fund will generally maintain a smaller market capitalization profile relative to the benchmark and emphasize companies at the lower end of the valuation spectrum.

EMERGING MARKETS FUND

The Emerging Markets Fund posted a return of 1.90% for Q3, underperforming its MSCI Emerging Markets Index benchmark return of 5.77%. Calendar year to date, the Emerging Markets Fund delivered a return of 5.97%, outpacing its benchmark’s -4.35% return by 1,032bps. On a trailing twelve month basis ending September 30, 2013, the Emerging Markets Fund was comfortably ahead of its benchmark, returning 14.12% versus 0.98%, respectively.

Over the last year, the Emerging Markets Fund outperformed the benchmark in 3 out of 4 quarters. The strategy began the one year period outpacing the benchmark by nearly 200bps in Q4 with almost an 8% return. As 2013 began, the Fund protected capital in Q1, posting positive absolute performance as the benchmark declined. Much of this outperformance is due to stock selection within China, as the strategy’s preference for consumer-oriented industries over large financial companies benefited performance to a significant degree. Moving into Q2, the Fund continued to outperform as most Asian markets declined further. At just over 10%, an elevated cash position was additive to relative performance. A significant overweight to the Consumer Discretionary sector combined with positive stock selection within the segment was notably impactful. During Q3, the Fund lagged the benchmark as higher beta stocks and cyclical names drove performance, particularly during the month of July. A lack of exposure to South Korea explained a significant amount of the underperformance during Q3, as the Korean Won appreciated 5.7% against the US Dollar. The strategy remains constructive on China and proactively increased exposure throughout the quarter.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

CITY NATIONAL ROCHDALE FUNDS | PAGE 18

The Government Money Market Fund’s, Prime Money Market Fund’s, California Tax Exempt Money Market Fund’s, Government Bond Fund’s, Corporate Bond Fund’s, California Tax Exempt Bond Fund’s, High Yield Bond Fund’s, Multi Asset Fund’s, Fixed Income Opportunities Fund’s, US Core Equity Fund’s, and Emerging Markets Fund’s investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be lower. There can be no assurance that the Adviser will continue to waive fees.

The Limited Maturity Fixed Income Fund’s, Full Maturity Fixed Income Fund’s, Diversified Equity Fund’s, and Socially Responsible Equity Fund’s investment performance reflects contractual fee waivers in effect. Absent these waivers, total return and yield would be lower. Waivers are in effect until January 28, 2014.

Mutual fund investing involves risk including lose of principal. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. The securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. Emerging markets involve heightened risk related to the same factors as well as increased volatility and lower trading volume.

California Tax Exempt Money Market Fund and California Tax Exempt Bond Fund invest primarily in California securities and may be more volatile and susceptible to a single adverse economic or regulatory occurrence affecting those obligations than a fund investing in obligations of a number of states.

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or both of two major nationally recognized statistical rating organizations (“NRSRO”). The two NRSROs currently utilized are Standard & Poor’s (S&P) and Moody’s. When a bond is rated by S&P that rating is utilized. If it is not rated by S&P, the Moody’s rating is utilized. When a security is rated by neither, it is classified as “Not Rated”. For bonds, these credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “AA-” or “AA+” have been included in the “AA” rated category. Long-term ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

CITY NATIONAL ROCHDALE FUNDS | PAGE 19

fund overview (Unaudited)
September 30, 2013

City National Rochdale Dividend & Income Fund

The Fund seeks to provide significant income and, as a secondary focus, long-term capital appreciation, by investing primarily in income-generating securities, principally comprised of dividend-paying equity securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Dividend & Income Fund, versus the S&P 500 Index and the Dow Jones Select Dividend Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N*(1)	RIMHX	12.47%	12.56%	9.23%	8.70%
S&P 500 Index	n/a	19.34%	16.27%	10.02%	7.57%
Dow Jones Select Dividend Index	n/a	19.45%	16.80%	9.00%	8.07%

*	Commenced operations on June 1, 1999.

(1)
The predecessor to the City National Rochdale Dividend & Income Fund (the “Predecessor Fund”) commenced operations on June 1, 1999. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund prior to March 29, 2013 represents the performance of the Predecessor Fund.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Philip Morris International	2.7%
Chevron	2.4%
Mattel	2.4%
Lorillard	2.1%
Johnson & Johnson	1.9%
General Mills	1.9%
Bristol-Myers Squibb	1.8%
McDonald's	1.8%
EI du Pont de Nemours	1.8%
Microsoft	1.8%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 20

fund overview (Unaudited)
September 30, 2013

City National Rochdale U.S. Core Equity Fund

The Fund seeks to provide long-term capital appreciation by investing primarily in common stock of large and middle capitalization corporations domiciled in the United States.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale U.S. Core Equity Fund, Servicing Class Shares, versus the S&P 500 Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	Cumulative Inception to Date
Servicing Class*(1)	CNRVX	21.60%
Institutional Class(1)	CNRUX	22.23%
Class N(1)	CNRWX	21.33%
S&P 500 Index	n/a	21.46%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on December 3, 2012.

TOP TEN HOLDINGS
% OF PORTFOLIO
Apple	3.8%
Celgene	3.0%
Qualcomm	2.5%
Facebook, Cl A	2.5%
JPMorgan Chase	2.4%
Prudential Financial	2.4%
Gilead Sciences	2.3%
Google, Cl A	2.3%
Schlumberger	2.2%
National Oilwell Varco	2.1%

CITY NATIONAL ROCHDALE FUNDS | PAGE 21

fund overview (Unaudited)
September 30, 2013

City National Rochdale Diversified Equity Fund

The Fund seeks to provide long-term capital growth by investing primarily in common stocks of large-capitalization U.S. companies that are diversified among various industries and market sectors.

Comparison of Change in the Value of a $1,000,000 Investment in the City National Rochdale Diversified Equity Fund, Institutional Class Shares, versus the S&P 500 Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Institutional Class*(1)	AHDEX	18.18%	11.57%	6.60%	5.90%
Class N(2)	AHADX	17.89%	11.27%	6.34%	5.63%
S&P 500 Index	n/a	19.34%	16.27%	10.02%	7.57%

*	The graph is based on only Institutional Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)
Class I Shares of the predecessor to the City National Rochdale Diversified Equity Fund (the “Predecessor Fund”) commenced operations on October 20, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of October 20, 1988 to September 29, 2005, reflects the performance of the Predecessor Fund’s Class I Shares.

(2)
Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on December 30, 2002. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of December 30, 2002, to September 29, 2005, reflects the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of October 20, 1988 to December 30, 2002, reflects the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Apple	2.3%
Cisco Systems	1.9%
Microsoft	1.9%
American International Group	1.8%
Bank of America	1.8%
Berkshire Hathaway, Cl B	1.7%
PepsiCo	1.7%
MetLife	1.7%
Arrow Electronics	1.6%
McKesson	1.5%

CITY NATIONAL ROCHDALE FUNDS | PAGE 22

fund overview (Unaudited)
September 30, 2013

City National Rochdale Socially Responsible Equity Fund

The Fund seeks to provide long-term capital growth by investing primarily in common stocks of U.S. issuers that meet certain socially responsible criteria.

Comparison of Change in the Value of a $1,000,000 Investment in the City National Rochdale Socially Responsible Equity Fund, Institutional Class Shares, versus the MSCI KLD 400 Social Index and the Russell 1000 Value Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Institutional Class*(1)	AHRAX	23.38%	13.07%	6.64%	4.48%
Class N(2)	AHSRX	23.12%	12.83%	6.37%	4.24%
MSCI KLD 400 Social Index	n/a	24.22%	16.25%	10.59%	6.03%
Russell 1000 Value Index	n/a	22.30%	16.25%	8.86%	5.80%

*	The graph is based on only Institutional Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)
Class I Shares of the predecessor to the Socially Responsible Equity Fund (the “Predecessor Fund”) commenced operations on January 3, 2005. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of January 3, 2005 to September 29, 2005, reflects the performance of the Predecessor Fund’s Class I Shares.

(2)
Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on August 12, 2005. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of August 12, 2005, to September 29, 2005, reflects the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of January 3, 2005 to August 12, 2005, reflects the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Arrow Electronics	3.1%
American International Group	3.0%
Southwestern Energy	2.7%
ConocoPhillips	2.6%
PepsiCo	2.6%
Genworth Financial, Cl A	2.5%
Xerox	2.5%
Brookfield Asset Management, Cl A	2.5%
AbbVie	2.4%
Laboratory Corp of America Holdings	2.4%

*	Excludes Cash Equivalent

CITY NATIONAL ROCHDALE FUNDS | PAGE 23

fund overview (Unaudited)
September 30, 2013

City National Rochdale Emerging Markets Fund

The Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies that are operating principally in emerging market countries.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Emerging Markets Fund, versus the MSCI Emerging Markets Index and the MSCI Emerging Markets Asia Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	Inception to Date
Class N*(1)	RIMIX	14.12%	19.18%
MSCI Emerging Markets Index	n/a	0.98%	7.91%
MSCI Emerging Markets Asia Index	n/a	4.22%	10.44%

*	Commenced operations on December 14, 2011.

(1)
The predecessor to the City National Rochdale Emerging Markets Fund (the “Predecessor Fund”) commenced operations on December 14, 2011. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund prior to March 29, 2013 represents the performance of the Predecessor Fund.

TOP TEN HOLDINGS
% OF PORTFOLIO
Galaxy Entertainment Group	4.5%
Great Wall Motor, Cl H	3.8%
Tencent Holdings	3.7%
NagaCorp	3.4%
Magic Holdings International	3.0%
Goodbaby International Holdings	2.0%
XTEP International Holdings	1.9%
Ping An Insurance Group of China, Cl H	1.9%
Malayan Banking	1.9%
Bosideng International Holdings	1.8%

CITY NATIONAL ROCHDALE FUNDS | PAGE 24

schedule of investments
September 30, 2013

City National Rochdale Government Money Market Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [74.2%]
FAMC, MTN
1.250%, 12/06/13	$4,380	$4,388
3.125%, 02/04/14	5,000	5,050
3.250%, 06/25/14	3,500	3,577
FAMC DN(A)
0.030%, 10/01/13	28,000	28,000
0.072%, 10/03/13	42,720	42,720
0.020%, 10/10/13	18,000	18,000
0.100%, 10/18/13	24,800	24,799
0.160%, 11/25/13	10,945	10,942
0.155%, 02/28/14	25,000	24,984
0.140%, 03/06/14	20,000	19,988
0.170%, 03/18/14	15,000	14,988
0.167%, 03/25/14	42,352	42,318
FFCB
0.230%, 10/01/13(B)	25,000	25,000
0.190%, 10/01/13(B)	31,690	31,691
0.130%, 10/01/13(B)	25,000	25,000
0.120%, 10/01/13(B)	24,150	24,150
0.350%, 10/03/13	10,000	10,000
0.170%, 10/03/13(B)	20,000	20,000
0.147%, 10/11/13(B)	20,000	20,000
0.212%, 10/13/13(B)	12,300	12,313
0.199%, 10/23/13(B)	26,500	26,525
0.250%, 11/21/13(B)	21,000	21,013
0.350%, 01/23/14	10,000	10,008
0.025%, 02/10/14(B)	22,075	22,080
0.200%, 05/13/14	20,000	20,006
FFCB DN
0.160%, 04/15/14(A)	19,095	19,078
FHLB
0.190%, 10/01/13(B)	20,000	20,000
0.170%, 10/01/13(B)	25,000	24,999
0.160%, 10/01/13(B)	15,000	15,000
0.132%, 10/08/13(B)	40,000	40,000
0.102%, 10/15/13(B)	40,000	39,999
3.625%, 10/18/13	20,000	20,032
0.100%, 11/20/13	30,000	29,999

Description	Face Amount (000)	Value (000)
0.076%, 12/12/13(B)	$20,000	$20,000
0.160%, 12/19/13	20,400	20,401
0.875%, 12/27/13	9,415	9,432
0.120%, 02/10/14	25,000	24,998
0.280%, 02/24/14	12,250	12,257
0.125%, 03/21/14	20,000	19,998
0.160%, 03/28/14	62,405	62,404
0.125%, 04/11/14	8,800	8,798
0.125%, 04/17/14	51,765	51,756
0.125%, 05/02/14	9,350	9,348
5.250%, 06/18/14	10,000	10,365
0.125%, 06/18/14	31,040	31,033
0.125%, 09/03/14	25,000	24,988
FHLB DN(A)
0.053%, 10/02/13	259,800	259,800
0.037%, 10/04/13	49,350	49,350
0.005%, 10/09/13	15,100	15,100
0.055%, 10/16/13	30,500	30,499
0.032%, 10/18/13	198,502	198,499
0.015%, 10/23/13	206,103	206,101
0.060%, 11/01/13	40,000	39,998
0.018%, 11/08/13	34,400	34,399
0.030%, 11/13/13	86,000	85,997
0.025%, 11/27/13	63,000	62,997
0.015%, 12/02/13	35,000	34,999
0.041%, 12/13/13	100,000	99,992
0.025%, 12/18/13	129,000	128,993
0.135%, 01/08/14	5,000	4,998
0.135%, 08/15/14	25,000	24,970
FHLMC
0.153%, 10/04/13(B)	22,500	22,501
0.450%, 01/09/14	10,000	10,009
1.375%, 02/25/14	15,098	15,171
FHLMC DN(A)
0.120%, 10/08/13	3,550	3,550
0.020%, 11/25/13	12,300	12,299
0.020%, 12/02/13	37,300	37,299
0.025%, 12/16/13	44,900	44,898
FNMA
1.125%, 10/08/13	15,493	15,496
0.360%, 12/23/13(B)	29,000	29,042
1.250%, 02/27/14	11,409	11,462
2.750%, 03/13/14	32,883	33,270
4.125%, 04/15/14	5,540	5,659
2.500%, 05/15/14	21,026	21,332
FNMA DN(A)
0.075%, 10/02/13	22,500	22,500
0.010%, 10/07/13	5,000	5,000
0.010%, 10/23/13	4,300	4,300
0.120%, 01/02/14	40,000	39,988

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 25

schedule of investments
September 30, 2013

City National Rochdale Government Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
0.020%, 01/03/14	$50,000	$49,997
0.150%, 02/03/14	20,000	19,990
Total U.S. Government Agency Obligations (Cost $2,702,880)		2,702,880
Municipal Bonds [11.0%]
California [1.8%]
ABAG Finance Authority for Nonprofit, Miramar Apartments Project, Ser A, RB, FNMA, AMT
0.070%, 10/03/13(B) (C)	15,000	15,000
Anaheim, Housing Authority, Sea Wind Apartments Project, Ser C, RB, FNMA, AMT
0.070%, 10/03/13(B) (C)	6,300	6,300
California Statewide, Communities Development Authority, Fairway Family Apartments Project, Ser PP, RB, FNMA, AMT
0.070%, 10/03/13(B) (C)	8,000	8,000
Los Angeles, Community Redevelopment Agency, Hollywood and Vine Apartments Project, Ser A, RB, FNMA, AMT
0.070%, 10/03/13(B) (C)	28,450	28,450
Sacramento County Housing Authority, Ashford Heights Apartments Project, Ser H, RB, FNMA, AMT
0.070%, 10/03/13(B) (C)	9,000	9,000
Total California		66,750
New York [4.1%]
New York State, Housing Finance Agency, RB, FHLMC
0.050%, 10/02/13(B) (C) (D)	25,200	25,200
New York State, Housing Finance Agency, 316 11th Avenue Project, Ser A, RB, FNMA, AMT
0.070%, 10/02/13(B) (C)	19,000	19,000
New York State, Housing Finance Agency, 345 East 94th Street Project, Ser A, RB, FHLMC, AMT
0.080%, 10/02/13(B) (C)	13,200	13,200

Description	Face Amount (000)	Value (000)
New York State, Housing Finance Agency, 360 West 43rd Street Project, Ser A, RB, FNMA, AMT
0.070%, 10/02/13(B) (C)	$23,800	$23,800
New York State, Housing Finance Agency, 360 West 43rd Street Project, Ser A, RB, FNMA, AMT
0.070%, 10/02/13(B) (C)	14,100	14,100
New York State, Housing Finance Agency, 750 6th Avenue Project, Ser A, RB, FNMA, AMT
0.070%, 10/02/13(B) (C)	7,500	7,500
New York State, Housing Finance Agency, Victory Housing Project, Ser 2004-A, RB, FHLMC, AMT
0.070%, 10/02/13(B) (C)	25,500	25,500
New York State, Housing Finance Agency, West 38th Street Project, Ser A, RB, FNMA, AMT
0.080%, 10/02/13(B) (C)	20,000	20,000
Total New York		148,300
Tennessee [3.9%]
Tennessee Valley Authority DN
0.065%, 10/10/13(A)	43,527	43,526
Tennessee Valley Authority DN
0.035%, 10/17/13(A)	100,000	99,999
Total Tennessee		143,525
Texas [0.8%]
Houston, Housing Finance, Regency Park Apartments Project, RB, FNMA, AMT
0.100%, 10/02/13(B) (C)	13,595	13,595
Texas Department of Housing & Community Affairs, Idlewilde Apartments Project, RB, FNMA, AMT
0.090%, 10/03/13(B) (C)	13,610	13,610
Total Texas		27,205

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 26

schedule of investments
September 30, 2013

City National Rochdale Government Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Washington [0.4%]
Washington State, Housing Finance Commission, Vintage Spokane Project, Ser A, RB, FNMA, AMT
0.090%, 10/03/13(B) (C)	$16,295	$16,295
Total Municipal Bonds (Cost $402,075)		402,075
U.S. Treasury Obligations [5.1%]
U.S. Treasury Bill
0.005%, 10/03/13(A)	100,000	100,000
U.S. Treasury Notes
0.500%, 10/15/13	30,000	30,005
2.750%, 10/31/13	50,000	50,111
0.250%, 10/31/13	5,000	5,000
Total U.S. Treasury Obligations (Cost $185,116)		185,116
Repurchase Agreements(E) [9.4%]
Bank of America
0.030%, dated 09/30/13, repurchased on 10/01/13, repurchase price $90,000,075 (collateralized by a U.S. Treasury Note, par value $93,200,000, 0.625%, 08/31/17; with total market value $91,800,000)	90,000	90,000
Barclays
0.060%, dated 09/30/13, repurchased on 10/01/13, repurchase price $80,000,133 (collateralized by various U.S. Treasury Notes, par values ranging from $15,400,000 to $71,300,000, 0.750% - 1.625%, 10/31/17 to 11/15/22; with total market value $81,600,000)	80,000	80,000
Deutsche Bank
0.100%, dated 09/30/13, repurchased on 10/01/13, repurchase price $18,000,050 (collateralized by various U.S. Government obligations, par values ranging from $239,000 to $13,500,000, 0.000% - 5.355%, 06/27/16 to 03/26/37; with total market value $18,360,193)	18,000	18,000

Description	Face Amount (000)/Shares	Value (000)
Deutsche Bank
0.050%, dated 09/30/13, repurchased on 10/01/13, repurchase price $50,000,069 (collateralized by various U.S. Treasury Notes, par values ranging from $103,800 to $40,000,000, 1.250% - 3.625%, 09/30/15 to 05/15/21; with total market value $51,000,006)	$50,000	$50,000
Goldman Sachs
0.040%, dated 09/30/13, repurchased on 10/01/13, repurchase price $105,000,117 (collateralized by various U.S. Government obligations, par values ranging from $39,700,000 to $66,000,000, 0.800% - 2.625%, 11/20/14 to 06/24/16; with total market value $107,100,000)	105,000	105,000
Total Repurchase Agreements (Cost $343,000)		343,000
Short-Term Investment [0.3%]
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.050%*	9,256,703	9,257
Total Short-Term Investment (Cost $9,257)		9,257
Total Investments [100.0%] (Cost $3,642,328)		$3,642,328

Percentages are based on Net Assets of $3,643,970 (000).

*	The rate reported is the 7-day effective yield as of September 30, 2013.

(A)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2013.

(C)	Put and Demand Feature — The date reported is the next reset or put date.

(D)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.

(E)	Tri-Party Repurchase Agreement.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 27

schedule of investments
September 30, 2013

City National Rochdale Government Money Market Fund (concluded)

ABAG — Association of Bay Area Governments

AMT — Alternative Minimum Tax (subject to)

DN — Discount Note

FAMC — Federal Agriculture Mortgage Corporation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

The following is a summary of the inputs used as of September 30, 2013 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$2,702,880	$—	$2,702,880
Municipal Bonds	—	402,075	—	402,075
U.S. Treasury Obligations	—	185,116	—	185,116
Repurchase Agreements	—	343,000	—	343,000
Short-Term Investment	9,257	—	—	9,257
Total Investments in Securities	$9,257	$3,633,071	$—	$3,642,328

For the year ended September 30, 2013, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 28

schedule of investments
September 30, 2013

City National Rochdale Prime Money Market Fund

Description	Face Amount (000)	Value (000)
Commercial Paper [61.7%]
Air Transportation [2.4%]
United Parcel Service (A)
0.001%, 10/02/13	$30,000	$30,000
Banks [26.9%]
ANZ New Zealand International(A)
0.240%, 11/06/13	10,000	9,998
ASB Finance(A)
0.250%, 10/30/13	15,000	14,997
0.230%, 02/28/14	10,000	9,990
Bank of Nova Scotia
0.225%, 10/04/13	10,000	10,000
0.200%, 12/09/13	10,000	9,996
Bank of Tokyo-Mitsubishi UFJ NY
0.160%, 10/23/13	15,000	14,999
0.240%, 10/29/13	10,000	9,998
0.240%, 11/22/13	15,000	14,995
Barclays US Funding
0.230%, 03/12/14	10,000	9,990
Credit Suisse NY
0.260%, 03/18/14	10,000	9,988
HSBC USA
0.230%, 03/10/14	10,000	9,990
Korea Development Bank NY
0.220%, 10/01/13	35,000	35,000
Macquarie Bank(A)
0.250%, 11/08/13	10,000	9,997
0.280%, 11/20/13	10,000	9,996
National Australia Funding Delaware(A)
0.225%, 12/23/13	15,000	14,992
0.250%, 05/23/14	20,000	19,967
Skandinaviska Enskilda Banken(A)
0.070%, 10/23/13	20,000	19,999
0.260%, 03/10/14	10,000	9,988
Standard Chartered Bank(A)
0.220%, 01/06/14	10,000	9,994

Description	Face Amount (000)	Value (000)
Sumitomo Corp of America
0.240%, 11/26/13	$5,000	$4,998
0.250%, 12/02/13	20,920	20,911
Sumitomo Mitsui Banking(A)
0.210%, 10/08/13	10,000	10,000
0.215%, 11/01/13	15,000	14,997
Sumitomo Mitsui Trust Bank Limited(A)
0.180%, 10/24/13	13,000	12,999
Toronto-Dominion Holdings USA(A)
0.100%, 11/01/13	20,000	19,998
Total Banks		338,777
Financial Services [21.2%]
Allianz Finance(A)
0.280%, 10/25/13	10,000	9,998
0.280%, 10/28/13	10,000	9,998
American Honda Finance
0.110%, 11/12/13	7,585	7,584
Caisse Centrale Desjardins du Quebec(A)
0.210%, 10/24/13	15,000	14,998
0.225%, 10/25/13	20,000	19,997
CPPIB Capital(A)
0.150%, 10/25/13	3,500	3,500
0.200%, 12/04/13	2,000	1,999
0.230%, 01/03/14	15,000	14,991
0.180%, 01/16/14	15,000	14,992
General Electric Capital
0.230%, 11/04/13	10,000	9,998
0.240%, 03/27/14	15,000	14,982
John Deere Canada ULC(A)
0.060%, 10/18/13	30,000	29,999
Liberty Street Funding(A)
0.130%, 10/17/13	10,000	10,000
MetLife Short Term Funding(A)
0.120%, 10/02/13	10,000	10,000
0.110%, 10/23/13	15,000	14,999
0.110%, 10/25/13	10,000	9,999
Mizuho Funding(A)
0.215%, 01/17/14	17,600	17,589
Toyota Financial Services de Puerto Rico
0.210%, 10/21/13	10,000	9,999
0.200%, 11/04/13	10,000	9,998
Westpac Securities NZ(A)
0.180%, 11/27/13	31,000	30,991
Total Financial Services		266,611

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 29

schedule of investments
September 30, 2013

City National Rochdale Prime Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Food, Beverage & Tobacco [3.5%]
Coca-Cola(A)
0.200%, 01/07/14	$5,000	$4,997
Nestle Capital(A)
0.010%, 10/02/13	30,000	30,000
0.010%, 10/09/13	10,000	10,000
Total Food, Beverage & Tobacco		44,997
Gas Transmission [1.2%]
Total Capital Canada(A)
0.140%, 02/03/14	15,000	14,993
Import/Export [0.9%]
Mitsui & USA
0.170%, 10/22/13	11,000	10,999
Medical-HMO [3.2%]
UnitedHealth Group(A)
0.140%, 10/01/13	40,000	40,000
Petroleum & Fuel Products [0.4%]
ConocoPhillips Qatar Funding(A)
0.150%, 10/18/13	4,860	4,860
Regional Authority [1.2%]
California State, Educational Facilities Authority
0.200%, 01/23/14	15,000	15,000
Schools [0.8%]
University of California
0.130%, 10/15/13	10,000	9,999
Total Commercial Paper (Cost $776,236)		776,236
Certificates of Deposit [18.4%]
Banco Del Estado De Chile
0.270%, 10/10/13	10,000	10,000
0.630%, 11/27/13	8,600	8,605
0.630%, 12/04/13	2,500	2,502
0.270%, 01/08/14	15,000	15,000
Bank of America
0.170%, 10/07/13	25,000	25,000
Bank of Montreal IL
0.275%, 11/01/13	15,000	15,000
0.170%, 11/25/13	25,000	25,000

Description	Face Amount (000)	Value (000)
Citibank
0.260%, 11/01/13	$15,000	$15,000
0.260%, 11/04/13	10,000	10,000
0.260%, 11/18/13	10,000	10,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.350%, 03/17/14	10,000	10,006
Mizuho Bank
0.220%, 10/01/13	20,000	20,000
Norinchukin Bank
0.230%, 10/07/13	10,000	10,000
0.310%, 11/12/13	17,000	17,001
0.220%, 12/10/13	10,000	10,000
Standard Chartered Bank
0.110%, 10/01/13	13,000	13,000
Toronto-Dominion Bank
0.266%, 10/19/13	10,000	10,000
Westpac Banking
0.370%, 12/20/13	5,000	5,001
Total Certificates of Deposit (Cost $231,115)		231,115
Municipal Bonds [15.0%]
California [8.2%]
California State, Health Facilities Financing Authority, St. Joseph Health System Project, Ser B, RB
0.040%, 10/01/13(B) (C) (D)	29,000	29,000
California State, Pollution Control Financing Authority, Pacific Gas & Electric Project, Ser C, RB
0.030%, 10/01/13(B) (C) (D)	5,000	5,000
California State, Ser A-2, RAN
2.000%, 06/23/14	15,000	15,192
Los Angeles, Department of Water & Power, Ser B-1, RB
0.070%, 10/03/13(C) (D)	25,000	25,000
Los Angeles, Department of Water & Power, Ser B-3, RB
0.060%, 10/01/13(B) (C) (D)	13,340	13,340
Southern California, Metropolitan Water District, Ser B-3, RB
0.020%, 10/01/13(C) (D)	15,000	15,000
Total California		102,532

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 30

schedule of investments
September 30, 2013

City National Rochdale Prime Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Illinois [1.1%]
Chicago, Midway Airport Authority, Ser B, RB, AMT
0.090%, 10/01/13(B) (C) (D)	$14,500	$14,500
Massachusetts [1.3%]
Massachusetts State, Health & Educational Facilities Authority, Childrens Hospital Project, Ser N-4, RB
0.070%, 10/01/13(B) (C) (D)	16,100	16,100
North Carolina [1.3%]
Charlotte, Water and Sewer System, Ser B, RB
0.060%, 10/03/13(C) (D)	15,900	15,900
Ohio [1.4%]
Ohio State, Higher Educational Facility Commission, Cleveland Clinic Project, Ser B-4, RB
0.050%, 10/01/13(C) (D)	17,485	17,485
Texas [1.7%]
Lower Neches Valley Authority Industrial Development, Exxon-Mobil Project, RB
0.020%, 10/01/13(C) (D)	22,100	22,100
Total Municipal Bonds (Cost $188,617)		188,617
Corporate Bond [0.3%]
Financial Services [0.3%]
HSBC Finance
0.518%, 10/16/13(C)	3,425	3,426
Total Corporate Bond (Cost $3,426)		3,426
Repurchase Agreements(E) [4.4%]
Barclays
0.060%, dated 09/30/13, repurchased on 10/01/13, repurchase price $15,000,025 (collateralized by a U.S. Treasury Note, par value $15,600,000, 0.750%, 2/28/18; with total market value $15,300,000)	15,000	15,000

Description	Face Amount (000)/Shares	Value (000)
Deutsche Bank
0.100%, dated 09/30/13, repurchased on 10/01/13, repurchase price $15,000,042 (collateralized by various U.S. Government obligations, par values ranging from $65,000 to $11,300,000, 0.000% - 5.355%, 07/28/14 to 01/15/30; with total market value $15,300,045)	$15,000	$15,000
Deutsche Bank
0.050%, dated 09/30/13, repurchased on 10/01/13, repurchase price $15,000,021 (collateralized by various U.S. Treasury obligations, par values ranging from $2,260,600 to $6,866,300, 0.125% - 3.875%, 04/30/15 to 04/15/29; with total market value $15,300,004)	15,000	15,000
Goldman Sachs
0.040%, dated 09/30/13, repurchased on 10/01/13, repurchase price $10,000,011 (collateralized by a U.S. Government obligation, par value $10,200,000, 0.000%, 3/25/14; with total market value $10,200,000)	10,000	10,000
Total Repurchase Agreements (Cost $55,000)		55,000
Short-Term Investment [0.2%]
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%*	2,434,635	2,435
Total Short-Term Investment (Cost $2,435)		2,435
Total Investments [100.0%] (Cost $1,256,829)		$1,256,829

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 31

schedule of investments
September 30, 2013

City National Rochdale Prime Money Market Fund (concluded)

Percentages are based on Net Assets of $1,256,877 (000).

*	The rate reported is the 7-day effective yield as of September 30, 2013.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2013, the value of these securities amounted to $536,812 (000), representing 42.7% of the net assets of the Fund.

(B)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.

(C)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2013.

(D)	Put and Demand Feature — The date reported is the next reset date or put date.

(E)	Tri-Party Repurchase Agreement.

AMT — Alternative Minimum Tax (subject to)

Cl — Class

NY — New York

RAN — Revenue Anticipation Note

RB — Revenue Bond

Ser — Series

The following is a summary of the inputs used as of September 30, 2013 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$776,236	$—	$776,236
Certificates of Deposit	—	231,115	—	231,115
Municipal Bonds	—	188,617	—	188,617
Corporate Bond	—	3,426	—	3,426
Repurchase Agreements	—	55,000	—	55,000
Short-Term Investment	2,435	—	—	2,435
Total Investments in Securities	$2,435	$1,254,394	$—	$1,256,829

For the year ended September 30, 2013, there have been no transfers between any of the hierarchy levels. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 32

schedule of investments
September 30, 2013

City National Rochdale California Tax Exempt Money Market Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [80.4%]
California [69.7%]
ABAG Finance Authority for Nonprofit Corporations, Country Day School Project, RB
0.050%, 10/03/13(A) (B) (C)	$2,015	$2,015
Bay Area Toll Authority, Ser A-2, RB
0.050%, 10/03/13(A) (B) (C)	15,000	15,000
Bay Area Toll Authority, Ser C-1, RB
0.060%, 10/03/13(A) (B) (C)	14,445	14,445
Bay Area Toll Authority, Ser C-2, RB
0.060%, 10/03/13(A) (B) (C)	4,190	4,190
California State, College and University, Ser A, RB, AGM
Pre-Refunded @ 100
5.000%, 05/01/14(D)	3,800	3,906
California State, GO
Pre-Refunded @ 100
5.500%, 11/01/13(D)	10,390	10,437
California State, GO
Pre-Refunded @ 100
5.125%, 11/01/13(D)	2,000	2,008
California State, Health Facilities Financing Authority, Adventis Health System Project, Ser A, RB
0.050%, 10/03/13(A) (B) (C)	2,600	2,600
California State, Health Facilities Financing Authority, Adventis Health System Project, Ser B, RB
0.030%, 10/01/13(A) (B) (C)	5,580	5,580

Description	Face Amount (000)	Value (000)
California State, Health Facilities Financing Authority, Health Facility Catholic Project, RB
0.060%, 10/02/13(A) (B) (C)	$3,500	$3,500
California State, Health Facilities Financing Authority, Health Facility Catholic Project, RB
0.050%, 10/02/13(A) (B) (C)	6,750	6,750
California State, Health Facilities Financing Authority, Scripps Health Project, Ser A, RB
0.050%, 10/02/13(A) (B) (C)	2,085	2,085
California State, Health Facilities Financing Authority, Scripps Health Project, Ser C, RB
0.070%, 10/02/13(A) (B) (C)	8,650	8,650
California State, Health Facilities Financing Authority, Stanford Hospital Project, Ser A, RB
Pre-Refunded @ 100
5.000%, 11/15/13(D)	1,900	1,911
California State, Kindergarten Project, Ser A-1, GO
0.060%, 10/01/13(A) (B) (C)	9,685	9,685
California State, Kindergarten Project, Ser A-2, GO
0.050%, 10/01/13(A) (B) (C)	17,150	17,150
California State, Kindergarten Project, Ser A-3, GO
0.050%, 10/01/13(A) (B) (C)	8,980	8,980
California State, Kindergarten Project, Ser A-8, GO
0.060%, 10/03/13(A) (B) (C)	11,400	11,400
California State, Kindergarten Project, Ser B-1, GO
0.020%, 10/01/13(A) (B) (C)	15,200	15,200
California State, Municipal Finance Authority, Chevron USA Recovery Zone Project, RB
0.050%, 10/01/13(A) (C)	13,000	13,000
California State, Public Works Board, Department of Corrections, Ser C, RB
Pre-Refunded @ 100
5.250%, 12/01/13(D)	7,810	7,876
California State, Ser A-2, GO
0.030%, 10/01/13(A) (B) (C)	10,500	10,500
California State, Ser B-1, GO
0.050%, 10/02/13(A) (B) (C)	1,000	1,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 33

schedule of investments
September 30, 2013

City National Rochdale California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Ser B-4, GO
0.060%, 10/02/13(A) (B) (C)	$15,000	$15,000
California State, Ser A-2, RAN
2.000%, 06/23/14	23,500	23,801
California State, Sub-Ser A-1, GO
0.060%, 10/02/13(A) (B) (C)	7,500	7,500
California State, Sub-Ser A-2, GO
0.060%, 10/02/13(A) (B) (C)	1,500	1,500
California Statewide, Communities Development Authority, RB
0.040%, 10/01/13(C)	5,050	5,050
California Statewide, Communities Development Authority, Kaiser Permanente Project, Ser D, RB
0.050%, 10/02/13(A) (C)	20,000	20,000
California Statewide, Communities Development Authority, Masters College Project, Ser A, RB
0.090%, 10/03/13(A) (B) (C)	3,000	3,000
Eastern Municipal Water District, Ser C, COP
0.070%, 10/02/13(A) (C)	2,900	2,900
Eastern Municipal Water District, Ser D, COP
0.070%, 10/02/13(A) (C)	12,375	12,375
Elsinore Valley, Municipal Water District, Ser A, COP
0.080%, 10/02/13(A) (B) (C)	3,240	3,240
Elsinore Valley, Municipal Water District, Ser B, COP
0.070%, 10/02/13(A) (B) (C)	14,100	14,100
Fresno County, TRAN
1.250%, 06/30/14	5,000	5,040
Irvine Ranch, Water District, SAB
0.060%, 10/03/13(A) (B) (C)	5,200	5,200
Irvine Ranch, Water District, Ser B, SAB
0.060%, 10/01/13(A) (B) (C)	10,025	10,025
Los Angeles County, Metropolitan Transportation Authority, Ser A1, RB
0.070%, 10/03/13(A) (C)	1,180	1,180
Los Angeles County, Ser A, TRAN
2.000%, 02/28/14	5,000	5,037
Los Angeles, Department of Water & Power, Sub-Ser A-3, RB
0.060%, 10/03/13(A) (C)	2,500	2,500

Description	Face Amount (000)	Value (000)
Los Angeles, Department of Water & Power, Sub-Ser A-8, RB
0.060%, 10/03/13(A) (C)	$3,000	$3,000
Los Angeles, Department of Water & Power, Sub-Ser B-1, RB
0.070%, 10/03/13(A) (C)	7,350	7,350
Los Angeles, Department of Water & Power, Sub-Ser B-2, RB
0.060%, 10/01/13(A) (C)	28,700	28,700
Los Angeles, Department of Water & Power, Sub-Ser B-4, RB
0.070%, 10/03/13(A) (C)	9,075	9,075
Los Angeles, Department of Water & Power, Sub-Ser B-6, RB
0.050%, 10/01/13(A) (C)	12,400	12,400
Metropolitan Water District of Southern California, Ser A-1, RB
0.070%, 10/03/13(A) (C)	10,000	10,000
Metropolitan Water District of Southern California, Ser A-1, RB
0.060%, 10/03/13(A) (C)	1,820	1,820
Metropolitan Water District of Southern California, Ser A-2, RB
0.070%, 10/03/13(A) (C)	11,000	11,000
Metropolitan Water District of Southern California, Ser A-3, RB
0.070%, 10/03/13(A) (C)	10,000	10,000
Modesto, Water Revenue, Ser A, RB
0.050%, 10/03/13(A) (B) (C)	4,800	4,800
Orange County, Apartment Development Authority, Riverbend Apartments Project, Ser B, RB
0.060%, 10/03/13(A) (C)	10,000	10,000
Orange County, Water District Authority, Ser A, COP
0.080%, 10/02/13(A) (B) (C)	25,350	25,350
Riverside County, Public Facilities Authority, Ser C, COP
0.060%, 10/02/13(A) (B) (C)	5,700	5,700
Riverside County, Ser A, TRAN
2.000%, 03/31/14	9,000	9,082

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 34

schedule of investments
September 30, 2013

City National Rochdale California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Riverside County, Water Authority, Ser A, RB
0.090%, 10/03/13(A) (C)	$16,375	$16,375
Sacramento County, Sanitation District Financing Authority, Sub-Ser D, RB
0.070%, 10/01/13(A) (B) (C)	1,975	1,975
San Diego County, Regional Transportation Commission, Ser B, RB
0.060%, 10/03/13(A) (C)	9,180	9,180
San Diego County, Regional Transportation Commission, Ser D, RB
0.060%, 10/03/13(A) (C)	10,890	10,890
San Diego County, Ser A, RAN
2.000%, 06/30/14	2,500	2,534
San Francisco City & County, Airports Commission, Ser 37C, RB
0.060%, 10/02/13(A) (B) (C)	15,900	15,900
Santa Barbara County, Ser A, RB
2.000%, 06/30/14	5,000	5,068
Santa Clara County, Financing Authority, VMC Facility Replacement Project, Ser B, RB
0.080%, 10/02/13(A) (C)	20,820	20,820
Santa Clara Valley, Transportation Authority, Ser C, RB
0.060%, 10/03/13(A) (C)	995	995
Santa Clara Valley, Transportation Authority, Ser C, RB
0.050%, 10/03/13(A) (C)	18,300	18,300
Santa Clara Valley, Transportation Authority, Ser D, RB
0.060%, 10/03/13(A) (C)	15,000	15,000
Southern California, Public Power Authority, Magnolia Power Project, Ser A-1, RB
0.070%, 10/02/13(A) (B) (C)	19,300	19,300
Southern California, Public Power Authority, Southern Transmission Project, Ser A, RB, AGM
0.080%, 10/02/13(A) (C)	35,000	35,000
University of California, RB
0.060%, 10/02/13(A) (C)	5,000	5,000
Total California		639,930

Description	Face Amount (000)	Value (000)
New York [8.5%]
New York City, Municipal Water Finance Authority, Ser DD-1, RB
0.050%, 10/01/13(A) (C)	$30,010	$30,010
New York City, GO,
0.060%, 10/01/13(B) (C)	7,540	7,540
New York City, Ser A-5, GO
0.030%, 10/01/13(A) (C)	25,160	25,160
New York City, Sub-Ser G-6, GO
0.030%, 10/01/13(A) (B) (C)	15,895	15,895
Total New York		78,605
Texas [2.2%]
Lower Neches Valley, Industrial Development Authority, Exxon Mobil Project, RB
0.020%, 10/01/13(A) (C)	9,950	9,950
Lower Neches Valley, Industrial Development Authority, Exxon Mobil Project, Ser A, RB
0.040%, 10/01/13(A) (C)	10,000	10,000
Total Texas		19,950
Total Municipal Bonds (Cost $738,485)		738,485
Commercial Paper [18.2%]
California [18.2%]
California State University Institute
0.110%, 12/03/13	1,505	1,505
California State
0.090%, 11/05/13	15,000	15,000
California State, Department of Water Resources
0.110%, 10/02/13	5,789	5,789
0.110%, 12/02/13	9,155	9,155
0.110%, 12/03/13	14,264	14,264
0.100%, 12/04/13	1,853	1,853
0.090%, 10/03/13	3,500	3,500
California State, Educational Facilities Authority
0.200%, 01/23/14	25,000	25,000
California State, Health Facilities Financing Authority, Ser B-2
0.150%, 12/05/13	18,550	18,550

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 35

schedule of investments
September 30, 2013

City National Rochdale California Tax Exempt Money Market Fund (concluded)

Description	Face Amount (000)	Value (000)
Sacramento, Municipal Utility District
0.110%, 12/05/13	$15,000	$15,000
San Diego, Water Authority
0.100%, 10/03/13	13,100	13,100
0.080%, 10/07/13	10,000	10,000
San Francisco City & County
0.090%, 10/03/13	15,357	15,357
Santa Clara Valley, Water District
0.110%, 12/04/13	13,855	13,855
University of California
0.080%, 10/03/13	4,883	4,883
Total California		166,811
Total Commercial Paper (Cost $166,811)		166,811
Total Investments [98.6%] (Cost $905,296)		$905,296

Percentages are based on Net Assets of $918,259 (000).

(A)	Put and Demand Feature — The date reported is the next reset or put date.

(B)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.

(C)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2013.

(D)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

ABAG — Association of Bay Area Governments

AGM — Assured Guarantee Municipal

COP — Certificate of Participation

GO — General Obligation

RAN — Revenue Anticipation Note

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

TRAN — Tax and Revenue Anticipation Note

As of September 30, 2013, all of the Fund’s investments are Level 2.

For the year ended September 30, 2013, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 36

schedule of investments
September 30, 2013

City National Rochdale Limited Maturity Fixed Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [47.8%]
Banks [18.3%]
Barclays Bank, MTN
2.941%, 07/10/13(A)	$545	$546
Citigroup
5.850%, 08/02/16	1,075	1,197
Goldman Sachs Group
5.125%, 01/15/15	1,100	1,157
JPMorgan Chase
6.000%, 01/15/18	955	1,097
Morgan Stanley
5.375%, 10/15/15	1,100	1,183
National Australia Bank, MTN
2.750%, 03/09/17	945	981
National Bank of Canada
1.500%, 06/26/15	725	735
Wachovia
5.750%, 06/15/17	1,100	1,265
Total Banks		8,161
Computer System Design & Services [1.9%]
Apple
0.316%, 05/03/16(A)	861	861
Distribution/Wholesale [2.2%]
Glencore Funding
1.700%, 05/27/16(B)	1,000	985
Financial Services [5.9%]
Caterpillar Financial Services, MTN
1.625%, 06/01/17	545	546
Daimler Finance North America
6.500%, 11/15/13	940	946

Description	Face Amount (000)	Value (000)
General Electric Capital, MTN
2.950%, 05/09/16	$1,100	$1,150
Total Financial Services		2,642
Food, Beverage & Tobacco [5.1%]
Anheuser-Busch InBev Worldwide
5.375%, 11/15/14	1,100	1,160
Bottling Group
6.950%, 03/15/14	1,100	1,132
Total Food, Beverage & Tobacco		2,292
Investment Banker/Broker Dealer [2.4%]
Merrill Lynch, MTN
6.400%, 08/28/17	940	1,081
Oil, Gas & Consumable Fuels [4.0%]
ConocoPhillips Canada Funding I
5.625%, 10/15/16	1,100	1,248
Total Capital International
1.550%, 06/28/17	525	528
Total Oil, Gas & Consumable Fuels		1,776
Petroleum & Fuel Products [2.1%]
Occidental Petroleum
1.750%, 02/15/17	940	949
Telephones & Telecommunications [5.9%]
America Movil
1.256%, 09/12/16(A)	1,250	1,250
AT&T
2.400%, 08/15/16	1,100	1,136
Verizon Communications
1.782%, 09/15/16(A)	250	257
Total Telephones & Telecommunications		2,643
Total Corporate Bonds (Cost $21,318)		21,390
U.S. Government Agency Obligations [25.0%]
FHLB
0.500%, 11/20/15	580	580

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 37

schedule of investments
September 30, 2013

City National Rochdale Limited Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
FHLMC
4.375%, 07/17/15	$1,800	$1,931
1.000%, 07/30/14	1,200	1,209
1.000%, 09/29/17	440	437
FNMA
5.000%, 03/15/16	1,175	1,301
1.000%, 10/16/17	1,300	1,280
0.500%, 07/02/15	3,500	3,509
0.202%, 08/12/16(A)	940	940
Total U.S. Government Agency Obligations (Cost $11,179)		11,187
U.S. Government Mortgage-Backed Obligations [8.6%]
FHLMC, Pool G12806
5.500%, 09/01/22	70	75
FHLMC, Pool G18247
5.000%, 04/01/23	42	45
FHLMC, Pool G18251
5.000%, 05/01/23	66	71
FHLMC, Pool G18321
4.500%, 08/01/24	33	35
FHLMC, Pool J04241
5.500%, 01/01/22	29	31
FHLMC, Pool J04459
5.000%, 03/01/22	43	46
FHLMC, Pool J04508
5.000%, 03/01/22	49	52
FHLMC, Pool J07575
5.000%, 04/01/23	31	33
FHLMC REMIC, Ser 2004-2825, Cl VP
5.500%, 06/15/15	2,140	2,154
FHLMC REMIC, Ser 2011-3877, Cl ND
3.000%, 02/15/25	562	584
FNMA, Pool 837196
5.500%, 02/01/21	73	79
FNMA, Pool 933915
4.500%, 06/01/23	48	51
FNMA, Pool 961783
4.500%, 02/01/23	70	74
FNMA REMIC, Ser 2010-39, Cl PD
3.000%, 06/25/38	486	500
Total U.S. Government Mortgage-Backed Obligations (Cost $3,760)		3,830

Description	Face Amount (000)	Value (000)
Municipal Bonds [6.5%]
California [3.1%]
Southern California, Public Power Authority, Palo Verde Project, Ser B, RB, AGM, ETM
6.930%, 05/15/17	$1,195	$1,405
Florida [1.9%]
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
2.107%, 07/01/18	855	833
Maryland [1.5%]
State of Maryland, GO
4.000%, 08/15/16	625	685
Total Municipal Bonds (Cost $2,907)		2,923
U.S. Treasury Obligations [3.6%]
U.S. Treasury Notes
4.250%, 08/15/15	560	601
2.375%, 09/30/14	1,000	1,023
Total U.S. Treasury Obligations (Cost $1,598)		1,624
Sovereign Debt [2.5%]
Province of Ontario, Canada
1.600%, 09/21/16
(Cost $1,115)	1,100	1,120
Asset-Backed Security [2.3%]
Hyundai Auto Receivables Trust, Ser 2013-B, Cl A2
0.530%, 03/15/16
(Cost $1,000)	1,000	1,001

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 38

schedule of investments
September 30, 2013

City National Rochdale Limited Maturity Fixed Income Fund (concluded)

Description	Shares	Value (000)
Short-Term Investments [3.2%]
City National Rochdale Government Money Market Fund, 0.010%*†	711,405	$711
SEI Daily Income Trust Government Fund, Cl A, 0.020%*	711,405	711
Total Short-Term Investments (Cost $1,422)		1,422
Total Investments [99.5%] (Cost $44,299)		$44,497

Percentages are based on Net Assets of $44,735 (000).

*	The rate reported is the 7-day effective yield as of September 30, 2013.

†	Investment in Affiliate.

(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2013.

(B)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2013, the value of these securities amounted to $985 (000), representing 2.2% of the net assets of the Fund.

AGM — Assured Guarantee Municipal

Cl — Class

ETM — Escrowed to Maturity

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GO — General Obligation

MTN — Medium Term Note

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The following is a list of the inputs used as of September 30, 2013 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$21,390	$—	$21,390
U.S. Government Agency Obligations	—	11,187	—	11,187
U.S. Government Mortgage-Backed Obligations	—	3,830	—	3,830
Municipal Bonds	—	2,923	—	2,923
U.S. Treasury Obligations	—	1,624	—	1,624
Sovereign Debt	—	1,120	—	1,120
Asset-Backed Security	—	1,001	—	1,001
Short-Term Investments	1,422	—	—	1,422
Total Investments in Securities	$1,422	$43,075	$—	$44,497

For the year ended September 30, 2013, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 39

schedule of investments
September 30, 2013

City National Rochdale Government Bond Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [61.5%]
Egypt Government AID Bond
4.450%, 09/15/15	$8,000	$8,609
FAMC, MTN
3.250%, 06/25/14	7,000	7,151
FFCB
0.264%, 07/26/17(A)	10,000	9,984
FHLB
3.250%, 09/12/14	3,000	3,088
1.150%, 07/25/18	1,520	1,484
1.000%, 06/09/17	7,000	6,971
0.683%, 04/08/14(A)	8,000	8,024
0.500%, 11/20/15	4,500	4,500
FHLMC
1.000%, 06/29/17	4,000	3,991
1.000%, 09/29/17	4,000	3,966
FNMA
1.000%, 10/16/17	7,000	6,894
0.875%, 05/21/18	4,500	4,372
0.625%, 08/26/16	5,000	4,985
0.202%, 08/15/16(A)	10,000	10,002
Israel Government AID Bond
4.180%, 05/15/20(B)	15,528	13,289
Tennessee Valley Authority, Ser E
6.250%, 12/15/17	8,000	9,523
Total U.S. Government Agency Obligations (Cost $105,251)		106,833
U.S. Government Mortgage-Backed Obligations [19.9%]
FHLMC REMIC, Ser 2011-3877, Cl ND
3.000%, 02/15/25	2,229	2,318
FHLMC REMIC, Ser 2012-4021, Cl P
3.000%, 03/15/27	5,601	5,740
FNMA ARM, Pool 766620
2.418%, 03/01/34(A)	240	256

Description	Face Amount (000)	Value (000)
FNMA REMIC, Ser 2011-144, Cl CE
1.250%, 06/25/35	$949	$952
FNMA REMIC, Ser 2011-99, Cl AV
4.000%, 08/25/24	7,006	7,323
FNMA REMIC, Ser 2012-32, Cl DE
3.000%, 12/25/26	6,575	6,764
GNMA, Pool 329656
8.000%, 08/15/22	5	5
GNMA, Pool 376533
7.500%, 06/15/24	2	2
GNMA, Pool 398660
7.500%, 05/15/26	3	3
GNMA, Pool 497411
6.000%, 01/15/29	5	5
GNMA, Pool 571376
7.000%, 12/15/16	4	5
GNMA, Pool 584992
7.500%, 04/15/32	29	32
GNMA ARM, Pool G2 81318
1.625%, 04/20/35(A)	313	326
GNMA ARM, Pool G2 81447
1.750%, 08/20/35(A)	66	69
GNMA CMO, Ser 2010-87, Cl NE
3.000%, 09/20/38	4,142	4,212
GNMA CMO, Ser 2012-43, Cl HA
3.500%, 06/20/40	6,351	6,540
Total U.S. Government Mortgage-Backed Obligations (Cost $34,981)		34,552
U.S. Treasury Obligations [12.8%]
U.S. Treasury Notes
1.375%, 11/30/15	13,500	13,789
1.250%, 02/15/14	4,000	4,018
0.875%, 02/28/17	4,500	4,506
Total U.S. Treasury Obligations (Cost $22,186)		22,313

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 40

schedule of investments
September 30, 2013

City National Rochdale Government Bond Fund (concluded)

Description	Shares	Value (000)
Short-Term Investments [5.2%]
City National Rochdale Government Money Market Fund, 0.010%*†	4,501,218	$4,501
SEI Daily Income Trust Government Fund, Cl A, 0.020%*	4,501,218	4,501
Total Short-Term Investments (Cost $9,002)		9,002
Total Investments [99.4%] (Cost $171,420)		$172,700

Percentages are based on Net Assets of $173,808 (000).

*	The rate reported is the 7-day effective yield as of September 30, 2013.

†	Investment in Affiliate.

(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2013.

(B)	Zero coupon security. The rate reported is the effective yield at time of purchase.

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

Cl — Class

CMO — Collateralized Mortgage Obligation

FAMC — Federal Agriculture Mortgage Corporation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The following is a list of the inputs used as of September 30, 2013 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$106,833	$—	$106,833
U.S. Government Mortgage-Backed Obligations	—	34,552	—	34,552
U.S. Treasury Obligations	—	22,313	—	22,313
Short-Term Investments	9,002	—	—	9,002
Total Investments in Securities	$9,002	$163,698	$—	$172,700

For the year ended September 30, 2013, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 41

schedule of investments
September 30, 2013

City National Rochdale Corporate Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [89.4%]
Banks [4.4%]
Barclays Bank, MTN
2.941%, 03/10/17(A)	$1,950	$1,955
Deutsche Bank, MTN
3.875%, 08/18/14	853	877
Nordea Bank
2.250%, 03/20/15(B)	500	510
Wells Fargo Bank
5.750%, 05/16/16	2,400	2,678
Total Banks		6,020
Broadcasting & Cable [0.8%]
Time Warner Cable
5.850%, 05/01/17	1,000	1,088
Coatings/Paint [1.1%]
Sherwin-Williams
3.125%, 12/15/14	1,450	1,492
Computer System Design & Services [1.7%]
Cisco Systems
5.500%, 02/22/16	1,250	1,389

Description	Face Amount (000)	Value (000)
Dell
5.625%, 04/15/14	$1,000	$1,020
Total Computer System Design & Services		2,409
Computers-Memory Devices [0.7%]
NetApp
2.000%, 12/15/17	1,000	984
Distribution/Wholesale [1.1%]
Glencore Funding
1.700%, 05/27/16(B)	1,500	1,478
Diversified Metals & Mining [0.8%]
Rio Tinto
2.250%, 09/20/16	1,100	1,126
Diversified Minerals [3.5%]
BHP Billiton
5.250%, 12/15/15	2,377	2,598
Teck Resources
3.150%, 01/15/17	1,250	1,282
2.500%, 02/01/18	1,000	990
Total Diversified Minerals		4,870
Diversified Operations [1.6%]
Siemens Financieringsmaatschappij
5.750%, 10/17/16(B)	2,000	2,273
Drugs [2.9%]
AbbVie
1.200%, 11/06/15	1,000	1,004
Wyeth
5.500%, 02/15/16	2,750	3,054
Total Drugs		4,058
Electric Utilities [2.4%]
American Electric Power
1.650%, 12/15/17	1,000	982
Commonwealth Edison
6.950%, 07/15/18	1,000	1,178
Exelon
4.900%, 06/15/15	1,138	1,209
Total Electric Utilities		3,369

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 42

schedule of investments
September 30, 2013

City National Rochdale Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Financial Services [20.1%]
American Express Credit, MTN
2.800%, 09/19/16	$2,600	$2,720
American Honda Finance
1.600%, 02/16/18(B)	1,000	984
Caisse Centrale Desjardins du Quebec
2.650%, 09/16/15(B)	3,000	3,098
Countrywide Financial
6.250%, 05/15/16	1,200	1,327
Daimler Finance North America(B)
2.300%, 01/09/15	1,350	1,371
1.875%, 09/15/14	1,000	1,010
Ford Motor Credit
8.000%, 12/15/16	1,000	1,182
2.375%, 01/16/18	1,000	992
General Electric Capital, MTN
2.150%, 01/09/15	3,000	3,062
Harley-Davidson Financial Services, MTN
3.875%, 03/15/16(B)	1,000	1,064
HSBC Finance
5.250%, 04/15/15	1,250	1,327
Nissan Motor Acceptance, MTN
1.950%, 09/12/17(B)	2,000	1,989
PACCAR Financial, MTN
0.800%, 02/08/16	1,500	1,499
Toyota Motor Credit, MTN
2.050%, 01/12/17	2,000	2,046
VW Credit, MTN
1.875%, 10/13/16	3,000	3,052
Western Union
5.930%, 10/01/16	1,000	1,114
Total Financial Services		27,837
Food, Beverage & Tobacco [3.2%]
Anheuser-Busch InBev Worldwide
5.375%, 11/15/14	1,195	1,259
Bottling Group
6.950%, 03/15/14	1,000	1,029
5.500%, 04/01/16	1,000	1,114
Dr Pepper Snapple Group
2.900%, 01/15/16	1,000	1,038
Total Food, Beverage & Tobacco		4,440

Description	Face Amount (000)	Value (000)
Home Decoration Products [0.4%]
Newell Rubbermaid
2.000%, 06/15/15	$500	$507
Internet Security [0.7%]
Symantec
2.750%, 09/15/15	1,000	1,031
Investment Banker/Broker Dealer [4.1%]
Goldman Sachs Group
5.625%, 01/15/17	1,700	1,873
Jefferies Group
8.500%, 07/15/19	1,370	1,659
Macquarie Group
6.000%, 01/14/20(B)	2,000	2,172
Total Investment Banker/Broker Dealer		5,704
Medical Products & Services [2.0%]
Genentech
4.750%, 07/15/15	2,500	2,678
Medical-HMO [0.9%]
UnitedHealth Group
4.875%, 03/15/15	1,205	1,276
Metal-Copper [0.7%]
Freeport-McMoRan Copper & Gold
1.400%, 02/13/15	1,000	1,002
Petroleum & Fuel Products [7.7%]
BP Capital Markets
5.250%, 11/07/13	2,000	2,009
Kinder Morgan Energy Partners
6.000%, 02/01/17	1,000	1,133
Shell International Finance
3.250%, 09/22/15	2,500	2,630
Spectra Energy Capital
5.500%, 03/01/14	615	626
Total Capital International
1.500%, 02/17/17	2,980	3,003
Transocean
6.000%, 03/15/18	1,000	1,127
Total Petroleum & Fuel Products		10,528

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 43

schedule of investments
September 30, 2013

City National Rochdale Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Real Estate Investment Trusts [4.1%]
HCP
5.650%, 12/15/13	$500	$505
5.625%, 05/01/17	500	559
Health Care
4.700%, 09/15/17	1,000	1,088
Kimco Realty
6.875%, 10/01/19	1,080	1,302
Simon Property Group
6.100%, 05/01/16	2,000	2,232
Total Real Estate Investment Trusts		5,686
Retail [6.2%]
Lowe's
6.100%, 09/15/17	3,000	3,463
McDonald's, MTN
0.750%, 05/29/15	1,000	1,004
Tesco
2.000%, 12/05/14(B)	2,000	2,026
Wal-Mart Stores
2.875%, 04/01/15	2,000	2,079
Total Retail		8,572
Security Brokers & Dealers [6.0%]
Citigroup
5.850%, 08/02/16	980	1,092
5.500%, 02/15/17	250	274
JPMorgan Chase
6.300%, 04/23/19	2,000	2,343
Morgan Stanley, MTN
6.250%, 08/28/17	2,000	2,276
UBS, MTN
5.875%, 12/20/17	2,000	2,309
Total Security Brokers & Dealers		8,294
Telephones & Telecommunications [11.3%]
America Movil
1.256%, 09/12/16(A)	2,750	2,750
AT&T
5.100%, 09/15/14	2,000	2,086
2.950%, 05/15/16	2,600	2,719
Motorola Solutions
6.000%, 11/15/17	1,000	1,141
Telefonica Emisiones SAU
6.421%, 06/20/16	1,000	1,099
Verizon Communications
5.550%, 02/15/16	2,195	2,414

Description	Face Amount (000)/Shares	Value (000)
Vivendi
3.450%, 01/12/18(B)	$1,000	$1,011
Vodafone Group
5.000%, 09/15/15	2,250	2,424
Total Telephones & Telecommunications		15,644
Trucking & Leasing [1.0%]
Penske Truck Leasing(B)
3.750%, 05/11/17	750	785
3.125%, 05/11/15	500	515
Total Trucking & Leasing		1,300
Total Corporate Bonds (Cost $121,000)		123,666
Municipal Bonds [3.0%]
California [0.1%]
California State, GO
5.700%, 11/01/21	185	211
Florida [2.9%]
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
2.107%, 07/01/18	4,130	4,022
Total Municipal Bonds (Cost $4,318)		4,233
Unaffiliated Registered Investment Company [1.8%]
Vanguard High-Yield Corporate Fund	427,350	2,534
Total Unaffiliated Registered Investment Company (Cost $2,500)		2,534
Sovereign Debt [1.1%]
Korea National Oil
2.875%, 11/09/15(B)	$1,000	1,029
United Mexican States, MTN
5.875%, 01/15/14	450	456
Total Sovereign Debt (Cost $1,449)		1,485

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 44

schedule of investments
September 30, 2013

City National Rochdale Corporate Bond Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Asset-Backed Security [1.1%]
Hyundai Auto Receivables Trust, Ser 2013-B, Cl A2
0.530%, 03/15/16	$1,500	$1,501
Total Asset-Backed Security (Cost $1,500)		1,501
U.S. Government Mortgage-Backed Obligation [0.1%]
FNMA, Ser 2002-56, Cl MC
5.500%, 09/25/17	124	131
Total U.S. Government Mortgage-Backed Obligation (Cost $124)		131
Short-Term Investments [2.5%]
City National Rochdale Prime Money Market Fund, Institutional Class, 0.010%* †	1,703,589	1,704
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%*	1,703,589	1,704
Total Short-Term Investments (Cost $3,408)		3,408
Total Investments [99.0%] (Cost $134,299)		$136,958

Percentages are based on Net Assets of $138,284 (000).

*	The rate reported is the 7-day effective yield as of September 30, 2013.

†	Investment in Affiliate.

(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2013.

(B)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2013, the value of these securities amounted to $21,315 (000), representing 15.4% of the net assets of the Fund.

Cl — Class

FNMA — Federal National Mortgage Association

GO — General Obligation

HMO — Health Maintenance Organization

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

The following is a list of the inputs used as of September 30, 2013 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$123,666	$—	$123,666
Municipal Bonds	—	4,233	—	4,233
Unaffiliated Registered Investment Company	2,534	—	—	2,534
Sovereign Debt	—	1,485	—	1,485
Asset-Backed Security	—	1,501	—	1,501
U.S. Government Mortgage-Backed Obligation	—	131	—	131
Short-Term Investments	3,408	—	—	3,408
Total Investments in Securities	$5,942	$131,016	$—	$136,958

For the year ended September 30, 2013, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 45

schedule of investments
September 30, 2013

City National Rochdale California Tax Exempt Bond Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [97.6%]
Arizona [1.2%]
Arizona State, School Facilities Board, Ser C, COP, AGM
Callable 09/01/14 @ 100
5.000%, 09/01/15	$750	$780
California [91.3%]
Bay Area, Infrastructure Financing Authority, State Payment Acceleration Project, RB, NATL-RE FGIC
Callable 08/01/14 @ 100
5.000%, 08/01/17	860	891
Beverly Hills Community Facilities District 2002-A
4.000%, 09/01/22	250	262
California State University, Ser A, RB, AGM
Callable 05/01/17 @ 100
5.000%, 11/01/24	400	434
California State, Department of Water Resources, RB
Callable 05/01/18 @ 100
4.375%, 05/01/20	200	223
California State, Economic Recovery Authority, Ser A, GO
Callable 07/01/19 @ 100
5.000%, 07/01/20	1,000	1,167

Description	Face Amount (000)	Value (000)
California State, Economic Recovery Authority, Ser A, GO, NATL-RE
Callable 07/01/14 @ 100
5.000%, 07/01/15	$965	$1,000
California State, Educational Facilities Authority, Loyola Marymount, RB
4.000%, 10/01/13	500	500
California State, GO
Callable 03/01/15 @ 100
5.000%, 03/01/16	1,500	1,594
California State, GO
4.000%, 02/01/18	1,000	1,114
4.000%, 02/01/19	1,000	1,117
5.000%, 09/01/20	1,000	1,181
5.000%, 09/01/21	1,200	1,414
California State, GO
Callable 11/01/20 @ 100
5.000%, 11/01/22	1,025	1,171
California State, Health Facilities Financing Authority, Catholic Healthcare, Ser A, RB
5.000%, 07/01/18	500	568
California State, Health Facilities Financing Authority, Catholic Healthcare, Ser A, RB
Callable 03/01/21 @ 100
5.250%, 03/01/22	265	303
California State, Health Facilities Financing Authority, Cedars-Sinai Medical Center, RB
5.000%, 08/15/17	750	857
California State, Health Facilities Financing Authority, City of Hope, Ser A, RB
5.000%, 11/15/17	375	428
California State, Health Facilities Financing Authority, Memorial Health Services Corp, Ser A, RB
5.000%, 10/01/15	450	488
California State, Health Facilities Financing Authority, St. Joseph Health System, Ser D, RB
5.000%, 07/01/43(A)	500	569
California State, Health Facilities Financing Authority, Sutter Health, Ser A, RB
5.500%, 08/15/17	500	579

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 46

schedule of investments
September 30, 2013

City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Health Facilities Financing Authority, Sutter Health, Ser A, RB
5.500%, 08/15/18	$125	$148
California State, Public Works Board, Department of Corrections-Administration Project, Ser A, RB, AMBAC
Callable 03/01/14 @ 100
5.250%, 03/01/18	155	156
California State, Public Works Board, Department of Corrections-State Prisons, Ser A, RB, AMBAC
5.000%, 12/01/19	850	940
California State, Public Works Board, Ser A, RB
4.000%, 04/01/17	500	547
California State, Public Works Board, Ser G-1, RB
Callable 10/01/19 @ 100
5.250%, 10/01/23	250	279
California State, Public Works Board, State Prisons, Ser C, RB
5.000%, 10/01/16	1,000	1,122
California State, Public Works Board, University of California Project, Ser C-1, RB
Callable 03/01/20 @ 100
5.000%, 03/01/21	660	767
California State, Public Works Board, University of California Research Project, Ser L, RB, NATL-RE
Callable 11/01/15 @ 100
5.250%, 11/01/16	1,000	1,092
California Statewide, Communities Development Authority, Kaiser Permanente, Ser A, RB
5.000%, 04/01/19	850	984
California Statewide, Communities Development Authority, Kaiser Permanente, Ser B
Callable 02/01/17 @ 100
1.020%, 04/01/52(A)	2,000	2,006
California Statewide, Communities Development Authority, Kaiser Permanente, Ser B, RB
3.900%, 08/01/31(A)	625	639

Description	Face Amount (000)	Value (000)
California Statewide, Communities Development Authority, Sutter Health, Ser A, RB
5.000%, 08/15/18	$200	$233
Carlsbad, Public Financing Authority, Municipal Golf Course Project, Ser A, RB, AMBAC
4.500%, 09/01/16	350	380
Chula Vista, Elementary School District, School Building Project, Ser A, AGM
5.000%, 09/01/22	1,000	1,132
Contra Costa, Transportation Authority, Ser B, RB
Callable 03/01/20 @ 100
5.000%, 03/01/23	1,000	1,148
El Camino, Hospital District, GO, NATL-RE
Callable 02/01/17 @ 100
5.000%, 08/01/20	500	563
El Dorado, Irrigation District, Ser A, RB, AGM
4.500%, 03/01/19	500	556
Gilroy, Public Facilities Financing Authority, RB
5.000%, 11/01/21	940	1,061
Golden State Tobacco Securitization, Ser A, RB
5.000%, 06/01/21	1,500	1,683
Jefferson, Unified High School District, Ser A, GO, NATL-RE FGIC
5.000%, 08/01/14	200	206
Los Angeles County, Metropolitan Transportation Authority, Proposition C, Ser A, RB, NATL-RE
Callable 07/01/14 @ 100
5.000%, 07/01/16	200	207
Los Angeles, Department of Airports, Ser C, RB
4.000%, 05/15/17	545	604
Los Angeles, Department of Water & Power, Power Systems Revenue, Ser A, RB
5.000%, 07/01/19	500	593
Los Angeles, Municipal Improvement Authority, Capital Equipment, Ser A, RB
4.000%, 11/01/19	575	623
Los Angeles, Municipal Improvement Authority, Real Property, Ser E, RB
5.000%, 09/01/15	275	296

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 47

schedule of investments
September 30, 2013

City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Los Angeles, Municipal Improvement Authority, Ser C, RB
4.000%, 09/01/16	$500	$536
Los Angeles, Ser A, GO
5.000%, 09/01/21	240	286
Los Angeles, Unified School District, Election of 2005, Ser E, GO, AGM
Callable 07/01/17 @ 100
5.000%, 07/01/19	500	561
Los Angeles, Unified School District, Headquarters Building Project, COP
5.000%, 10/01/20	1,000	1,151
Los Angeles, Unified School District, Ser A-1, GO, NATL-RE
Callable 07/01/14 @ 100
5.000%, 07/01/17	165	171
Los Angeles, Unified School District, Ser I, GO
Callable 07/01/19 @ 100
5.250%, 07/01/23	1,000	1,138
Modesto, Irrigation District, Ser A, RB
5.000%, 07/01/17	1,000	1,143
Mount San Antonio, Community College District, GO, ETM
3.368%, 05/01/15(B)	635	632
M-S-R, Public Power Agency, Sub-Ser L, RB, AGM
5.000%, 07/01/18	500	578
Northern California, Power Agency, Ser C, RB
Callable 07/01/18 @ 100
5.000%, 07/01/20	500	566
Oakland-Alameda County, Coliseum Authority, Ser A, RB
5.000%, 02/01/20	795	904
Orange County, Public Financing Authority, RB, NATL-RE
5.000%, 07/01/17	1,050	1,174
Orange County, Sanitation District, Ser A, COP
3.000%, 02/01/17	500	536
Port of Oakland, Ser B, RB, NATL-RE
Callable 11/01/17 @ 100
5.000%, 11/01/23	500	547

Description	Face Amount (000)	Value (000)
Port of Oakland, Ser C, RB, NATL-RE
5.000%, 11/01/15	$450	$493
Riverside County, Public Safety Communication, Ser A, COP, AMBAC
5.000%, 11/01/17	1,600	1,810
Sacramento, Area Flood Control Agency, Ser A, SAB, NATL-RE FGIC
Callable 10/01/17 @ 100
5.000%, 10/01/21	400	435
Sacramento, Financing Authority, EPA Building Project, Ser A
4.000%, 05/01/18	850	928
Sacramento, Financing Authority, EPA Building Project, Ser A, RB, AMBAC
Callable 10/01/13 @ 100
4.750%, 05/01/17	525	525
Sacramento, Financing Authority, Master Lease Program, Ser E, AMBAC
5.250%, 12/01/23	1,250	1,395
Sacramento, Unified School District, Election of 2002, GO, NATL-RE
Callable 07/01/15 @ 100
5.000%, 07/01/18	300	317
San Francisco City & County, Airports Commission, Ser B, RB
5.000%, 05/01/17	495	563
San Francisco City & County, Finance, Corp Open Space Fund, Various Park Projects, RB, NATL-RE
Callable 07/01/14 @ 100
3.750%, 07/01/18	500	508
San Francisco City & County, Multiple Capital Improvement Projects, Ser B, COP
Callable 04/01/19 @ 100
5.000%, 04/01/22	735	803
San Francisco City & County, Public Utilities Commission Water Revenue, Ser D, RB
4.000%, 11/01/19	1,000	1,122
San Francisco City & County, Public Utilities Commission Water Revenue, Sub-Ser A, RB
5.000%, 11/01/20	250	292

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 48

schedule of investments
September 30, 2013

City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
San Francisco City & County, Redevelopment Agency, Redevelopment Projects, Ser B, TA
5.000%, 08/01/17	$540	$576
San Francisco City & County, Redevelopment Agency, Redevelopment Projects, Ser B, TA, NATL-RE FGIC
Callable 08/01/14 @ 100
5.250%, 08/01/18	600	601
San Jose, Financing Authority, Civic Center Project, Ser A, RB
5.000%, 06/01/19	1,000	1,157
San Mateo County, Transportation Authority, Ser A, RB, NATL-RE
5.250%, 06/01/19	755	885
San Mateo, Unified High School District, GO
1.063%, 02/15/15(B)	1,000	993
Santa Clara County, Financing Authority, Lease Revenue Capital Project, RB
5.000%, 02/01/20	500	584
Santa Margarita, Dana Point Authority, Improvement Districts 3-3A-4-4A, Ser A, RB, AMBAC
Callable 08/01/14 @ 100
5.000%, 08/01/15	290	301
Southern California, Public Power Authority, Subordinated Southern Transmission Project, Ser A, RB
5.000%, 07/01/17	1,200	1,381
Turlock, Irrigation District, Ser A, RB
5.000%, 01/01/17	575	642
University of California, Regents Medical Center, Ser E, RB
Callable 05/15/17 @ 101
5.000%, 05/15/21	250	279
University of California, Ser E, RB
Callable 05/15/20 @ 100
5.000%, 05/15/22	500	578
Ventura County, Public Financing Authority, Ser A, RB
4.000%, 11/01/18	500	556
Total California		61,472

Description	Face Amount (000)/Shares	Value (000)
Connecticut [3.0%]
Connecticut State, Ser A, GO
Callable 03/01/15 @ 100
1.420%, 03/01/19(A)	$1,000	$1,012
Connecticut State, Ser D, GO
0.950%, 08/15/19(A)	1,000	998
Total Connecticut		2,010
Illinois [0.9%]
Illinois State, GO
4.000%, 07/01/18	600	636
New York [0.3%]
New York State, Local Assistance Correction Authority, Ser E, RB
6.000%, 04/01/14	190	195
Puerto Rico [0.9%]
Puerto Rico, Sales Tax Financing, Sub-Ser A, RB, ETM
4.000%, 08/01/16	130	142
Puerto Rico, Sales Tax Financing, Sub-Ser A, RB
4.000%, 08/01/16	475	480
Total Puerto Rico		622
Total Municipal Bonds (Cost $64,809)		65,715
Short-Term Investment [1.5%]
City National Rochdale Tax Exempt Money Market Fund, Institutional Class, 0.010%*†	997,037	$997
Total Short-Term Investment (Cost $997)		997
Total Investments [99.1%] (Cost $65,806)		$66,712

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 49

schedule of investments
September 30, 2013

City National Rochdale California Tax Exempt Bond Fund (concluded)

Percentages are based on Net Assets of $67,346 (000).

*	The rate reported is the 7-day effective yield as of September 30, 2013.

†	Investment in Affiliate.

(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2013.

(B)	Zero coupon security. The rate reported is the effective yield at time of purchase.

AGM — Assured Guarantee Municipal

AMBAC — American Municipal Bond Assurance Company

COP — Certificate of Participation

EPA —Environmental Protection Agency

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL-RE — National Public Finance Guarantee Corporation

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

TA — Tax Allocation

The following is a list of the inputs used as of September 30, 2013 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$65,715	$—	$65,715
Cash Equivalent	997	—	—	997
Total Investments in Securities	$997	$65,715	$—	$66,712

For the year ended September 30, 2013, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 50

schedule of investments
September 30, 2013

City National Rochdale Full Maturity Fixed Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [39.9%]
Agriculture [0.2%]
Bunge NA Finance
5.900%, 04/01/17	$100	$111
Automotive [0.5%]
Johnson Controls
5.500%, 01/15/16	100	109
Volkswagen International Finance
2.375%, 03/22/17(A)	125	128
Total Automotive		237
Banks [10.2%]
Bank of America
10.200%, 07/15/15	100	114
Bank of America, MTN
5.650%, 05/01/18	145	164
Bank of Montreal, MTN
1.450%, 04/09/18	340	332
Barclays Bank
5.125%, 01/08/20	100	112
BB&T, MTN
1.600%, 08/15/17	355	353
Capital One Financial
7.375%, 05/23/14	100	104
Citigroup
6.125%, 05/15/18	140	162
Commonwealth Bank of Australia, MTN
5.000%, 10/15/19(A)	150	169
Credit Suisse NY, MTN
5.300%, 08/13/19	150	169
Dresdner Bank - New York
7.250%, 09/15/15	150	160

Description	Face Amount (000)	Value (000)
Goldman Sachs Group
6.150%, 04/01/18	$290	$332
ING Bank
3.750%, 03/07/17(A)	200	210
JPMorgan Chase
4.250%, 10/15/20	150	157
Kookmin Bank
7.250%, 05/14/14(A)	100	104
Morgan Stanley
4.750%, 03/22/17	155	167
PNC Funding
4.250%, 09/21/15	325	346
Royal Bank of Canada, MTN
0.714%, 09/09/16(B)	125	126
Sumitomo Mitsui Banking
3.150%, 07/22/15(A)	200	207
SunTrust Banks
6.000%, 09/11/17	254	291
US Bancorp, MTN
1.650%, 05/15/17	345	347
Wells Fargo, MTN
3.625%, 04/15/15	125	130
2.100%, 05/08/17	325	332
Total Banks		4,588
Cable/Media [0.3%]
Time Warner Cable
4.125%, 02/15/21	165	156
Computer System Design & Services [0.3%]
Hewlett-Packard
4.650%, 12/09/21	150	147
Distribution/Wholesale [0.3%]
Glencore Funding
4.125%, 05/30/23(A)	150	139
Electronic Compo-Semicon [0.6%]
Texas Instruments
1.650%, 08/03/19	295	285
Energy [1.9%]
Duke Energy Progress
5.150%, 04/01/15	80	85
Exelon
5.625%, 06/15/35	75	75
Exelon Generation
6.200%, 10/01/17	135	155
4.250%, 06/15/22	100	99

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 51

schedule of investments
September 30, 2013

City National Rochdale Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Korea Electric Power
6.750%, 08/01/27	$75	$92
PPL Energy Supply, Ser A
5.700%, 10/15/15	75	80
Trans-Allegheny Interstate Line
4.000%, 01/15/15(A)	100	103
Virginia Electric and Power
8.875%, 11/15/38	100	155
Total Energy		844
Finance Auto Loans [0.2%]
Toyota Motor Credit, MTN
2.000%, 09/15/16	100	103
Financial Services [3.9%]
American Express Credit, MTN
2.800%, 09/19/16	175	183
American International Group
6.400%, 12/15/20	125	147
American International Group, MTN
5.450%, 05/18/17	150	168
Associates Corp of North America
6.950%, 11/01/18	150	178
Bank of New York Mellon, MTN
3.100%, 01/15/15	175	181
General Electric Capital, MTN
6.000%, 08/07/19	410	477
4.375%, 09/16/20	150	159
HSBC Finance
6.676%, 01/15/21	83	95
National Rural Utilities Cooperative Finance
10.375%, 11/01/18	125	172
Total Financial Services		1,760
Food, Beverage & Tobacco [0.8%]
Mondelez International
6.500%, 08/11/17	75	87
PepsiCo
3.125%, 11/01/20	260	264
Total Food, Beverage & Tobacco		351
Gas-Distribution [0.1%]
KeySpan
8.000%, 11/15/30	50	65

Description	Face Amount (000)	Value (000)
Insurance [1.9%]
Manulife Financial
3.400%, 09/17/15	$198	$206
MetLife
5.000%, 06/15/15	175	187
Metropolitan Life Global Funding I
3.875%, 04/11/22(A)	125	128
Prudential Financial, MTN
6.200%, 01/15/15	160	171
5.375%, 06/21/20	145	164
Total Insurance		856
Insurance Brokers [0.7%]
Aon
3.500%, 09/30/15	200	210
Marsh & McLennan
5.750%, 09/15/15	79	86
Total Insurance Brokers		296
Invest Mgmnt/Advis Serv [0.4%]
BlackRock
3.500%, 12/10/14	170	176
Investment Banker/Broker Dealer [2.1%]
Bear Stearns
7.250%, 02/01/18	275	329
Jefferies Group
6.450%, 06/08/27	100	102
Morgan Stanley
4.750%, 04/01/14	75	76
Morgan Stanley, MTN
6.625%, 04/01/18	100	116
TD Ameritrade Holding
5.600%, 12/01/19	290	338
Total Investment Banker/Broker Dealer		961
Medical Instruments [0.4%]
Boston Scientific
6.400%, 06/15/16	145	163
Medical-HMO [0.6%]
UnitedHealth Group
4.750%, 02/10/14	40	40
4.700%, 02/15/21	200	219
Total Medical-HMO		259

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 52

schedule of investments
September 30, 2013

City National Rochdale Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Metal-Iron [0.6%]
Vale Overseas
6.875%, 11/21/36	$100	$102
5.625%, 09/15/19	155	168
Total Metal-Iron		270
Metals & Mining [0.3%]
Rio Tinto Finance USA
6.500%, 07/15/18	100	118
Multi-Media [1.1%]
CBS
3.375%, 03/01/22	175	167
Time Warner
7.700%, 05/01/32	150	189
Viacom
6.250%, 04/30/16	125	140
Total Multi-Media		496
Networking Products [0.3%]
Cisco Systems
5.500%, 01/15/40	100	112
Oil, Gas & Consumable Fuels [2.4%]
BP Capital Markets
3.200%, 03/11/16	100	105
3.125%, 10/01/15	145	151
ConocoPhillips
5.750%, 02/01/19	290	338
Husky Energy
3.950%, 04/15/22	150	151
Marathon Oil
6.000%, 10/01/17	150	173
Petrobras International Finance
3.875%, 01/27/16	100	103
Total Capital International
1.500%, 02/17/17	100	101
Total Oil, Gas & Consumable Fuels		1,122
Paper & Related Products [0.4%]
International Paper
7.950%, 06/15/18	130	161

Description	Face Amount (000)	Value (000)
Petroleum & Fuel Products [4.0%]
Anadarko Finance
7.500%, 05/01/31	$150	$187
DCP Midstream
9.750%, 03/15/19(A)	114	145
Energy Transfer Partners
6.625%, 10/15/36	75	80
Enterprise Products Operating
6.500%, 01/31/19	140	166
3.700%, 06/01/15	125	131
EOG Resources
5.625%, 06/01/19	290	338
Kinder Morgan Energy Partners
5.950%, 02/15/18	75	86
5.300%, 09/15/20	125	137
ONEOK
4.250%, 02/01/22	100	93
ONEOK Partners
2.000%, 10/01/17	155	154
Spectra Energy Capital
6.200%, 04/15/18	135	155
Spectra Energy Partners
4.750%, 03/15/24	125	129
Total Petroleum & Fuel Products		1,801
Pharmacy Services [0.4%]
Express Scripts Holding
3.500%, 11/15/16	150	159
REITs-Health Care [0.7%]
HCP
2.625%, 02/01/20	175	166
Health Care REIT
4.950%, 01/15/21	155	164
Total REITs-Health Care		330
REITs-Office Property [0.4%]
Boston Properties
5.875%, 10/15/19	140	161
REITs-Regional Malls [0.8%]
Simon Property Group
2.150%, 09/15/17	350	355
Retail-Restaurants [0.4%]
Yum! Brands
6.250%, 03/15/18	135	156

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 53

schedule of investments
September 30, 2013

City National Rochdale Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Telephones & Telecommunications [2.7%]
AT&T
5.600%, 05/15/18	$310	$354
British Telecommunications
9.625%, 12/15/30	100	148
Deutsche Telekom International Finance
8.750%, 06/15/30	75	104
6.000%, 07/08/19	50	58
GTE
6.840%, 04/15/18	100	117
New Cingular Wireless Services
8.750%, 03/01/31	75	103
Telecom Italia Capital
7.200%, 07/18/36	75	70
Telefonica Emisiones
6.421%, 06/20/16	75	82
Verizon Communications
3.000%, 04/01/16	170	177
Total Telephones & Telecommunications		1,213
Total Corporate Bonds (Cost $17,564)		17,951
U.S. Treasury Obligations [20.8%]
U.S. Treasury Bonds
6.250%, 08/15/23	550	728
5.250%, 11/15/28	900	1,125
4.375%, 02/15/38	1,125	1,274
3.500%, 02/15/39	175	172
U.S. Treasury Notes
2.750%, 02/15/19	845	899
2.625%, 11/15/20	425	442
2.375%, 07/31/17	860	904
1.750%, 05/15/23	650	602
1.250%, 04/30/19	2,475	2,430
0.875%, 07/31/19	815	778
Total U.S. Treasury Obligations (Cost $9,470)		9,354
U.S. Government Mortgage-Backed Obligations [17.6%]
FHLMC, Pool A93505
4.500%, 08/01/40	62	66
FHLMC, Pool A93996
4.500%, 09/01/40	90	96
FHLMC, Pool C03490
4.500%, 08/01/40	466	496
FHLMC, Pool C09015
3.000%, 10/01/42	258	251

Description	Face Amount (000)	Value (000)
FHLMC, Pool C20300
6.500%, 01/01/29	$5	$5
FHLMC, Pool E01280
5.000%, 12/01/17	7	7
FHLMC, Pool G04222
5.500%, 04/01/38	38	41
FHLMC, Pool G04913
5.000%, 03/01/38	126	135
FHLMC, Pool G08003
6.000%, 07/01/34	29	32
FHLMC, Pool G11431
6.000%, 02/01/18	5	5
FHLMC, Pool G11880
5.000%, 12/01/20	23	25
FHLMC, Pool G18124
6.000%, 06/01/21	17	19
FHLMC, Pool J19197
3.000%, 05/01/27	207	214
FHLMC, Pool Q08998
3.500%, 06/01/42	226	230
FHLMC, Pool Q10378
3.000%, 08/01/42	248	242
FHLMC ARM, Pool 1B2677
2.798%, 01/01/35(B)	9	9
FHLMC ARM, Pool 1B2683
2.807%, 01/01/35(B)	6	7
FHLMC ARM, Pool 1B2692
2.744%, 12/01/34(B)	15	16
FHLMC Multifamily Structured Pass-Through Certificates, Ser K003, Cl A4
5.053%, 01/25/19	150	170
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2011-K704, Cl A2
2.412%, 08/25/18	400	408
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2012-K705, Cl A2
2.303%, 09/25/18	200	203
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2012-K708, Cl A2
2.130%, 01/25/19	300	300
FHLMC REMIC, Ser 2804, Cl VC
5.000%, 07/15/21	112	122
FNMA, Pool 252570
6.500%, 07/01/29	8	9
FNMA, Pool 253183
7.500%, 04/01/30	1	1

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 54

schedule of investments
September 30, 2013

City National Rochdale Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
FNMA, Pool 253398
8.000%, 08/01/30	$3	$3
FNMA, Pool 254545
5.000%, 12/01/17	20	21
FNMA, Pool 254685
5.000%, 04/01/18	17	18
FNMA, Pool 254949
5.000%, 11/01/33	22	24
FNMA, Pool 255814
5.500%, 08/01/35	43	47
FNMA, Pool 303168
9.500%, 02/01/25	3	3
FNMA, Pool 725424
5.500%, 04/01/34	34	38
FNMA, Pool 735060
6.000%, 11/01/34	22	24
FNMA, Pool 735228
5.500%, 02/01/35	19	20
FNMA, Pool 735230
5.500%, 02/01/35	46	50
FNMA, Pool 745275
5.000%, 02/01/36	186	202
FNMA, Pool 745418
5.500%, 04/01/36	227	247
FNMA, Pool 844809
5.000%, 11/01/35	95	103
FNMA, Pool AD0454
5.000%, 11/01/21	54	57
FNMA, Pool AD8522
4.000%, 08/01/40	63	66
FNMA, Pool AE0828
3.500%, 02/01/41	429	437
FNMA, Pool AE0949
4.000%, 02/01/41	444	466
FNMA, Pool AH0621
3.500%, 01/01/41	103	105
FNMA, Pool AJ1407
4.000%, 09/01/41	99	104
FNMA, Pool AJ7689
4.000%, 12/01/41	312	328
FNMA, Pool AK0971
3.000%, 02/01/27	195	202
FNMA, Pool AO2970
3.000%, 05/01/42	234	229
FNMA, Pool AO4137
3.500%, 06/01/42	247	252
FNMA, Pool MA1277
2.500%, 12/01/27	178	179
FNMA ARM, Pool 827223
2.217%, 04/01/35(B)	78	81

Description	Face Amount (000)	Value (000)
FNMA REMIC Whole Loan, Ser 2004-W6, Cl 1A6
5.500%, 07/25/34	$125	$129
GNMA, Pool 780315
9.500%, 12/15/17	4	4
GNMA, Pool G2 4696
4.500%, 05/20/40	225	244
GNMA, Pool G2 4747
5.000%, 07/20/40	87	95
GNMA, Pool G2 4923
4.500%, 01/20/41	121	131
GNMA, Pool G2 MA0155
4.000%, 06/20/42	297	315
GNMA, Pool G2 MA0392
3.500%, 09/20/42	293	303
NCUA Guaranteed Notes, Ser 2010-C1, Cl A2
2.900%, 10/29/20	225	234
NCUA Guaranteed Notes, Ser 2010-R1, Cl 2A
1.840%, 10/07/20	59	59
Total U.S. Government Mortgage-Backed Obligations (Cost $7,857)		7,929
U.S. Government Agency Obligations [10.2%]
FHLMC
2.500%, 01/07/14	380	383
1.000%, 09/29/17	660	654
FNMA
4.625%, 10/15/13	215	215
2.875%, 12/11/13	460	462
2.375%, 07/28/15	820	850
1.875%, 09/18/18	150	152
1.375%, 11/15/16	460	468
1.125%, 04/27/17	470	471
0.875%, 05/21/18	350	340
0.625%, 10/30/14	570	573
Total U.S. Government Agency Obligations (Cost $4,580)		4,568
Commercial Mortgage-Backed Obligations [5.2%]
Bear Stearns Commercial Mortgage Securities Trust, Ser PWR9, Cl A4A
4.871%, 09/11/42	200	211
Citigroup, Ser 2005-CD1, Cl A4
5.393%, 07/15/44(B)	200	213

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 55

schedule of investments
September 30, 2013

City National Rochdale Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Citigroup, Ser 2007-CD4, Cl A2B
5.205%, 12/11/49	$7	$7
Commercial Mortgage, Ser 2005-C5, Cl A5A
5.116%, 06/10/44(B)	275	292
Commercial Mortgage Trust, Ser CR2, Cl A4
3.147%, 08/15/45	125	122
Credit Suisse First Boston Mortgage Securities, Ser C5, Cl A4
5.100%, 08/15/38(B)	275	291
GS Mortgage Securities II, Ser GCJ9, Cl A3
2.773%, 11/10/45	275	258
JPMorgan Chase Commercial Mortgage Securities, Ser CB12, Cl A4
4.895%, 09/12/37	275	289
JPMorgan Chase Commercial Mortgage Series Trust, Ser LC11, Cl A5
2.960%, 04/15/46	150	141
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C6, Cl A4
2.858%, 11/15/45	275	261
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C22, Cl A4
5.465%, 12/15/44(B)	250	267
Total Commercial Mortgage- Backed Obligations (Cost $2,400)		2,352
Asset-Backed Securities [1.8%]
American Express Credit Account Master Trust, Ser 2009-2, Cl A
1.432%, 03/15/17(B)	575	582
Bayview Financial Acquisition Trust, Ser 2007-A, Cl 1A2
6.205%, 05/28/37	136	146
Cityscape Home Equity Loan Trust, Ser 1997-C, Cl A4
7.000%, 07/25/28 (C)	5	—
Contimortgage Home Equity Loan Trust, Ser 1997-2, Cl A9
7.090%, 04/15/28	—	—
GMAC Mortgage Corporation Loan Trust, Ser 2004-GH1, Cl A6
4.810%, 07/25/35	42	41

Description	Face Amount (000)	Value (000)
Green Tree Financial, Ser 1997-7, Cl A6
6.760%, 07/15/28	$37	$39
Total Asset-Backed Securities (Cost $807)		808
Residential Mortgage-Backed Securities [0.4%]
Banc of America Alternative Loan Trust, Ser 2004-2, Cl 5A1
5.500%, 03/25/19	41	43
Chase Mortgage Finance, Ser 2003-S13, Cl A11
5.500%, 11/25/33	18	18
RAAC, Ser 2004-SP1, Cl AI4
5.285%, 08/25/27(B)	16	16
Residential Accredit Loans, Ser 2004-QS5, Cl A5
4.750%, 04/25/34	12	13
Residential Accredit Loans, Ser 2004-QS6, Cl A1
5.000%, 05/25/19	20	20
Residential Asset Mortgage Products, Ser 2002-RS3, Cl AI5
5.572%, 06/25/32(B)	37	33
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB2, Cl 5A
5.000%, 07/25/19	61	62
Total Residential Mortgage- Backed Securities (Cost $206)		205
Sovereign Debt [0.3%]
United Mexican States, MTN
5.125%, 01/15/20	100	112
Total Sovereign Debt (Cost $99)		112
Municipal Bond [0.2%]
Puerto Rico [0.2%]
Government Development Bank for Puerto Rico, Ser B, RB
4.704%, 05/01/16	100	82
Total Municipal Bond (Cost $100)		82

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 56

schedule of investments
September 30, 2013

City National Rochdale Full Maturity Fixed Income Fund (concluded)

Description	Shares	Value (000)
Short-Term Investments [3.8%]
City National Rochdale Government Money Market Fund, 0.010%*†	852,385	$852
SEI Daily Income Trust Government Fund, Cl A, 0.020%*	852,385	852
Total Short-Term Investments (Cost $1,704)		1,704
Total Investments [100.2%] (Cost $44,787)		$45,065

Percentages are based on Net Assets of $44,957 (000).

*	The rate reported is the 7-day effective yield as of September 30, 2013.

†	Investment in Affiliate.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2013, the value of these securities amounted to $1,333 (000), representing 3.0% of the net assets of the Fund.

(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2013.

(C)	Security is considered illiquid. The total value of such securities as of September 30, 2013 was $0 and represented 0.0% of net assets of the Fund.

ARM — Adjustable Rate Mortgage

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

HMO — Health Maintenance Organization

MTN — Medium Term Note

NA — National Association

NCUA — National Credit Union Administration

NY — New York

RB — Revenue Bond

REITs — Real Estate Investment Trusts

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a list of the inputs used as of September 30, 2013 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$17,951	$—	$17,951
U.S. Treasury Obligations	—	9,354	—	9,354
U.S. Government Mortgage-Backed Obligations	—	7,929	—	7,929
U.S. Government Agency Obligations	—	4,568	—	4,568
Commercial Mortgage-Backed Obligations	—	2,352	—	2,352
Asset-Backed Securities	—	808	—	808
Residential Mortgage-Backed Securities	—	205	—	205
Sovereign Debt	—	112	—	112
Municipal Bond	—	82	—	82
Short-Term Investments	1,704	—	—	1,704
Total Investments in Securities	$1,704	$43,361	$—	$45,065

For the year ended September 30, 2013, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 57

schedule of investments
September 30, 2013

City National Rochdale High Yield Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [93.7%]
Advertising Agencies [1.2%]
MDC Partners
6.750%, 04/01/20(A)	$2,000	$2,025
Airlines [0.2%]
Continental Airlines, Ser 2007-1, Cl C
7.339%, 04/19/14(B)	130	132
Continental Airlines, Ser 2009-2, Cl B Pass-Through Trust
9.250%, 05/10/17(B)	134	146
Total Airlines		278
Autoparts [0.6%]
Stanadyne
10.000%, 08/15/14	900	860
Stanadyne Holdings
12.000%, 02/15/15(C)	225	126
Total Autoparts		986
Broadcasting & Cable [3.3%]
Cablevision Systems
8.000%, 04/15/20	400	446
CSC Holdings
6.750%, 11/15/21	300	321

Description	Face Amount (000)	Value (000)
DCP
10.750%, 08/15/15(A)	$500	$517
DISH DBS
4.250%, 04/01/18	800	801
Local TV Finance
9.250%, 06/15/15(A)	122	123
Unitymedia Hessen GmbH & KG(A)
7.500%, 03/15/19	500	540
5.500%, 01/15/23	675	640
Univision Communications(A)
6.875%, 05/15/19	1,525	1,632
6.750%, 09/15/22	250	264
Total Broadcasting & Cable		5,284
Building & Construction [2.4%]
APERAM(A)
7.750%, 04/01/18	1,510	1,487
7.375%, 04/01/16	270	270
Building Materials Corp of America
6.750%, 05/01/21(A)	950	1,022
CPG Merger Sub
8.000%, 10/01/21(A)	500	507
Dycom Investments
7.125%, 01/15/21	300	314
Interline Brands
7.500%, 11/15/18	190	201
Total Building & Construction		3,801
Business Services [0.4%]
FTI Consulting
6.000%, 11/15/22	680	675
Chemicals [0.4%]
Nexeo Solutions
8.375%, 03/01/18	250	249
Polymer Group
7.750%, 02/01/19	380	406
Total Chemicals		655
Commercial Services [1.7%]
Ceridian
8.875%, 07/15/19(A)	600	687

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 58

schedule of investments
September 30, 2013

City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
ServiceMaster
8.000%, 02/15/20	$425	$421
7.450%, 08/15/27	275	220
7.100%, 03/01/18	380	366
7.000%, 08/15/20	1,070	1,011
Total Commercial Services		2,705
Communications Software [1.2%]
Aspect Software
10.625%, 05/15/17	1,910	1,905
Computer Graphics [0.3%]
Epicor Software
8.625%, 05/01/19	400	427
Computer System Design & Services [2.5%]
Brocade Communications Systems
4.625%, 01/15/23(A)	1,000	922
iGate
9.000%, 05/01/16	1,250	1,341
Stratus Technologies Bermuda
12.000%, 03/29/15	747	745
Stream Global Services
11.250%, 10/01/14	1,000	1,006
Total Computer System Design & Services		4,014
Consumer Products & Services [3.6%]
Armored Autogroup
9.250%, 11/01/18	395	356
Central Garden and Pet
8.250%, 03/01/18	2,200	2,173
Gibson Brands
8.875%, 08/01/18(A)	175	178
Reynolds Group Issuer
6.875%, 02/15/21	1,125	1,201
Spectrum Brands Escrow(A)
6.625%, 11/15/22	65	67
6.375%, 11/15/20	130	136
WMG Acquisition
11.500%, 10/01/18	1,100	1,268
6.000%, 01/15/21(A)	518	537
Total Consumer Products & Services		5,916
Containers & Packaging [1.4%]
Ardagh Packaging Finance
4.875%, 11/15/22(A)	450	429

Description	Face Amount (000)	Value (000)
Pretium Packaging
11.500%, 04/01/16	$900	$965
Sealed Air
8.125%, 09/15/19(A)	750	836
Total Containers & Packaging		2,230
Data Processing/Mgmt [2.0%]
Audatex North America
6.000%, 06/15/21(A)	700	714
First Data(A)
8.875%, 08/15/20	150	166
8.750%, 01/15/22(D)	2,310	2,408
Total Data Processing/Mgmt		3,288
Distribution/Wholesale [0.5%]
INTCOMEX
13.250%, 12/15/14	868	842
Diversified Operations [0.3%]
Amsted Industries
8.125%, 03/15/18(A)	450	477
Drugs [0.9%]
Valeant Pharmaceuticals International
6.750%, 08/15/18(A)	1,375	1,471
E-Commerce/Products [0.5%]
GXS Worldwide
9.750%, 06/15/15	750	771
E-Commerce/Services [0.8%]
IAC
4.750%, 12/15/22	1,505	1,385
Educational Services [1.3%]
Laureate Education
9.250%, 09/01/19(A)	1,950	2,106
Electric Utilities [1.0%]
AES
7.375%, 07/01/21	850	935
4.875%, 05/15/23	750	701
Total Electric Utilities		1,636

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 59

schedule of investments
September 30, 2013

City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Engines-Internal Combust [0.3%]
Briggs & Stratton
6.875%, 12/15/20	$500	$541
Enterprise Software/Serv [1.4%]
Eagle Midco
9.000%, 06/15/18(A)	1,250	1,256
Infor US
9.375%, 04/01/19	865	967
Total Enterprise Software/Serv		2,223
Entertainment & Gaming [2.7%]
Buffalo Thunder Development Authority
9.375%, 12/15/14(A) (B) (E)	75	27
Caesars Entertainment Operating
8.500%, 02/15/20	370	340
Carmike Cinemas
7.375%, 05/15/19	310	334
Choctaw Resort Development Enterprise
7.250%, 11/15/19(A)	175	172
Chukchansi Economic Development Authority
9.750%, 05/30/20(A) (E)	428	244
Cinemark USA
4.875%, 06/01/23	475	437
Diamond Resorts
12.000%, 08/15/18	750	832
Inn of the Mountain Gods Resort & Casino
1.250%, 11/30/20(A) (D)	104	99
Mashantucket Western Pequot Tribe
6.500%, 07/01/36	74	11
Regal Entertainment Group
9.125%, 08/15/18	131	145
Seminole Hard Rock Entertainment
5.875%, 05/15/21(A)	100	96
Seminole Indian Tribe of Florida
7.750%, 10/01/17(A)	360	382
Snoqualmie Entertainment Authority(A)
9.125%, 02/01/15	105	105
4.147%, 02/01/14(F)	405	401
Tunica-Biloxi Gaming Authority
9.000%, 11/15/15(A)	125	113

Description	Face Amount (000)	Value (000)
Waterford Gaming
8.625%, 09/15/14(A) (B)	$41	$8
Wynn Las Vegas
5.375%, 03/15/22	600	603
Total Entertainment & Gaming		4,349
Entertainment Software [0.9%]
Activision Blizzard(A)
6.125%, 09/15/23	300	302
5.625%, 09/15/21	1,200	1,201
Total Entertainment Software		1,503
Financial Services [3.8%]
Credit Acceptance
9.125%, 02/01/17	500	530
Icahn Enterprises
8.000%, 01/15/18	450	471
7.750%, 01/15/16	1,250	1,291
International Lease Finance
2.204%, 06/15/16(F)	650	647
Jefferies Finance
7.375%, 04/01/20(A)	345	342
Jefferies LoanCore
6.875%, 06/01/20(A)	450	441
Nationstar Mortgage
9.625%, 05/01/19	800	890
6.500%, 08/01/18	500	503
6.500%, 07/01/21	700	670
Oxford Finance
7.250%, 01/15/18(A)	450	462
Total Financial Services		6,247
Food, Beverage & Tobacco [3.4%]
ARAMARK
5.750%, 03/15/20(A)	375	379
B&G Foods
4.625%, 06/01/21	600	573
Beverages & More
9.625%, 10/01/14(A)	750	750
Bumble Bee Holdco SCA
9.625%, 03/15/18(A) (D)	1,000	1,040
Bumble Bee Holdings
9.000%, 12/15/17(A)	848	918
JBS USA
7.250%, 06/01/21(A)	300	298
Le-Nature's
9.000%, 06/15/13(A) (B) (E)	150	3

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 60

schedule of investments
September 30, 2013

City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Vector Group
7.750%, 02/15/21	$1,550	$1,604
Total Food, Beverage & Tobacco		5,565
Food-Confectionery [0.2%]
Barry Callebaut Services
5.500%, 06/15/23(A)	300	301
Food-Wholesale/Distrib [1.8%]
KeHE Distributors
7.625%, 08/15/21(A)	1,100	1,116
US Foods
8.500%, 06/30/19	1,750	1,844
Total Food-Wholesale/Distrib		2,960
Gas-Distribution [0.5%]
LBC Tank Terminals Holding Netherlands
6.875%, 05/15/23(A)	850	854
Gold Mining [0.6%]
Eldorado
6.125%, 12/15/20(A)	750	723
IAMGOLD
6.750%, 10/01/20(A)	300	262
Total Gold Mining		985
Insurance [1.4%]
American Equity Investment Life Holding
6.625%, 07/15/21	675	699
Fidelity & Guaranty Life Holdings
6.375%, 04/01/21(A)	425	431
Ironshore Holdings US
8.500%, 05/15/20(A)	950	1,090
Total Insurance		2,220
Internet Connectiv Svcs [1.0%]
Zayo Group
10.125%, 07/01/20	1,135	1,302
8.125%, 01/01/20	250	274
Total Internet Connectiv Svcs		1,576

Description	Face Amount (000)	Value (000)
Internet Infrastr Equip [0.9%]
CyrusOne
6.375%, 11/15/22	$1,425	$1,414
Internet Security [0.5%]
VeriSign
4.625%, 05/01/23(A)	800	752
Investment Banker/Broker Dealer [1.4%]
KCG Holdings
8.250%, 06/15/18(A)	805	793
Nuveen Investments
9.125%, 10/15/17(A)	1,560	1,533
Total Investment Banker/Broker Dealer		2,326
Machinery [1.7%]
Tempel Steel
12.000%, 08/15/16(A)	500	478
Victor Technologies Group
9.000%, 12/15/17	2,170	2,338
Total Machinery		2,816
Medical Information Sys [1.0%]
IMS Health
6.000%, 11/01/20(A)	1,600	1,634
Medical Products & Services [1.8%]
Apria Healthcare Group
12.375%, 11/01/14	508	511
HCA
7.500%, 02/15/22	575	631
4.750%, 05/01/23	650	612
Physio-Control International
9.875%, 01/15/19(A)	119	133
Symbion
11.000%, 08/23/15	238	238
8.000%, 06/15/16	425	448
Tenet Healthcare
6.250%, 11/01/18	350	373
Total Medical Products & Services		2,946
Metal-Copper [1.0%]
KGHM International
7.750%, 06/15/19(A)	1,590	1,642

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 61

schedule of investments
September 30, 2013

City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Metals & Mining [0.5%]
Midwest Vanadium
11.500%, 02/15/18(A)	$500	$412
Mirabela Nickel
8.750%, 04/15/18(A) (B)	1,020	398
Total Metals & Mining		810
Miscellaneous Business Services [1.1%]
ADT
6.250%, 10/15/21(A)	400	406
MCBC Holdings
6.817%, 10/15/14(A) (B) (E)	50	5
Sitel
11.000%, 08/01/17(A)	1,225	1,308
Total Miscellaneous Business Services		1,719
Miscellaneous Manufacturing [1.9%]
AGY Holding
11.000%, 11/15/14(B) (E)	100	57
Atkore International
9.875%, 01/01/18	435	470
CEVA Group(A)
11.625%, 10/01/16	220	227
8.375%, 12/01/17	1,275	1,284
Coleman Cable
9.000%, 02/15/18	665	707
Rivers Pittsburgh Borrower
9.500%, 06/15/19(A)	254	277
Total Miscellaneous Manufacturing		3,022
Motion Pictures and Services [0.4%]
DreamWorks Animation SKG
6.875%, 08/15/20(A)	600	622
Multi-line Insurance [0.6%]
ING US
5.650%, 11/15/13(F)	750	686
Kemper
6.000%, 05/15/17	195	213
Total Multi-line Insurance		899
Office Automation and Equip [0.2%]
CDW
8.000%, 12/15/18	274	301

Description	Face Amount (000)	Value (000)
Oil-Field Services [2.3%]
Exterran Holdings
7.250%, 12/01/18	$1,800	$1,906
Exterran Partners
6.000%, 04/01/21(A)	225	218
Hiland Partners
7.250%, 10/01/20(A)	725	756
SESI
7.125%, 12/15/21	500	546
6.375%, 05/01/19	300	317
Total Oil-Field Services		3,743
Oil-US Royalty Trusts [0.1%]
IronGate Energy Services
11.000%, 07/01/18(A)	225	223
Paper & Related Products [0.6%]
Unifrax I
7.500%, 02/15/19(A)	1,025	1,025
Petrochemicals [1.3%]
TPC Group
8.750%, 12/15/20(A)	2,000	2,045
Petroleum & Fuel Products [12.3%]
Atlas Energy Holdings Operating
7.750%, 01/15/21(A)	250	232
Atlas Pipeline Partners(A)
5.875%, 08/01/23	876	823
4.750%, 11/15/21	400	361
Atlas Resource Escrow
9.250%, 08/15/21(A)	450	454
Bill Barrett
7.625%, 10/01/19	1,325	1,352
BreitBurn Energy Partners
7.875%, 04/15/22	1,800	1,796
Carrizo Oil & Gas
7.500%, 09/15/20	175	186
Crestwood Midstream Partners
7.750%, 04/01/19	1,800	1,890
Eagle Rock Energy Partners
8.375%, 06/01/19	2,100	2,100
Endeavor Energy Resources
7.000%, 08/15/21(A)	1,900	1,881
Gibson Energy
6.750%, 07/15/21(A)	1,575	1,626
Legacy Reserves(A)
8.000%, 12/01/20	760	768
6.625%, 12/01/21	600	561

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 62

schedule of investments
September 30, 2013

City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Midstates Petroleum
10.750%, 10/01/20(A)	$600	$630
Milagro Oil & Gas
10.500%, 05/15/16	400	302
Pacific Drilling
5.375%, 06/01/20(A)	750	731
Penn Virginia Resource Partners
8.375%, 06/01/20	1,580	1,643
Precision Drilling
6.500%, 12/15/21	400	418
SandRidge Energy
8.125%, 10/15/22	1,000	1,010
7.500%, 03/15/21	650	657
Summit Midstream Holdings
7.500%, 07/01/21(A)	550	568
Total Petroleum & Fuel Products		19,989
Printing & Publishing [0.6%]
Expo Event Transco
9.000%, 06/15/21(A)	975	970
Southern Graphics
8.375%, 10/15/20(A)	85	88
Total Printing & Publishing		1,058
Property/Casualty Ins [0.5%]
Lancashire Holdings
5.700%, 10/01/22(A)	480	436
QBE Capital Funding III
7.250%, 05/24/41(A) (F)	250	264
Total Property/Casualty Ins		700
Publishing-Books [0.2%]
Baker & Taylor Acquisitions
15.000%, 04/01/17(A)	475	378
Real Estate [1.1%]
Kennedy-Wilson
8.750%, 04/01/19	1,665	1,798
Real Estate Investment Trusts [0.4%]
DuPont Fabros Technology
5.875%, 09/15/21(A)	700	700
Research and Development [0.9%]
Alion Science and Technology
12.000%, 11/01/14(D)	604	610

Description	Face Amount (000)	Value (000)
Jaguar Holding II
9.500%, 12/01/19(A)	$675	$759
Total Research and Development		1,369
Retail [6.1%]
AmeriGas Finance
7.000%, 05/20/22	2,110	2,195
Brunswick
4.625%, 05/15/21(A)	550	514
Burlington Coat Factory Warehouse
10.000%, 02/15/19	1,030	1,146
Checkers Drive-In Restaurants
11.000%, 12/01/17(A)	600	648
CST Brands
5.000%, 05/01/23(A)	150	141
Dufry Finance SCA
5.500%, 10/15/20(A)	1,600	1,615
GRD Holdings III
10.750%, 06/01/19(A)	2,170	2,300
Limited Brands
5.625%, 02/15/22	250	256
Mobile Mini
7.875%, 12/01/20	755	821
Wok Acquisition
10.250%, 06/30/20(A)	285	310
Total Retail		9,946
Schools-Day Care [0.2%]
Knowledge Universe Education
7.750%, 02/01/15(A)	400	388
Security Brokers & Dealers [1.0%]
Ally Financial
4.750%, 09/10/18	200	199
3.500%, 07/18/16	500	504
Bank of America
5.200%, 12/01/13(F)	1,000	875
Total Security Brokers & Dealers		1,578
Shipbuilding [0.2%]
Huntington Ingalls Industries
7.125%, 03/15/21	250	269
Silver Mining [0.1%]
Hecla Mining
6.875%, 05/01/21(A)	225	213

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 63

schedule of investments
September 30, 2013

City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Telecommunication Equip [0.1%]
Alcatel-Lucent USA
8.875%, 01/01/20(A)	$200	$211
Telephones & Telecommunications [2.8%]
Avaya
7.000%, 04/01/19(A)	420	393
Clearwire Communications
12.000%, 12/01/15(A)	280	293
CommScope
8.250%, 01/15/19(A)	1,325	1,447
SBA Telecommunications
5.750%, 07/15/20	300	298
Sprint Communications
7.000%, 03/01/20(A)	1,150	1,236
UPCB Finance V
7.250%, 11/15/21(A)	500	545
Virgin Media Secured Finance
5.375%, 04/15/21(A)	355	346
Total Telephones & Telecommunications		4,558
Textile-Home Furnishings [0.3%]
Empire Today
11.375%, 02/01/17(A)	700	568
Transportation Services [4.5%]
Florida East Coast Railway
8.125%, 02/01/17	750	787
Harbinger Group
7.875%, 07/15/19(A)	1,775	1,837
Marquette Transportation
10.875%, 01/15/17	1,110	1,171
Nielsen Luxembourg
5.500%, 10/01/21(A)	800	804
Pegasus Solutions
10.500%, 04/15/15(A) (B)	100	95
Quality Distribution
9.875%, 11/01/18	720	783
Sabre
8.500%, 05/15/19(A)	1,095	1,184
Sabre Holdings
8.350%, 03/15/16	350	381
Travelport
13.875%, 03/01/16(A) (D)	173	179
11.875%, 09/01/16	90	89
Total Transportation Services		7,310

Description	Face Amount (000)/Shares	Value (000)
Web Hosting/Design [0.2%]
Equinix
7.000%, 07/15/21	$250	$266
X-Ray Equipment [0.4%]
Hologic
6.250%, 08/01/20	700	729
Total Corporate Bonds (Cost $150,525)		152,168
Mortgage-Backed Security [0.2%]
SRERS Funding, Ser 2011-RS, Cl A1B1
0.432%, 10/09/13(A) (F)	385	334
Total Mortgage-Backed Security (Cost $337)		334
Loan Participations [0.0%]
Global Aviation, Term Loan (B) (E)
10.000%, 07/13/17	22	14
3.000%, 02/13/18	216	11
Total Loan Participations (Cost $175)		25
Asset-Backed Security [0.2%]
United Airlines, Pass-Through Trust, Ser 2013-1, Cl B
5.375%, 08/15/21	400	394
Total Asset-Backed Security (Cost $400)		394
Preferred Stock [0.6%]
Insurance [0.6%]
Aspen Insurance Holdings (F)	40,000	949
Miscellaneous Manufacturing [0.0%]
CEVA Group **	49	40
Total Preferred Stock (Cost $1,044)		989
Common Stock [0.2%]
Miscellaneous Manufacturing [0.0%]
CEVA Group **	22	19

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 64

schedule of investments
September 30, 2013

City National Rochdale High Yield Bond Fund (continued)

Description	Shares/Face Amount (000)	Value (000)
Printing & Publishing [0.2%]
Houghton Mifflin Harcourt **	9,352	$289
Total Common Stock (Cost $419)		308
Special Stock [0.0%]
Broadcasting & Cable [0.0%]
Adelphia Recovery Trust (B) (G)	8,500	—
Total Special Stock (Cost $9)		—
Convertible Bond [0.0%]
Food, Beverage & Tobacco [0.0%]
Vector Group
14.345%, 06/15/26(F)	$54	62
Total Convertible Bond (Cost $55)		62

	Number of Warrants
Warrants [0.0%]
Alion Science and Technology,
Expires 03/15/17** (B)	380	—
CUI Acquisition** (B) (G) (H)	2,756	28
Global Aviation** (B)	35,583	—
Total Warrants (Cost $250)		28
Short-Term Investments [3.1%]
City National Rochdale Prime Money Market Fund, Institutional Class, 0.010% *†	2,481,808	2,482
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%*	2,481,808	2,482
Total Short-Term Investments (Cost $4,964)		4,964
Total Investments [98.0%] (Cost $158,178)		$159,272

Percentages are based on Net Assets of $162,539 (000).

*	The rate reported is the 7-day effective yield as of September 30, 2013.

**	Non-income producing security.

†	Investment in Affiliate.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2013, the value of these securities amounted to $77,979 (000), representing 48.0% of the net assets of the Fund.

(B)	Security is considered illiquid. The total value of such securities as of September 30, 2013 was $924 (000) and represented 0.6% of net assets of the Fund.

(C)	Step Bond — The rate reported is the rate in effect on September 30, 2013. The coupon on a step bond changes on a specific date.

(D)	Payment in Kind.

(E)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

(F)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2013.

(G)
Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such securities as of September 30, 2013 was $28 (000) and represented 0.0% of net assets of the Fund.

(H)	This warrant is a result of the restructuring of Cleveland Unlimited, has an exercise price of $0.0001 per share of common stock and does not have an expiration date.

Cl — Class

Ser — Series

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a list of the inputs used as of September 30, 2013 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$152,168	$—	$152,562
Mortgage-Backed Security	—	—	334	334
Loan Participations	—	25	—	25
Asset-Backed Security	—	394	—	394
Preferred Stock	—	949	40	989
Common Stock	—	289	19	308
Special Stock	—	—	—	—
Convertible Bond	—	62	—	62
Warrants	—	—	28	28
Short-Term Investments	4,964	—	—	4,964
Total Investments in Securities	$4,964	$153,887	$421	$159,272

(1)	Of the $421 (000) in Level 3 securities as of September 30, 2013, $28 (000) or 0.02% are not valued via third party pricing vendors and broker quotes.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 65

schedule of investments
September 30, 2013

City National Rochdale High Yield Bond Fund (concluded)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2013:

	Investments in Corporate Bonds (000)	Investments in Mortgage-Backed Securities (000)	Investments in Preferred Stock (000)	Investments in Common Stock (000)
Beginning balance as of October 1, 2012	$8	$—	$—	$—
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	—	2	—	—
Change in unrealized appreciation/(depreciation)	—	(2)	(4)	—
Purchases	—	352	44	19
Sales/Paydowns	—	(18)	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(8)	—	—	—
Ending balance as of September 30, 2013	$—	$334	$40	$19
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$(2)	$(4)	$—

	Investments in Special Stock (000)	Investments in Warrants (000)	Total
Beginning balance as of October 1, 2012	$7	$125	$140
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	2
Change in unrealized appreciation/(depreciation)	(7)	(97)	(110)
Purchases	—	—	415
Sales/Paydowns	—	—	(18)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	(8)
Ending balance as of September 30, 2013	$—	$28	$421
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$(97)	$(103)

For the year ended September 30, 2013, the transfers out of Level 3 were due to changes in the availability of observable inputs to determine fair value. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 66

schedule of investments
September 30, 2013

City National Rochdale Intermediate Fixed Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [76.9%]
Consumer Discretionary [3.9%]
AutoZone
3.700%, 04/15/22	$250	$245
Best Buy
3.750%, 03/15/16	300	309
Comcast
3.125%, 07/15/22	200	195
Expedia
5.950%, 08/15/20	250	261
Gap
5.950%, 04/12/21	495	548
Hasbro
6.125%, 05/15/14	250	258
Icahn Enterprises
8.000%, 01/15/18	440	461
7.750%, 01/15/16	305	315
Royal Caribbean Cruises
6.875%, 12/01/13	250	252
Scripps Networks Interactive
2.700%, 12/15/16	1,000	1,038
Toys R Us
7.375%, 10/15/18	500	431
Toys R Us Property II
8.500%, 12/01/17	21	22
Tupperware Brands
4.750%, 06/01/21	500	507

Description	Face Amount (000)	Value (000)
WPP Finance UK
8.000%, 09/15/14	$749	$799
5.875%, 06/15/14	400	413
Total Consumer Discretionary		6,054
Consumer Staples [4.2%]
Avon Products
6.500%, 03/01/19	250	280
Bunge Finance
8.500%, 06/15/19	105	131
5.100%, 07/15/15	500	532
Campbell Soup
8.875%, 05/01/21	350	459
ConAgra Foods
4.950%, 08/15/20(A)	410	433
1.900%, 01/25/18	200	197
CVS Caremark
2.750%, 12/01/22	500	462
Kellogg
3.125%, 05/17/22	250	243
Lorillard Tobacco
8.125%, 06/23/19	500	606
PepsiAmericas
4.875%, 01/15/15	250	264
Reynolds American
7.625%, 06/01/16	290	340
6.750%, 06/15/17	100	115
Safeway
5.000%, 08/15/19	475	496
4.750%, 12/01/21	526	528
3.950%, 08/15/20	672	660
WM Wrigley Jr
4.650%, 07/15/15	750	788
Total Consumer Staples		6,534
Energy [5.6%]
Boardwalk Pipelines
5.875%, 11/15/16	146	163
5.750%, 09/15/19	175	195
5.500%, 02/01/17	221	243
5.200%, 06/01/18	84	91
Buckeye Partners
6.050%, 01/15/18	155	176
Chesapeake Energy
9.500%, 02/15/15	385	424
DCP Midstream Operating
3.250%, 10/01/15	120	124
Ecopetrol
7.625%, 07/23/19	250	296

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 67

schedule of investments
September 30, 2013

City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Enbridge Energy Partners
5.875%, 12/15/16	$191	$216
5.350%, 12/15/14	20	21
Energy Transfer Partners
9.700%, 03/15/19	330	422
9.000%, 04/15/19	189	239
6.125%, 02/15/17	426	482
3.600%, 02/01/23	200	186
FMC Technologies
3.450%, 10/01/22	200	192
Kinder Morgan Energy Partners
5.625%, 02/15/15	284	302
National Oilwell Varco
6.125%, 08/15/15	100	100
Panhandle Eastern Pipe Line
7.000%, 06/15/18	396	463
Petrobras International Finance
5.750%, 01/20/20	250	260
2.875%, 02/06/15	500	507
Plains All American Pipeline
5.875%, 08/15/16	205	227
PPL Energy Supply
6.200%, 05/15/16	105	116
Puget Energy
6.000%, 09/01/21	500	545
Rowan
4.875%, 06/01/22	200	206
Sabine Pass LNG
7.500%, 11/30/16	100	110
Spectra Energy Capital
6.750%, 07/15/18	745	871
5.500%, 03/01/14	240	244
Transocean
7.375%, 04/15/18	494	571
6.000%, 03/15/18	500	563
Williams Partners
3.350%, 08/15/22	200	185
Total Energy		8,740
Financials [22.9%]
ACE INA Holdings
2.700%, 03/13/23	850	798
Alleghany
5.625%, 09/15/20	270	297
American Express
0.852%, 11/22/13(B)	3,000	2,996
Axis Specialty Finance
5.875%, 06/01/20	250	277
Bank of America
5.420%, 03/15/17	42	46

Description	Face Amount (000)	Value (000)
Bear Stearns
5.550%, 01/22/17	$468	$519
Berkshire Hathaway
3.000%, 02/11/23	250	241
1.550%, 02/09/18	300	297
Berkshire Hathaway Finance
1.600%, 05/15/17	440	444
Capital One
1.500%, 03/22/18	475	461
Citigroup
5.000%, 09/15/14	503	522
CNA Financial
6.950%, 01/15/18	1,076	1,253
Countrywide Financial, MTN
6.000%, 08/26/20	313	312
Dresdner Bank NY
7.250%, 09/15/15	1,000	1,065
ERAC USA Finance
3.300%, 10/15/22(A)	250	238
Ford Motor Credit
1.700%, 05/09/16	1,000	1,000
General Electric Capital, MTN
5.625%, 09/15/17	300	342
Goldman Sachs Group
6.250%, 09/01/17	550	628
5.625%, 01/15/17	700	771
5.350%, 01/15/16	250	272
5.125%, 01/15/15	355	373
Goldman Sachs Group, MTN
6.000%, 06/15/20	500	568
HSBC Finance
0.518%, 01/15/14(B)	3,000	3,000
International Lease Finance, MTN
6.100%, 04/15/14	250	254
5.650%, 06/01/14	197	202
Janus Capital Group
6.700%, 06/15/17	600	670
Jefferies Group
5.875%, 06/08/14	733	757
JPMorgan Chase
3.375%, 05/01/23	2,500	2,267
JPMorgan Chase, MTN
5.300%, 05/15/18	150	150
Lehman Brothers Holdings, MTN
7.000%, 09/28/37(C)	400	104
Merrill Lynch
5.700%, 05/02/17	950	1,049
Moody's
5.500%, 09/01/20	800	872

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 68

schedule of investments
September 30, 2013

City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Morgan Stanley
5.375%, 10/15/15	$210	$226
4.750%, 04/01/14	3,323	3,380
4.200%, 11/20/14	250	259
Morgan Stanley, MTN
6.000%, 05/13/14	1,050	1,082
6.000%, 04/28/15	600	644
5.450%, 01/09/17	100	110
NASDAQ OMX Group
5.550%, 01/15/20	1,249	1,338
National Bank of Canada, MTN
1.450%, 11/07/17	750	736
National Rural Utilities Cooperative Finance
6.550%, 11/01/18	300	359
Nationsbank
10.200%, 07/15/15	250	285
Principal Financial Group
3.300%, 09/15/22	200	194
Progressive
7.000%, 10/01/13	40	40
Protective Life
6.400%, 01/15/18	250	282
Silicon Valley Bank
6.050%, 06/01/17	355	381
SLM, MTN
5.050%, 11/14/14	500	516
5.000%, 06/15/18	802	789
UBS, MTN
7.375%, 06/15/17	388	433
Wells Fargo
1.500%, 01/16/18	150	148
Wells Fargo, MTN
3.450%, 02/13/23	250	234
2.625%, 12/15/16	235	245
2.100%, 05/08/17	250	255
Wells Fargo Bank
5.750%, 05/16/16	100	112
Westpac Banking, MTN
1.600%, 01/12/18	250	246
Wilmington Trust
8.500%, 04/02/18	315	380
Total Financials		35,719
Healthcare [0.5%]
Actavis
3.250%, 10/01/22	500	469

Description	Face Amount (000)	Value (000)
UnitedHealth Group
1.625%, 03/15/19	$250	$241
Total Healthcare		710
Industrials [7.3%]
Canadian National Railway
2.250%, 11/15/22	650	593
Carlisle
3.750%, 11/15/22	250	240
Caterpillar
7.000%, 12/15/13	250	253
CNH America
7.250%, 01/15/16	388	426
Eaton
8.875%, 06/15/19	125	158
Embraer Overseas
5.696%, 09/16/13	520	507
GATX
8.750%, 05/15/14	200	209
6.000%, 02/15/18	170	189
General Electric Capital, MTN
0.461%, 10/06/15(B)	4,300	4,283
IDEX
4.200%, 12/15/21	250	252
Joy Global
6.000%, 11/15/16	500	561
Lennox International
4.900%, 05/15/17	250	265
Manitowoc
9.500%, 02/15/18	148	159
NuStar Logistics
8.150%, 04/15/18	250	280
4.800%, 09/01/20	200	187
Owens Corning
6.500%, 12/01/16	620	692
Penske Truck Leasing (A)
4.875%, 07/11/22	200	204
4.250%, 01/17/23	300	292
3.375%, 03/15/18	250	256
2.500%, 03/15/16	500	509
Republic Services
3.550%, 06/01/22	250	244
Roper Industries
3.125%, 11/15/22	200	187
1.850%, 11/15/17	250	249
Xylem
3.550%, 09/20/16	200	210
Total Industrials		11,405

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 69

schedule of investments
September 30, 2013

City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Information Technology [6.5%]
Advanced Micro Devices
8.125%, 12/15/17	$1,000	$1,045
Arrow Electronics
6.875%, 06/01/18	400	457
Avnet
6.625%, 09/15/16	128	145
Dell
5.625%, 04/15/14	322	329
Fiserv
3.500%, 10/01/22	250	237
Hewlett-Packard
4.750%, 06/02/14	850	872
1.550%, 05/30/14	920	924
KLA-Tencor
6.900%, 05/01/18	200	236
Lexmark International
5.125%, 03/15/20	2,250	2,319
Nokia
5.375%, 05/15/19	950	964
Western Union
5.253%, 04/01/20	2,000	2,122
Xerox
8.250%, 05/15/14	473	494
Total Information Technology		10,144
Materials [8.9%]
Airgas
2.900%, 11/15/22	250	231
Alcoa
6.750%, 07/15/18	700	767
6.150%, 08/15/20	200	209
5.720%, 02/23/19	385	401
AngloGold Ashanti Holdings
5.375%, 04/15/20	1,317	1,177
ArcelorMittal
10.350%, 06/01/19	200	246
9.500%, 02/15/15	400	439
6.125%, 06/01/18	800	848
Avery Dennison
5.375%, 04/15/20	405	422
Cabot
5.000%, 10/01/16	300	328
Glencore Funding
1.700%, 05/27/16(A)	1,500	1,478
1.628%, 01/15/19	2,000	1,883
Kinross
5.125%, 09/01/21	303	287

Description	Face Amount (000)	Value (000)
Rio Tinto Finance USA
8.950%, 05/01/14	$100	$105
RPM International
6.125%, 10/15/19	150	171
3.450%, 11/15/22	250	234
Southern Copper
6.375%, 07/27/15	380	411
Vale Canada
5.700%, 10/15/15	100	106
Vale Overseas
5.625%, 09/15/19	350	380
Vulcan Materials
6.400%, 11/30/17	1,000	1,090
Worthington Industries
6.500%, 04/15/20	250	269
Xstrata Canada
6.000%, 10/15/15	1,192	1,285
5.500%, 06/15/17	1,010	1,085
Total Materials		13,852
REITs [4.9%]
BioMed Realty
3.850%, 04/15/16	500	524
CommonWealth REIT
6.650%, 01/15/18	300	326
5.875%, 09/15/20	105	108
DDR
4.625%, 07/15/22	250	255
Equity One
3.750%, 11/15/22	250	236
HCP
6.000%, 03/01/15	215	229
6.000%, 01/30/17	350	394
5.650%, 12/15/13	250	252
HCP, MTN
6.300%, 09/15/16	462	522
Health Care REIT
5.875%, 05/15/15	268	288
Healthcare Realty Trust
6.500%, 01/17/17	250	281
Highwoods Realty
3.625%, 01/15/23	200	186
Liberty Property, MTN
7.500%, 01/15/18	177	210
National Retail Properties
6.875%, 10/15/17	300	349
3.800%, 10/15/22	350	334
Post Apartment Homes
3.375%, 12/01/22	200	186

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 70

schedule of investments
September 30, 2013

City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Prologis
6.875%, 03/15/20	$101	$119
Realty Income
5.950%, 09/15/16	129	144
3.250%, 10/15/22	200	184
Senior Housing Properties Trust
6.750%, 12/15/21	500	548
4.300%, 01/15/16	500	519
Simon Property Group
6.100%, 05/01/16	600	670
5.750%, 12/01/15	408	446
Tanger Properties
6.150%, 11/15/15	115	127
Washington Real Estate Investment Trust
3.950%, 10/15/22	250	241
Total REITs		7,678
Shipping & Transportation [0.8%]
Burlington Northern Santa Fe
3.000%, 03/15/23	250	235
Federal Express 1998 Pass-Through Trust
7.020%, 01/15/16	568	607
Union Pacific
4.875%, 01/15/15	400	421
Total Shipping & Transportation		1,263
Telecommunication Services [6.6%]
America Movil
5.750%, 01/15/15	186	197
1.241%, 09/12/16(B)	3,000	3,000
CenturyLink
6.450%, 06/15/21	355	353
5.800%, 03/15/22	250	235
COX Communications
7.250%, 11/15/15	231	257
COX Communications, MTN
6.850%, 01/15/18	224	253
Qwest
6.500%, 06/01/17	100	113
Telecom Italia Capital
7.175%, 06/18/19	100	110
6.999%, 06/04/18	600	659
6.175%, 06/18/14	625	643
5.250%, 11/15/13	560	562

Description	Face Amount (000)	Value (000)
Telefonica Emisiones SAU
6.421%, 06/20/16	$200	$220
6.221%, 07/03/17	286	316
5.462%, 02/16/21	115	118
5.134%, 04/27/20	300	307
4.949%, 01/15/15	764	796
3.992%, 02/16/16	500	518
3.729%, 04/27/15	400	412
Verizon Communications
2.500%, 09/15/16	1,000	1,030
Verizon New England
4.750%, 10/01/13	250	250
Total Telecommunication Services		10,349
Utilities [4.8%]
AES Gener
7.500%, 03/25/14	61	62
American Water Capital
6.085%, 10/15/17	310	358
AmeriGas Partners
6.500%, 05/20/21	477	491
Arizona Public Service
6.250%, 08/01/16	44	50
British Transco Finance
6.625%, 06/01/18	128	153
Cleveland Electric Illuminating
7.880%, 11/01/17	10	12
5.700%, 04/01/17	6	7
Commonwealth Edison
4.700%, 04/15/15	250	265
Enersis
7.375%, 01/15/14	263	267
Entergy Mississippi
6.640%, 07/01/19	540	636
4.950%, 06/01/18	39	39
Entergy Texas
7.125%, 02/01/19	190	225
Jersey Central Power & Light
5.625%, 05/01/16	265	292
National Fuel Gas
4.900%, 12/01/21	500	528
National Grid
6.300%, 08/01/16	270	306
Nisource Capital Markets, MTN
7.860%, 03/27/17	163	183
Nisource Finance
5.400%, 07/15/14	266	275
Northern Indiana Public Service, MTN
7.590%, 06/12/17	440	496

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 71

schedule of investments
September 30, 2013

City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)/Shares	Value (000)
ONEOK
4.250%, 02/01/22	$350	$327
Pennsylvania Electric
6.625%, 04/01/19	15	17
Puget Energy
5.625%, 07/15/22	250	265
Puget Sound Energy, MTN
6.740%, 06/15/18	57	68
Southwestern Electric Power
5.875%, 03/01/18	581	660
3.550%, 02/15/22	500	486
Southwestern Public Service
8.750%, 12/01/18	250	323
TransAlta
5.750%, 12/15/13	480	484
Xcel Energy
5.613%, 04/01/17	10	11
Total Utilities		7,286
Total Corporate Bonds (Cost $117,323)		119,734
Preferred Stock [6.0%]
Financials [2.4%]
BB&T	10,000	206
Charles Schwab	20,000	453
Citigroup	10,000	212
Digital Realty Trust	10,000	224
Goldman Sachs Group	25,000	562
HSBC Holdings	30,000	811
JPMorgan Chase	20,000	430
Kimco Realty	10,000	198
Prudential Financial	10,000	215
Vornado Realty Trust	20,000	416
Total Financials		3,727
Industrials [0.4%]
Pitney Bowes	10,000	247
Stanley Black & Decker	20,000	440
Total Industrials		687
REITs [1.3%]
National Retail Properties	20,000	459
Realty Income	20,000	485
Senior Housing Properties Trust	52,500	1,078
Total REITs		2,022

Description	Shares/Face Amount (000)	Value (000)
Telecommunication Services [1.3%]
Qwest	43,700	$1,097
Telephone & Data Systems	30,000	610
United States Cellular	10,000	241
Total Telecommunication Services		1,948
Utilities [0.6%]
DTE Energy	20,000	492
SCE Trust I	20,000	411
Total Utilities		903
Total Preferred Stock (Cost $10,249)		9,287
Municipal Bonds [5.0%]
California [2.6%]
California State, Department of Water Resources, Ser L, RB
Callable 05/01/21 @ 100
5.000%, 05/01/21	$3,460	4,066
Florida [2.4%]
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
2.107%, 07/01/18	3,870	3,769
Total Municipal Bonds (Cost $7,987)		7,835
U.S. Government Agency Obligations [3.7%]
FFCB
3.600%, 05/14/32	200	182
3.500%, 02/28/33	2,000	1,832
FHLB
3.480%, 03/25/33	990	902
3.400%, 10/04/32	1,667	1,409
3.400%, 03/28/33	1,000	846
3.100%, 07/09/26	538	489
3.070%, 10/15/27	110	98
FHLMC
5.500%, 05/01/37	26	28
Total U.S. Government Agency Obligations (Cost $6,524)		5,786

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 72

schedule of investments
September 30, 2013

City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Asset-Backed Securities [2.3%]
BT SPE (Acquired 07/06/11, Acquisition Cost $1,228,991)
9.250%, 06/06/16(D) (E) (F)	$1,229	$1,158
Hyundai Auto Receivables Trust, Ser 2013-B, Cl A2
0.530%, 03/15/16	2,500	2,501
Total Asset-Backed Securities (Cost $3,730)		3,659
Foreign Government Bonds [0.3%]
Province of Newfoundland and Labrador Canada
7.320%, 10/13/23	100	130
Province of Quebec Canada, MTN
7.380%, 04/09/26	100	133
Region of Lombardy Italy
5.804%, 10/25/32	150	138
Total Foreign Government Bonds (Cost $386)		401
Convertible Bond [0.2%]
Information Technology [0.2%]
Advanced Micro Devices
6.000%, 05/01/15	256	266
Total Convertible Bond (Cost $257)		266
Certificate of Deposit [0.1%]
Swiss Bank
7.375%, 07/15/15	175	191
Total Certificate of Deposit (Cost $182)		191

Description	Shares	Value (000)
Short-Term Investments [4.4%]
City National Rochdale Government Money Market Fund, 0.010%* †	3,681,438	$3,681
SEI Daily Income Trust Government Fund, Cl A, 0.020%*	3,222,253	3,222
Total Short-Term Investments (Cost $6,903)		6,903
Total Investments [98.9%] (Cost $153,541)		$154,062

Percentages are based on Net Assets of $155,740 (000).

*	The rate reported is the 7-day effective yield as of September 30, 2013.

†	Investment in Affiliate.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2013, the value of these securities amounted to $3,410 (000), representing 2.2% of the net assets of the Fund.

(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2013.

(C)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

(D)	Security is considered illiquid. The total market value of such securities as of September 30, 2013 was $1,158 (000) and represented 0.7% of the net assets of the Fund.

(E)
Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such securities as of September 30, 2013 was $1,158 (000) and represented 0.7% of the net assets of the Fund.

(F)	Security is considered restricted. The total market value of such securities as of September 30, 2013 was $1,158 (000) and represented 0.7% of the net assets of the Fund.

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

MTN — Medium Term Note

NY — New York

RB — Revenue Bond

REIT — Real Estate Investment Trust

Ser — Series

SPE — Special Purpose Entity

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 73

schedule of investments
September 30, 2013

City National Rochdale Intermediate Fixed Income Fund (concluded)

The following is a list of the inputs used as of September 30, 2013 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$119,734	$—	$119,734
Preferred Stock	5,003	4,284	—	9,287
Municipal Bonds	—	7,835	—	7,835
U.S. Government Agency Obligations	—	5,786	—	5,786
Asset-Backed Securities	—	2,501	1,158	3,659
Foreign Government Bonds	—	401	—	401
Convertible Bond	—	266	—	266
Certificate of Deposit	—	191	—	191
Short-Term Investments	6,903	—	—	6,903
Total Investments in Securities	$11,906	$140,998	$1,158	$154,062

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2013:

Investments in Asset-Backed Securities
Beginning balance as of January 1, 2013	$1,742
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(14)
Purchases	—
Sales/Paydowns	(570)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance as of September 30, 2013	$1,158
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$14

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2013. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2013 (000)	Valuation Techniques
BT SPE	$1,158	Discounted Cash Flow Model

Observable Inputs
Accumulated Collections
Accumulated Defaults
Annualized Default Rate
Accumulated Default Rate
Pace of Collection Pace of Defaults
Interest Rates

		Unobservable Inputs on Underlying Collateral	Range
		Projected Default Rates	5%-12%
		Projected Collection Rates	90%-100%
		Expected Discount Rates	7%-9.25%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement. Increases in expected discount rates and projected collection rates in isolation would result in a higher fair value measurement while increases in projected default rates in isolation would result in a lower fair value measurement.

For the period ended September 30, 2013, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 74

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [51.4%]
Advertising Sales [0.1%]
Lamar Media
5.875%, 02/01/22	$200	$200
5.000%, 05/01/23	450	417
Total Advertising Sales		617
Aerospace & Defense [0.3%]
BE Aerospace
5.250%, 04/01/22	950	943
Silver II Borrower
7.750%, 12/15/20(A)	925	950
TransDigm
7.750%, 12/15/18	1,125	1,198
Total Aerospace & Defense		3,091
Air Transportation [0.1%]
PHI
8.625%, 10/15/18	600	632
Applications Software [0.2%]
Emdeon
11.000%, 12/31/19	1,075	1,224
Nuance Communications
5.375%, 08/15/20(A)	800	756
Total Applications Software		1,980

Description	Face Amount (000)	Value (000)
Auto Rent & Lease [0.2%]
Hertz
6.750%, 04/15/19	$825	$872
United Rentals North America
8.375%, 09/15/20	675	748
7.625%, 04/15/22	300	326
Total Auto Rent & Lease		1,946
Auto/Trk Prts and Equip-Repl [0.3%]
Allison Transmission
7.125%, 05/15/19(A)	650	691
Exide Technologies
8.625%, 02/01/18(B)	550	399
IDQ Holdings
11.500%, 04/01/17(A)	450	485
UCI International
8.625%, 02/15/19	1,325	1,351
Total Auto/Trk Prts and Equip-Repl		2,926
Automotive [0.3%]
Chrysler Group
8.250%, 06/15/21	675	756
Jaguar Land Rover Automotive
8.125%, 05/15/21(A)	625	695
TID Global Sukuk I
0.902%, 12/20/49(D) (J)	3,500	700
Total Automotive		2,151
Autoparts [0.7%]
Affinia Group
7.750%, 05/01/21(A)	525	538
American Axle & Manufacturing
7.750%, 11/15/19	1,225	1,366
6.625%, 10/15/22	100	103
6.250%, 03/15/21	275	283
International Automotive Components Group
9.125%, 06/01/18(A)	625	644
Lear
4.750%, 01/15/23(A)	300	278
Pittsburgh Glass Works
8.500%, 04/15/16(A)	500	514
Schaeffler Finance BV
8.500%, 02/15/19(A)	1,150	1,282
4.750%, 05/15/21(A)	325	315
Schaeffler Holding Finance BV
6.875%, 08/15/18(A) (F)	350	367

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 75

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Tenneco
6.875%, 12/15/20	$275	$298
Titan International
6.875%, 10/01/20(A)	325	328
Tomkins
9.000%, 10/01/18	461	503
Total Autoparts		6,819
Banks [6.4%]
Alfa Bank Via Alfa Bond Issuance
7.875%, 09/25/17	806	887
Alliance Bank JSC
18.314%, 03/25/20
(C) (D) (J)	8,534	2,475
9.638%, 03/25/20
(A) (C) (D) (J)	1,838	533
Banco BMG
8.000%, 04/15/18	1,000	980
Banco de Reservas de la Republica Dominicana
7.000%, 02/01/23	500	475
Bank of Georgia JSC, MTN
7.750%, 07/05/17	2,600	2,685
Bank of Moscow Via Kuznetski Capital
1.118%, 05/10/17 (E)	3,033	3,120
CIT Group
6.625%, 04/01/18(A)	325	357
5.375%, 05/15/20	225	233
5.250%, 03/15/18	1,050	1,100
5.000%, 08/01/23	125	121
4.750%, 02/15/15(A)	225	233
4.250%, 08/15/17	175	178
CorpGroup Banking
6.750%, 03/15/23	2,000	1,695
Credit Europe Bank
7.989%, 01/24/23(C)	3,900	3,768
Developmental Bank of Mongolia, MTN
5.750%, 03/21/17	2,500	2,350
Eastern and Southern African Trade and Development Bank
6.875%, 01/09/16	1,500	1,545
EXIM of Ukraine CJSC Via Credit Suisse First Boston International
5.793%, 02/09/16(C) (E)	4,378	3,415
First Ukrainian International Bank CJSC Via Standard Bank
11.000%, 12/31/14	2,165	2,013

Description	Face Amount (000)	Value (000)
Halyk Savings Bank of Kazakhstan JSC
7.250%, 05/03/17	$4,000	$4,180
Home Credit & Finance Bank OOO Via Eurasia Capital
9.375%, 04/24/20(C)	1,500	1,538
Kazkommertsbank JSC
6.765%, 07/27/16(C) (E)	1,000	880
NDR Finance
8.000%, 06/22/17(C)	721	592
Nomos Bank Via Nomos Capital
10.000%, 04/26/19	1,000	1,044
Oschadbank Via SSB #1
8.250%, 03/10/16	2,200	1,837
Promsvyazbank Via PSB Finance, MTN
10.200%, 11/06/19	1,500	1,601
Renaissance Capital Via Renaissance Consumer Funding
13.500%, 06/21/18	5,000	5,325
Russian Agricultural Bank Via RSHB Capital
6.000%, 06/03/21(C)	2,000	1,980
Russian Standard Bank Via Russian Standard Finance, MTN
10.750%, 04/10/18	3,000	3,116
Sberbank of Russia Via SB Capital
5.125%, 10/29/22	1,000	943
Tinkoff Credit Systems Via TCS Finance, MTN
14.000%, 06/06/18	3,350	3,744
Turkiye Is Bankasi
6.000%, 10/24/22	200	182
Turkiye Vakiflar Bankasi Tao
6.000%, 11/01/22(A)	2,500	2,231
5.750%, 04/24/17	500	509
Ukreximbank Via Biz Finance
8.375%, 04/27/15	1,000	885
Yapi ve Kredi Bankasi
5.500%, 12/06/22	500	428
Total Banks		59,178
Beauty Products [0.1%]
First Quality Finance
4.625%, 05/15/21(A)	600	544

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 76

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Broadcasting & Cable [1.6%]
Aerospace Satellite Holding BV
12.750%, 11/16/15	$3,000	$3,173
AMC Networks
7.750%, 07/15/21	600	668
4.750%, 12/15/22	200	187
Anixter
5.625%, 05/01/19	600	618
Belden
5.500%, 09/01/22(A)	800	772
CCO Holdings
8.125%, 04/30/20	50	54
7.375%, 06/01/20	450	486
6.625%, 01/31/22	650	660
5.750%, 09/01/23(A)	525	497
5.750%, 01/15/24	175	165
5.125%, 02/15/23	225	207
Cequel Communications Holdings I
6.375%, 09/15/20(A)	350	357
Clear Channel Communications
9.000%, 03/01/21	1,625	1,572
Clear Channel Worldwide Holdings
7.625%, 03/15/20	1,475	1,521
Crown Media Holdings
10.500%, 07/15/19	1,100	1,229
DISH DBS
5.875%, 07/15/22	1,675	1,650
General Cable
5.750%, 10/01/22(A)	700	670
Total Broadcasting & Cable		14,486
Building & Construction [1.4%]
Allegion
5.750%, 10/01/21(A)	275	275
Building Materials Corp of America
7.500%, 03/15/20(A)	100	108
6.750%, 05/01/21(A)	575	618
Cemex
4.900%, 10/15/18(C)	1,750	1,758
Cemex Finance
9.625%, 12/14/17	2,000	2,853
9.500%, 12/14/16	822	869
CPG Merger Sub
8.000%, 10/01/21(A)	275	279
Dynacast International
9.250%, 07/15/19	800	876

Description	Face Amount (000)	Value (000)
Grupo Cementos de Chihuahua
8.125%, 02/08/20	$700	$725
Interline Brands
10.000%, 11/15/18(F)	1,075	1,174
Masonite International
8.250%, 04/15/21(A)	550	604
MasTec
4.875%, 03/15/23	250	234
Nortek
8.500%, 04/15/21	1,350	1,468
Ply Gem Industries
9.375%, 04/15/17	105	111
8.250%, 02/15/18	715	765
Reliance Intermediate Holdings
9.500%, 12/15/19(A)	300	326
Roofing Supply Group
10.000%, 06/01/20(A)	775	864
Total Building & Construction		13,907
Business Services [0.1%]
CoreLogic
7.250%, 06/01/21	775	825
Capacitors [0.1%]
Kemet
10.500%, 05/01/18	1,000	890
Chemicals [1.0%]
Ashland
4.750%, 08/15/22	125	117
Axiall
4.875%, 05/15/23(A)	100	95
Eagle Spinco
4.625%, 02/15/21(A)	175	168
EuroChem Mineral & Chemical via EuroChem GI
5.125%, 12/12/17(A)	1,000	995
Fufeng Group
7.625%, 04/13/16	2,000	2,017
Hexion US Finance
9.000%, 11/15/20	675	660
8.875%, 02/01/18	725	750
Huntsman International
8.625%, 03/15/20	150	165
8.625%, 03/15/21	425	472
Momentive Performance Materials
10.000%, 10/15/20	350	365
OMNOVA Solutions
7.875%, 11/01/18	925	974

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 77

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Rentech Nitrogen Partners
6.500%, 04/15/21(A)	$275	$269
Yingde Gases Investment
8.125%, 04/22/18	2,300	2,289
Total Chemicals		9,336
Circuit Boards [0.1%]
Viasystems
7.875%, 05/01/19(A)	550	584
Coal Mining [0.4%]
Indo Integrated Energy II BV
9.750%, 11/05/16	3,000	3,143
Coatings/Paint [0.1%]
US Coatings Acquisition
7.375%, 05/01/21(A)	1,050	1,097
Commercial Serv-Finance [0.5%]
Igloo Holdings
8.250%, 12/15/17(A) (F)	1,000	1,014
Interactive Data
10.250%, 08/01/18	625	692
Lender Processing Services
5.750%, 04/15/23	850	872
TransUnion Holding
9.625%, 06/15/18	1,200	1,299
8.125%, 06/15/18	475	504
Total Commercial Serv-Finance		4,381
Commercial Services [0.7%]
BC Luxco 1
7.375%, 01/29/20	5,000	4,750
ServiceMaster
7.450%, 08/15/27	150	120
7.100%, 03/01/18	475	457
7.000%, 08/15/20	1,425	1,347
Total Commercial Services		6,674
Communication & Media [0.1%]
Truven Health Analytics
10.625%, 06/01/20	775	845
Communications Software [0.1%]
Aspect Software
10.625%, 05/15/17	425	424

Description	Face Amount (000)	Value (000)
Computer Graphics [0.2%]
Epicor Software
8.625%, 05/01/19	$1,825	$1,948
Computer System Design & Services [0.1%]
NCR
5.000%, 07/15/22	475	442
4.625%, 02/15/21	250	234
SunGard Data Systems
7.625%, 11/15/20	575	615
7.375%, 11/15/18	50	53
6.625%, 11/01/19	275	280
Total Computer System Design & Services		1,624
Computers-Memory Devices [0.1%]
Seagate HDD Cayman
7.000%, 11/01/21	300	333
6.875%, 05/01/20	150	164
4.750%, 06/01/23(A)	725	698
Total Computers-Memory Devices		1,195
Consumer Products & Services [0.9%]
Libbey Glass
6.875%, 05/15/20	1,080	1,150
Norcraft
10.500%, 12/15/15	725	749
Prestige Brands
8.125%, 02/01/20	300	330
Reynolds Group Issuer
9.875%, 08/15/19	1,950	2,116
8.250%, 02/15/21	2,100	2,116
5.750%, 10/15/20	350	351
Spectrum Brands
6.750%, 03/15/20	1,000	1,063
Total Consumer Products & Services		7,875
Containers & Packaging [0.7%]
Ardagh Packaging Finance
9.125%, 10/15/20(A)	1,825	1,933
Ball
5.000%, 03/15/22	450	437
4.000%, 11/15/23	825	740
Berry Plastics
9.500%, 05/15/18	300	325
BOE Merger
9.500%, 11/01/17(A) (F)	825	858

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 78

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
BWAY Holding
10.000%, 06/15/18	$425	$463
Crown Americas
4.500%, 01/15/23(A)	200	183
Greif
7.750%, 08/01/19	400	452
Pactiv
7.950%, 12/15/25	200	182
Sealed Air
8.375%, 09/15/21(A)	875	991
Total Containers & Packaging		6,564
Data Processing/Mgmt [0.4%]
Audatex North America
6.000%, 06/15/21(A)	575	586
First Data
8.750%, 01/15/22(A) (F)	2,725	2,841
Total Data Processing/Mgmt		3,427
Dialysis Centers [0.1%]
DaVita HealthCare Partners
5.750%, 08/15/22	475	470
Distribution/Wholesale [0.2%]
American Builders & Contractors Supply
5.625%, 04/15/21(A)	100	98
Dematic
7.750%, 12/15/20(A)	575	598
VWR Funding
7.250%, 09/15/17	1,300	1,371
Total Distribution/Wholesale		2,067
Diversified Operations [0.1%]
JB Poindexter
9.000%, 04/01/22(A)	550	577
Drugs [0.2%]
Grifols
8.250%, 02/01/18	500	537
VPII Escrow
7.500%, 07/15/21(A)	1,425	1,535
6.750%, 08/15/18(A)	100	107
Total Drugs		2,179

Description	Face Amount (000)	Value (000)
E-Commerce/Services [0.0%]
IAC
4.750%, 12/15/22	$400	$368
Educational Software [0.2%]
SSI Investments II
11.125%, 06/01/18	1,450	1,595
Electric Utilities [0.6%]
Dynegy
5.875%, 06/01/23(A)	150	137
Energy Future Intermediate Holding
12.250%, 03/01/22(A)	300	337
10.000%, 12/01/20	550	580
6.875%, 08/15/17(A)	175	178
Hrvatska Elektroprivreda
6.000%, 11/09/17	2,300	2,358
NRG Energy
8.250%, 09/01/20	575	631
7.875%, 05/15/21	875	936
7.625%, 01/15/18	150	166
Star Energy Geothermal Wayang Windu
6.125%, 03/27/20	200	189
Total Electric Utilities		5,512
Electronic Parts Distrib [0.1%]
Rexel
6.125%, 12/15/19(A)	1,275	1,304
Enterprise Software/Serv [0.6%]
BMC Software Finance
8.125%, 07/15/21(A)	1,025	1,063
Eagle Midco
9.000%, 06/15/18(A)	750	754
Infor US
11.500%, 07/15/18	550	635
9.375%, 04/01/19	1,225	1,369
Sophia
9.750%, 01/15/19(A)	1,275	1,383
Total Enterprise Software/Serv		5,204
Entertainment & Gaming [1.0%]
Affinity Gaming
9.000%, 05/15/18	950	1,026
Ameristar Casinos
7.500%, 04/15/21	725	788

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 79

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Chester Downs & Marina
9.250%, 02/01/20(A)	$550	$554
Cinemark USA
7.375%, 06/15/21	375	405
5.125%, 12/15/22	175	164
MGM Resorts International
8.625%, 02/01/19	700	805
7.750%, 03/15/22	775	840
6.750%, 10/01/20	250	263
Mohegan Tribal Gaming Authority
9.750%, 09/01/21(A)	725	758
Pinnacle Entertainment
7.750%, 04/01/22	100	105
PNK Finance
6.375%, 08/01/21(A)	250	255
Regal Cinemas
8.625%, 07/15/19	475	515
Seminole Hard Rock Entertainment
5.875%, 05/15/21(A)	575	552
Seminole Indian Tribe of Florida
7.804%, 10/01/20(A)	715	762
7.750%, 10/01/17(A)	225	239
Station Casinos
7.500%, 03/01/21	700	740
Total Entertainment & Gaming		8,771
Entertainment Software [0.0%]
Activision Blizzard
6.125%, 09/15/23(A)	250	252
5.625%, 09/15/21(A)	150	150
Total Entertainment Software		402
Export/Import Bank [0.3%]
Sinek Capital Via Edel Capital SA
7.700%, 08/03/15	3,030	3,212
Financial Services [0.5%]
Astana Finance BV
9.000%, 11/16/11(D)	3,000	120
Astana Finance BV, MTN
7.875%, 06/08/10(D)	250	13
General Motors Financial
4.250%, 05/15/23(A)	100	91
International Lease Finance
8.750%, 03/15/17	1,475	1,693
5.875%, 08/15/22	775	763
4.625%, 04/15/21	300	278

Description	Face Amount (000)	Value (000)
Metalloinvest Finance
6.500%, 07/21/16	$1,000	$1,054
Total Financial Services		4,012
Firearms and Ammunition [0.1%]
FGI Operating
7.875%, 05/01/20(A)	1,025	1,066
Food, Beverage & Tobacco [2.8%]
ARAMARK
5.750%, 03/15/20(A)	1,125	1,136
Avangardco Investments Public
10.000%, 10/29/15	1,000	985
B&G Foods
4.625%, 06/01/21	475	454
Bertin
10.250%, 10/05/16	3,365	3,647
Constellation Brands
6.000%, 05/01/22	975	1,038
Del Monte
7.625%, 02/15/19	1,600	1,660
Hawk Acquisition Sub
4.250%, 10/15/20(A)	1,775	1,693
JBS
10.500%, 08/04/16	500	544
Marfrig Holding Europe BV
11.250%, 09/20/21	3,000	2,921
MHP
10.250%, 04/29/15	152	150
8.250%, 04/02/20	4,500	3,578
Michael Foods Group
9.750%, 07/15/18	850	930
Michael Foods Holding
8.500%, 07/15/18(A) (F)	1,350	1,401
Minerva Luxembourg
7.750%, 01/31/23	4,300	4,053
Pinnacle Foods Finance
4.875%, 05/01/21(A)	1,225	1,139
Smithfield Foods
7.750%, 07/01/17	875	995
Sun Merger Sub
5.875%, 08/01/21(A)	75	76
5.250%, 08/01/18(A)	75	77
Total Food, Beverage & Tobacco		26,477
Food-Wholesale/Distrib [0.2%]
US Foods
8.500%, 06/30/19	2,025	2,134

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 80

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Footwear and Related Apparel [0.0%]
Wolverine World Wide
6.125%, 10/15/20	$275	$285
Gold Mining [0.2%]
Banro
10.000%, 03/01/17(A)	3,000	2,078
Home Decoration Products [0.0%]
RSI Home Products
6.875%, 03/01/18(A)	375	387
Hotels and Motels [0.0%]
Choice Hotels International
5.750%, 07/01/22	200	207
Hilton Worldwide Finance
5.625%, 10/15/21(A)	225	226
Total Hotels and Motels		433
Internet Security [0.0%]
VeriSign
4.625%, 05/01/23(A)	225	212
Investment Banker/Broker Dealer [0.2%]
Neuberger Berman Group
5.875%, 03/15/22(A)	400	402
5.625%, 03/15/20(A)	500	511
Nuveen Investments
9.500%, 10/15/20(A)	1,350	1,320
Total Investment Banker/Broker Dealer		2,233
Mach Tools and Rel Products [0.1%]
Mcron Finance Sub
8.375%, 05/15/19(A)	575	628
Milacron
7.750%, 02/15/21(A)	175	181
Total Mach Tools and Rel Products		809
Machinery-General Indust [0.1%]
Gardner Denver
6.875%, 08/15/21(A)	425	420
Manufacturing [0.1%]
Cleaver-Brooks
8.750%, 12/15/19(A)	500	540

Description	Face Amount (000)	Value (000)
Marine Services [0.1%]
Oceanografia
11.250%, 07/15/15	$1,002	$882
Medical Information Sys [0.1%]
Healthcare Technology Intermediate
7.375%, 09/01/18(A) (F)	925	945
MModal
10.750%, 08/15/20(A)	475	380
Total Medical Information Sys		1,325
Medical Products & Services [1.5%]
Biomet
6.500%, 08/01/20	1,300	1,342
6.500%, 10/01/20	925	938
DJO Finance
9.875%, 04/15/18	350	371
7.750%, 04/15/18	1,225	1,213
HCA
7.500%, 02/15/22	1,025	1,125
5.875%, 03/15/22	400	411
5.875%, 05/01/23	825	811
HCA Holdings
7.750%, 05/15/21	1,850	1,968
IASIS Healthcare
8.375%, 05/15/19	1,125	1,167
Omnicare
7.750%, 06/01/20	450	493
Tenet Healthcare
8.125%, 04/01/22(A)	525	548
4.500%, 04/01/21	500	469
4.375%, 10/01/21(A)	525	484
United Surgical Partners International
9.000%, 04/01/20	1,050	1,152
Universal Hospital Services
7.625%, 08/15/20	950	981
Vanguard Health Holding II
8.000%, 02/01/18	425	448
Total Medical Products & Services		13,921
Medical-HMO [0.3%]
Envision Healthcare
8.125%, 06/01/19	950	1,026
MultiPlan
9.875%, 09/01/18(A)	1,850	2,044
Total Medical-HMO		3,070

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 81

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Metal-Copper [1.4%]
Carmen Copper
6.500%, 03/21/17	$1,000	$987
First Quantum Minerals
7.250%, 10/15/19(A)	6,500	5,990
FQM Akubra
8.750%, 06/01/20	3,000	3,210
Sterlite Industries India
4.000%, 10/30/14(F)	3,000	2,938
Total Metal-Copper		13,125
Metal-Iron [0.5%]
Ferrexpo Finance
7.875%, 04/07/16	2,000	1,810
Metalloinvest Finance
5.625%, 04/17/20	2,500	2,416
Total Metal-Iron		4,226
Metals & Mining [0.7%]
Century Aluminum
7.500%, 06/01/21(A)	650	601
Consolidated Minerals
8.875%, 05/01/16(A)	1,000	1,012
TiZir
9.000%, 09/28/17	4,400	4,554
Total Metals & Mining		6,167
Miscellaneous Business Services [0.4%]
Cie Generale de Geophysique - Veritas
9.500%, 05/15/16	47	49
6.500%, 06/01/21	1,150	1,173
Garda World Security
9.750%, 03/15/17(A)	1,275	1,352
Total Miscellaneous Business Services		2,574
Miscellaneous Manufacturing [0.3%]
Compiler Finance Sub
7.000%, 05/01/21(A)	350	345
MPH Intermediate Holding 2
8.375%, 08/01/18(A) (F)	750	768
Mueller Water Products
8.750%, 09/01/20	259	285
7.375%, 06/01/17	950	974
Rivers Pittsburgh Borrower
9.500%, 06/15/19(A)	808	880

Description	Face Amount (000)	Value (000)
Stroika Finance Via Emerging Markets Structured Products
4.000%, 03/25/14(D)	$254,767	$393
Total Miscellaneous Manufacturing		3,645
Office Automation and Equip [0.1%]
CDW
12.535%, 10/12/17	180	187
8.500%, 04/01/19	900	995
Total Office Automation and Equip		1,182
Oil-Field Services [1.0%]
Basic Energy Services
7.750%, 02/15/19	800	808
Polarcus
8.000%, 06/07/18(A)	1,000	958
Sea Trucks Group
9.000%, 03/26/18(A)	6,800	6,239
SESI
7.125%, 12/15/21	700	765
6.375%, 05/01/19	150	158
Total Oil-Field Services		8,928
Paper & Related Products [0.4%]
Bio Pappel
10.000%, 08/27/13(E)	2,930	2,923
Unifrax I
7.500%, 02/15/19(A)	450	450
Total Paper & Related Products		3,373
Petroleum & Fuel Products [9.2%]
Access Midstream Partners
4.875%, 05/15/23	925	869
Afren
11.500%, 02/01/16	4,000	4,590
Antero Resources Finance
6.000%, 12/01/20	1,200	1,212
Approach Resources
7.000%, 06/15/21	575	575
Athlon Holdings
7.375%, 04/15/21(A)	400	408
ATP Oil & Gas
11.875%, 05/01/15(B)	650	4
BassDrill Alpha
7.500%, 07/05/18(A)	1,000	970

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 82

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
BassDrill Beta
8.500%, 04/24/18(A)	$3,000	$3,015
Carrizo Oil & Gas
7.500%, 09/15/20	275	291
Chaparral Energy
9.875%, 10/01/20	500	562
7.625%, 11/15/22	350	355
Chesapeake Energy
6.875%, 11/15/20	225	243
5.750%, 03/15/23	700	702
5.375%, 06/15/21	500	499
Chesapeake Oilfield Operating
6.625%, 11/15/19	875	890
China Oil & Gas Group
5.250%, 04/25/18	4,000	3,807
Continental Resources
4.500%, 04/15/23	350	343
DNO International
7.778%, 04/11/16(C)	4,800	4,992
Drill Rigs Holdings
6.500%, 10/01/17(A)	375	387
El Paso
7.250%, 06/01/18	400	449
6.500%, 09/15/20	675	707
Energy Transfer Equity
7.500%, 10/15/20	825	883
Energy XXI Gulf Coast
7.500%, 12/15/21(A)	1,300	1,284
EP Energy
9.375%, 05/01/20	350	394
EPE Holdings
8.125%, 12/15/17(A) (F)	469	490
Forest Oil
7.250%, 06/15/19	1,175	1,172
GeoPark Latin America Agencia en Chile
7.500%, 02/11/20(A)	4,000	3,991
Georgian Oil and Gas
6.875%, 05/16/17	4,000	4,130
Holly Energy Partners
8.250%, 03/15/18	150	159
6.500%, 03/01/20	900	927
Inergy Midstream
6.000%, 12/15/20(A)	425	422
InterOil Exploration and Production
15.000%, 03/14/16	16,500	2,785
Kodiak Oil & Gas
5.500%, 01/15/21(A)	200	196
5.500%, 02/01/22(A)	175	171
KrisEnergy Holding
10.500%, 07/21/16	3,000	3,165

Description	Face Amount (000)	Value (000)
Linn Energy
8.625%, 04/15/20	$900	$930
6.750%, 11/01/19(A)	350	330
Lone Pine Resources Canada
0.643%, 02/15/17(B) (D)	475	275
MarkWest Energy Partners
6.250%, 06/15/22	601	633
MIE Holdings
9.750%, 05/12/16	1,000	1,025
MIE Holdings, MTN
6.875%, 02/06/18	3,700	3,339
National JSC Naftogaz of Ukraine
9.500%, 09/30/14	2,000	1,860
Newfield Exploration
5.625%, 07/01/24	875	847
Northern Oil and Gas
8.000%, 06/01/20	750	752
Oasis Petroleum
6.875%, 03/15/22(A)	150	158
6.500%, 11/01/21	850	897
Panoro Energy
12.000%, 11/15/18(A)	4,485	4,754
Petroleos de Venezuela
5.000%, 10/28/15	3,000	2,633
4.900%, 10/28/14	1,000	941
Plains Exploration & Production
6.750%, 02/01/22	350	375
QGOG Atlantic
5.250%, 07/30/18	1,506	1,541
Range Resources
5.000%, 03/15/23	250	240
Regency Energy Partners
5.500%, 04/15/23	200	192
4.500%, 11/01/23(A)	350	317
Sabine Pass Liquefaction
5.625%, 02/01/21(A)	650	636
5.625%, 04/15/23(A)	175	168
SandRidge Energy
8.125%, 10/15/22	800	808
7.500%, 03/15/21	325	328
7.500%, 02/15/23	75	74
Santa Maria Offshore
8.875%, 07/03/18(A)	3,400	3,545
Sibur Securities
3.914%, 01/31/18	3,000	2,850
SM Energy
5.000%, 01/15/24(A)	200	184
Tesoro Logistics
6.125%, 10/15/21	225	226
5.875%, 10/01/20	225	224

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 83

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Tethys Oil
9.500%, 09/07/15	$20,000	$3,260
W&T Offshore
8.500%, 06/15/19	875	927
Zhaikmunai LLP
10.500%, 10/19/15	4,000	4,210
Total Petroleum & Fuel Products		85,518
Printing & Publishing [0.3%]
Expo Event Transco
9.000%, 06/15/21(A)	725	721
Mustang Merger
8.500%, 08/15/21(A)	300	297
Nielsen Finance
4.500%, 10/01/20	325	313
Southern Graphics
8.375%, 10/15/20(A)	1,050	1,087
Visant
10.000%, 10/01/17	950	884
Total Printing & Publishing		3,302
Publishing-Newspapers [0.1%]
Gannett
6.375%, 10/15/23(A)	600	595
5.125%, 10/15/19(A)	175	174
Total Publishing-Newspapers		769
Quarrying [0.0%]
Compass Minerals International
8.000%, 06/01/19	250	268
Radio [0.4%]
Cumulus Media Holdings
7.750%, 05/01/19	750	778
Entercom Radio
10.500%, 12/01/19	600	681
Sirius XM Radio
5.250%, 08/15/22(A)	575	555
4.625%, 05/15/23(A)	625	571
4.250%, 05/15/20(A)	350	327
Townsquare Radio
9.000%, 04/01/19(A)	850	903
Total Radio		3,815

Description	Face Amount (000)	Value (000)
Real Estate Oper/Develop [0.0%]
Renhe Commercial Holdings
13.000%, 03/10/16	$500	$305
Research and Development [0.2%]
Jaguar Holding I
9.375%, 10/15/17(A) (F)	650	687
Jaguar Holding II
9.500%, 12/01/19(A)	650	731
Total Research and Development		1,418
Resorts/Theme Parks [0.2%]
Cedar Fair
5.250%, 03/15/21(A)	725	692
Six Flags Entertainment
5.250%, 01/15/21(A)	850	810
Total Resorts/Theme Parks		1,502
Retail [2.2%]
Academy
9.250%, 08/01/19(A)	1,050	1,171
Claire's Stores
6.125%, 03/15/20(A)	350	346
DineEquity
9.500%, 10/30/18	725	807
Grupo Famsa
7.250%, 06/01/20(A)	3,200	3,142
Gymboree
9.125%, 12/01/18	375	367
Hillman Group
10.875%, 06/01/18	975	1,053
Jo-Ann Stores
8.125%, 03/15/19(A)	950	969
Jo-Ann Stores Holdings
9.750%, 10/15/19(A) (F)	900	925
Limited Brands
5.625%, 02/15/22	350	359
Michaels FinCo Holdings
7.500%, 08/01/18(A) (F)	875	886
Michaels Stores
7.750%, 11/01/18	800	860
New Academy Finance
8.000%, 06/15/18(A) (F)	800	820
NPC International
10.500%, 01/15/20	1,175	1,339
Party City Holdings
8.875%, 08/01/20(A)	425	457
PC Nextco Holdings
8.750%, 08/15/19(A) (F)	975	975

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 84

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Petco Animal Supplies
9.250%, 12/01/18(A)	$425	$456
Petco Holdings
8.500%, 10/15/17(A) (F)	1,300	1,320
PVH
4.500%, 12/15/22	200	189
Sally Holdings
6.875%, 11/15/19	1,075	1,177
5.750%, 06/01/22	175	175
Serta Simmons Holdings
8.125%, 10/01/20(A)	1,125	1,184
Shearer's Foods
9.000%, 11/01/19(A)	475	496
Suburban Propane Partners
7.500%, 10/01/18	464	496
Total Retail		19,969
Rubber & Plastic [0.5%]
Gajah Tunggal
7.750%, 02/06/18	5,000	4,825
Security Brokers & Dealers [0.4%]
Ally Financial
8.300%, 02/12/15	275	296
8.000%, 03/15/20	325	374
7.500%, 09/15/20	850	955
6.250%, 12/01/17	650	695
5.500%, 02/15/17	1,075	1,128
4.750%, 09/10/18	500	498
Total Security Brokers & Dealers		3,946
Security Services [0.1%]
Monitronics International
9.125%, 04/01/20	550	576
Semicon Compo-Intg Circu [0.1%]
NXP BV
5.750%, 02/15/21(A)	200	203
5.750%, 03/15/23(A)	200	198
3.750%, 06/01/18(A)	300	293
Total Semicon Compo-Intg Circu		694
Semi-Conductors [0.2%]
Advanced Micro Devices
7.750%, 08/01/20	325	318
7.500%, 08/15/22	225	215

Description	Face Amount (000)	Value (000)
Flextronics International
5.000%, 02/15/23	$300	$285
4.625%, 02/15/20	250	243
Freescale Semiconductor
9.250%, 04/15/18(A)	675	731
Magnachip Semiconductor
6.625%, 07/15/21(A)	400	395
Total Semi-Conductors		2,187
Steel & Steel Works [0.1%]
Evraz Group
7.400%, 04/24/17	500	511
Steel Dynamics
5.250%, 04/15/23(A)	75	71
Total Steel & Steel Works		582
Telecommunication Equip [0.2%]
CommScope
8.250%, 01/15/19(A)	1,125	1,229
CommScope Holding
6.625%, 06/01/20(A) (F)	750	747
Total Telecommunication Equip		1,976
Telephones & Telecommunications [3.0%]
Altice Financing
8.000%, 12/15/19	4,190	6,009
Digicel
8.250%, 09/01/17(A)	1,125	1,166
7.000%, 02/15/20(A)	450	448
Digicel Group
10.500%, 04/15/18(A)	600	648
8.250%, 09/30/20(A)	400	414
Intelsat Jackson Holdings
8.500%, 11/01/19	475	516
7.250%, 04/01/19	350	374
7.250%, 10/15/20	900	961
6.625%, 12/15/22(A)	175	174
Intelsat Luxembourg
8.125%, 06/01/23(A)	600	633
7.750%, 06/01/21(A)	450	466
Level 3 Communications
8.875%, 06/01/19	400	428
Level 3 Financing
8.125%, 07/01/19	1,150	1,230
Lynx II
6.375%, 04/15/23(A)	200	199
MetroPCS Wireless
6.625%, 11/15/20	600	622
6.625%, 04/01/23(A)	675	677

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 85

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Sprint
7.875%, 09/15/23(A)	$750	$765
Sprint Capital
6.875%, 11/15/28	2,375	2,120
Sprint Nextel
7.000%, 03/01/20(A)	600	645
6.000%, 11/15/22	1,400	1,288
Syniverse Holdings
9.125%, 01/15/19	1,200	1,293
Telemovil Finance
8.000%, 10/01/17	3,004	3,131
VimpelCom Holdings BV
7.504%, 03/01/22	1,000	1,054
6.255%, 03/01/17	1,100	1,158
5.200%, 02/13/19	200	198
Total Telephones & Telecommunications		26,617
Textile-Home Furnishings [0.0%]
SIWF Merger Sub
6.250%, 06/01/21(A)	225	221
Tools-Hand Held [0.1%]
BC Mountain
7.000%, 02/01/21(A)	550	546
Transactional Software [0.0%]
ACI Worldwide
6.375%, 08/15/20(A)	125	127
Transportation Services [2.1%]
Azerbaijan Railways Via Aquarius Investments
8.250%, 02/18/16	2,550	2,680
Dubai Holding Commercial Operations, MTN
6.000%, 02/01/17	5,200	8,482
Grupo Senda Autotransporte
10.500%, 10/03/15	3,633	3,697
Far East Capital
8.000%, 05/02/18	3,000	2,610
Nielsen Luxembourg SaRL
5.500%, 10/01/21(A)	250	251
Royal Caribbean Cruises
5.250%, 11/15/22	300	291
Ukraine Railways via Shortline
9.500%, 05/21/18	3,000	2,400
Total Transportation Services		20,411

Description	Face Amount (000)	Value (000)
Utilities [0.0%]
DTEK Finance BV
9.500%, 04/28/15	$322	$316
Waste Disposal [0.1%]
ADS Waste Holdings
8.250%, 10/01/20(A)	475	501
X-Ray Equipment [0.1%]
Hologic
6.250%, 08/01/20	600	625
Total Corporate Bonds (Cost $479,157)		475,290
Loan Participations (C) [27.1%]
Aerospace [0.8%]
Air Canada
5.500%, 09/20/19(G)	795	793
AM General
10.250%, 03/20/18	512	469
AMR
4.750%, 06/21/19	2,020	2,003
AWAS Aviation
3.500%, 06/26/18	152	152
DAE Aviation
6.250%, 10/19/18	368	369
Delta Air Lines
4.000%, 10/18/18	557	557
Macquarie Infrastructure
3.250%, 05/16/20	155	154
Silver II Acquisition
4.000%, 12/13/19	248	246
Six3 Systems
7.000%, 09/20/19	228	232
Standard Aero
6.250%, 10/19/18	167	167
Transdigm
3.750%, 02/28/20	746	743
US Airways
4.250%, 05/21/19	650	645
Wesco Distribution
4.500%, 12/04/19	171	171
WP CPP Holdings
4.750%, 12/21/19	278	279
Total Aerospace		6,980

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 86

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Broadcasting [1.0%]
Clear Channel Communications
6.932%, 01/30/19(G)	$4,669	$4,355
Cumulus Media Holdings
4.500%, 09/17/18(G)	643	647
Granite Broadcasting
6.750%, 05/23/18	209	209
Gray Television
4.750%, 10/11/19	516	518
Hubbard Radio
4.500%, 04/28/17	270	270
LIN Television
4.000%, 12/15/18	148	149
Nine Entertainment
3.500%, 01/31/20(G)	434	431
Radio One
7.500%, 03/23/16	435	445
Sinclair Television Group
3.000%, 10/28/16(G)	344	343
Univision Communications
4.500%, 03/01/20	2,027	2,008
Total Broadcasting		9,375
Cable/Wireless Video [1.9%]
Acquisitions Cogeco Cable II
3.250%, 09/20/19	129	127
Altice
5.500%, 07/03/19	1,045	1,025
Cequel Communications
4.000%, 02/10/19	1,059	1,056
Charter Communications
2.190%, 04/22/18	2,162	2,152
Charter Communications Operating
3.000%, 04/10/20	2,968	2,932
CSC Holdings
2.182%, 04/16/18	2,650	2,620
Kabel Deutschland
3.250%, 02/01/19	995	994
Liberty Cablevision
10.000%, 06/19/18	848	849
MediaCom Broadband
4.000%, 01/20/20	257	257
Mediacom Communications
3.250%, 01/22/21	1,303	1,287
Quebecor Media
3.250%, 07/31/20	955	946
UPC Financing Partnership
3.250%, 06/10/21	860	855

Description	Face Amount (000)	Value (000)
Virgin Media Investment
3.500%, 02/15/20	$2,340	$2,325
WideOpenWest Finance
4.750%, 03/26/19	234	235
Total Cable/Wireless Video		17,660
Chemicals [0.5%]
DuPont Performance Coatings
4.750%, 01/18/20	338	339
Eagle Spinco
3.500%, 01/27/17	109	109
Huntsman International
2.729%, 04/19/17	563	562
Ineos Holdings
4.000%, 04/27/18	2,186	2,160
MacDermid
4.000%, 06/05/20	219	218
Oxea
0.000%, 12/06/19(G)	150	149
PQ
4.500%, 02/09/18	164	165
Taminco Global
4.250%, 02/15/19	163	163
Tata Chemicals
3.750%, 08/07/20	115	114
Tronox
4.250%, 02/03/18	449	451
Univar
5.000%, 06/30/17	102	98
Total Chemicals		4,528
Consumer Durables [0.1%]
Serta Simmons Holdings
5.000%, 09/19/19(G)	729	730
Total Safety US
5.750%, 03/11/20	109	110
Waddington North America
4.500%, 05/21/20	219	219
Wolverine World Wide
5.250%, 07/31/19	61	61
Total Consumer Durables		1,120
Consumer Non-Durables [0.3%]
Eastman Kodak
7.250%, 07/31/19	339	336
Huish Detergents
5.500%, 03/21/20	249	242

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 87

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Jarden
0.000%, 09/30/20(G)	$340	$339
PVH
3.250%, 02/13/20	662	660
Revlon
0.000%, 08/19/19(G)	790	789
Spectrum Brands
3.000%, 08/13/17	570	569
Total Consumer Non-Durables		2,935
Diversified Media [2.0%]
Activision
0.000%, 07/26/14(G)	2,790	2,788
Affinion Group Holdings
6.500%, 10/08/16	920	892
Alliance Data
2.190%, 07/10/18	1,009	1,004
Cinemark USA
3.190%, 12/18/19	233	234
Encompass Digital Media
6.750%, 08/10/17	169	169
Formula One
4.500%, 04/30/19	113	113
Getty Images
4.750%, 10/03/19	139	124
Harland Clarke Holdings
7.000%, 04/26/18	4,432	4,377
Hoyts Group Holdings
4.000%, 05/22/20	125	124
IMG Worldwide
5.500%, 06/16/16	985	984
Instant Web
3.558%, 08/07/14	715	572
Kasima
3.250%, 05/17/21	415	411
Lions Gate
5.000%, 07/19/20	150	149
Live Nation
3.500%, 08/14/20	530	527
Media General
0.000%, 07/30/20(K)	245	245
Merrill
7.250%, 03/08/18	443	444
MTL Publishing
4.250%, 03/05/18	337	336
Nielsen Business Media
5.500%, 06/12/20	209	210
Nielsen Finance
2.935%, 05/02/16	527	527

Description	Face Amount (000)	Value (000)
Tribune
4.000%, 12/31/19	$1,305	$1,304
TWCC Holding
3.500%, 02/13/17	214	214
Van Wagner
8.250%, 08/03/18	246	250
Village Roadshow Films
4.750%, 11/16/17	1,600	1,616
Warner Music Group
3.750%, 07/01/20	1,040	1,034
Total Diversified Media		18,648
Energy [2.3%]
Alon USA
9.250%, 11/13/18	389	401
Atlas Energy
6.500%, 07/31/19	500	505
Aventine Renewable Energy Holdings
12.500%, 12/01/15(D)	409	241
Bashneft
1.734%, 08/16/14	2,292	2,275
Bronco Midstream
5.000%, 08/15/20	790	792
Chesapeake Energy
5.750%, 12/01/17	2,400	2,440
CITGO Petroleum
8.000%, 06/24/15	341	343
EMG Utica
4.750%, 03/26/20	890	892
Energy Transfer Partners
3.750%, 03/23/17(G)	368	370
EP Energy
3.500%, 05/24/18	687	684
Fieldwood
0.000%, 09/28/18(G)	340	339
Glencore International
2.084%, 12/07/13	1,250	1,242
Glenn Pool Oil & Gas
4.500%, 05/02/16	1,019	1,019
HGIM
5.500%, 06/12/20	735	735
Interpipe Ukraine
4.637%, 03/06/14(D)	3,625	3,153
MEG Energy
3.750%, 03/31/20	1,426	1,428
Obsidian Natural Gas Trust
7.000%, 11/02/15	1,111	1,111
Ocean Rig
6.000%, 02/02/21	530	535

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 88

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Pacific Drilling
4.500%, 05/18/18	$354	$355
Philadelphia Energy Solutions
6.250%, 04/03/18	364	318
Ruby Western Pipeline
3.500%, 03/27/20	332	331
Samson Investment Company
6.000%, 09/19/18	250	250
Sonangol Finance
1.186%, 10/15/14	1,613	1,589
Total Energy		21,348
Financial [1.4%]
Alliant Holdings
5.000%, 12/07/19	298	297
American Capital
5.500%, 08/15/17	109	109
Compass Minerals International
5.000%, 12/14/19	352	353
Duff & Phelps
4.500%, 03/14/20	115	115
Flying Fortress
3.500%, 06/30/17	300	299
Guggenheim Partners
4.250%, 07/22/22	115	115
Hub International
0.000%, 09/17/20(G)	475	475
iStar Financial
4.500%, 10/11/17	2,718	2,724
JSC BTA Bank
4.728%, 09/30/13	5,967	5,191
LPL Holdings
3.250%, 03/29/19	129	128
MIP Delaware
4.000%, 07/12/18	122	122
Nuveen Investments
4.182%, 05/13/17	240	237
Sedgwick CMS Holdings
4.250%, 06/10/18	354	354
Springleaf Financial
4.750%, 09/25/19(G)	1,897	1,896
Starwood Property Trust
3.500%, 04/17/20	95	94
TCW
4.000%, 12/20/19	223	224
Total Financial		12,733

Description	Face Amount (000)	Value (000)
Food and Drug [0.3%]
Albertson's
4.750%, 05/21/19	$882	$879
Dunkin' Brands
3.750%, 02/14/20	909	906
SuperValu
5.000%, 03/21/19	278	277
Weight Watchers International
3.750%, 04/02/20	338	331
Total Food and Drug		2,393
Food/Tobacco [1.0%]
Blue Buffalo
4.750%, 08/07/19	282	284
Burger King
3.750%, 09/26/19	124	124
Constellation Brands
2.750%, 05/01/20	898	892
CTI Foods
4.500%, 06/12/20	235	232
Del Monte
4.000%, 03/08/18	165	164
HJ Heinz
3.500%, 06/07/20	5,312	5,314
JBS
3.750%, 09/11/20	295	291
Landry's Restaurants
4.750%, 04/19/18	268	270
OSI Restaurant Partners
3.500%, 10/23/19	102	102
Performance Food Group
6.250%, 11/07/19	90	88
Pinnacle Foods
0.000%, 04/29/20	210	208
Pinnacle Foods Group
3.250%, 04/29/20(G)	585	579
Spotless
0.00%, 09/24/18(G)	205	205
Wendy's/Arby's Group
3.250%, 05/15/19(G)	177	176
Total Food/Tobacco		8,929
Forest Prod/Containers [0.5%]
Berry Plastics
3.500%, 02/08/20	3,219	3,181
BWAY Holding
5.500%, 08/07/17	159	159
Caraustar Industries
7.500%, 04/26/19	147	149

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 89

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Consolidated Container
5.000%, 07/03/19	$158	$159
Pact Group Pty
3.750%, 05/22/20	165	162
Reynolds Group Issuer
4.750%, 09/28/18	361	361
Total Forest Prod/Containers		4,171
Gaming/Leisure [1.8%]
Bally Technologies
0.000%, 08/21/20(G)	310	310
Bombardier Recreational Products
4.000%, 01/23/19	136	135
Boyd Gaming
4.000%, 08/12/20	205	204
Cedar Fair
3.250%, 03/06/20	229	229
ClubCorp
4.250%, 07/23/20	105	105
Four Seasons Holdings
4.250%, 06/24/20	595	601
Great Wolf Resorts
4.500%, 07/31/20	244	243
Harrah's Entertainment
5.434%, 01/28/18(G)	2,392	2,164
Hilton Hotels
0.000%, 09/23/20(G)	4,965	4,956
Las Vegas Sands
2.690%, 11/23/16	1,241	1,239
MGM Resorts International
3.500%, 12/20/19(G)	1,162	1,157
Oceania Cruises
6.750%, 06/26/20	550	553
Penn National Gaming
3.750%, 06/14/18	106	106
Pinnacle Entertainment
3.750%, 08/05/20	344	344
Playa Funding
4.750%, 08/06/19	190	191
Regent Seven Seas Cruises
4.750%, 12/21/18	150	151
Scientific Games
0.000%, 05/22/20(G)	2,570	2,547
SeaWorld Parks & Entertainment
3.000%, 05/30/20	640	632
Seminole Indian Tribe of Florida
3.000%, 04/11/20	497	495
Shingle Springs
6.250%, 08/02/19	160	159

Description	Face Amount (000)	Value (000)
Yonkers Racing
4.250%, 08/16/19	$215	$213
Zuffa
4.500%, 02/25/20	149	149
Total Gaming/Leisure		16,883
Healthcare [2.0%]
Allscripts Healthcare
2.436%, 06/28/18	494	487
Aptails Pharma
5.500%, 02/10/17	573	572
Ardent Health Services
6.750%, 07/02/18	318	318
Biomet
3.679%, 07/25/17(G)	304	305
Bright Horizons Family Solutions
4.000%, 01/24/20	104	104
Carestream Health
5.000%, 06/05/19	504	505
Community Health
0.000%, 07/30/14(G)	4,315	4,315
Community Health Systems
3.776%, 01/25/17	587	586
ConvaTec
5.000%, 12/30/16	419	420
Davita HealthCare Partners
4.000%, 08/21/19	298	298
Drumm
5.000%, 05/04/18	638	610
Envision
0.000%, 09/23/20(G)	170	169
Fresenius
2.250%, 08/07/19(G)	735	733
HCA
2.932%, 05/01/18	1,605	1,601
Hologic
3.750%, 08/01/19	419	419
IASIS Healthcare
4.500%, 05/03/18	501	501
IMS Health
3.750%, 08/26/17	173	173
Inc. Research
6.000%, 07/12/18	562	564
Lifepoint Hospitals
3.690%, 07/31/17	169	169
Par Pharmaceutical
4.250%, 09/18/19	485	483
RegionalCare Hospital Partners
7.000%, 11/04/18	353	351

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 90

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
RPI Finance
3.500%, 05/09/18(G)	$1,317	$1,321
Sage Products
4.250%, 12/13/19	115	115
Select Medical
5.500%, 02/19/16	109	109
U.S. Renal Care
5.250%, 07/03/19	160	162
Universal Health Services
2.434%, 11/15/16	390	391
Valeant Pharmaceuticals
0.000%, 06/26/20(G)	1,803	1,808
Vanguard Health Systems
3.750%, 01/29/16(G)	422	421
Warner Chilcott
4.250%, 03/14/18	553	552
Total Healthcare		18,562
Housing [0.8%]
Allegion
0.000%, 12/25/20(G)	180	180
American Builders & Contractors Supply, Term Loan B
3.500%, 04/16/20	1,060	1,051
Capital Automotive
6.000%, 04/30/20(G)	2,060	2,065
CB Richard Ellis
2.937%, 03/26/21(G)	975	974
Continental Building
4.500%, 08/14/20	370	369
CPG International
0.000%, 09/30/20(G)	225	224
Crown Castle International
3.250%, 01/31/19	1,894	1,870
Quikrete
0.000%, 09/18/20(G)	285	285
Realogy
4.500%, 10/10/16	331	333
Total Housing		7,351
Information Technology [1.9%]
Alcatel Lucent
5.750%, 01/29/19	1,243	1,251
Allflex Holdings
0.000%, 06/05/20	195	195
Avaya
4.773%, 10/26/17	654	598

Description	Face Amount (000)	Value (000)
Blackboard
6.250%, 10/04/18	$257	$258
BMC Software
5.000%, 08/07/20	950	950
CDW
3.500%, 04/29/20	1,086	1,067
Ceridian
4.429%, 05/09/17(G)	240	240
CompuCom Systems
4.250%, 05/07/20	145	142
DataPipe
5.750%, 03/07/19	109	110
Dell
0.000%, 09/23/20(G)	1,000	982
First Advantage
6.250%, 02/28/19	289	288
First Data
4.180%, 03/24/17(G)	3,160	3,126
Freescale Semiconductor
5.000%, 02/13/20	2,509	2,515
Genesys Telecomm
4.000%, 01/31/20	192	191
Infor US
3.750%, 05/22/20	192	190
Interactive Data
3.750%, 02/11/18	612	608
ION Trading Technologies
4.500%, 05/22/20	145	144
Lawson Software
5.250%, 04/05/18	414	416
MEI Conlux
5.000%, 08/02/20	265	265
Microsemi
3.750%, 02/17/18	354	353
Nuance Communications
2.940%, 08/02/19	190	188
ON Semiconductor
2.024%, 01/02/18	609	600
Peak 10
7.250%, 10/25/18	268	269
Presidio
5.750%, 03/31/17	307	306
Riverbed Technology
4.000%, 12/13/19	233	234
Sophos
6.500%, 05/10/19	128	128
SS&C Technologies
3.500%, 06/07/19	152	152
SunGard Data Systems
4.000%, 03/08/20(G)	996	998

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 91

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
SurveyMonkey.com
5.500%, 02/05/19	$204	$205
Syniverse Holdings
4.000%, 04/23/19	587	584
Syniverse Holdings
5.000%, 04/23/19	475	473
Telx Group
6.250%, 09/22/17	215	215
Triple Point
5.250%, 07/10/20	145	141
Total Information Technology		18,382
Manufacturing [0.4%]
Alliance Laundry Systems
4.500%, 12/07/18	479	479
Allison Transmission
3.190%, 08/07/17	485	485
Boomerang Tube
11.000%, 10/02/17	228	221
Frac Tech International
8.500%, 05/06/16	1,301	1,275
Gardner Denver
4.250%, 07/30/20(G)	140	139
General Power Systems
3.500%, 06/22/18	335	333
Milacron
4.250%, 03/21/20	119	119
Minimax
4.500%, 08/07/20(G)	135	135
Nacco Materials Handling
5.000%, 11/08/18	160	160
Sensata Technologies
3.750%, 05/10/18	176	176
Tomkins
5.000%, 11/05/18	134	134
Tower International
5.750%, 04/23/20	224	224
Total Manufacturing		3,880
Media/Telecom [0.5%]
Frontier Communications
3.065%, 10/15/16	4,714	4,691
Metals/Minerals [1.1%]
Atlas Iron Limited
8.750%, 12/07/17	154	152
Fairmount Minerals
5.000%, 09/03/19	95	95

Description	Face Amount (000)	Value (000)
Foresight Energy
5.500%, 08/21/20	$265	$263
Fortescue Metals
5.250%, 10/12/17	3,752	3,761
Freeport-McMoRan Copper & Gold
1.690%, 02/12/18(G)	3,110	3,093
Ma San
9.952%, 07/03/14	1,000	995
Novelis
3.750%, 03/10/17	1,275	1,274
Oxbow Carbon
4.250%, 07/18/19	138	138
Peabody Energy
0.000%, 09/24/20(G)	525	519
Walter Energy
6.750%, 04/02/18	420	402
Total Metals/Minerals		10,692
Retail [1.0%]
Academy Sports Limited
4.500%, 08/03/18	183	184
Amscan Holdings
4.250%, 07/23/19	691	688
Collective Brands Finance
7.250%, 10/09/19	138	137
Evergreen Acquisition
5.000%, 07/09/19	198	199
HMK Intermediate
5.750%, 04/01/19	345	346
Hudsons Bay
0.000%, 08/15/14(G)	2,080	2,080
JC Penney
6.000%, 05/21/18	998	966
Keystone Automotive
7.000%, 08/08/19	185	186
Michaels Stores
3.750%, 01/28/20	359	359
Ollie's Bargain Outlet
5.250%, 09/27/19	139	139
Petco Animal Supplies
4.000%, 11/24/17	377	376
Rite Aid
4.000%, 02/07/20	1,198	1,204
Sears Holdings
0.000%, 06/30/18(G)	1,215	1,205
Toys R Us
6.000%, 08/21/19	825	810
Toys-R-Us
6.000%, 09/01/16	387	371

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 92

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
True Religion Apparel
5.875%, 07/30/19	$285	$268
Total Retail		9,518
Service [1.6%]
A'Ayan Leasing
3.349%, 04/13/20(D)	3,000	1,020
Acosta
5.000%, 03/02/18	335	334
Advanced Disposal Services
4.250%, 10/05/19	734	734
Aluma Systems
6.250%, 10/16/18	74	74
ARAMARK
3.748%, 07/26/16	790	790
Asurion
4.500%, 05/24/19	3,346	3,281
Avis Budget Car Rental
3.000%, 03/15/19	336	335
Brand Energy & Infrastructure Bank Loan
6.250%, 10/16/18	308	309
Dematic
5.250%, 12/18/19	298	299
Digital Globe
3.750%, 01/31/20	542	542
Evertec
3.500%, 04/11/20	224	216
Evertec Group
2.768%, 04/17/18	593	585
Harbor Freight Tools
4.750%, 07/25/19	160	161
Hertz
3.750%, 03/12/18	930	931
ISS
3.750%, 04/30/18	239	239
McGraw-Hill Global Education
9.000%, 03/18/19	199	201
Moneygram
4.250%, 03/26/20	139	139
PowerTeam Services
4.250%, 05/06/20(K)	225	223
Pre Paid Legal Services
6.250%, 06/07/19	314	312
Progressive Waste Solutions
3.500%, 10/22/19	199	198
Sabre
4.500%, 02/19/19(G)	100	99
Sabre Holdings
4.000%, 02/15/18	257	257

Description	Face Amount (000)	Value (000)
Southern Graphic Systems
5.000%, 10/11/19	$218	$218
Springer
5.000%, 07/24/20	275	273
StoneRiver Holdings
4.500%, 11/29/19	190	188
US Infrastructure
4.750%, 07/24/20	190	189
Vantage Drilling
6.250%, 10/17/17	1,326	1,333
Vantiv
1.934%, 05/15/18	588	586
Vertafore
4.250%, 11/30/19	282	282
Total Service		14,348
Telecommunications [2.3%]
Arris Group
3.500%, 04/17/20	756	749
Bulgaria Telecom
5.500%, 01/15/20	4,949	6,360
Consolidated Communications
5.250%, 12/31/18	223	224
Integra Telecom
9.750%, 02/21/20	633	639
Intelsat Jackson Holdings
4.250%, 04/02/18	2,576	2,577
Level 3 Communications
4.000%, 01/15/20	6,505	6,493
Light Tower Fiber
4.500%, 04/13/20	599	601
TASC
4.500%, 12/18/15	499	489
Windstream
3.500%, 01/10/20	411	410
Zayo Group
4.500%, 07/02/19	1,838	1,836
Total Telecommunications		20,378
Transportation [0.9%]
Affinia Group
4.750%, 04/25/20	115	115
American Commercial Lines
7.500%, 09/20/19	299	290
American Petroleum Tankers
4.750%, 09/28/19	514	515
Azeria Railways
4.182%, 12/17/14	3,843	3,772
Chrysler Group
4.250%, 05/24/17(G)	1,272	1,280

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 93

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Fleetpride
5.250%, 11/15/19	$213	$205
Key Safety Systems
4.750%, 05/18/18	149	150
Navios Maritime Partners
5.250%, 06/19/18	354	358
Remy International
4.250%, 02/28/20	437	437
Schaeffler AG
4.250%, 01/20/17	600	602
Tomkins
3.750%, 09/29/16	425	425
Wabash
4.500%, 05/08/19	189	189
Total Transportation		8,338
Utility [0.6%]
AES
3.750%, 06/01/18(G)	421	423
Astoria Generating
8.500%, 10/26/17	188	192
Calpine
4.000%, 04/01/18	2,623	2,619
Calpine Construction
3.000%, 04/24/20	150	146
Dynegy
4.000%, 04/23/20	155	154
InterGen NV
5.500%, 06/05/20	150	149
La Frontera Generation
4.500%, 09/30/20	239	239
NGPL Pipeco
6.750%, 09/15/17	111	99
NRG Energy
2.750%, 07/01/18	956	950
Texas Competitive
4.685%, 10/10/17(G)	480	323
TPF
6.500%, 08/16/19	185	185
TPF Generation Holdings
4.750%, 11/06/17	175	174
Total Utility		5,653
Wireless Communications [0.1%]
Cellular South
3.250%, 05/22/20	85	84
Cincinnati Bell
4.000%, 08/20/20	790	785

Description	Face Amount (000)	Value (000)
Leap Wireless
4.750%, 03/01/20	$344	$344
Total Wireless Communications		1,213
Total Loan Participations (Cost $250,570)		250,709
Asset-Backed Securities [2.0%]
BT SPE (Acquired 07/06/11, Acquisition Cost $13,916,998)
9.250%, 06/06/16(D) (H) (I)	12,017	11,319
Start CLO, Ser 2011-7A, Cl A
15.258%, 06/09/16(A) (C)	3,500	3,659
Start VI CLO, Ser 2010-6A, Cl A
16.284%, 04/01/15(A) (C)	500	510
Start VI CLO, Ser 2010-6X, Cl A
16.274%, 04/01/15(C)	500	510
Yapi Kredi Diversified Payment Rights Finance, Ser 2010-1, Cl A
0.898%, 11/21/14(C)	2,353	2,303
Total Asset-Backed Securities (Cost $18,902)		18,301
Convertible Bonds [1.5%]
Diversified Minerals [0.3%]
African Minerals
8.500%, 02/10/17(F)	2,600	2,574
Medical Products & Services [0.1%]
Bio City Development BV
8.000%, 07/06/18(D) (F)	1,000	850
Metal-Iron [0.1%]
London Mining Jersey
8.000%, 02/15/16(F)	1,500	1,417
Miscellaneous Manufacturing [0.6%]
Dana Gas Sukuk
7.000%, 10/31/17(F)	2,522	2,482
TMK Bonds
5.250%, 02/11/15(F)	2,500	2,514
Total Miscellaneous Manufacturing		4,996

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 94

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Petroleum & Fuel Products [0.4%]
Alliance Oil
7.250%, 07/16/14(F)	$4,000	$4,096
Total Convertible Bonds (Cost $14,046)		13,933
Sovereign Debt [1.3%]
Bosnia & Herzegovina
1.063%, 12/11/17(C)	2,168	2,464
1.063%, 12/11/21(C)	1,268	1,384
Deutsche Bank (Angola), MTN
5.319%, 06/21/16(C) (D)	1,300	1,741
Egyptian Paris Club
2.755%, 01/01/21(D) (J)	297	234
Ghana Government
14.250%, 07/25/16(D)	1,489	597
Mozambique EMATUM Finance 2020 BV
6.305%, 09/11/20	3,000	2,730
Republic of Serbia
5.250%, 11/21/17	2,000	1,985
United Republic of Tanzania
6.392%, 03/09/20(C)	1,000	1,032
Total Sovereign Debt (Cost $12,213)		12,167
Mortgage-Backed Securities [0.3%]
Russian Mortgage Backed Security, Ser 2006-1, Cl M15
1.182%, 05/15/34	1,546	1,491
Sea Lane, Ser 2011-1X, Cl A
14.265%, 02/12/16(C)	1,000	1,038
Total Mortgage-Backed Securities (Cost $2,474)		2,529
Sovereign Loan [0.2%]
Kenya Ministry of Finance
5.459%, 05/15/14	2,000	1,990
Total Sovereign Loan (Cost $1,986)		1,990

Description	Number of Warrants/Shares	Value (000)
Warrants [0.2%]
Central Bank of Nigeria,
Expires 11/15/20**	9,250	$1,619
Total Warrants (Cost $1,666)		1,619
Common Stock [0.0%]
Energy [0.0%]
Aventine Renewable Energy Holdings **	3,836	67
Total Common Stock (Cost $0)		67
Short-Term Investment [16.9%]
SEI Daily Income Trust Government Fund, Cl A, 0.020%*	156,364,044	156,364
Total Short-Term Investment (Cost $156,364)		156,364
Total Investments [100.9%] (Cost $937,378)		$932,969

Percentages are based on Net Assets of $924,444 (000).

*	The rate reported is the 7-day effective yield as of September 30, 2013.

**	Non-income producing security.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2013, the value of these securities amounted to $133,236 (000), representing 14.3% of the net assets of the Fund.

(B)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

(C)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2013.

(D)	Security considered illiquid. The total value of such securities as of September 30, 2013 was $23,617 (000) and represented 2.6% of Net Assets of the Fund.

(E)	Step Bond — The rate reported is the rate in effect on September 30, 2013. The coupon on a step bond changes on a specific date.

(F)	Payment in Kind.

(G)	Unsettled bank loan.

(H)
Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such security at September 30, 2013 was $11,319 (000) and represented 1.2% of Net Assets of the Fund.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 95

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (continued)

(I)	Security is considered restricted. The total market value of such security as of September 30, 2013 was $11,319 (000) and represented 1.2% of Net Assets of the Fund.

(J)	Rate shown is the effective yield at time of purchase.

(K)	Unfunded bank loan.

Cl — Class

CLO — Collateralized Loan Obligation

EUR — Euro

GBP — British Pound Sterling

HMO — Health Maintenance Organization

MTN — Medium Term Note

MXP — Mexican Peso

NOK — Norwegian Krone

SEK — Swedish Krone

Ser — Series

SPE — Special Purpose Entity

USD — United States Dollar

A list of the open forward foreign currency contracts held by the Fund at September 30, 2013, is as follows:

Settlement Date	Currency to Deliver (000)		Currency to Receive (000)		Unrealized Appreciation (Depreciation) (000)
10/31/13	EUR	15,797	USD	21,341	$(31)
10/31/13	GBP	5,435	USD	8,761	(303)
3/6/14	MXP	23,000	USD	1,735	(1)
3/6/14	USD	1,841	MXP	23,000	(106)
4/30/14	NOK	17,750	USD	2,993	65
5/2/14	SEK	22,000	USD	3,318	(88)
					$(464)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2013, is as follows:

Counterparty	Currency to Deliver (000)	Currency to Receive (000)	Unrealized Depreciation (000)
US Bank	$(40,080)	$39,883	$(464)

For the period ended September 30, 2013, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

The following is a list of the inputs used as of September 30, 2013 in valuing the Fund’s investments and other financial instruments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$475,290	$—	$475,290
Loan Participations	—	249,714	995	250,709
Asset-Backed Securities	—	—	18,301	18,301
Convertible Bonds	—	13,933	—	13,933
Sovereign Debt	—	11,933	234	12,167
Mortgage-Backed Securities	—	1,491	1,038	2,529
Sovereign Loan	—	1,990	—	1,990
Warrants	1,619	—	—	1,619
Common Stock	—	67	—	67
Short-Term Investment	156,364	—	—	156,364
Total Investments in Securities	$157,983	$754,418	$20,568	$932,969

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$65	$—	$65
Unrealized Depreciation	—	(529)	—	(529)
Total Other Financial Instruments	$—	$(464)	$—	$(464)

*	Forwards contracts are valued at the unrealized depreciation on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2013:

	Investments in Loan Participations	Investments in Asset-Backed Securities	Investments in Sovereign Debt	Investments in Mortgage-Backed Securities
Beginning balance as of January 1, 2013	$—	$17,034	$—	$—
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	—	—	—	—
Change in unrealized appreciation/(depreciation)	—	(142)	—	—
Purchases	—	—	—	—
Sales/Paydowns	—	(5,573)	—	—
Transfers into Level 3	995	6,982	234	1,038
Transfers out of Level 3	—	—	—	—
Ending balance as of September 30, 2013	$995	$18,301	$234	$1,038
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$(142)	$—	$—

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2013.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 96

schedule of investments
September 30, 2013

City National Rochdale Fixed Income Opportunities Fund (concluded)

	Fair Value at September 30, 2013 (000)	Valuation Techniques
BT SPE	$11,319	Discounted Cash Flow Model

Observable Inputs
Accumulated Collections
Accumulated Defaults
Annualized Default Rate
Accumulated Default Rate
Pace of Collection Pace of Defaults
Interest Rates

		Unobservable Inputs on Underlying Collateral	Range
		Projected Default Rates	5%-12%
		Projected Collection Rates	90%-100%
		Expected Discount Rates	7%-9.25%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement. Increases in expected discount rates and projected collection rates in isolation would result in a higher fair value measurement while increases in projected default rates in isolation would result in a lower fair value measurement.

For the period ended September 30, 2013, the transfers into Level 3 were due to changes in the availability of observable inputs to determine fair value. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 97

schedule of investments
September 30, 2013

City National Rochdale Multi-Asset Fund

Description	Shares	Value (000)
Exchange Traded Funds [35.3%]
Financial Select Sector SPDR	34,463	$686
Industrial Select Sector SPDR	15,496	719
iShares S&P MidCap 400 Index Fund	11,110	1,379
SPDR S&P 500	15,713	2,641
SPDR S&P Dividend	21,042	1,451
Technology Select Sector SPDR	10,722	343
Vanguard FTSE Europe ETF	29,365	1,601
Vanguard REIT	7,145	473
Vanguard Small Cap Value	14,810	1,518
Wisdomtree Emerging Markets Equity Income Fund	17,617	911
Total Exchange Traded Funds (Cost $10,855)		11,722
Unaffiliated Registered Investment Companies [26.7%]
DoubleLine Total Return Bond Fund	81,784	900
Eaton Vance Floating Rate Advantage Fund	186,380	2,074
ING Global Real Estate Fund	63,404	1,166
Ivy High Income Fund	178,568	1,543
Vanguard Short-Term Bond Index Fund	303,239	3,193
Total Unaffiliated Registered Investment Companies (Cost $8,847)		8,876
Affiliated Registered Investment Companies † [18.3%]
City National Rochdale Corporate Bond Fund, Servicing Class	207,343	2,219
City National Rochdale Government Bond Fund, Institutional Class	151,874	1,590
City National Rochdale High Yield Bond Fund, Institutional Class	66,420	570

Description	Shares	Value (000)
City National Rochdale Limited Maturity Fixed Income Fund, Institutional Class	151,136	$1,686
Total Affiliated Registered Investment Companies (Cost $6,100)		6,065
Short-Term Investments [14.6%]
City National Rochdale Prime Money Market Fund, Institutional Class, 0.010%*†	2,431,887	2,432
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%*	2,431,579	2,432
Total Short-Term Investments (Cost $4,864)		4,864
Total Investments [94.9%] (Cost $30,666)		$31,527

Percentages are based on Net Assets of $33,211 (000).

*	The rate reported is the 7-day effective yield as of September 30, 2013.

†	Investment in Affiliate.

Cl — Class

ETF — Exchange Traded Fund

FTSE — Financial Times and Stock Exchange

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

As of September 30, 2013, all of the Fund’s investments are Level 1.

For the year ended September 30, 2013, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 98

schedule of investments
September 30, 2013

City National Rochdale Dividend & Income Fund

Description	Shares	Value (000)
Common Stock [93.2%]‡
Consumer Discretionary [5.1%]
Mattel	87,500	$3,663
McDonald's	29,300	2,819
Regal Entertainment Group, Cl A	74,300	1,410
Total Consumer Discretionary		7,892
Consumer Staples [25.3%]
Altria Group	14,250	489
B&G Foods	64,500	2,228
Campbell Soup	15,000	611
Clorox	27,100	2,215
Coca-Cola	18,000	682
ConAgra Foods	27,800	843
Dr Pepper Snapple Group	44,900	2,012
General Mills	60,600	2,904
Hershey	17,000	1,573
Imperial Tobacco Group ADR	23,152	1,716
JM Smucker	2,600	273
Kellogg	40,500	2,379
Kimberly-Clark	17,500	1,649
Kraft Foods Group	13,194	692
Lancaster Colony	5,000	391
Lorillard	73,990	3,313
PepsiCo	8,000	636
Philip Morris International	48,600	4,208
Procter & Gamble	35,469	2,681

Description	Shares	Value (000)
Reynolds American	10,692	$522
Sysco	61,600	1,961
Unilever ADR	22,200	857
Vector Group	125,647	2,023
Wal-Mart Stores	35,200	2,603
Total Consumer Staples		39,461
Energy [12.9%]
Buckeye Partners	4,400	288
Chevron	30,683	3,728
ConocoPhillips	24,500	1,703
Crestwood Midstream Partners	25,300	629
Dorchester Minerals	9,000	215
Enbridge Energy Partners	15,000	457
Energy Transfer Partners	3,700	193
Enterprise Products Partners	31,792	1,940
Equities	13,752	1,220
Exxon Mobil	23,438	2,017
Kinder Morgan Energy Partners	5,700	455
NuStar Energy	11,250	451
Occidental Petroleum	25,500	2,385
ONEOK	18,500	986
ONEOK Partners	2,400	127
Penn West Petroleum	24,806	276
Plains All American Pipeline	44,600	2,349
Spectra Energy	4,753	163
TransCanada (A)	13,928	612
Total Energy		20,194
Financials [5.4%]
Arthur J Gallagher	13,200	576
BB&T	15,000	506
Cincinnati Financial	46,700	2,202
FirstMerit	28,571	620
JPMorgan Chase	12,000	620
Mercury General	11,000	532
NBT Bancorp	25,935	596
People's United Financial	30,000	432
Prospect Capital	88,000	984
Select Income REIT	20,000	516
Travelers	6,067	514
US Bancorp	10,000	366
Total Financials		8,464
Health Care [7.9%]
Bristol-Myers Squibb	62,000	2,869
Eli Lilly	43,600	2,195
GlaxoSmithKline ADR	32,000	1,606
Johnson & Johnson	34,700	3,008

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 99

schedule of investments
September 30, 2013

City National Rochdale Dividend & Income Fund (continued)

Description	Shares	Value (000)
Merck	20,150	$959
Pfizer	41,944	1,204
Zoetis, Cl A	13,219	411
Total Health Care		12,252
Industrials [3.2%]
3M	5,400	645
Eaton (A)	36,200	2,492
General Dynamics	6,000	525
General Electric	47,000	1,123
Honeywell International	1,872	155
Total Industrials		4,940
Information Technology [3.6%]
IBM	4,500	833
Intel	69,000	1,581
Microsoft	83,000	2,765
Paychex	10,000	407
Total Information Technology		5,586
Materials [3.9%]
Dow Chemical	13,000	499
EI du Pont de Nemours	47,900	2,805
Nucor	15,000	735
Olin	32,000	738
Sonoco Products	24,000	935
Southern Copper	12,128	331
Total Materials		6,043
REITs [9.0%]
Apartment Investment & Management, Cl A	17,229	481
Camden Property Trust	8,914	548
EPR Properties	18,200	887
Health Care Property Investors	33,546	1,374
Health Care REIT	11,612	724
Healthcare Realty Trust	17,000	393
Liberty Property Trust	17,385	619
Mack-Cali Realty	35,000	768
National Health Investors	20,000	1,138
National Retail Properties	36,500	1,161
Plum Creek Timber	24,000	1,124
Public Storage	10,000	252
Senior Housing Properties Trust	13,000	303
Sovran Self Storage	10,036	759
Tanger Factory Outlet Centers	27,984	914
Ventas	38,632	2,376

Description	Shares	Value (000)
Weyerhaeuser	9,170	$263
Total REITs		14,084
Shipping & Transportation [0.5%]
Fly Leasing ADR	57,370	796
Telecommunication Services [5.5%]
AT&T	78,500	2,655
Consolidated Communications Holdings	90,900	1,567
Deutsche Telekom ADR	49,300	719
Verizon Communications	54,067	2,523
Windstream Holdings	136,128	1,089
Total Telecommunication Services		8,553
Utilities [10.9%]
AmeriGas Partners	28,200	1,215
Atmos Energy	15,000	639
Brookfield Infrastructure Partners	20,000	760
Cleco	4,536	203
DTE Energy	10,000	660
Duke Energy	27,326	1,825
Entergy	13,700	866
Ferrellgas Partners	7,300	163
FirstEnergy	20,000	729
Hawaiian Electric Industries	24,010	603
National Fuel Gas	13,286	914
NiSource	20,000	618
Northeast Utilities	34,092	1,406
Northwest Natural Gas	8,396	352
OGE Energy	33,600	1,213
Pinnacle West Capital	25,885	1,417
Portland General Electric	12,000	339
PPL	20,000	607
Suburban Propane Partners	11,200	524
UIL Holdings	11,000	409
United Utilities Group ADR	19,318	434
Wisconsin Energy	27,500	1,110
Total Utilities		17,006
Total Common Stock (Cost $113,105)		145,271
Preferred Stock [0.9%]
REITs [0.6%]
CommonWealth	10,000	229
First Potomac Realty Trust	10,000	254
National Retail Properties	10,000	229

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 100

schedule of investments
September 30, 2013

City National Rochdale Dividend & Income Fund (concluded)

Description	Shares/Face Amount (000)	Value (000)
Public Storage	10,000	$228
Total REITs		940
Telecommunication Services [0.3%]
Qwest	20,000	494
Total Preferred Stock (Cost $1,500)		1,434
Asset-Backed Security [0.4%]
BT SPE (Acquired 07/06/11, Acquisition Cost $1,611,982)
9.250%, 06/06/16(B) (C) (D)	$614	579
Total Asset-Backed Security (Cost $614)		579
Short-Term Investments [5.2%]
City National Rochdale Government Money Market Fund, 0.010%*†	4,034,207	4,034
SEI Daily Income Trust Government Fund, Cl A, 0.020%*	4,046,656	4,047
Total Short-Term Investments (Cost $8,081)		8,081
Total Investments [99.7%] (Cost $123,300)		$155,365

Percentages are based on Net Assets of $155,807 (000).

*	The rate reported is the 7-day effective yield as of September 30, 2013.

‡	Note the Fund uses more specific categories in following its investment limitations on investment concentrations. Broad industry sectors are used for financial reporting purposes.

†	Investment in Affiliate.

(A)	Foreign Security.

(B)
Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such security as of September 30, 2013 was $579 (000) and represented 0.4% of net assets of the Fund.

(C)	Security is considered illiquid. The total market value of such securities as of September 30, 2013 was $579 (000) and represented 0.4% of net assets of the Fund.

(D)	Security is considered restricted. The total market value of such security as of September 30, 2013 was $579 (000) and represented 0.4% of net assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

REIT — Real Estate Investment Trust

SPE — Special Purpose Entity

The following is a list of the inputs used as of September 30, 2013 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$145,271	$—	$—	$145,271
Preferred Stock	951	483	—	1,434
Asset-Backed Security	—	—	579	579
Short-Term Investments	8,081	—	—	8,081
Total Investments in Securities	$154,303	$483	$579	$155,365

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2013:

Investments in Asset-Backed Security (000)
Beginning balance as of January 1, 2013	$871
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(7)
Purchases	—
Sales/Paydowns	(285)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance as of September 30, 2013	$579
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(7)

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2013. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2013 (000)	Valuation Techniques
BT SPE	$579	Discounted Cash Flow Model

Observable Inputs
Accumulated Collections
Accumulated Defaults
Annualized Default Rate
Accumulated Default Rate
Pace of Collection Pace of Defaults
Interest Rates

		Unobservable Inputs on Underlying Collateral	Range
		Projected Default Rates	5%-12%
		Projected Collection Rates	90%-100%
		Expected Discount Rates	7%-9.25%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increased and decreased in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement. Increase in expected discount rates and projected collection rates in isolation would result in a higher fair value measurement while increases in projected default rates in isolation would result in a lower fair value measurement.

For the period ended September 30, 2013, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 101

schedule of investments
September 30, 2013

City National Rochdale U.S. Core Equity Fund

Description	Shares	Value (000)
Common Stock [96.1%]
Aerospace & Defense [3.6%]
Hexcel *	36,430	$1,413
Textron	48,925	1,351
United Technologies	19,670	2,121
Total Aerospace & Defense		4,885
Auto Components [1.4%]
Magna International	22,695	1,874
Biotechnology [5.3%]
Celgene *	26,655	4,103
Gilead Sciences *	49,655	3,120
Total Biotechnology		7,223
Capital Markets [3.0%]
Affiliated Managers Group *	8,010	1,463
State Street	38,935	2,560
Total Capital Markets		4,023
Commercial Banks [3.3%]
M&T Bank	16,345	1,829
Wells Fargo	63,605	2,628
Total Commercial Banks		4,457
Communications Equipment [4.8%]
Ciena *	56,525	1,412
Cisco Systems	74,220	1,738

Description	Shares	Value (000)
Qualcomm	49,865	$3,359
Total Communications Equipment		6,509
Computers & Peripherals [5.2%]
Apple	10,720	5,111
EMC	75,360	1,926
Total Computers & Peripherals		7,037
Construction & Engineering [3.0%]
Chicago Bridge & Iron	33,730	2,286
Quanta Services *	62,150	1,710
Total Construction & Engineering		3,996
Consumer Finance [1.9%]
American Express	33,630	2,540
Diversified Financial Services [4.2%]
Citigroup	49,245	2,389
JPMorgan Chase	63,605	3,288
Total Diversified Financial Services		5,677
Diversified Telecommunication Services [1.3%]
Verizon Communications	36,745	1,715
Energy Equipment & Services [5.5%]
Cameron International *	28,625	1,671
National Oilwell Varco	36,745	2,870
Schlumberger	33,210	2,934
Total Energy Equipment & Services		7,475
Food & Staples Retailing [4.9%]
Casey's General Stores	25,815	1,897
Costco Wholesale	19,465	2,241
CVS	44,240	2,511
Total Food & Staples Retailing		6,649
Food Products [2.2%]
ConAgra Foods	35,705	1,083
WhiteWave Foods, Cl A	95,703	1,911
Total Food Products		2,994

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 102

schedule of investments
September 30, 2013

City National Rochdale U.S. Core Equity Fund (continued)

Description	Shares	Value (000)
Health Care Equipment & Supplies [2.5%]
Covidien	26,755	$1,630
Intuitive Surgical *	4,515	1,699
Total Health Care Equipment & Supplies		3,329
Health Care Providers & Services [1.6%]
UnitedHealth Group	29,880	2,140
Hotels, Restaurants & Leisure [1.5%]
Starbucks	26,755	2,059
Household Durables [1.1%]
PulteGroup	91,915	1,517
Insurance [4.8%]
ACE	16,345	1,529
Prudential Financial	40,910	3,190
Travelers	20,920	1,774
Total Insurance		6,493
Internet Software & Services [5.7%]
eBay *	21,960	1,225
Facebook, Cl A *	66,100	3,321
Google, Cl A *	3,535	3,097
Total Internet Software & Services		7,643
IT Services [4.0%]
Accenture, Cl A	15,505	1,142
Mastercard, Cl A	3,225	2,170
Visa, Cl A	10,830	2,069
Total IT Services		5,381
Leisure Equipment & Products [1.8%]
Polaris Industries	18,635	2,407
Life Sciences Tools & Services [1.7%]
Thermo Fisher Scientific	24,775	2,283
Machinery [3.4%]
Cummins	17,280	2,296
Wabtec	37,475	2,356
Total Machinery		4,652

Description	Shares	Value (000)
Media [3.3%]
Comcast, Cl A	51,420	$2,322
DIRECTV *	36,015	2,152
Total Media		4,474
Oil, Gas & Consumable Fuels [4.6%]
Continental Resources *	21,860	2,345
Exxon Mobil	22,595	1,944
Occidental Petroleum	21,240	1,987
Total Oil, Gas & Consumable Fuels		6,276
Paper & Forest Products [1.2%]
International Paper	35,075	1,571
Pharmaceuticals [2.8%]
Allergan	20,920	1,892
Mylan *	49,345	1,884
Total Pharmaceuticals		3,776
Professional Services [1.0%]
Verisk Analytics, Cl A *	20,610	1,339
Real Estate Management & Development [0.7%]
Jones Lang LaSalle	11,140	972
Road & Rail [2.5%]
Hertz Global Holdings *	78,800	1,746
Union Pacific	10,830	1,682
Total Road & Rail		3,428
Specialty Retail [1.0%]
Home Depot	16,865	1,279
Water Utilities [1.3%]
American Water Works	41,960	1,732
Total Common Stock (Cost $110,983)		129,805

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 103

schedule of investments
September 30, 2013

City National Rochdale U.S. Core Equity Fund (concluded)

Description	Shares	Value (000)
Short-Term Investments [3.7%]
City National Rochdale Prime Money Market Fund, Institutional Class, 0.010%**†	2,495,068	$2,495
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%**	2,495,068	2,495
Total Short-Term Investments (Cost $4,990)		4,990
Total Investments [99.8%] (Cost $115,973)		$134,795

Percentages are based on Net Assets of $135,064 (000).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2013.

†	Investment in Affiliate.

Cl — Class

As of September 30, 2013, all of the Fund’s investments are Level 1.

For the year ended September 30, 2013, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 104

schedule of investments
September 30, 2013

City National Rochdale Diversified Equity Fund

Description	Shares	Value (000)
Common Stock [98.5%]
Aerospace & Defense [2.0%]
Boeing	1,811	$213
General Dynamics	281	25
Honeywell International	1,314	109
L-3 Communications Holdings, Cl 3	76	7
Lockheed Martin	440	56
Northrop Grumman	194	18
Precision Castparts	267	61
Raytheon	5,271	406
Rockwell Collins	226	15
United Technologies	713	77
Total Aerospace & Defense		987
Airlines [0.1%]
Delta Air Lines	1,298	30
Southwest Airlines	1,839	27
Total Airlines		57
Apparel/Textiles [1.0%]
Coach	5,227	285
Fossil *	130	15
Nike, Cl B	1,383	100
PVH	208	25
Ralph Lauren, Cl A	156	26
VF	226	45
Total Apparel/Textiles		496

Description	Shares	Value (000)
Auto Components [0.2%]
BorgWarner	296	$30
Delphi Automotive	726	42
Goodyear Tire & Rubber	211	5
Total Auto Components		77
Automotive [4.3%]
AutoZone *	91	38
Ford Motor	37,646	635
General Motors *	1,165	42
Harley-Davidson	421	27
Johnson Controls	14,881	618
Paccar	13,411	747
Total Automotive		2,107
Banks [4.4%]
Bank of America	63,767	880
Bank of New York Mellon	1,983	60
CIT Group *	11,500	561
Citigroup	2,544	123
Comerica	299	12
Fifth Third Bancorp	746	13
Huntington Bancshares	2,134	18
KeyCorp	1,566	18
Leucadia National	266	7
M&T Bank	257	29
Moody's	502	35
PNC Financial Services Group	446	32
State Street	376	25
SunTrust Banks	451	15
US Bancorp	4,724	173
Wells Fargo	4,074	168
Zions Bancorporation	473	13
Total Banks		2,182
Beauty Products [0.8%]
Estee Lauder, Cl A	487	34
Procter & Gamble	4,657	352
Total Beauty Products		386
Biomedical Research & Products [0.3%]
Celgene *	1,070	165
Biotechnology [1.6%]
Alexion Pharmaceuticals *	507	59
Amgen	1,946	218

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 105

schedule of investments
September 30, 2013

City National Rochdale Diversified Equity Fund (continued)

Description	Shares	Value (000)
Biogen Idec *	608	$146
Gilead Sciences *	3,982	250
Regeneron Pharmaceuticals *	200	63
Vertex Pharmaceuticals *	600	45
Total Biotechnology		781
Broadcasting & Cable [2.7%]
Cisco Systems	41,260	966
F5 Networks *	196	17
Harris	193	11
JDS Uniphase *	604	9
Motorola Solutions	198	12
Qualcomm	4,452	300
Total Broadcasting & Cable		1,315
Building & Construction [1.0%]
DR Horton	729	14
Masco	918	19
Owens Corning *	12,600	479
Total Building & Construction		512
Business Services [3.2%]
Accenture, Cl A	1,268	93
Automatic Data Processing	886	64
Cognizant Technology Solutions, Cl A *	781	64
Computer Sciences	285	15
eBay *	3,021	169
Fidelity National Information Services	603	28
Fiserv *	335	34
Mastercard, Cl A	267	180
Omnicom Group	459	29
Paychex	596	24
Total System Services	281	8
Visa, Cl A	1,326	253
Xerox	62,493	643
Total Business Services		1,604
Chemicals [2.1%]
Air Products & Chemicals	177	19
Airgas	121	13
CF Industries Holdings	148	31
Dow Chemical	1,022	39
Eastman Chemical	396	31
Ecolab	707	70
EI du Pont de Nemours	1,576	92

Description	Shares	Value (000)
FMC *	352	$25
International Flavors & Fragrances	153	13
LyondellBasell Industries, Cl A	5,478	401
Monsanto	1,385	145
Mosaic	886	38
PPG Industries	371	62
Praxair	541	65
Sigma-Aldrich	224	19
Total Chemicals		1,063
Commercial Banks [1.3%]
BB&T	17,790	600
Regions Financial	2,332	22
Total Commercial Banks		622
Communication & Media [3.3%]
Cablevision Systems, Cl A	181	3
CBS, Cl B	1,466	81
Comcast, Cl A	6,791	307
DIRECTV *	1,321	79
Discovery Communications, Cl A *	592	50
Interpublic Group	672	12
McGraw-Hill	545	36
News *	821	13
Scripps Networks Interactive, Cl A	283	22
Starz *	19,700	554
Time Warner	2,370	156
Time Warner Cable, Cl A	738	82
Twenty-First Century Fox	5,148	172
Viacom, Cl B	796	67
Washington Post, Cl B	4	2
Total Communication & Media		1,636
Computer & Electronics Retail [0.0%]
GameStop, Cl A	101	5
Computer Software [2.7%]
Adobe Systems *	1,202	63
CA	277	8
Microsoft	28,275	942
Oracle	9,231	306
Symantec	1,328	33
Total Computer Software		1,352

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 106

schedule of investments
September 30, 2013

City National Rochdale Diversified Equity Fund (continued)

Description	Shares	Value (000)
Computer System Design & Services [3.3%]
Apple	2,354	$1,122
Dell	1,238	17
Hewlett-Packard	1,617	34
IBM	1,813	336
NetApp	660	28
SanDisk	205	12
Seagate Technology	799	35
Teradata *	413	23
Western Digital	181	12
Total Computer System Design & Services		1,619
Computers & Peripherals [0.3%]
EMC	5,371	137
Construction & Engineering [0.1%]
Jacobs Engineering Group *	111	7
Quanta Services *	551	15
Total Construction & Engineering		22
Construction Materials [0.0%]
Vulcan Materials	264	14
Consumer Products & Services [0.5%]
Clorox	238	19
Colgate-Palmolive	1,698	101
Hasbro	97	5
Kimberly-Clark	711	67
Mattel	889	37
Total Consumer Products & Services		229
Containers & Packaging [0.1%]
Avery Dennison	83	4
Ball	379	17
Bemis	162	7
Owens-Illinois *	141	4
Total Containers & Packaging		32
Distributors [0.0%]
Genuine Parts	130	11
Diversified Consumer Services [0.0%]
H&R Block	438	12

Description	Shares	Value (000)
Diversified Manufacturing [0.9%]
3M	1,201	$143
Danaher	1,129	78
General Electric	8,626	206
Parker Hannifin	128	14
Textron	239	7
Total Diversified Manufacturing		448
Diversified Metals & Mining [0.1%]
Alcoa	910	7
Allegheny Technologies	91	3
Cliffs Natural Resources	131	3
Freeport-McMoRan Copper & Gold, Cl B	882	29
Newmont Mining	419	12
United States Steel	125	2
Total Diversified Metals & Mining		56
Drugs [5.1%]
Abbott Laboratories	3,014	100
AbbVie	16,879	755
Actavis *	349	50
Allergan	577	52
AmerisourceBergen, Cl A	194	12
Bristol-Myers Squibb	2,996	139
Eli Lilly	2,548	128
Forest Laboratories *	199	9
Johnson & Johnson	4,970	431
Merck	7,584	361
Mylan *	981	37
Perrigo	243	30
Pfizer	12,426	357
Zoetis, Cl A	1,276	40
Total Drugs		2,501
Electrical Equipment [0.2%]
Emerson Electric	1,174	76
Electrical Services [1.7%]
Ameren	205	7
American Electric Power	409	18
AMETEK	635	29
CenterPoint Energy	361	9
CMS Energy	224	6
Consolidated Edison	245	13
DTE Energy	147	10
Duke Energy	595	40
Eaton	803	55

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 107

schedule of investments
September 30, 2013

City National Rochdale Diversified Equity Fund (continued)

Description	Shares	Value (000)
Exelon	722	$21
First Solar *	58	2
FirstEnergy	348	13
Integrys Energy Group	67	4
NextEra Energy	358	29
NiSource	263	8
Northeast Utilities	10,264	423
Pepco Holdings	209	4
Pinnacle West Capital	92	5
PPL	532	16
Public Service Enterprise Group	427	14
Rockwell Automation	275	30
Roper Industries	256	34
SCANA	119	5
Southern	733	30
TECO Energy	171	3
Wisconsin Energy	192	8
Xcel Energy	417	11
Total Electrical Services		847
Electronic Equipment & Instruments [1.8%]
Amphenol, Cl A	413	32
Arrow Electronics *	16,800	815
FLIR Systems	122	4
Jabil Circuit	154	3
Molex	241	9
TE Connectivity	671	35
Total Electronic Equipment & Instruments		898
Energy [0.2%]
Dominion Resources	484	30
Edison International	274	13
Entergy	149	9
PG&E	375	15
Sempra Energy	393	34
Total Energy		101
Engineering Services [0.0%]
Fluor	139	10
Entertainment [0.6%]
Carnival	345	11
Chipotle Mexican Grill, Cl A *	63	27
Darden Restaurants	110	5
International Game Technology	221	4
Marriott International, Cl A	417	18
Starbucks	1,950	150

Description	Shares	Value (000)
Starwood Hotels & Resorts Worldwide	370	$25
Wyndham Worldwide	343	21
Wynn Resorts	211	33
Total Entertainment		294
Financial Services [2.6%]
American Express	6,786	512
Capital One Financial	8,196	563
Charles Schwab	1,002	21
CME Group, Cl A	263	19
Discover Financial Services	1,244	63
Hudson City Bancorp	402	4
IntercontinentalExchange *	141	26
Nasdaq Stock Market	98	3
NYSE Euronext	206	9
People's United Financial	271	4
SLM	1,124	28
Western Union	463	9
Total Financial Services		1,261
Food, Beverage & Tobacco [2.9%]
Beam	136	9
Brown-Forman, Cl B	421	29
Coca-Cola	9,775	370
Coca-Cola Enterprises	470	19
ConAgra Foods	356	11
Constellation Brands, Cl A *	430	25
Dr Pepper Snapple Group	527	24
General Mills	1,045	50
Kellogg Company	453	26
Molson Coors Brewing, Cl B	133	7
Monster Beverage *	348	18
PepsiCo	10,790	858
Safeway	205	6
Total Food, Beverage & Tobacco		1,452
Gas/Natural Gas [0.0%]
AGL Resources	100	5
ONEOK	174	9
Total Gas/Natural Gas		14
Health Care Technology [0.1%]
Cerner *	766	40

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 108

schedule of investments
September 30, 2013

City National Rochdale Diversified Equity Fund (continued)

Description	Shares	Value (000)
Healthcare Products & Services [2.3%]
Agilent Technologies	852	$44
Cardinal Health	285	15
Humana	133	12
Life Technologies *	448	33
McKesson	5,952	764
Medtronic	1,696	90
PerkinElmer	288	11
Thermo Fisher Scientific	732	67
UnitedHealth Group	860	62
Waters *	161	17
Total Healthcare Products & Services		1,115
Household Furniture & Fixtures [0.2%]
Garmin	104	5
Harman International Industries	58	4
Lennar, Cl A	430	15
Newell Rubbermaid	742	20
PulteGroup	899	15
Stanley Black & Decker	136	12
Whirlpool	68	10
Total Household Furniture & Fixtures		81
Independent Power Producers & Energy Trader [0.0%]
AES	517	7
NRG Energy	272	8
Total Independent Power Producers & Energy Trader		15
Industrial [0.1%]
Dun & Bradstreet	67	7
Equifax	310	19
Nielsen Holdings	309	11
Robert Half International	266	10
Total Industrial		47
Insurance [8.3%]
ACE	286	27
Aetna	316	20
Aflac	393	24
Allstate	389	20
American International Group	18,255	888
Aon	592	44
Assurant	63	3
Berkshire Hathaway, Cl B *	7,638	867
Chubb	216	19
Cigna	239	18

Description	Shares	Value (000)
Cincinnati Financial	126	$6
DaVita *	455	26
Express Scripts Holding *	1,449	90
Genworth Financial, Cl A *	44,923	575
Hartford Financial Services Group	390	12
HCC Insurance Holdings	10,300	451
Lincoln National	223	9
Loews	258	12
Marsh & McLennan	954	41
MetLife	17,638	828
Principal Financial Group	232	10
Progressive	466	13
Prudential Financial	765	60
Tenet Healthcare *	85	4
Torchmark	77	6
Travelers	315	27
Unum Group	224	7
XL Group, Cl A	240	7
Total Insurance		4,114
Internet & Catalog Retail [0.4%]
Expedia	215	11
Netflix *	148	46
priceline.com *	132	133
TripAdvisor	288	22
Total Internet & Catalog Retail		212
Investment Banker/Broker Dealer [1.0%]
Ameriprise Financial	509	46
BlackRock, Cl A	236	64
E*Trade Financial *	244	4
Franklin Resources	1,045	53
Goldman Sachs Group	353	56
Invesco	873	28
JPMorgan Chase	3,178	164
Legg Mason	92	3
Morgan Stanley	1,183	32
Northern Trust	191	11
T Rowe Price Group	667	48
Total Investment Banker/Broker Dealer		509
Machinery [1.4%]
Caterpillar	535	45
Cummins	448	59
Deere	782	64
Dover	310	28
Flowserve	272	17

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 109

schedule of investments
September 30, 2013

City National Rochdale Diversified Equity Fund (continued)

Description	Shares	Value (000)
Illinois Tool Works	1,071	$82
Ingersoll-Rand	504	33
Joy Global	91	5
Pall	198	15
Pentair	346	22
Snap-on	149	15
Titan International	19,300	282
Xylem	306	8
Total Machinery		675
Medical Products & Services [5.7%]
Bard (C.R.)	153	18
Baxter International	7,809	513
Becton Dickinson	332	33
Boston Scientific *	2,130	25
CareFusion *	180	7
Covidien	11,040	673
DENTSPLY International	273	12
Edwards Lifesciences *	290	20
Hospira *	6,139	241
Intuitive Surgical *	103	39
Laboratory Corp of America Holdings *	6,976	691
Patterson	11,070	445
Quest Diagnostics	128	8
St. Jude Medical	241	13
Stryker	527	35
Varian Medical Systems *	215	16
WellPoint	254	21
Zimmer Holdings	355	29
Total Medical Products & Services		2,839
Miscellaneous Manufacturing [0.0%]
Leggett & Platt	370	11
Multi-Media [0.4%]
Walt Disney	3,438	222
Office Furniture & Fixtures [0.4%]
Autodesk *	442	18
Citrix Systems *	341	24
Electronic Arts *	261	7
Intuit	769	51
Red Hat *	469	22
Salesforce.com *	1,409	73
Total Office Furniture & Fixtures		195

Description	Shares	Value (000)
Paper & Related Products [0.8%]
International Paper	377	$17
MeadWestvaco	150	5
Sealed Air	13,122	357
Total Paper & Related Products		379
Personal Products [0.8%]
Avon Products	363	7
Elizabeth Arden *	10,100	373
Total Personal Products		380
Petroleum & Fuel Products [9.8%]
Anadarko Petroleum	875	81
Apache	341	29
Baker Hughes	374	18
Cabot Oil & Gas	793	30
Cameron International *	403	24
Chesapeake Energy	427	11
Chevron	1,630	198
ConocoPhillips	4,336	302
Consol Energy	190	6
Denbury Resources *	20,768	382
Devon Energy	322	19
Diamond Offshore Drilling	57	4
Ensco, Cl A	196	11
EOG Resources	711	120
EQT	248	22
Exxon Mobil	7,860	676
FMC Technologies *	386	21
Halliburton	1,350	65
Helmerich & Payne	89	6
Hess	243	19
Kinder Morgan	569	20
Marathon Oil	598	21
Marathon Petroleum	515	33
Murphy Oil	149	9
Nabors Industries	221	4
National Oilwell Varco	362	28
Newfield Exploration *	115	3
Noble	6,111	231
Noble Energy	929	62
Occidental Petroleum	681	64
Peabody Energy	225	4
Phillips 66	4,467	258
Pioneer Natural Resources	360	68
QEP Resources	150	4
Range Resources	304	23
Rowan, Cl A *	104	4
Schlumberger	2,535	224

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 110

schedule of investments
September 30, 2013

City National Rochdale Diversified Equity Fund (continued)

Description	Shares	Value (000)
Southwestern Energy *	18,917	$688
Spectra Energy	563	19
Tesoro	351	16
Transocean	6,900	307
Valero Energy	7,160	245
Whiting Petroleum *	7,000	419
Williams	1,164	42
WPX Energy	167	3
Total Petroleum & Fuel Products		4,843
Printing & Publishing [1.0%]
ADT	375	15
Cintas	266	14
Gannett	377	10
Iron Mountain	293	8
Pitney Bowes	172	3
Republic Services, Cl A	229	8
Stericycle *	220	25
Tyco International	12,542	439
Total Printing & Publishing		522
Railroads [0.1%]
CSX	858	22
Kansas City Southern	210	23
Total Railroads		45
Real Estate Investment Trust [1.1%]
American Tower, Cl A	1,025	76
Apartment Investment & Management, Cl A	259	7
AvalonBay Communities	212	27
Boston Properties	273	29
Equity Residential	590	32
HCP	829	34
Health Care	744	46
Host Hotels & Resorts	630	11
Kimco Realty	721	15
Macerich	226	13
Plum Creek Timber	289	14
ProLogis	419	16
Public Storage	258	41
Simon Property Group	604	90
Ventas	591	36
Vornado Realty Trust	298	25
Weyerhaeuser	1,132	32
Total Real Estate Investment Trust		544

Description	Shares	Value (000)
Real Estate Management & Development [1.3%]
Brookfield Asset Management, Cl A	16,900	$632
CBRE Group, Cl A *	521	12
Total Real Estate Management & Development		644
Retail [3.3%]
Abercrombie & Fitch, Cl A	64	2
AutoNation *	104	5
Bed Bath & Beyond *	376	29
Best Buy	226	8
CarMax *	434	21
Costco Wholesale	698	80
CVS	1,036	59
Dollar General *	601	34
Dollar Tree *	578	33
Family Dollar Stores	250	18
Gap	709	29
Home Depot	3,696	280
JC Penney *	157	1
Kohl's	174	9
Kroger	439	18
L Brands	632	39
Lowe's	2,725	130
Macy's	316	14
McDonald's	1,763	170
Nordstrom	375	21
O'Reilly Automotive *	279	36
PetSmart	270	21
Ross Stores	562	41
Sherwin-Williams	226	41
Staples	562	8
SYSCO	497	16
Target	531	34
Tiffany	186	14
TJX	1,854	105
Urban Outfitters *	280	10
Walgreen	725	39
Wal-Mart Stores	1,373	101
Whole Foods Market	976	57
Yum! Brands	884	63
Total Retail		1,586
Semi-Conductors [1.4%]
Altera	570	21
Analog Devices	624	29
Applied Materials	3,194	56
Broadcom, Cl A	1,416	37

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 111

schedule of investments
September 30, 2013

City National Rochdale Diversified Equity Fund (continued)

Description	Shares	Value (000)
Intel	12,930	$296
KLA-Tencor	430	26
Lam Research *	309	16
Linear Technology	471	19
LSI	1,408	11
Microchip Technology	385	15
Micron Technology *	1,636	29
NVIDIA	485	8
Teradyne *	496	8
Texas Instruments	2,102	85
Xilinx	510	24
Total Semi-Conductors		680
Steel & Steel Works [0.1%]
Nucor	536	26
Telephones & Telecommunications [3.7%]
AT&T	10,477	354
CenturyLink	505	16
Corning	35,529	518
Crown Castle International *	763	56
Frontier Communications	851	3
Verizon Communications	9,757	455
Vodafone Group ADR	12,100	426
Windstream Holdings	501	4
Total Telephones & Telecommunications		1,832
Trading Companies & Distributors [0.1%]
Fastenal	706	36
WW Grainger	120	31
Total Trading Companies & Distributors		67
Transportation Services [0.8%]
CH Robinson Worldwide	276	17
Expeditors International of Washington	344	15
FedEx	252	29
Norfolk Southern	263	20
Union Pacific	1,197	186
United Parcel Service, Cl B	1,252	114
Total Transportation Services		381
Trucking [0.0%]
Ryder System	44	3

Description	Shares	Value (000)
Waste Management Services [0.0%]
Waste Management	368	$15
Web Portals/ISP [2.1%]
Akamai Technologies *	458	24
Amazon.com *	950	297
Google, Cl A *	718	629
Juniper Networks *	421	8
VeriSign *	347	18
Yahoo! *	2,448	81
Total Web Portals/ISP		1,057
Wholesale [0.4%]
Archer-Daniels-Midland	558	20
Campbell Soup	311	13
Hershey	387	36
Hormel Foods	114	5
JM Smucker	183	19
Kraft Foods Group	496	26
McCormick	341	22
Mead Johnson Nutrition, Cl A	356	26
Mondelez International, Cl A	1,517	48
Tyson Foods, Cl A	232	7
Total Wholesale		222
Total Common Stock (Cost $40,267)		48,682
Short-Term Investments [2.3%]
City National Rochdale Government Money Market Fund, 0.010%** †	567,564	567
SEI Daily Income Trust Government Fund, Cl A, 0.020%**	567,564	567
Total Short-Term Investments (Cost $1,134)		1,134
Total Investments [100.8%] (Cost $41,401)		49,816

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 112

schedule of investments
September 30, 2013

City National Rochdale Diversified Equity Fund (concluded)

Percentages are based on Net Assets of $49,397 (000).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2013.

†	Investment in Affiliate.

ADR — American Depositary Receipt

Cl — Class

As of September 30, 2013, all of the Fund’s investments are Level 1.

For the year ended September 30, 2013, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 113

schedule of investments
September 30, 2013

City National Rochdale Socially Responsible Equity Fund

Description	Shares	Value (000)
Common Stock [97.1%]
Apparel/Textiles [0.9%]
Coach	13,500	$736
Automotive [5.2%]
Ford Motor	88,200	1,488
Johnson Controls	24,700	1,025
Paccar	27,000	1,503
Total Automotive		4,016
Banks [4.7%]
Bank of America	130,200	1,797
CIT Group *	37,600	1,834
Total Banks		3,631
Broadcasting & Cable [2.3%]
Cisco Systems	75,800	1,775
Building & Construction [1.8%]
Owens Corning *	36,200	1,375
Business Services [2.5%]
Xerox	185,400	1,908
Chemicals [1.9%]
EI du Pont de Nemours	25,100	1,470
Commercial Banks [2.3%]
BB&T	53,200	1,795

Description	Shares	Value (000)
Communication & Media [2.4%]
Starz *	65,600	$1,845
Computer Software [2.3%]
Microsoft	52,700	1,756
Drugs [2.5%]
AbbVie	42,300	1,892
Electrical Equipment [2.1%]
Emerson Electric	13,000	841
Tyco International	21,075	737
Total Electrical Equipment		1,578
Electrical Services [4.3%]
Eaton	27,200	1,873
Northeast Utilities	35,300	1,456
Total Electrical Services		3,329
Electronic Equipment & Instruments [3.1%]
Arrow Electronics *	48,900	2,373
Financial Services [2.8%]
American Express	14,400	1,088
CME Group, Cl A	14,500	1,071
Total Financial Services		2,159
Food, Beverage & Tobacco [2.6%]
PepsiCo	25,200	2,004
Healthcare Products & Services [3.0%]
Cardinal Health	15,500	809
McKesson	11,700	1,501
Total Healthcare Products & Services		2,310
Household Furniture & Fixtures [1.0%]
Stanley Black & Decker	8,200	743
Insurance [11.3%]
American International Group	48,000	2,334
Berkshire Hathaway, Cl B *	12,900	1,464
Chubb	16,900	1,509
Genworth Financial, Cl A *	151,100	1,933

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 114

schedule of investments
September 30, 2013

City National Rochdale Socially Responsible Equity Fund (concluded)

Description	Shares	Value (000)
HCC Insurance Holdings	32,800	$1,437
Total Insurance		8,677
Machinery [1.3%]
Titan International	66,000	966
Medical Products & Services [10.1%]
Baxter International	26,800	1,760
Becton Dickinson	10,500	1,050
Covidien	25,500	1,554
Laboratory Corp of America Holdings *	19,000	1,884
Patterson	38,600	1,552
Total Medical Products & Services		7,800
Paper & Related Products [1.4%]
Sealed Air	39,300	1,068
Personal Products [1.5%]
Elizabeth Arden *	31,100	1,148
Petroleum & Fuel Products [11.0%]
ConocoPhillips	29,200	2,030
Denbury Resources *	84,500	1,556
Phillips 66	12,700	734
Southwestern Energy *	57,700	2,099
Spectra Energy	31,100	1,064
Whiting Petroleum *	15,300	916
Total Petroleum & Fuel Products		8,399
Property & Casualty Insurance [1.5%]
Fidelity National Financial, Cl A	42,000	1,117
REITs [3.2%]
Redwood Trust	66,400	1,307
Weyerhaeuser	39,000	1,117
Total REITs		2,424
Real Estate Management & Development [2.5%]
Brookfield Asset Management, Cl A	51,000	1,907
Semi-Conductors [0.9%]
Intel	31,600	724

Description	Shares	Value (000)
Telephones & Telecommunications [3.7%]
Corning	100,400	$1,465
Vodafone Group ADR	38,800	1,365
Total Telephones & Telecommunications		2,830
Transportation Services [1.0%]
United Parcel Service, Cl B	8,300	758
Total Common Stock (Cost $60,697)		74,513
Short-Term Investment [3.8%]
AIM STIT-Government TaxAdvantage Portfolio, 0.020%**	2,959,473	2,959
Total Short-Term Investment (Cost $2,959)		2,959
Total Investments [100.9%] (Cost $63,656)		$77,472

Percentages are based on Net Assets of $76,744 (000).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2013.

ADR — American Depositary Receipt

Cl — Class

REIT — Real Estate Investment Trust

As of September 30, 2013, all of the Fund’s investments are Level 1.

For the year ended September 30, 2013, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 115

schedule of investments
September 30, 2013

City National Rochdale Emerging Markets Fund

Description	Shares	Value (000)
Common Stock [85.8%]
China [30.1%]
AAC Technologies Holdings	1,013,700	$4,607
Bank of China, Cl H	4,181,000	1,908
China Medical System Holdings	2,421,300	2,070
China Mobile	236,000	2,637
China State Construction International Holdings	1,362,000	2,191
CIMC Enric Holdings	3,402,000	4,562
Dongyue Group	3,719,000	1,808
Fufeng Group	551,000	205
Goodbaby International Holdings	11,429,000	5,747
Great Wall Motor, Cl H	2,035,000	11,033
Man Wah Holdings	2,004,000	3,137
Ping An Insurance Group of China, Cl H	740,000	5,500
Prince Frog International Holdings	6,044,000	4,224
Shanghai Fosun Pharmaceutical Group, Cl H	768,000	1,337
Shanghai Pharmaceuticals Holding, Cl H	1,120,400	2,152
Sunac China Holdings	5,483,000	3,556
Sunny Optical Technology Group	3,752,000	3,914
TCL Multimedia Technology Holdings	3,312,000	1,575
Tencent Holdings	207,700	10,894
Tingyi Cayman Islands Holding	1,116,000	2,957
XTEP International Holdings	11,794,500	5,551
Zhejiang Expressway, Cl H	4,594,000	4,229
ZTE, Cl H *	1,281,700	2,651
Total China		88,445

Description	Shares	Value (000)
Hong Kong [17.9%]
Bosideng International Holdings	21,970,000	$5,297
Chaowei Power Holdings	2,989,000	1,222
Chow Sang Sang Holdings International	883,000	2,562
CPMC Holdings	3,187,000	2,371
Freetech Road Recycling Technology Holdings *	383,000	142
Galaxy Entertainment Group *	1,877,000	13,165
Magic Holdings International	11,192,000	8,716
NagaCorp	11,886,600	10,023
SJM Holdings	1,531,000	4,303
Skyworth Digital Holdings	7,147,589	3,410
Yuzhou Properties	6,403,200	1,445
Total Hong Kong		52,656
India [18.0%]
Bajaj Auto (A)	90,400	2,870
Bank of Baroda (A)	155,992	1,230
Bharti Airtel (A)	642,912	3,272
Cairn India (A)	275,800	1,405
Coal India (A)	516,700	2,430
Cognizant Technology Solutions, Cl A *	33,000	2,710
Dr. Reddy's Laboratories ADR	118,100	4,463
Emami (A)*	106,770	827
HCL Technologies (A)	148,402	2,577
HDFC Bank (A)	48,160	456
HDFC Bank ADR	51,800	1,594
ICICI Bank (A)	120,638	1,703
ICICI Bank ADR	128,700	3,923
ITC (A)	547,705	2,978
Kotak Mahindra Bank (A)*	92,392	1,001
KPIT Technologies (A)*	566,314	1,181
Persistent Systems (A)	106,223	1,075
Puravankara Projects (A)	619,357	717
Shree Cement (A)	21,535	1,418
Sobha Developers (A)*	480,372	2,157
Sun Pharmaceutical Industries (A)	222,160	2,105
Tata Global Beverages (A)	1,149,406	2,641
Tata Motors, Cl A (A)	462,899	1,210
Tata Motors ADR	105,500	2,809
Tech Mahindra (A)*	152,101	3,245
United Spirits (A)*	24,877	1,007
Total India		53,004
Indonesia [4.8%]
Bank Mandiri	1,968,000	1,351
Ciputra Development	15,652,000	1,324

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 116

schedule of investments
September 30, 2013

City National Rochdale Emerging Markets Fund (concluded)

Description	Shares	Value (000)
Global Mediacom	5,786,000	$964
Lippo Karawaci *	21,406,000	2,015
Media Nusantara Citra	17,539,500	4,090
PT ACE Hardware Indonesia Tbk	1,000,000	60
Ramayana Lestari Sentosa	16,554,500	1,730
Surya Citra Media	5,751,000	1,266
United Tractors	900,500	1,268
Total Indonesia		14,068
Malaysia [5.3%]
British American Tobacco Malaysia	43,000	847
Genting Malaysia	2,062,000	2,670
Magnum	3,733,300	3,745
Malayan Banking	1,803,217	5,444
Sime Darby	1,030,200	3,002
Total Malaysia		15,708
Philippines [3.9%]
Bloomberry Resorts *	2,045,500	471
GT Capital Holdings	145,850	2,546
Megaworld	24,430,000	1,829
Metro Pacific Investments	11,719,400	1,211
Metropolitan Bank & Trust	886,782	1,690
SM Prime Holdings	7,476,775	2,751
Vista Land & Lifescapes	7,191,400	881
Total Philippines		11,379
South Korea [0.7%]
Samsung Electronics	1,724	2,193
Thailand [5.1%]
Bank of Ayudhya	1,557,200	1,879
Charoen Pokphand Foods	1,827,900	1,403
Krung Thai Bank	5,468,250	3,357
L.P.N. Development	2,200,000	1,442
L.P.N. Development NVDR	342,400	224
Minor International - Foreign	3,034,100	2,347
PTT Exploration & Production	460,812	2,409
Siam Cement - Foreign	145,000	1,993
Total Thailand		15,054
Total Common Stock (Cost $224,678)		252,507

Description	Shares	Value (000)
Short-Term Investments [12.8%]
City National Rochdale Government Money Market Fund, 0.010%**†	24,851,814	$24,852
SEI Daily Income Trust Government Fund, Cl A, 0.020%**	12,693,713	12,694
Total Short-Term Investments (Cost $37,546)		37,546
Total Investments [98.6%] (Cost $262,224)		$290,053

Percentages are based on Net Assets of $294,040 (000).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2013.

†	Investment in Affiliate.

ADR — American Depositary Receipt

Cl — Class

NVDR — Non-Voting Depositary Receipt

(A)	Securities held through a Mauritius Subsidiary.

As of September 30, 2013, all of the Fund’s investments are Level 1.

For the period ended September 30, 2013, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 117

statements of assets and liabilities (000)
September 30, 2013

	City National Rochdale Government Money Market Fund	City National Rochdale Prime Money Market Fund	City National Rochdale California Tax Exempt Money Market Fund
ASSETS:
Cost of securities (including repurchase agreements)	$3,642,328	$1,256,829	$905,296
Investments in securities, at value	$3,299,328	$1,201,829	$905,296
Repurchase agreements, at value	343,000	55,000	—
Cash	—	—	17,249
Dividend and interest receivable	1,907	246	778
Receivable from Investment Advisor	214	—	55
Prepaid expenses	103	38	31
Total Assets	3,644,552	1,257,113	923,409

LIABILITIES:
Payable for income distributions	10	7	2
Payable for investment securities purchased	—	—	5,000
Investment Advisor fees payable	—	22	—
Administrative fees payable	69	24	17
Accrued expenses	503	183	131
Total Liabilities	582	236	5,150
Net Assets	$3,643,970	$1,256,877	$918,259

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$3,643,971	$1,256,892	$918,257
Accumulated net realized gain (loss) on investments	(1)	(15)	2
Net Assets	$3,643,970	$1,256,877	$918,259

Institutional Class Shares:
Net Assets ($Dollars)	$—	$11,207,249	$—
Total shares outstanding at end of period	—	11,207,253	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$1.00	$—

Class N Shares:
Net Assets ($Dollars)	$3,040,395,992	$424,972,090	$673,208,135
Total shares outstanding at end of period	3,040,394,577	425,034,605	673,209,658
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00

Class S Shares:
Net Assets ($Dollars)	$475,150,963	$207,252,169	$79,311,606
Total shares outstanding at end of period	475,152,073	207,217,823	79,307,930
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00

Servicing Class Shares^:
Net Assets ($Dollars)	$128,422,559	$613,445,362	$165,739,606
Total shares outstanding at end of period	128,423,863	613,525,283	165,741,353
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00

^	Effective November 28, 2012, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 118

statements of assets and liabilities (000)
September 30, 2013

	City National Rochdale Limited Maturity Fixed Income Fund	City National Rochdale Government Bond Fund	City National Rochdale Corporate Bond Fund	City National Rochdale California Tax Exempt Bond Fund
ASSETS:
Cost of securities (including affiliated investments)	$44,299	$171,420	$134,299	$65,806
Investments in securities, at value	$43,786	$168,199	$135,254	$65,715
Affiliated investments, at value	711	4,501	1,704	997
Dividend and income receivable	289	504	1,204	694
Receivable for capital shares sold	4	1,254	405	78
Prepaid expenses	1	6	4	2
Total Assets	44,791	174,464	138,571	67,486

LIABILITIES:
Payable for income distributions	14	32	170	82
Payable for capital shares redeemed	12	514	21	18
Investment Advisor fees payable	18	56	44	13
Shareholder servicing and distribution fees payable	5	24	28	14
Administrative fees payable	1	4	3	2
Accrued expenses	6	26	21	11
Total Liabilities	56	656	287	140
Net Assets	$44,735	$173,808	$138,284	$67,346

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$46,530	$174,253	$134,736	$66,460
Accumulated net realized gain (loss) on investments	(1,993)	(1,725)	889	(20)
Net unrealized appreciation on investments	198	1,280	2,659	906
Net Assets	$44,735	$173,808	$138,284	$67,346

Institutional Class Shares:
Net Assets ($Dollars)	$40,204,564	$56,350,671	$—	$—
Total shares outstanding at end of period	3,603,457	5,380,579	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$11.16	$10.47	$—	$—

Class N Shares:
Net Assets ($Dollars)	$4,530,206	$2,505,083	$3,100,103	$8,196,941
Total shares outstanding at end of period	405,808	238,813	289,443	777,798
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$11.16	$10.49	$10.71	$10.54

Servicing Class Shares:
Net Assets ($Dollars)	$—	$114,952,532	$135,183,559	$59,149,155
Total shares outstanding at end of period	—	10,980,208	12,637,385	5,628,646
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$10.47	$10.70	$10.51

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 119

statements of assets and liabilities (000)
September 30, 2013

	City National Rochdale Full Maturity Fixed Income Fund	City National Rochdale High Yield Bond Fund	City National Rochdale Intermediate Fixed Income Fund	City National Rochdale Fixed Income Opportunities Fund
ASSETS:
Cost of securities (including affiliated investments)	$44,787	$158,178	$153,541	$937,378
Investments in securities, at value	$44,213	$156,790	$150,381	$932,969
Affiliated investments, at value	852	2,482	3,681	—
Cash	—	—	—	4,843
Cash Placed in Escrow (See Note 2)	—	—	—	5,000
Dividend and income receivable	329	3,551	1,633	11,919
Receivable for capital shares sold	59	500	255	4,347
Receivable for investment securities sold	48	872	—	7,742
Unrealized gain on forward foreign currency contracts	—	—	—	65
Prepaid expenses	—	6	11	31
Total Assets	45,501	164,201	155,961	966,916

LIABILITIES:
Payable for income distributions	66	484	—	—
Payable to custodian	—	500	—	—
Payable for capital shares redeemed	—	130	97	192
Payable for investment securities purchased	453	400	—	40,983
Unrealized loss on forward foreign currency contracts	—	—	—	529
Investment Advisor fees payable	18	75	34	247
Shareholder servicing and distribution fees payable	—	45	60	361
Administrative fees payable	1	4	4	22
Accrued expenses	6	24	26	138
Total Liabilities	544	1,662	221	42,472
Net Assets	$44,957	$162,539	$155,740	$924,444

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$44,399	$161,118	$158,038	$923,923
Undistributed net investment income	—	—	18	196
Accumulated net realized gain (loss) on investments and foreign currency	280	327	(2,837)	5,187
Net unrealized appreciation (depreciation) on:
Investments	278	1,094	521	(4,409)
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	(453)
Net Assets	$44,957	$162,539	$155,740	$924,444

Institutional Class Shares:
Net Assets ($Dollars)	$44,705,200	$39,219,260	$—	$—
Total shares outstanding at end of period	4,290,033	4,563,617	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.42	$8.59	$—	$—

Class N Shares:
Net Assets ($Dollars)	$252,294	$34,370,812	$155,740,458	$924,443,579
Total shares outstanding at end of period	24,234	4,000,565	6,015,505	34,456,645
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.41	$8.59	$25.89	$26.83

Servicing Class Shares:
Net Assets ($Dollars)	$—	$88,948,877	$—	$—
Total shares outstanding at end of period	—	10,352,430	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$8.59	$—	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 120

statements of assets and liabilities (000)
September 30, 2013

	City National Rochdale Multi-Asset Fund	City National Rochdale Dividend & Income Fund	City National Rochdale U.S. Core Equity Fund
ASSETS:
Cost of securities (including affiliated investments)	$30,666	$123,300	$115,973
Investments in securities, at value	$23,030	$151,331	$132,300
Affiliated investments, at value	8,497	4,034	2,495
Cash	22	9	—
Dividend and income receivable	50	318	89
Receivable for investment securities sold	1,661	—	—
Receivable for capital shares sold	18	344	342
Prepaid expenses	1	15	3
Total Assets	33,279	156,051	135,229

LIABILITIES:
Payable for capital shares redeemed	37	110	56
Investment Advisor fees payable	14	41	44
Shareholder servicing and distribution fees payable	11	64	44
Administrative fees payable	1	4	3
Accrued expenses	5	25	18
Total Liabilities	68	244	165
Net Assets	$33,211	$155,807	$135,064

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$34,049	$133,104	$114,219
Undistributed (Distributions in excess of) net investment income	—	(6)	1
Accumulated net realized gain (loss) on investments	(1,699)	(9,356)	2,022
Net unrealized appreciation on investments	861	32,065	18,822
Net Assets	$33,211	$155,807	$135,064

Institutional Class Shares:
Net Assets ($Dollars)	$6,307,020	$—	$122
Total shares outstanding at end of period	589,654	—	10
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.70	$—	$12.13	^

Class N Shares:
Net Assets ($Dollars)	$21,965,974	$155,807,284	$66,144,930
Total shares outstanding at end of period	2,053,061	4,830,917	5,477,415
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.70	$32.25	$12.08

Servicing Class Shares:
Net Assets ($Dollars)	$4,938,193	$—	$68,918,580
Total shares outstanding at end of period	461,054	—	5,702,084
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.71	$—	$12.09

Amounts designated as “—” are either $0 or have been rounded to $0.

^	Net assets divided by shares do not calculate to the stated net asset value because net assets amount is shown rounded.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 121

statements of assets and liabilities (000)
September 30, 2013

	City National Rochdale Diversified Equity Fund	City National Rochdale Socially Responsible Equity Fund	City National Rochdale Emerging Markets Fund
ASSETS:
Cost of securities (including affiliated investments)	$41,401	$63,656	$262,224
Investments in securities, at value	$49,249	$77,472	$265,201
Affiliated investments, at value	567	—	24,852
Foreign currency(1)	—	—	1,782
Dividend and income receivable	43	50	480
Receivable for investment securities sold	173	1,032	231
Receivable for capital shares sold	—	38	2,701
Prepaid expenses	2	4	16
Total Assets	50,034	78,596	295,263

LIABILITIES:
Payable for capital shares redeemed	88	11	35
Payable due to custodian	—	—	67
Payable for investment securities purchased	510	1,773	813
Investment adviser fees payable	26	47	142
Shareholder servicing & distribution fees payable	4	8	115
Administrative fees payable	1	2	7
Accrued expenses	8	11	44
Total Liabilities	637	1,852	1,223
Net Assets	$49,397	$76,744	$294,040

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$54,643	$50,994	$266,243
Undistributed net investment income	—	—	1,071
Accumulated net realized gain (loss) on investments and foreign currency	(13,661)	11,934	(1,106)
Net unrealized appreciation on:
Investments	8,415	13,816	27,829
Foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—	3
Net Assets	$49,397	$76,744	$294,040

Institutional Class Shares:
Net Assets ($Dollars)	$46,411,791	$45,357,451	$—
Total shares outstanding at end of period	2,871,147	3,693,425	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$16.16	$12.28	$—

Class N Shares:
Net Assets ($Dollars)	$2,984,984	$31,386,722	$294,039,593
Total shares outstanding at end of period	184,096	2,560,388	8,588,593
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$16.21	$12.26	$34.24

(1)	Cost of foreign currency is $1,777 (000).

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 122

statements of operations (000)
For the year ended September 30, 2013

	City National Rochdale Government Money Market Fund	City National Rochdale Prime Money Market Fund	City National Rochdale California Tax Exempt Money Market Fund
INCOME:
Interest Income	$4,570	$2,694	$1,111
Total Investment Income	4,570	2,694	1,111

EXPENSES:
Investment Advisory Fees	8,581	3,082	2,543
Shareholder Servicing Fees — Class N(1)	17,360	2,387	4,382
Shareholder Servicing Fees — Class S(1)	2,874	1,947	558
Shareholder Servicing Fees — Servicing Class	273	1,450	386
Administration Fees	1,325	495	378
Transfer Agent Fees	346	128	97
Trustee Fees	243	91	70
Professional Fees	418	157	106
Printing Fees	167	64	46
Custody Fees	187	75	26
Registration Fees	169	62	47
Insurance and Other Expenses	288	104	78
Total Expenses	32,231	10,042	8,717
Less, Waivers of:
Investment Advisory Fees	(7,131)	(1,741)	(2,275)
Shareholder Servicing Fees — Class N(1)	(17,360)	(2,355)	(4,381)
Shareholder Servicing Fees — Class S(1)	(2,874)	(1,907)	(558)
Shareholder Servicing Fees — Servicing Class	(273)	(1,442)	(386)
Administration Fees	(298)	(111)	(85)
Transfer Agent Fees(2)	(55)	(20)	(15)
Net Expenses	4,240	2,466	1,017

Net Investment Income	330	228	94
Net Realized Gain (Loss) from Securities Transactions	6	(1)	—
Net Increase in Net Assets Resulting from Operations	$336	$227	$94

(1)	Includes class specific distribution expenses.

(2)	See Note 3 for updated Transfer Agency Agreements.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 123

statements of operations (000)
For the year ended September 30, 2013

	City National Rochdale Limited Maturity Fixed Income Fund	City National Rochdale Government Bond Fund	City National Rochdale Corporate Bond Fund	City National Rochdale California Tax Exempt Bond Fund
INCOME:
Dividend Income	$—	$1	$—	$—
Interest Income	565	2,567	3,465	1,600
Total Investment Income	565	2,568	3,465	1,600

EXPENSES:
Investment Advisory Fees	245	757	549	171
Shareholder Servicing Fees — Class N(1)	24	14	15	34
Shareholder Servicing Fees — Servicing Class	—	294	336	141
Administration Fees	20	71	55	25
Transfer Agent Fees	28	18	14	7
Trustee Fees	4	13	10	5
Professional Fees	4	21	18	8
Custody Fees	3	10	8	4
Registration Fees	3	9	7	3
Printing Fees	2	9	7	3
Insurance and Other Expenses	5	15	18	6
Total Expenses	338	1,231	1,037	407
Recovery of Investment Advisory Fees Previously Waived(2)	—	23	—	7
Less, Waivers of:
Investment Advisory Fees	—	—	(1)	(3)
Shareholder Servicing Fees — Class N	(12)	—	—	—
Transfer Agent Fees(3)	—	(3)	(2)	(1)
Net Expenses	326	1,251	1,034	410

Net Investment Income	239	1,317	2,431	1,190
Net Realized Gain (Loss) from Securities Transactions	89	(81)	926	81
Net Change in Unrealized Depreciation on Investments	(425)	(3,438)	(2,436)	(1,430)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(97)	$(2,202)	$921	$(159)

(1)	Includes class specific distribution expenses.

(2)	See Note 4 for Advisory Fees recovered.

(3)	See Note 3 for updated Transfer Agency Agreements.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 124

statements of operations (000)
For the year ended September 30, 2013

	City National Rochdale Full Maturity Fixed	City National Rochdale High	City National Rochdale Intermediate Fixed Income Fund †		City National Rochdale Fixed Income Opportunities Fund †
	Income Fund	Yield Bond Fund	2013	2012	2013	2012
INCOME:
Dividend Income	$—	$27	$486	$380	$—	$—
Dividend Income from Affiliated Investments	—	1	—	—	—	—
Interest Income	1,132	12,625	3,933	4,961	40,201	42,982
Income from Securities Lending	—	—	7	29	—	—
Less: Foreign Taxes Withheld	—	—	—	—	—	(3)
Total Investment Income	1,132	12,653	4,426	5,370	40,201	42,979

EXPENSES:
Investment Advisory Fees	229	1,080	436	455	2,745	2,902
Shareholder Servicing Fees — Class N(1)	1	230	512	455	2,544	2,206
Shareholder Servicing Fees — Servicing Class	—	203	—	—	—	—
Administration Fees	18	67	78	213	341	754
Transfer Agent Fees	25	17	22	33	115	109
Trustee Fees	3	13	10	7	51	38
Professional Fees	12	21	12	32	116	154
Custody Fees	3	10	19	42	19	210
Registration Fees	2	8	21	28	46	59
Printing Fees	2	9	4	10	24	51
Insurance and Other Expenses	5	15	16	7	83	16
Total Expenses	300	1,673	1,130	1,282	6,084	6,499
Recovery of Investment Advisory Fees Previously Waived(2)	—	9	—	5	—	—
Less, Waiver of:
Investment Advisory Fees	—	(3)	(16)	—	(139)	—
Shareholder Servicing Fees — Class N	(1)	—	—	—	—	—
Transfer Agent Fees(3)	—	(3)	—	—	—	—
Net Expenses	299	1,676	1,114	1,287	5,945	6,499

Net Investment Income	833	10,977	3,312	4,083	34,256	36,480
Net Realized Gain (Loss) from:
Securities Transactions	413	857	(354)	473	5,542	1,021
Foreign Currency Transactions	—	—	—	—	(61)	(345)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(2,070)	(2,333)	(4,677)	4,019	(18,357)	21,698
Foreign Currency Transactions	—	—	—	—	(184)	(312)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(824)	$9,501	$(1,719)	$8,575	$21,196	$58,542

†
For the nine months ended September 30, 2013 and the year ended December 31, 2012. Effective March 29, 2013, the Rochdale Investment Trust’s Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio (each a “Predecessor Fund”) were merged into City National Rochdale Fund’s Intermediate Fixed Income Fund and Fixed Income Opportunities Fund, respectively. Information presented for the period prior to March 29, 2013, is that of the respective Predecessor Fund, which had a December 31 fiscal year end.

(1)	Includes class specific distribution expenses.

(2)	See Note 4 for Advisory Fees recovered.

(3)	See Note 3 for updated Transfer Agency Agreements.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 125

statements of operations (000)
For the year ended September 30, 2013

	City National Rochdale	City National Rochdale Dividend & Income Fund †		City National Rochdale U.S. Core
	Multi-Asset Fund	2013	2012	Equity Fund (1)
INCOME:
Dividend Income	$810	$3,749	$5,732	$1,368
Dividend Income from Affiliated Investments	136	—	—	—
Interest Income	—	52	110	2
Less: Foreign Taxes Withheld	—	(13)	(40)	(6)
Total Investment Income	946	3,788	5,802	1,364

EXPENSES:
Investment Advisory Fees	187	553	828	365
Shareholder Servicing Fees — Class N(2)	119	480	509	227
Shareholder Servicing Fees — Servicing Class	14	—	—	114
Administration Fees	15	70	205	35
Transfer Agent Fees	4	22	64	10
Trustee Fees	3	9	9	6
Professional Fees	4	10	32	16
Custody Fees	3	29	45	6
Printing Fees	2	3	19	6
Registration Fees	2	22	31	1
Insurance and Other Expenses	3	11	4	6
Total Expenses	356	1,209	1,746	792
Recovery of Investment Advisory Fees Previously Waived	—	—	6	—
Less, Waiver of:
Investment Advisory Fees	—	(23)	—	—
Transfer Agent Fees(3)	(1)	—	—	—
Net Expenses	355	1,186	1,752	792

Net Investment Income	591	2,602	4,050	572
Net Realized Gain (Loss) from:
Securities Transactions	1,886	4,278	(2,661)	2,022
Affiliated Investments	91	—	—	—
Distributions of Realized Gains from Investment Company Shares	55	—	116	—
Foreign Currency Transactions	—	8	(6)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,236)	8,298	7,411	18,822
Affiliated Investments	197	—	—	—
Net Increase in Net Assets Resulting from Operations	$1,584	$15,186	$8,910	$21,416

†
For the nine months ended September 30, 2013 and the year ended December 31, 2012. Effective March 29, 2013, the Rochdale Investment Trust’s Rochdale Dividend & Income Portfolio (the “Predecessor Fund”) was merged into City National Rochdale Fund’s Dividend & Income Fund. Information presented for the period prior to March 29, 2013, is that of the Predecessor Fund, which had a December 31 fiscal year end.

(1)	Commenced operations on December 3, 2012.

(2)	Includes class specific distribution expenses.

(3)	See Note 3 for updated Transfer Agency Agreements.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 126

statements of operations (000)
For the year ended September 30, 2013

	City National Rochdale Diversified	City National Rochdale Socially Responsible	City National Rochdale Emerging Markets Fund †
	Equity Fund	Equity Fund	2013	2012
INCOME:
Dividend Income	$861	$2,153	$4,807	$1,942
Interest Income	—	—	—	1
Less: Foreign Taxes Withheld	(11)	—	(165)	(130)
Total Investment Income	850	2,153	4,642	1,813

EXPENSES:
Investment Advisory Fees	347	821	1,587	858
Shareholder Servicing Fees — Class N(1)	18	150	756	343
Administration Fees	18	46	92	198
Transfer Agent Fees	25	42	33	33
Trustee Fees	3	9	7	10
Professional Fees	6	12	37	29
Custody Fees	3	7	53	140
Printing Fees	2	6	9	7
Registration Fees	2	5	28	45
Insurance and Other Expenses	5	10	79	5
Total Expenses	429	1,108	2,681	1,668
Recovery of Investment Advisory Fees Previously Waived(2)	—	—	—	18
Less, Waiver of:
Investment Advisory Fees	(46)	—	(115)	—
Shareholder Servicing Fees — Class N	(9)	(75)	—	—
Net Expenses	374	1,033	2,566	1,686

Net Investment Income	476	1,120	2,076	127
Net Realized Gain (Loss) from:
Securities Transactions	3,453	22,369	1,280	(2,280)
Foreign Currency Transactions	—	—	(985)	(359)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	3,831	1,198	7,095	20,671
Foreign Currency Transactions	—	—	14	(11)
Net Increase in Net Assets Resulting from Operations	$7,760	$24,687	$9,480	$18,148

†
For the nine months ended September 30, 2013 and the year ended December 31, 2012. Effective March 29, 2013, the Rochdale Investment Trust’s Rochdale Emerging Markets Portfolio (the “Predecessor Fund”) was merged into City National Rochdale Fund’s Emerging Markets Fund. Information presented for the period prior to March 29, 2013, is that of the Predecessor Fund, which had a December 31 fiscal year end.

(1)	Includes class specific distribution expenses.

(2)	See Note 4 for Advisory Fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 127

statements of changes in net assets (000)
For the years ended September 30,

	City National Rochdale Government Money Market Fund		City National Rochdale Prime Money Market Fund (2)
	2013	2012	2013	2012
OPERATIONS:
Net Investment Income	$330	$333	$228	$209
Net Realized Gain (Loss) from Security Transactions	6	(2)	(1)	(2)
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	336	331	227	207

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	—	—	(1)	—
Class N	(281)	(292)	(65)	(54)
Class S	(38)	(30)	(26)	(28)
Servicing Class^	(11)	(11)	(136)	(127)
Realized Capital Gains:
Institutional Class	—	—	—	—
Class N	—	—	—	—
Servicing Class^	—	—	—	—
Total Dividends and Distributions	(330)	(333)	(228)	(209)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	—	—	64,765	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	—	—	(53,558)	—
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	—	—	11,207	—

Class N:
Shares Issued	4,569,767	4,477,708	958,377	788,534
Shares Issued in Lieu of Dividends and Distributions	232	237	43	37
Shares Redeemed	(4,337,676)	(4,595,995)	(927,483)	(844,817)
Increase (Decrease) in Net Assets from Class N Share Transactions	232,323	(118,050)	30,937	(56,246)

Class S:
Shares Issued	1,126,727	903,404	820,945	1,112,831
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	(940,498)	(905,676)	(869,753)	(1,121,886)
Increase (Decrease) in Net Assets from Class S Share Transactions	186,229	(2,272)	(48,808)	(9,055)

Servicing Class^:
Shares Issued	778,145	779,564	2,068,692	3,258,448
Shares Issued in Lieu of Dividends and Distributions	—	—	22	21
Shares Redeemed	(746,175)	(734,817)	(1,961,996)	(3,381,990)
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	31,970	44,747	106,718	(123,521)

Net Increase (Decrease) in Net Assets from Share Transactions	450,522	(75,575)	100,054	(188,822)
Total Increase (Decrease) in Net Assets	450,528	(75,577)	100,053	(188,824)

NET ASSETS:
Beginning of Year	3,193,442	3,269,019	1,156,824	1,345,648
End of Year	$3,643,970	$3,193,442	$1,256,877	$1,156,824
Undistributed net investment income	$—	$—	$—	$—

(1)	See Note 9 for shares issued and redeemed.

(2)	Institutional Class commenced operations on December 19, 2012.

(3)	Institutional Class commenced operations on February 1, 2012.

^
Effective November 28, 2012, Institutional Class Shares were redesignated as Servicing Class Shares for the Government Money Market Fund, Prime Money Market Fund and California Tax Exempt Money Market Fund. Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares for the Government Bond Fund and Corporate Bond Fund. This share class name change had no impact on the Fund’s operations or investment policy.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 128

City National Rochdale California Tax Exempt Money Market Fund		City National Rochdale Limited Maturity Fixed Income Fund		City National Rochdale Government Bond Fund (3)		City National Rochdale Corporate Bond Fund
2013	2012	2013	2012	2013	2012	2013	2012

$94	$91	$239	$365	$1,317	$1,505	$2,431	$2,788
—	—	89	330	(81)	19	926	1,084
—	—	(425)	120	(3,438)	638	(2,436)	3,119
94	91	(97)	815	(2,202)	2,162	921	6,991

—	—	(288)	(348)	(746)	(431)	—	—
(71)	(68)	(19)	(41)	(23)	(32)	(46)	(51)
(7)	(8)	—	—	—	—	—	—
(16)	(15)	—	—	(1,285)	(1,969)	(2,423)	(2,744)

—	—	—	—	—	—	—	—
—	—	—	—	—	(2)	(20)	(11)
—	—	—	—	—	(141)	(1,056)	(527)
(94)	(91)	(307)	(389)	(2,054)	(2,575)	(3,545)	(3,333)

—	—	1,086	41,212	10,986	59,073	—	—
—	—	87	206	720	412	—	—
—	—	(8,747)	(25,396)	(9,510)	(4,191)	—	—
—	—	(7,574)	16,022	2,196	55,294	—	—

1,060,390	1,072,087	2,071	1,021	306	410	1,782	458
70	66	19	41	13	19	43	38
(1,053,783)	(1,033,785)	(1,865)	(3,167)	(720)	(392)	(1,196)	(514)
6,677	38,368	225	(2,105)	(401)	37	629	(18)

320,188	335,463	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(340,847)	(313,714)	—	—	—	—	—	—
(20,659)	21,749	—	—	—	—	—	—

808,580	1,079,873	—	—	36,855	49,341	44,640	60,716
—	—	—	—	604	1,378	309	1,069
(780,506)	(1,112,139)	—	—	(43,783)	(101,850)	(40,992)	(43,147)
28,074	(32,266)	—	—	(6,324)	(51,131)	3,957	18,638

14,092	27,851	(7,349)	13,917	(4,529)	4,200	4,586	18,620
14,092	27,851	(7,753)	14,343	(8,785)	3,787	1,962	22,278

904,167	876,316	52,488	38,145	182,593	178,806	136,322	114,044
$918,259	$904,167	$44,735	$52,488	$173,808	$182,593	$138,284	$136,322
$—	$—	$—	$—	$—	$—	$—	$—

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 129

statements of changes in net assets (000)
For the years ended September 30,

	City National Rochdale California Tax Exempt Bond Fund		City National Rochdale Full Maturity Fixed Income Fund
	2013	2012	2013	2012
OPERATIONS:
Net Investment Income	$1,190	$1,360	$833	$1,002
Net Realized Gain (Loss) from:
Security Transactions and Affiliated Investments	81	462	413	1,134
Distributions of Realized Gains from Investment Company Shares	—	—	—	—
Foreign Currency Transactions	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments and Foreign Currency Transactions	(1,430)	781	(2,070)	211
Net Increase (Decrease) in Net Assets Resulting from Operations	(159)	2,603	(824)	2,347

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	—	—	(911)	(1,056)
Class N	(112)	(105)	(5)	(8)
Servicing Class^	(1,078)	(1,255)	—	—
Realized Capital Gains:
Institutional Class	—	—	(999)	(585)
Class N	(55)	(30)	(6)	(6)
Servicing Class^	(474)	(365)	—	—
Total Dividends and Distributions	(1,719)	(1,755)	(1,921)	(1,655)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	—	—	—	2,933
Shares Issued in Lieu of Dividends and Distributions	—	—	1,613	1,363
Shares Redeemed	—	—	(775)	(2,282)
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	—	—	838	2,014
Class N:
Shares Issued	5,757	3,425	31	94
Shares Issued in Lieu of Dividends and Distributions	106	97	11	14
Shares Redeemed	(3,552)	(2,064)	(79)	(304)
Redemption Fees	—	—	—	—
Increase (Decrease) in Net Assets from Class N Share Transactions	2,311	1,458	(37)	(196)
Servicing Class^:
Shares Issued	26,421	17,636	—	—
Shares Issued in Lieu of Dividends and Distributions	211	703	—	—
Shares Redeemed	(17,652)	(20,739)	—	—
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	8,980	(2,400)	—	—
Net Increase (Decrease) in Net Assets from Share Transactions	11,291	(942)	801	1,818
Total Increase (Decrease) in Net Assets	9,413	(94)	(1,944)	2,510

NET ASSETS:
Beginning of Year/Period	57,933	58,027	46,901	44,391
End of Year/Period	$67,346	$57,933	$44,957	$46,901
Undistributed net investment income	$—	$—	$—	$—

†
For the nine months ended September 30, 2013 and the years ended December 31, 2012 and December 31, 2011. Effective March 29, 2013, Rochdale Investment Trust’s Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio (each a “Predecessor Fund”) were merged into City National Rochdale Fund’s Intermediate Fixed Income Fund and Fixed Income Opportunities Fund, respectively. Information presented for the period prior to March 29, 2013, is that of the respective Predecessor Fund, which had a December 31 fiscal year end. See Note 1 in Notes to Financial Statements for additional information.

(1)	See Note 9 for shares issued and redeemed.

(2)	Institutional Class commenced operations on February 2, 2012.

(3)	Institutional Class commenced operations on March 22, 2012.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

*
On March 29, 2013, the Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio were reorganized into the City National Rochdale Intermediate Fixed Income Fund and City National Rochdale Fixed Income Opportunities Fund, respectively. See Note 1 in Notes to Financial Statements for additional information.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 130

City National Rochdale High Yield Bond Fund (2)		City National Rochdale Intermediate Fixed Income Fund †*			City National Rochdale Fixed Income Opportunities Fund †*			City National Rochdale Multi-Asset Fund (3)
2013	2012	2013	2012	2011	2013	2012	2011	2013	2012

$10,977	$9,712	$3,312	$4,083	$3,298	$34,256	$36,480	$21,099	$591	$864

857	1,469	(354)	473	816	5,542	1,021	3,394	1,977	(1,646)
—	—	—	—	—	—	—	—	55	39
—	—	—	—	—	(61)	(345)	31	—	—
(2,333)	8,146	(4,677)	4,019	(1,574)	(18,541)	21,386	(18,354)	(1,039)	4,175
9,501	19,327	(1,719)	8,575	2,540	21,196	58,542	6,170	1,584	3,432

(2,806)	(1,277)	—	—	—	—	—	—	(150)	(193)
(2,840)	(2,482)	(3,505)	(4,065)	(3,317)	(34,355)	(35,978)	(20,482)	(404)	(470)
(5,350)	(5,925)	—	—	—	—	—	—	(113)	(236)

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	(52)	(1,348)	(5,264)	—	—
—	—	—	—	—	—	—	—	—	—
(10,996)	(9,684)	(3,505)	(4,065)	(3,317)	(34,407)	(37,326)	(25,746)	(667)	(899)

6,781	42,923	—	—	—	—	—	—	1,941	15,151
2,324	1,195	—	—	—	—	—	—	150	193
(10,577)	(3,910)	—	—	—	—	—	—	(8,488)	(2,777)
(1,472)	40,208	—	—	—	—	—	—	(6,397)	12,567

15,763	10,301	56,237	52,862	66,170	337,721	204,737	297,255	2,100	2,415
1,427	1,589	1,718	3,348	3,006	19,896	34,855	23,868	267	303
(21,520)	(4,485)	(27,350)	(38,323)	(36,351)	(74,057)	(104,410)	(61,815)	(6,000)	(5,550)
—	—	—	5	5	—	13	15	—	—
(4,330)	7,405	30,605	17,892	32,830	283,560	135,195	259,323	(3,633)	(2,832)

62,803	71,253	—	—	—	—	—	—	194	4,333
674	2,062	—	—	—	—	—	—	55	189
(47,406)	(71,307)	—	—	—	—	—	—	(2,692)	(17,484)
16,071	2,008	—	—	—	—	—	—	(2,443)	(12,962)
10,269	49,621	30,605	17,892	32,830	283,560	135,195	259,323	(12,473)	(3,227)
8,774	59,264	25,381	22,402	32,053	270,349	156,411	239,747	(11,556)	(694)

153,765	94,501	130,359	107,957	75,904	654,095	497,684	257,937	44,767	45,461
$162,539	$153,765	$155,740	$130,359	$107,957	$924,444	$654,095	$497,684	$33,211	$44,767
$—	$23	$18	$173	$155	$196	$699	$542	$—	$19

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 131

statements of changes in net assets (000)
For the years ended September 30,

	City National Rochdale Dividend & Income Fund †*			City National Rochdale U.S. Core Equity Fund (2)
	2013	2012	2011	2013
OPERATIONS:
Net Investment Income (Loss)	$2,602	$4,050	$2,679	$572
Net Realized Gain (Loss) from:
Security Transactions	4,278	(2,661)	(1,399)	2,022
Distributions of Realized Gains from Investment Company Shares	—	116	—	—
Foreign Currency Transactions	8	(6)	1	—
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	8,298	7,411	5,849	18,822
Net Increase in Net Assets Resulting from Operations	15,186	8,910	7,130	21,416

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	—	—	—	—
Class N	(2,296)	(4,044)	(2,681)	(245)
Servicing Class	—	—	—	(326)
Return of Capital:
Class N	(1,135)	(727)	(502)	—
Total Dividends and Distributions	(3,431)	(4,771)	(3,183)	(571)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	—	—	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	—	—	—	—
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	—	—	—	—
Class N:
Shares Issued	65,148	49,255	49,571	61,997
Shares Issued in Lieu of Dividends and Distributions	2,657	4,440	2,938	211
Shares Redeemed	(39,891)	(48,715)	(20,226)	(6,431)
Redemption Fees	—	7	20	—
Increase (Decrease) in Net Assets from Class N Share Transactions	27,914	4,987	32,303	55,777
Servicing Class:
Shares Issued	—	—	—	70,761
Shares Issued in Lieu of Dividends and Distributions	—	—	—	3
Shares Redeemed	—	—	—	(12,322)
Increase in Net Assets from Servicing Class Share Transactions	—	—	—	58,442

Net Increase (Decrease) in Net Assets from Share Transactions	27,914	4,987	32,303	114,219
Total Increase (Decrease) in Net Assets	39,669	9,126	36,250	135,064

NET ASSETS:
Beginning of Year/Period	116,138	107,012	70,762	—
End of Year/Period	$155,807	$116,138	$107,012	$135,064
Undistributed (Distributions in excess of) net investment income/ Accumulated net investment loss	$(6)	$502	$555	$1

†
For the nine months ended September 30, 2013 and the years/period ended December 31, 2012 and December 31, 2011. Effective March 29, 2013, Rochdale Investment Trust’s Rochdale Dividend & Income Portfolio and Rochdale Emerging Markets Portfolio (each a “Predecessor Fund”) were merged into City National Rochdale Fund’s Dividend & Income Fund and Emerging Markets Fund, respectively. Information presented for the period prior to March 29, 2013, is that of the respective Predecessor Fund, which had a December 31 fiscal year end. See Note 1 in Notes to Financial Statements for additional information.

(1)	See Note 9 for shares issued and redeemed.

(2)	Commenced operations on December 3, 2012.

(3)	Commenced operations on December 14, 2011.

*
On March 29, 2013, the Rochdale Dividend & Income Portfolio and Rochdale Emerging Markets Portfolio were reorganized into the City National Rochdale Dividend & Income Fund and City National Rochdale Emerging Markets Fund, respectively. See Note 1 in Notes to Financial Statements for additional information.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 132

City National Rochdale Diversified Equity Fund		City National Rochdale Socially Responsible Equity Fund		City National Rochdale Emerging Markets Fund †*
2013	2012	2013	2012	2013	2012	2011(3)

$476	$283	$1,120	$1,199	$2,076	$127	$(5)

3,453	2,951	22,369	1,279	1,280	(2,280)	1
—	—	—	—	—	—	—
—	—	—	—	(985)	(359)	(5)
3,831	7,353	1,198	12,623	7,109	20,660	63
7,760	10,587	24,687	15,101	9,480	18,148	54

(451)	(267)	(887)	(995)	—	—	—
(28)	(16)	(247)	(204)	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	(67)	—
(479)	(283)	(1,134)	(1,199)	—	(67)	—

3	328	14,934	13,033	—	—	—
426	234	887	994	—	—	—
(153)	(20,515)	(68,200)	(8,834)	—	—	—
276	(19,953)	(52,379)	5,193	—	—	—

249	39	7,776	23,297	168,575	125,949	5,888
28	16	246	204	—	63	—
(1,673)	(2,041)	(8,192)	(2,181)	(20,853)	(13,211)	(8)
—	—	—	—	—	22	—
(1,396)	(1,986)	(170)	21,320	147,722	112,823	5,880

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

(1,120)	(21,939)	(52,549)	26,513	147,722	112,823	5,880
6,161	(11,635)	(28,996)	40,415	157,202	130,904	5,934

43,236	54,871	105,740	65,325	136,838	5,934	—
$49,397	$43,236	$76,744	$105,740	$294,040	$136,838	$5,934
$—	$—	$—	$—	$1,071	$(125)	$(5)

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 133

financial highlights
For a Share Outstanding Throughout Each Period For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†		Dividends from Net Investment Income		Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)
City National Rochdale Government Money Market Fund
Class N (commenced operations on June 21, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$3,040,396	0.13%	0.01%	0.97%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	2,808,068	0.14	0.01	1.11
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	2,926,120	0.14	0.02	1.11
2010	1.00	0.000	^	(0.000	)^	1.00	0.02	2,598,035	0.19	0.02	1.12
2009	1.00	0.002		(0.002)		1.00	0.19	2,549,147	0.47	0.21	1.13
Class S (commenced operations on October 6, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$475,151	0.12%	0.01%	1.11%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	288,922	0.14	0.01	1.11
2011	1.00	0.000	^	(0.000	)^	1.00	0.01	291,194	0.15	0.01	1.11
2010	1.00	0.000	^	(0.000	)^	1.00	0.01	348,698	0.20	0.01	1.12
2009	1.00	0.001		(0.001)		1.00	0.12	298,842	0.54	0.13	1.13
Servicing Class (commenced operations on April 3, 2000)^^
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$128,423	0.12%	0.01%	0.61%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	96,452	0.14	0.01	0.61
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	51,705	0.14	0.03	0.61
2010	1.00	0.000	^	(0.000	)^	1.00	0.04	81,050	0.17	0.04	0.62
2009	1.00	0.003		(0.003)		1.00	0.27	123,863	0.36	0.26	0.65
City National Rochdale Prime Money Market Fund
Institutional Class (commenced operations on December 19, 2012)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.02%	$11,207	0.18%	0.02%	0.35%
Class N (commenced operations on October 18, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.02%	$424,972	0.20%	0.02%	0.96%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	394,036	0.24	0.01	1.10
2011	1.00	0.000	^	(0.000	)^	1.00	0.03	450,282	0.25	0.03	1.10
2010	1.00	0.000	^	(0.000	)*^	1.00	0.06	432,235	0.28	0.04	1.10
2009	1.00	0.003		(0.003)		1.00	0.33	656,769	0.61	0.39	1.15
Class S (commenced operations on October 26, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$207,252	0.21%	0.01%	1.09%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	256,060	0.24	0.01	1.10
2011	1.00	0.000	^	0.000	^	1.00	0.02	265,116	0.27	0.01	1.10
2010	1.00	0.000	^	(0.000	)*^	1.00	0.04	352,575	0.30	0.02	1.10
2009	1.00	0.002		(0.002)		1.00	0.23	372,762	0.73	0.28	1.15
Servicing Class (commenced operations on March 23, 1998)^^
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.02%	$613,445	0.19%	0.02%	0.59%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	506,728	0.23	0.02	0.60
2011	1.00	0.001		(0.001)		1.00	0.06	630,250	0.22	0.05	0.60
2010	1.00	0.001		(0.001	)*	1.00	0.09	489,980	0.24	0.08	0.60
2009	1.00	0.005		(0.005)		1.00	0.46	543,326	0.44	0.46	0.65
City National Rochdale California Tax Exempt Money Market Fund
Class N (commenced operations on June 21, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$673,208	0.11%	0.01%	0.97%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	666,532	0.12	0.01	1.11
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	628,163	0.17	0.02	1.12
2010	1.00	0.000	^	(0.000	)*^	1.00	0.03	638,839	0.20	0.02	1.12
2009	1.00	0.002		(0.002)		1.00	0.23	704,840	0.41	0.25	1.16
Class S (commenced operations on November 12, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$79,312	0.11%	0.01%	1.11%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	99,970	0.12	0.01	1.11
2011	1.00	0.000	^	(0.000	)^	1.00	0.01	78,221	0.17	0.01	1.12
2010	1.00	0.000	^	(0.000	)*^	1.00	0.01	48,265	0.22	0.01	1.12
2009	1.00	0.002		(0.002)		1.00	0.17	74,396	0.54	0.26	1.16
Servicing Class (commenced operations on April 3, 2000)^^
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$165,740	0.10%	0.01%	0.61%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	137,665	0.12	0.01	0.61
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	169,932	0.16	0.02	0.62
2010	1.00	0.000	^	(0.000	)*^	1.00	0.04	140,238	0.19	0.04	0.63
2009	1.00	0.003		(0.003)		1.00	0.33	141,579	0.30	0.31	0.65

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.001.

^^	Effective November 28, 2012, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

*	Includes a realized capital gain distribution of less than $0.001.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 134

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distri-butions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Limited Maturity Fixed Income Fund
Institutional Class (commenced operations on October 22,1988)
2013	$11.25	$0.06	$(0.08)	$(0.07)	$—	$11.16	(0.15)%	$40,205	0.64%	0.51%	0.64%	32%
2012	11.15	0.09	0.12	(0.11)	—	11.25	1.88	48,141	0.68	0.85	0.68	87
2011	11.21	0.16	(0.06)	(0.16)	—	11.15	0.92	31,743	0.66	1.46	0.67	50
2010	11.06	0.20	0.16	(0.21)	—	11.21	3.28	33,279	0.73	1.82	0.71	118
2009	10.49	0.30	0.57	(0.30)	—	11.06	8.44	37,255	0.75	2.66	0.76	98
Class N (commenced operations on October 22, 2004)
2013	$11.26	$0.03	$(0.08)	$(0.05)	$—	$11.16	(0.49)%	$4,530	0.89%	0.26%	1.14%	32%
2012	11.15	0.08	0.11	(0.08)	—	11.26	1.71	4,347	0.94	0.69	1.19	87
2011	11.22	0.14	(0.08)	(0.13)	—	11.15	0.58	6,402	0.91	1.21	1.17	50
2010	11.07	0.16	0.17	(0.18)	—	11.22	3.04	9,262	0.98	1.48	1.22	118
2009	10.51	0.27	0.57	(0.28)	—	11.07	8.07	1,471	1.00	2.29	1.24	98
City National Rochdale Government Bond Fund
Institutional Class (commenced operations on February 1, 2012)
2013	$10.73	$0.11	$(0.23)	$(0.14)	$—	$10.47	(1.11)%	$56,351	0.54%	1.03%	0.52%	28%
2012	10.75	0.05	0.04	(0.11)	—	10.73	0.01	55,502	0.55	0.96	0.53	55
Class N (commenced operations on April 13, 2000)
2013	$10.75	$0.04	$(0.21)	$(0.09)	$—	$10.49	(1.60)%	$2,505	1.03%	0.38%	1.02%	28%
2012	10.77	0.06	0.05	(0.12)	(0.01)	10.75	0.01	2,970	1.03	0.56	1.03	55
2011	10.68	0.12	0.15	(0.18)	—	10.77	2.60	2,940	0.95	1.17	1.03	86
2010	10.60	0.16	0.16	(0.24)	—	10.68	3.10	3,251	0.95	1.57	1.03	93
2009	10.42	0.32	0.18	(0.32)	—	10.60	4.91	3,109	0.95	3.04	1.02	85
Servicing Class (commenced operations on January 14, 2000)^
2013	$10.72	$0.07	$(0.20)	$(0.12)	$—	$10.47	(1.26)%	$114,953	0.79%	0.62%	0.77%	28%
2012	10.75	0.09	0.03	(0.14)	(0.01)	10.72	0.01	124,121	0.77	0.83	0.78	55
2011	10.66	0.15	0.15	(0.21)	—	10.75	2.86	175,866	0.70	1.40	0.78	86
2010	10.58	0.19	0.16	(0.27)	—	10.66	3.37	155,376	0.70	1.81	0.78	93
2009	10.40	0.35	0.18	(0.35)	—	10.58	5.18	71,966	0.70	3.29	0.77	85
City National Rochdale Corporate Bond Fund
Class N (commenced operations on April 13, 2000)
2013	$10.91	$0.16	$(0.10)	$(0.17)	$(0.09)	$10.71	0.49%	$3,100	1.00%	1.51%	1.00%	29%
2012	10.59	0.22	0.37	(0.22)	(0.05)	10.91	0.06	2,535	1.00	2.05	1.00	31
2011	10.89	0.29	(0.30)	(0.29)	—	10.59	(0.10)	2,481	1.00	2.69	1.00	40
2010	10.57	0.33	0.32	(0.33)	—	10.89	6.23	2,384	0.99	3.05	1.00	28
2009	9.77	0.36	0.81	(0.37)	—	10.57	12.19	995	0.99	3.59	1.00	30
Servicing Class (commenced operations on January 14, 2000)^
2013	$10.90	$0.19	$(0.11)	$(0.19)	$(0.09)	$10.70	0.75%	$135,184	0.75%	1.77%	0.75%	29%
2012	10.58	0.25	0.37	(0.25)	(0.05)	10.90	0.06	133,787	0.75	2.30	0.75	31
2011	10.88	0.32	(0.30)	(0.32)	—	10.58	0.15	111,563	0.75	2.94	0.75	40
2010	10.56	0.35	0.32	(0.35)	—	10.88	6.50	105,571	0.74	3.32	0.75	28
2009	9.76	0.39	0.80	(0.39)	—	10.56	12.48	88,897	0.74	3.88	0.75	30
City National Rochdale California Tax Exempt Bond Fund
Class N (commenced operations on April 13, 2000)
2013	$10.86	$0.18	$(0.22)	$(0.18)	$(0.10)	$10.54	(0.45)%	$8,197	0.87%	1.64%	0.86%	34%
2012	10.70	0.22	0.23	(0.22)	(0.07)	10.86	4.32	6,093	0.83	2.07	0.86	27
2011	10.73	0.26	0.01	(0.26)	(0.04)	10.70	2.65	4,563	0.75	2.46	0.87	26
2010	10.60	0.29	0.13	(0.29)	—	10.73	4.06	3,309	0.75	2.75	0.87	28
2009	10.09	0.30	0.51	(0.30)	—	10.60	8.15	1,902	0.75	2.92	0.87	50
Servicing Class (commenced operations on January 14, 2000)^
2013	$10.83	$0.20	$(0.22)	$(0.20)	$(0.10)	$10.51	(0.20)%	$59,149	0.62%	1.91%	0.62%	34%
2012	10.67	0.25	0.23	(0.25)	(0.07)	10.83	4.59	51,840	0.58	2.34	0.61	27
2011	10.70	0.29	0.01	(0.29)	(0.04)	10.67	2.92	53,464	0.50	2.73	0.62	26
2010	10.57	0.32	0.13	(0.32)	—	10.70	4.34	40,457	0.50	3.03	0.62	28
2009	10.06	0.33	0.51	(0.33)	—	10.57	8.45	38,581	0.50	3.18	0.61	50

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 135

financial highlights
For a Share Outstanding Throughout Each Period For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distr-ibutions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Full Maturity Fixed Income Fund
Institutional Class (commenced operations on October 20, 1988)
2013	$11.06	$0.19	$(0.38)	$(0.21)	$(0.24)	$10.42	(1.78)%	$44,705	0.65%	1.82%	0.65%	39%
2012	10.91	0.24	0.30	(0.25)	(0.14)	11.06	5.11	46,595	0.68	2.16	0.68	68
2011	10.91	0.29	0.07	(0.30)	(0.06)	10.91	3.36	43,894	0.66	2.70	0.67	43
2010	10.46	0.36	0.50	(0.36)	(0.05)	10.91	8.48	45,756	0.70	3.40	0.71	63
2009	9.90	0.40	0.56	(0.40)	—	10.46	9.95	39,495	0.75	3.97	0.75	56
Class N (commenced operations on May 11, 2004)
2013	$11.05	$0.17	$(0.38)	$(0.19)	$(0.24)	$10.41	(2.02)%	$252	0.90%	1.57%	1.15%	39%
2012	10.90	0.21	0.30	(0.22)	(0.14)	11.05	4.85	306	0.93	1.94	1.18	68
2011	10.90	0.26	0.07	(0.27)	(0.06)	10.90	3.10	497	0.91	2.46	1.17	43
2010	10.46	0.33	0.50	(0.34)	(0.05)	10.90	8.12	3,818	0.95	3.08	1.21	63
2009	9.89	0.39	0.56	(0.38)	—	10.46	9.79	1,086	1.00	3.70	1.26	56
City National Rochdale High Yield Bond Fund
Institutional Class (commenced operations on February 2, 2012)
2013	$8.64	$0.60	$(0.05)	$(0.60)	$—	$8.59	6.49%	$39,219	0.75%	6.87%	0.75%	56%
2012	8.39	0.43	0.26	(0.44)	—	8.64	8.39	40,891	0.85	7.66	0.85	41
Class N (commenced operations on January 14, 2000)
2013	$8.64	$0.56	$(0.05)	$(0.56)	$—	$8.59	5.95%	$34,371	1.27%	6.37%	1.26%	56%
2012	7.98	0.62	0.66	(0.62)	—	8.64	16.56	38,629	1.38	7.43	1.39	41
2011	8.31	0.69	(0.33)	(0.69)	—	7.98	4.14	28,672	1.30	8.12	1.40	56
2010	7.56	0.70	0.74	(0.69)	—	8.31	19.81	24,010	1.30	8.68	1.40	87
2009	7.40	0.60	0.18	(0.62)	—	7.56	12.61	19,637	1.30	9.43	1.40	59
Servicing Class (commenced operations on January 14, 2000)^
2013	$8.63	$0.58	$(0.04)	$(0.58)	$—	$8.59	6.35%	$88,949	0.99%	6.58%	0.99%	56%
2012	7.98	0.65	0.65	(0.65)	—	8.63	16.77	74,245	1.08	7.76	1.09	41
2011	8.31	0.72	(0.33)	(0.72)	—	7.98	4.45	65,829	1.00	8.43	1.10	56
2010	7.56	0.72	0.75	(0.72)	—	8.31	20.17	33,845	1.00	8.89	1.10	87
2009	7.40	0.62	0.18	(0.64)	—	7.56	12.94	16,355	1.00	9.75	1.10	59
City National Rochdale Intermediate Fixed Income Fund
Class N (commenced operations on December 31, 1999)
2013*	$26.76	$0.60	$(0.85)	$(0.62)	$—	$25.89	(0.96)%	$155,740	1.02%	3.04%	1.04%	21%
2012	25.68	0.95	1.08	(0.95)	—	26.76	7.99	130,359	1.13	3.59	1.12	26
2011	25.89	0.97	(0.23)	(0.95)	—	25.68	2.88	107,957	1.15	3.74	1.15	58
2010	25.11	0.95	0.79	(0.96)	—	25.89	7.01	75,900	1.15	3.79	1.12	52
2009	24.68	0.95	0.44	(0.96)	—	25.11	5.77	61,600	1.12	3.99	1.22	70
City National Rochdale Fixed Income Opportunities Fund
Class N (commenced operations on July 1, 2009)
2013*	$27.20	$1.28	$(0.43)	$(1.22)	$— ^^	$26.83	3.16%	$924,444	1.08%	6.24%	1.11%	52%
2012	26.16	1.70	1.04	(1.64)	(0.06)	27.20	10.70	654,095	1.12	6.29	1.12	41
2011	27.34	1.58	(1.02)	(1.45)	(0.29)	26.16	2.04	497,684	1.16	5.80	1.16	60
2010	26.56	1.79	1.07	(1.79)	(0.29)	27.34	11.10	257,900	1.18	6.60	1.18	62
2009	25.00	0.76	1.38	(0.52)	(0.06)	26.56	8.60	166,200	1.21	5.82	1.21	22

*
For the nine months ended September 30, 2013 and the year or period ended December 31. Effective March 29, 2013, Rochdale Investment Trust’s Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio (each a “Predecessor Fund”) were merged into City National Rochdale Fund’s Intermediate Fixed Income Fund and Fixed Income Opportunities Fund, respectively. Information presented for the period prior to March 29, 2013, is that of the respective Predecessor Fund, which had a December 31 fiscal year end. See Note 1 in Notes to Financial Statements for additional information.

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

^^	Amount represents less than $0.01 per share.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 136

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Redem-ption Fees	Dividends from Net Investment Income	Distri-butions from Realized Capital Gains	Distri-butions from Return of Capital	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Net Investment Income to Average Net Assets(1)		Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Multi-Asset Fund
Institutional Class (commenced operations on March 22, 2012)
2013	$10.44	$0.20	$0.29	$—	$(0.23)	$—	$—	$10.70	4.79%	$6,307	0.59%		1.85%	0.59%		56%
2012	10.45	0.12	0.03	—	(0.16)	—	—	10.44	1.45	12,536	0.59		2.17	0.61		89
Class N (commenced operations on October 1, 2007)
2013	$10.44	$0.15	$0.29	$—	$(0.18)	$—	$—	$10.70	4.25%	$21,966	1.09%		1.45%	1.10%		56%
2012	9.88	0.18	0.57	—	(0.19)	—	—	10.44	7.61	25,001	1.09		1.72	1.10		89
2011	10.36	0.17	(0.48)	—	(0.17)	—	—	9.88	(3.11)	26,377	1.09		1.57	1.10		67
2010	9.86	0.17	0.50	—	(0.17)	—	—	10.36	6.89	22,019	1.09		1.69	1.10		76
2009	9.69	0.13	0.18	—	(0.14)	—	—	9.86	3.29	16,837	1.09		1.46	1.10		94
Servicing Class (commenced operations on October 1, 2007)^^
2013	$10.45	$0.18	$0.29	$—	$(0.21)	$—	$—	$10.71	4.51%	$4,938	0.84%		1.70%	0.84%		56%
2012	9.88	0.20	0.57	—	(0.20)	—	—	10.45	7.89	7,230	0.84		1.99	0.84		89
2011	10.37	0.19	(0.48)	—	(0.20)	—	—	9.88	(2.97)	19,084	0.84		1.76	0.85		67
2010	9.87	0.20	0.50	—	(0.20)	—	—	10.37	7.15	11,258	0.84		1.96	0.85		76
2009	9.70	0.15	0.18	—	(0.16)	—	—	9.87	3.54	8,423	0.83		1.71	0.84		94
City National Rochdale Dividend & Income Fund
Class N (commenced operations on June 1, 1999)
2013*	$29.07	$0.62	$3.37	$—	$(0.54)	$—	$(0.27)	$32.25	13.74%	$155,807	1.16%		2.55%	1.19%		17%
2012	28.06	0.92	1.17	—	(0.92)	—	(0.16)	29.07	7.49	116,138	1.38		3.18	1.37		13
2011	26.73	0.90	1.46	0.01	(0.88)	—	(0.16)	28.06	9.02	107,012	1.40		3.27	1.40		21
2010	23.71	0.82	3.24	—	(0.81)	—	(0.23)	26.73	17.48	70,800	1.35		3.29	1.35		16
2009	20.87	0.90	2.94	—	(0.87)	—	(0.13)	23.71	19.21	59,100	1.47		4.25	1.48		16
City National Rochdale U.S. Core Equity Fund
Institutional Class (commenced operations on December 3, 2012)
2013	$10.00	$0.14	$2.08	$—	$(0.09)	$—	$—	$12.13	22.23%	$—	0.00%	(3)	1.57%	0.00%	(3)	32%
Class N (commenced operations on December 3, 2012)
2013	$10.00	$0.05	$2.08	$—	$(0.05)	$—	$—	$12.08	21.33%	66,145	0.99%		0.52%	0.99%		32%
Servicing Class (commenced operations on December 3, 2012)
2013	$10.00	$0.07	$2.08	$—	$(0.06)	$—	$—	$12.09	21.60%	68,919	0.74%		0.73%	0.74%		32%
City National Rochdale Diversified Equity Fund
Institutional Class (commenced operations on October 20, 1988)
2013	$13.82	$0.16	$2.34	$—	$(0.16)	$—	$—	$16.16	18.18%	$46,412	0.79%		1.05%	0.89%		54%
2012	11.33	0.08	2.49	—	(0.08)	—	—	13.82	22.75	39,412	0.88		0.60	0.93		72
2011	11.88	0.05	(0.55)	—	(0.05)	—	—	11.33	(4.27)	50,029	0.89		0.37	0.90		112
2010	11.19	0.06	0.69	—	(0.06)	—	— ^	11.88	6.69	56,809	0.94		0.51	0.95		105
2009	12.19	0.11	(1.00)	—	(0.10)	—	(0.01)	11.19	(7.08)	50,425	0.98		1.15	0.99		93
Class N (commenced operations on December 30, 2002)
2013	$13.86	$0.12	$2.35	$—	$(0.12)	$—	$—	$16.21	17.89%	$2,985	1.04%		0.83%	1.39%		54%
2012	11.37	0.04	2.50	—	(0.05)	—	—	13.86	22.35	3,824	1.13		0.34	1.43		72
2011	11.92	0.02	(0.56)	—	(0.01)	—	—	11.37	(4.50)	4,842	1.14		0.11	1.40		112
2010	11.22	0.03	0.70	—	(0.03)	—	—	11.92	6.50	6,610	1.19		0.26	1.45		105
2009	12.22	0.09	(1.00)	—	(0.09)	—	—	11.22	(7.30)	5,560	1.23		0.91	1.49		93

*
For the nine months ended September 30, 2013 and the year or period ended December 31. Effective March 29, 2013, the Rochdale Investment Trust’s Rochdale Dividend & Income Portfolio (the “Predecessor Fund”) was merged into City National Rochdale Funds’ Dividend & Income Fund. Information presented for the period prior to March 29, 2013, is that of the Predecessor Fund, which had a December 31 fiscal year end. See Note 1 in Notes to Financial Statements for additional information.

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.01 per share.

^^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

(3)	Amount represents less than 0.01%.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 137

financial highlights
For a Share Outstanding Throughout Each Period
For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gains (Losses) on Securities†	Redem-ption Fees		Dividends from Net Investment Income	Distri-butions from Realized Capital Gains	Distri-butions from Return of Capital		Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Net Invest-ment Income (Loss) to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Socially Responsible Equity Fund
Institutional Class (commenced operations on January 3, 2005)
2013	$10.06	$0.12		$2.22	$—		$(0.12)	$—	$—		$12.28	23.38%	$45,357	0.87%	1.10%	0.87%	42%
2012	8.38	0.13		1.68	—		(0.13)	—	—		10.06	21.63	80,109	0.90	1.37	0.90	38
2011	8.81	0.12		(0.43)	—		(0.12)	—	—		8.38	(3.67)	62,193	0.88	1.27	0.89	22
2010	8.20	0.09		0.61	—		(0.09)	—	—	^	8.81	8.51	59,746	0.95	1.01	0.96	36
2009	9.51	0.12		(1.30)	—		(0.13)	—	—		8.20	(12.11)	52,406	0.97	1.74	0.98	48
Class N (commenced operations on August 12, 2005)
2013	$10.04	$0.09		$2.22	$—		$(0.09)	$—	$—		$12.26	23.12%	$31,387	1.13%	0.81%	1.38%	42%
2012	8.37	0.11		1.67	—		(0.11)	—	—		10.04	21.28	25,631	1.15	1.13	1.40	38
2011	8.79	0.10		(0.42)	—		(0.10)	—	—		8.37	(3.80)	3,132	1.13	1.05	1.39	22
2010	8.19	0.07		0.60	—		(0.07)	—	—		8.79	8.15	2,424	1.20	0.81	1.46	36
2009	9.50	0.11		(1.31)	—		(0.11)	—	—		8.19	(12.34)	1,101	1.22	1.49	1.48	48
City National Rochdale Emerging Markets Fund
Class N (commenced operations on December 14, 2011)
2013*	$32.31	$0.33		$1.60	$—		$—	$—	$—		$34.24	5.97%	$294,040	1.62%	1.31%	1.69%	25%
2012	25.28	0.04		7.00	0.01		—	—	(0.02)		32.31	27.87	136,838	1.97	0.15	1.94	69
2011	25.00	(0.02	)(3)	0.30	—	^	—	—	—		25.28	1.12	5,934	2.25	(2.15)	9.74	6

*
For the nine months ended September 30, 2013 and the year or period ended December 31. Effective March 29, 2013, the Rochdale Investment Trust’s Rochdale Emerging Markets Portfolio (the “Predecessor Fund”) was merged into City National Rochdale Fund’s Emerging Markets Fund. Information presented for the period prior to March 29, 2013, is that of the Predecessor Fund, which had a December 31 fiscal year end. See Note 1 in Notes to Financial Statements for additional information.

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.01 per share.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 138

notes to financial statements
September 30, 2013

1.	ORGANIZATION:

City National Rochdale Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company currently offering the following 17 series (each a “Fund” and collectively, the “Funds”): City National Rochdale Government Money Market Fund, City National Rochdale Prime Money Market Fund, City National Rochdale California Tax Exempt Money Market Fund (collectively, the “Money Market Funds”); City National Rochdale Limited Maturity Fixed Income Fund, City National Rochdale Government Bond Fund, City National Rochdale Corporate Bond Fund, City National Rochdale California Tax Exempt Bond Fund, City National Rochdale Full Maturity Fixed Income Fund, City National Rochdale High Yield Bond Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund (collectively, the “Fixed Income Funds”); City National Rochdale Multi-Asset Fund; City National Rochdale Dividend & Income Fund, City National Rochdale U.S. Core Equity Fund, City National Rochdale Diversified Equity Fund, City National Rochdale Socially Responsible Equity Fund (collectively, the “Equity Funds”); and City National Rochdale Emerging Markets Fund.

Prior to September 10, 2013, the name of each of the Funds was as follows:

NAME PRIOR TO SEPTEMBER 10, 2013	CURRENT NAME
CNI Charter Government Money Market Fund	City National Rochdale Government Money Market Fund (“Government Money Market Fund”)
CNI Charter Prime Money Market Fund	City National Rochdale Prime Money Market Fund (“Prime Money Market Fund”)
CNI Charter California Tax Exempt Money Market Fund	City National Rochdale California Tax Exempt Money Market Fund (“California Tax Exempt Money Market Fund”)
CNI Charter Limited Maturity Fixed Income Fund	City National Rochdale Limited Maturity Fixed Income Fund (“Limited Maturity Fixed Income Fund”)
CNI Charter Government Bond Fund	City National Rochdale Government Bond Fund (“Government Bond Fund”)
CNI Charter Corporate Bond Fund	City National Rochdale Corporate Bond Fund (“Corporate Bond Fund”)
CNI Charter California Tax Exempt Bond Fund	City National Rochdale California Tax Exempt Bond Fund (“California Tax Exempt Bond Fund”)
CNI Charter Full Maturity Fixed Income Fund	City National Rochdale Full Maturity Fixed Income Fund (“Full Maturity Fixed Income Fund”)
CNI Charter High Yield Bond Fund	City National Rochdale High Yield Bond Fund (“High Yield Bond Fund”)
CNI Charter Intermediate Fixed Income Fund	City National Rochdale Intermediate Fixed Income Fund (“Intermediate Fixed Income Fund”)
CNI Charter Fixed Income Opportunities Fund	City National Rochdale Fixed Income Opportunities Fund (“Fixed Income Opportunities Fund”)
CNI Charter Multi-Asset Fund	City National Rochdale Multi-Asset Fund (“Multi-Asset Fund”)
CNI Charter Dividend & Income Fund	City National Rochdale Dividend & Income Fund (“Dividend & Income Fund”)
CNI Charter U.S. Core Equity Fund	City National Rochdale U.S. Core Equity Fund (“U.S. Core Equity Fund”)
CNI Charter Diversified Equity Fund	City National Rochdale Diversified Equity Fund (“Diversified Equity Fund”)
CNI Charter Socially Responsible Equity Fund	City National Rochdale Socially Responsible Equity Fund (“Socially Responsible Equity Fund”)
CNI Charter Emerging Markets Fund	City National Rochdale Emerging Markets Fund (“Emerging Markets Fund”)

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notes to financial statements
September 30, 2013

Prior to September 10, 2013, the name of the Trust was CNI Charter Funds.

Effective September 10, 2013, Rochdale Investment Management, LLC, investment manager of the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund, changed its name to City National Rochdale, LLC (“City National Rochdale”). Also effective September 10, 2013, City National Asset Management, Inc.(“CNAM”), a wholly-owned subsidiary of City National Bank and investment manager of all the Funds except the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund, reorganized into City National Rochdale.

On December 11, 2012, the Board of Trustees of the Rochdale Investment Trust, an open-end management investment company registered under the 1940 Act, approved the reorganization of each Portfolio of the Rochdale Investment Trust into a corresponding Fund of the Trust. This included the Rochdale Dividend & Income Portfolio, the Rochdale Intermediate Fixed Income Portfolio, the Rochdale Fixed Income Opportunities Portfolio and the Rochdale Emerging Markets Portfolio. The effective date of the reorganization of each Portfolio (each a “Predecessor Fund” and collectively the “Predecessor Funds”) into a corresponding Fund of the Trust was March 29, 2013. Each Predecessor Fund was the accounting survivor in the reorganization and, as such, the financial statements and financial highlights reflect the financial information of the Predecessor Funds through March 28, 2013.

Effective November 28, 2012, Institutional Class was redesignated Servicing Class for the Government Money Market Fund, Prime Money Market Fund and California Tax Exempt Money Market Fund. Also effective November 28, 2012, the Prime Money Market Fund opened a new Institutional Class.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified with the exception of the California Tax Exempt Bond Fund and the Emerging Markets Fund, which are non-diversified. The Funds’ prospectus provides descriptions of each Fund’s investment objectives, policies and strategies.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. Investments in underlying registered investment companies are valued at their respective daily net assets in accordance with pricing procedures approved by their respective boards. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from one or more independent brokers.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading

CITY NATIONAL ROCHDALE FUNDS | PAGE 140

market is temporarily closed at a time when under normal conditions it would be open; for international securities, market events occur after the close of the foreign markets that make closing prices not representative of fair value; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended September 30, 2013, there have been no changes to the Funds’ fair valuation methodologies. For more details of the investment classification, refer to the Schedules of Investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific method, which approximates the effective interest method over the holding period of a security, except for the Money Market Funds, which use a straight line basis which is not materially different from the scientific method.

Repurchase Agreements – Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank, U.S. Bank, N.A., until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the investment adviser require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

TBA Transactions – The Funds may engage in “to be announced” (“TBA”) security transactions. Such transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds record TBA securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

Expense Allocation – Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average daily net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Funds, depending on the nature of the expenditure.

Classes – Class-specific expenses are borne by that class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid to shareholders monthly for the Money Market Funds and Fixed Income Funds except for the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Dividend & Income Fund. Dividends from net investment income are declared and paid quarterly for the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund, Multi-

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notes to financial statements
September 30, 2013

Asset Fund and Equity Funds. Dividends from net investment income are declared and paid annually for the Emerging Markets Fund. Distributions from net realized capital gains are distributed to shareholders at least annually.

Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss upon the sale of a security resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Forward Foreign Currency Contracts – A forward foreign currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded as an unrealized gain (loss) on forward foreign currency contracts in the Statements of Assets and Liabilities. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed which is included within realized gain (loss) on foreign currency transactions in the Statement of Operations. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Restricted Securities – Include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Master Limited Partnerships – Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The City National Rochdale Dividend & Income Fund may, as a non-principal investment strategy, invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, and gain from the sale or other disposition of a capital asset held for the production of such income. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy, natural resources or real estate sector.

Investments in Irish Subsidiary – The Fixed Income Opportunities Fund may invest up to 15% of its net assets in life insurance policies and interests related thereto purchased through life settlement transactions. The Fund may invest in life insurance policies and related interests directly or through a wholly-owned subsidiary of the Fund under the laws of Ireland (the “Subsidiary”).

The principal purpose of investment in the Subsidiary is to allow the Fixed Income Opportunities Fund to gain exposure to life insurance policies within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary is a company organized under the laws of Ireland and is overseen by its own board of directors. Although

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the Subsidiary has its own board of directors, the Subsidiary is wholly-owned and controlled by the Fund. The Subsidiary is not an investment company registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

As of September 30, 2013, the only operation by the Irish Subsidiary was a $5,000,000 commitment to purchase individual life insurance policies.

Redemption Fees – Prior to January 9, 2013, the Predecessor Funds charged a 2% redemption fee on shares redeemed or exchanged within 45 days of purchase. These fees were deducted from the redemption proceeds otherwise payable out of a Predecessor Fund to the shareholder. Each Predecessor Fund retained the fee charged as paid-in capital and such fees became part of the Predecessor Fund’s daily net asset value (“NAV”) calculations. Effective January 9, 2013, the Board of Trustees of the Rochdale Investment Trust approved the elimination of the redemption fee charged by the Predecessor Funds.

Investment in Affiliated Security – The Funds may invest excess cash in the Money Market Funds. The Multi-Asset Fund also invests in other series of the Trust.

3.	ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS:

Pursuant to an Amended and Restated Administration Agreement dated January 1, 2013 (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s administrator. Under the terms of the Agreement, the Administrator is entitled to receive an annual fee of 0.050% of aggregate average daily net assets of the Trust not exceeding $2.0 billion, 0.040% of aggregate average daily net assets of the Trust exceeding $2.0 billion but not exceeding $4 billion, 0.030% of aggregate average daily net assets of the Trust exceeding $4 billion but not exceeding $6 billion, 0.025% of aggregate average daily net assets of the Trust exceeding $6 billion but not exceeding $8 billion, and 0.020% of aggregate average net assets of the Trust exceeding $8 billion. Each Fund is subject to a minimum annual fee of $1,800,000 for the first twenty portfolios of the Trust and $90,000 for each portfolio thereafter which may be reduced at the sole discretion of the Administrator.

Prior to January 1, 2013, the Administrator was entitled to receive an annual fee of 0.065% of aggregate average daily net assets of the Trust not exceeding $2.5 billion, 0.045% of aggregate average daily net assets of the Trust exceeding $2.5 billion but not exceeding $5 billion, 0.025% of aggregate average daily net assets of the Trust exceeding $5 billion but not exceeding $7.5 billion, and 0.02% of aggregate average daily net assets of the Trust exceeding $7.5 billion. Each Fund was subject to a minimum annual fee of $90,000, which may have been reduced at the sole discretion of the Administrator.

The Trust has adopted a Rule 12b-1 Distribution Plan (“the Plan”) with respect to Class N and Class S Shares that allows each Fund to pay distribution and servicing fees. Pursuant to the Plan, SEI Investments Distribution Co. (the “Distributor”) receives a distribution fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Class S Shares and 0.30% of the average daily net assets of the Class N Shares of the Money Market Funds and 0.25% of the Class N Shares of the Fixed Income Funds, Multi-Asset Fund, Equity Funds and the Emerging Markets Fund, which may be used by the Distributor to provide compensation for sales support and distribution-related activities. Prior to January 28, 2013 the Distributor received a distribution fee at the annual rate of 0.50% of the average daily net assets of Class N shares of the money market funds.

Effective March 18, 2013, US Bancorp Fund Services, LLC (the “Transfer Agent”) serves as transfer agent for the Trust and provides services at an annual rate of $20,000 per share class for all Funds plus other transaction based fees and out-of-pocket expenses. Prior to March 18, 2013, SEI Institutional Transfer Agency, a division of SEI Investments Management Corporation, served as transfer agent for the Trust and provided services at an annual rate of $15,000 per share class for all Funds plus other transaction based fees and out-of-pocket expenses.

Prior to March 18, 2013, UMB Fund Services served as sub-transfer agent for all share classes of the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Diversified Equity Fund and Socially Responsible Equity Fund, and provided services at an annual rate of $14,000 per share class plus other transaction based fees and out of pocket expenses.

The Trust has entered into Shareholder Servicing Agreements that permit payment of compensation to City National Bank (“CNB”) and its affiliates (including City National Rochdale), which provide certain shareholder support for their customers who own Servicing Class (for the Money Market Funds only), Class N, Class S or Servicing Class Shares. In consideration for such services, a shareholder

CITY NATIONAL ROCHDALE FUNDS | PAGE 143

notes to financial statements
September 30, 2013

servicing fee is charged at the annual rate of up to 0.25% of average daily net assets of the relevant class of each Fund. CNB and City National Rochdale have agreed to voluntarily waive portions of their shareholder servicing fees with respect to certain Funds. For the year ended September 30, 2013, CNB and City National Rochdale received $1,500,664 in Shareholder Servicing fees from the Trust.

Certain officers of the Trust are also officers or employees of City National Rochdale or the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

4.	INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

Under the terms of the current investment management agreements, City National Rochdale receives an annual fee equal to a percentage of the average daily net assets of each Fund, as follows:

Fund	Fee
Government Money Market Fund	0.26%
Prime Money Market Fund	0.25
California Tax Exempt Money Market Fund	0.27
Limited Maturity Fixed Income Fund	0.50
Government Bond Fund	0.43
Corporate Bond Fund	0.40
California Tax Exempt Bond Fund	0.27
Full Maturity Fixed Income Fund	0.50
High Yield Bond Fund	0.60*
Intermediate Fixed Income Fund	0.40
Fixed Income Opportunities Fund	0.50
Multi-Asset Fund	0.50
Dividend & Income Fund	0.50
U.S. Core Equity Fund	0.40
Diversified Equity Fund	0.75**
Socially Responsible Equity Fund	0.75
Emerging Markets Fund	1.00

*	Prior to January 28, 2013 this fee was 0.75% of average daily net assets.

**
City National Rochdale has contractually agreed to waive a portion of the annual management fee payable to it by the Diversified Equity Fund, thereby reducing the annual management fee from 0.75% of average daily net assets to 0.65% of average daily net assets. This limitation will be in effect until January 28, 2014.

Robert W. Baird & Co., Incorporated and Boyd Watterson Asset Management, LLC act as the investment sub-advisers with respect to the Full Maturity Fixed Income Fund.

Guggenheim Partners Investment Management, LLC (“Guggenheim”) acts as the investment sub-adviser with respect to the High Yield Bond Fund.

Federated Global Investment Management Corp., Seix Investment Advisors LLC and GML Capital LLP act as the investment sub-advisers with respect to the Fixed Income Opportunities Fund.

SKBA Capital Management, LLC acts as the investment sub-adviser with respect to the Diversified Equity Fund and Socially Responsible Equity Fund.

Sub-adviser fees are paid by City National Rochdale, except for Guggenheim, which was paid directly from the High Yield Bond Fund. Effective April 1, 2013, Guggenheim is paid by City National Rochdale.

City National Rochdale has agreed to limit its fees or reimburse expenses to the extent necessary to keep operating expenses at or below certain percentages of certain of the Funds’ respective average daily net assets. With respect to the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Diversified Equity Fund and Socially Responsible Equity Fund, voluntary limits are in addition to the contractual expense limitations described in the fee table in each Fund’s prospectus. Effective January 28, 2013 (March 29, 2013 for the Predecessor Funds), the voluntary expense limitations (expressed as percentages of average daily net assets) are as follows:

	Government Money Market Fund	Prime Money Market Fund	California Tax Exempt Money Market Fund
Institutional Class	n/a	0.38%	n/a
Class N	0.87%	0.87%	0.78%
Class S	1.07%	1.07%	0.98%
Servicing Class	0.63%	0.63%	0.55%

	Limited Maturity Fixed Income Fund	Government Bond Fund	Corporate Bond Fund	California Tax Exempt Bond Fund
Institutional Class	0.67%	0.53%	n/a	n/a
Class N	0.92%	1.03%	1.01%	0.88%
Servicing Class	n/a	0.78%	0.76%	0.63%

	Full Maturity Fixed Income Fund	High Yield Bond Fund	Intermediate Fixed Income Fund	Fixed Income Opportunities Fund
Institutional Class	0.67%	0.70%	n/a	n/a
Class N	0.92%	1.20%	1.01%	1.09%
Servicing Class	n/a	0.95%	n/a	n/a

	Multi-Asset Fund	Dividend & Income Fund	U.S. Core Equity Fund	Diversified Equity Fund
Institutional Class	0.99%	n/a	0.55%	0.85%
Class N	1.49%	1.11%	1.05%	1.10%
Servicing Class	1.24%	n/a	0.80%	n/a

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	Socially Responsible Equity Fund	Emerging Markets Fund
Institutional Class	0.89%	n/a
Class N	1.14%	1.61%
Servicing Class	n/a	n/a

Prior to January 28, 2013, the voluntary expense limitations (expressed as a percentage of average daily net assets) were as follows:

	Government Money Market Fund	Prime Money Market Fund	California Tax Exempt Money Market Fund
Institutional Class	0.63%	0.63%	0.55%
Class N	0.85%	0.85%	0.78%
Class S	1.05%	1.05%	0.98%

	Limited Maturity Fixed Income Fund	Government Bond Fund	Corporate Bond Fund	California Tax Exempt Bond Fund
Institutional Class	1.00%	0.55%	n/a	n/a
Class N	1.25%	1.05%	1.05%	0.85%
Servicing Class	n/a	0.80%	0.80%	0.60%

	Full Maturity Fixed Income Fund	High Yield Bond Fund	Multi-Asset Fund	Diversified Equity Fund
Institutional Class	1.00%	0.85%	1.25%	1.25%
Class N	1.25%	1.40%	1.75%	1.50%
Servicing Class	n/a	1.10%	1.50%	n/a

	Large Cap Value Equity Fund	Large Cap Growth Equity Fund	Socially Responsible Equity Fund
Institutional Class	0.75%	n/a	1.25%
Class N	1.25%	1.30%	1.50%
Servicing Class	1.00%	1.05%	n/a

The contractual limitations for the Limited Maturity Fixed Income Fund, the Full Maturity Fixed Income Fund, Diversified Equity Fund and Socially Responsible Equity Fund are as follows:

	Limited Maturity Fixed Income Fund	Full Maturity Fixed Income Fund	Diversified Equity Fund	Socially Responsible Equity Fund
Institutional Class	1.00%	1.00%	1.25%	1.25%
Class N	1.25%	1.25%	1.50%	1.50%

Any fee reductions or expense reimbursements may be repaid by a Fund to City National Rochdale, within three years after occurrence if such repayments can be achieved within a Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

As of September 30, 2013, fees which were previously waived by City National Rochdale (or CNAM, prior to September 10, 2013) which may be subject to possible future reimbursement were as follows:

Fund	Potential Amount of Recovery (000)	Expiration
Government Money Market Fund	$6,470	2014
	6,662	2015
	7,131	2016
Prime Money Market Fund	1,533	2014
	1,222	2015
	1,741	2016
California Tax Exempt Money Market Fund	1,498	2014
	2,066	2015
	2,275	2016
Government Bond Fund	122	2014
	25	2015
	5	2016
California Tax Exempt Bond Fund	56	2014
	17	2015
	3	2016
High Yield Bond Fund	67	2014
	17	2015
	6	2016
Intermediate Fixed Income Fund	16	2016
Fixed Income Opportunities Fund	139	2016
Dividend & Income Fund	23	2016
Emerging Markets Fund	115	2016

City National Rochdale (or CNAM, prior to September 10, 2013), CNB and the Administrator have voluntarily agreed to further waive and reduce their fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) of each Fund of not less than 0.01% of the Fund’s average daily net assets. The following table shows waivers, with respect to such yield floor, by class for the year ended September 30, 2013:

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notes to financial statements
September 30, 2013

	Shareholder Servicing Fee Waiver (000)		Investment Advisory Fee Waiver (000)	Administration Fee Waiver (000)
Government Money Market Fund
Class N	$13,761	(1)	$6,045	$254
Class S	2,644	(1)	844	34
Servicing Class	273		242	10

Prime Money Market Fund
Institutional Class	—		10	—
Class N	1,866	(1)	547	35
Class S	1,752	(1)	356	24
Servicing Class	1,442		828	52

California Tax Exempt Money Market Fund
Class N	3,422	(1)	1,307	64
Class S	506	(1)	132	7
Servicing Class	386		288	14

(1)	Includes class specific distribution expenses.

5.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year/period ended September 30, 2013, were as follows for the Fixed Income Funds, Multi-Asset Fund, Equity Funds and Emerging Markets Fund:

	Purchases			Sales and Maturities
Fund	U.S. Gov’t (000)	Other (000)		U.S. Gov’t (000)	Other (000)
Limited Maturity Fixed Income Fund	$3,249	$11,195		$15,697	$7,738
Government Bond Fund	36,784	5,993		69,688	—
Corporate Bond Fund	—	41,288		3,641	33,644
California Tax Exempt Bond Fund	—	27,027		—	20,427
Full Maturity Fixed Income Fund	9,960	7,861		9,440	7,973
High Yield Bond Fund	—	100,448		—	85,242
Intermediate Fixed Income Fund**	8,651	38,120		3,765	24,407
Fixed Income Opportunities Fund**	—	312,521		—	259,268
Multi-Asset Fund	—	19,849	*	—	37,344	*
Dividend & Income Fund**	—	26,679		—	21,435
U.S. Core Equity Fund	—	144,781		—	35,820
Diversified Equity Fund	—	24,555		—	25,429
Socially Responsible Equity Fund	—	43,354		—	93,844
Emerging Markets Fund**	—	168,342		—	48,113

*	Includes $15,120 (000) and $16,323 (000) of purchases and sales, respectively, of affiliated registered investment companies.

**	For the period December 31, 2012 through September 30, 2013.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

6.	FEDERAL TAX INFORMATION:

Each Fund intends to qualify or continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

Effective September 30, 2013, the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and the Emerging Markets Fund changed their tax year-ends from December 31 to September 30.

Management has analyzed the Funds’ tax position taken on Federal income tax returns for all open tax years and has concluded that as of September 30, 2013, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss), or paid-in capital, as appropriate, in the period that the differences arise.

CITY NATIONAL ROCHDALE FUNDS | PAGE 146

Accordingly, the following permanent differences, primarily attributable to REIT adjustments, Master Limited Partnership dividend income reclasses, realized gains (losses) on paydowns, expiration of capital loss carryovers, net operating losses, return of capital distributions, investments in defaulted bonds, investments in Passive Foreign Investment Companies and timing of distributions, were reclassified to/from the following accounts as of September 30, 2013:

	Increase (Decrease) Undistributed Net Investments Income (Loss) (000)	Increase (Decrease) Accumulated Net Realized Gain (Loss) (000)	Increase (Decrease) Paid-in Capital (000)
Limited Maturity Fixed Income Fund	$68	$68	$(136)
California Tax Exempt Bond Fund	—	—	—
Government Bond Fund	737	(737)	—
Corporate Bond Fund	38	(38)	—
Full Maturity Fixed Income Fund	83	(83)	—
High Yield Bond Fund	(4)	4	—
Intermediate Fixed Income Fund	38	(38)	—
Fixed Income Opportunities Fund	(404)	404	—
Multi-Asset Fund	57	(54)	(3)
Dividend & Income Fund	321	760	(1,081)
Diversified Equity Fund	3	(2)	(1)
Socially Responsible Equity Fund	14	(14)	—
Emerging Markets Fund	(880)	880	—

Amounts designated as “—” are either $0 or have been rounded to $0.

The tax character of dividends and distributions declared during the years ended September 30, 2013 and September 30, 2012 unless otherwise indicated were as follows:

Fund	Tax Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Government Money Market Fund
2013	$—	$330	$—	$—	$330
2012	—	333	—	—	333
Prime Money Market Fund
2013	$—	$228	$—	$—	$228
2012	—	209	—	—	209
California Tax Exempt Money Market Fund
2013	$94	$—	$—	$—	$94
2012	90	1	—	—	91
Limited Maturity Fixed Income Fund
2013	$—	$307	$—	$—	$307
2012	—	389	—	—	389
Government Bond Fund
2013	$—	$2,054	$—	$—	$2,054
2012	—	2,432	143	—	2,575
Corporate Bond Fund
2013	$—	$2,507	$1,038	$—	$3,545
2012	—	2,795	538	—	3,333
California Tax Exempt Bond Fund
2013	$1,190	$150	$379	$—	$1,719
2012	1,360	63	332	—	1,755
Full Maturity Fixed Income Fund
2013	$—	$1,227	$694	$—	$1,921
2012	—	1,125	530	—	1,655
High Yield Bond Fund
2013	$—	$10,996	$—	$—	$10,996
2012	—	9,684	—	—	9,684
Intermediate Fixed Income Fund†
2013	$—	$3,505	$—	$—	$3,505
2012	—	4,065	—	—	4,065
2011	—	3,317	—	—	3,317
Fixed Income Opportunities Fund†
2013	$—	$34,355	$52	$—	$34,407
2012	—	35,978	1,348	—	37,326
2011	—	20,952	4,794	—	25,746
Multi-Asset Fund
2013	$—	$667	$—	$—	$667
2012	—	899	—	—	899
Dividend & Income Fund†
2013	$—	$2,296	$—	$1,135	$3,431
2012	—	4,044	—	727	4,771
2011	—	2,681	—	502	3,183
U.S. Core Equity Fund^
2013	$—	$571	$—	$—	$571
Diversified Equity Fund
2013	$—	$479	$—	$—	$479
2012	—	283	—	—	283
Socially Responsible Equity Fund
2013	$—	$1,134	$—	$—	$1,134
2012	—	1,199	—	—	1,199
Emerging Markets Fund†
2013	$—	$—	$—	$—	$—
2012	—	—	—	67	67

†	For the years ended December 31, 2012 and December 31, 2011.

^	For the period December 3, 2012 (commencement of operations) through September 30, 2013.

CITY NATIONAL ROCHDALE FUNDS | PAGE 147

notes to financial statements
September 30, 2013

As of September 30, 2013, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)	Capital Loss Carryforwards (000)	Post-October Losses (000)	Unrealized Appreciation (000)	Other Temporary Differences (000)	Total Distributable Earnings (Accumulated Losses) (000)
Government Money Market Fund	$—	$30	$—	$(1)	$—	$—	$(30)	$(1)
Prime Money Market Fund	—	10	—	(14)	(1)	—	(10)	(15)
California Tax Exempt Money Market Fund	8	—	—	—	—	—	(6)	2
Limited Maturity Fixed Income Fund	—	22	—	(1,955)	(38)	198	(22)	(1,795)
Government Bond Fund	—	100	—	(972)	(753)	1,280	(100)	(445)
Corporate Bond Fund	—	184	916	—	(28)	2,659	(183)	3,548
California Tax Exempt Bond Fund	96	—	127	—	(147)	906	(96)	886
Full Maturity Fixed Income Fund	—	67	299	—	—	257	(65)	558
High Yield Bond Fund	—	880	355	—	—	1,037	(851)	1,421
Intermediate Fixed Income Fund	—	32	—	(2,835)	—	505	—	(2,298)
Fixed Income Opportunities Fund	—	—	5,195	—	—	(4,871)	197	521
Multi-Asset Fund	—	—	—	(1,698)	—	860	—	(838)
Dividend & Income Fund	—	—	—	(10,202)	—	32,905	—	22,703
U.S. Core Equity Fund	—	2,037	—	—	—	18,808	—	20,845
Diversified Equity Fund	—	—	—	(13,399)	—	8,153	—	(5,246)
Socially Responsible Equity Fund	—	—	12,244	—	—	13,506	—	25,750
Emerging Markets Fund	—	1,072	—	(838)	—	27,563	—	27,797

For tax purposes, the losses in the Funds generated prior to the Regulated Investment Company Moderinization Act of 2010 can be carried forward for a maximum of eight years to offset any future net realized capital gains. As of September 30, 2013, the breakdown of capital loss carryforwards was as follows:

Fund	2014 (000)	2015 (000)	2017 (000)	2018 (000)	2019 (000)	Total (000)
Government Money Market Fund	$—	$—	$—	$—	$1	$1
Limited Maturity Fixed Income Fund	132	1,415	81	327	—	1,955
Multi-Asset Fund	—	—	370	1,328	—	1,698
Diversified Equity Fund	—	—	66	13,333	—	13,399

	Expiring December 31,
Fund	2016 (000)	2017 (000)	2018 (000)	Total
Intermediate Fixed Income Fund	$192	$2,240	$—	$2,432
Dividend & Income Fund	1,513	6,397	1,455	9,365

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2012, through September 30, 2013, that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

CITY NATIONAL ROCHDALE FUNDS | PAGE 148

Fund	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)*
Prime Money Market Fund	$14	$—	$14
Government Bond Fund	555	417	972
Intermediate Fixed Income Fund	403	—	403
Dividend & Income Fund	837	—	837
Emerging Markets Fund	838	—	838

*	This table should be used in conjunction with the capital loss carryforwards table.

During the year ended September 30, 2013, the following Funds utilized capital loss carryforwards to offset capital gains amounting to:

Fund	Amount (000)
Government Money Market Fund	$5
Limited Maturity Fixed Income Fund	48
High Yield Bond Fund	504
Multi-Asset Fund	661
Dividend & Income Fund	3,568
Diversified Equity Fund	3,165
Socially Responsible Equity Fund	10,257
Emerging Markets Fund	1,063

The aggregate gross unrealized appreciation on securities, the aggregate gross unrealized depreciation on securities and the net unrealized appreciation/ (depreciation) for tax purposes at September 30, 2013, for each of the Fixed Income Funds, Multi-Asset Fund, Equity Funds and Emerging Markets Fund were as follows:

Fund	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (000)
Limited Maturity Fixed Income Fund	$44,299	$329	$(131)	$198
Government Bond Fund	171,420	2,329	(1,049)	1,280
Corporate Bond Fund	134,299	3,129	(470)	2,659
California Tax Exempt Bond Fund	65,806	1,386	(480)	906
Full Maturity Fixed Income Fund	44,808	812	(555)	257
High Yield Bond Fund	158,235	4,924	(3,887)	1,037
Intermediate Fixed Income Fund	153,557	3,915	(3,410)	505
Fixed Income Opportunities Fund	937,387	14,009	(18,427)	(4,418)
Multi-Asset Fund	30,667	1,023	(163)	860
Dividend & Income Fund	122,460	35,464	(2,559)	32,905
U.S. Core Equity Fund	115,987	20,877	(2,069)	18,808
Diversified Equity Fund	41,663	9,228	(1,075)	8,153
Socially Responsible Equity Fund	63,966	14,522	(1,016)	13,506
Emerging Markets Fund	262,490	40,031	(12,468)	27,563

At September 30, 2013, the Money Market Funds’ cost of securities for Federal income tax purposes approximates the cost disclosed in the Schedule of Investments.

7.	LINE OF CREDIT

Rochdale Intermediate Fixed Income Portfolio and Rochdale Dividend & Income Portfolio, the predecessor funds to the Intermediate Fixed Income Fund and Dividend & Income Fund each had an unsecured Loan Agreement (“LOC”) with U.S. Bank, N.A. Under the terms of the LOC, borrowings for an individual Fund were limited to either the lesser of 10% of the Funds’ net assets or an explicit amount on the LOC. Interest is charged to each Fund based on its borrowings at prime rate minus 0.50%. The line of credit was terminated on March 28, 2013.

Borrowing activity under the LOC for the period from January 1, 2013 to March 28, 2013 (date of termination), was as follows:

Fund	Maximum Amount of Line of Credit	Interest Expense	Average Rate	Average Borrowings	Maximum Outstanding
Rochdale Dividend & Income Portfolio	$2,000,000	$718	2.75%	$303,065	$2,000,000

Borrowing activity under the LOC for the year ended December 31, 2012, was as follows:

Fund	Maximum Amount of Line of Credit	Interest Expense	Average Rate	Average Borrowings	Maximum Outstanding
Rochdale Dividend & Income Portfolio	$2,000,000	$156	2.75%	$186,000	$336,000

There was no borrowing activity for the Rochdale Intermediate Fixed Income Portfolio.

Average borrowing activity was calculated using the number of days for amounts outstanding in the Rochdale Dividend & Income Portfolio.

8.	LOANS OF PORTFOLIO SECURITIES

Each of the Predecessor Funds may have lent its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposed a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower agreed to maintain collateral with the Portfolios’ custodian, marked to market daily, in the form

CITY NATIONAL ROCHDALE FUNDS | PAGE 149

notes to financial statements
September 30, 2013

of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio limited the amount of its loans of portfolio securities to no more than 50% of its total assets. This policy was discontinued as of March 28, 2013.

9.	CONCENTRATION OF RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

The Multi-Asset Fund may invest in exchange-traded notes (“ETNs”) as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indexes. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

The High Yield Bond Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Multi-Asset Fund may invest in lower-rated corporate bonds, known as high yield bonds. High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

The Fixed Income Opportunities Fund may invest in bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result, bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

The Full Maturity Fixed Income Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in asset-backed and mortgage-backed securities. As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

California Tax Exempt Funds – Specific Risks

The ability of issuers to pay interest on, and repay principal of, California municipal securities may be affected by economic and political developments in the State of California.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions’ or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

Emerging Markets Fund – Specific Risks

Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting

CITY NATIONAL ROCHDALE FUNDS | PAGE 150

standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

As long as the Emerging Markets Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. The value of a foreign currency may decline in relation to the U.S. dollar while the Fund holds securities denominated in such currency. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, the political, legal and economic systems of which are less developed and less stable than those of more developed nations. Emerging markets may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Emerging Market Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations. Emerging market securities are also subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.

10.	CAPITAL SHARES ISSUED AND REDEEMED:

Capital share activity for the year ended September 30, 2013 and the year ended September 30, 2012 were as follows (000):

	Government Money Market Fund		Prime Money Market Fund (1)		California Tax Exempt Money Market Fund
	2013	2012	2013	2012	2013	2012
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	—	64,765	—	—	—
Shares issued in Lieu of Dividends and Distributions	—	—	—	—	—	—
Shares redeemed	—	—	(53,558)	—	—	—
Net Institutional Class transactions	—	—	11,207	—	—	—
Class N:
Shares issued	4,569,767	4,477,708	958,377	788,534	1,060,390	1,072,087
Shares issued in Lieu of Dividends and Distributions	232	237	43	37	69	66
Shares redeemed	(4,337,676)	(4,595,995)	(927,483)	(844,817)	(1,053,782)	(1,033,785)
Net Class N transactions	232,323	(118,050)	30,937	(56,246)	6,677	38,368
Class S:
Shares issued	1,126,727	903,404	820,945	1,112,831	320,188	335,463
Shares issued in Lieu of Dividends and Distributions	—	—	—	—	—	—
Shares redeemed	(940,498)	(905,676)	(869,753)	(1,121,886)	(340,847)	(313,714)
Net Class S transactions	186,229	(2,272)	(48,808)	(9,055)	(20,659)	21,749
Servicing Class^:
Shares issued	778,145	779,564	2,068,692	3,258,448	808,580	1,079,873
Shares issued in Lieu of Dividends and Distributions	—	—	22	21	—	—
Shares redeemed	(746,175)	(734,817)	(1,961,996)	(3,381,990)	(780,506)	(1,112,139)
Net Servicing Class transactions	31,970	44,747	106,718	(123,521)	28,074	(32,266)

(1)	Institutional Class commenced operations on December 19, 2012.

^	Effective November 28, 2012, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

CITY NATIONAL ROCHDALE FUNDS | PAGE 151

notes to financial statements
September 30, 2013

	Limited Maturity Fixed Income Fund		Government Bond Fund (1)		Corporate Bond Fund		California Tax Exempt Bond Fund
	2013	2012	2013	2012	2013	2012	2013	2012
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	97	3,674	1,036	4,604	—	—	—	—
Shares issued in Lieu of Dividends and Distributions	8	18	68	128	—	—	—	—
Shares redeemed	(780)	(2,261)	(896)	(9,518)	—	—	—	—
Net Institutional Class transactions	(675)	1,431	208	(4,786)	—	—	—	—
Class N:
Shares issued	184	91	29	38	164	42	540	317
Shares issued in Lieu of Dividends and Distributions	2	4	1	2	4	4	10	9
Shares redeemed	(166)	(283)	(67)	(36)	(111)	(48)	(333)	(191)
Net Class N transactions	20	(188)	(37)	4	57	(2)	217	135
Servicing Class^^:
Shares issued	—	—	3,473	5,526	4,137	5,654	2,479	1,643
Shares issued in Lieu of Dividends and Distributions	—	—	57	38	28	100	20	66
Shares redeemed	—	—	(4,124)	(391)	(3,802)	(4,022)	(1,658)	(1,931)
Net Servicing Class transactions	—	—	(594)	5,173	363	1,732	841	(222)

(1)	Institutional Class commenced operations on February 1, 2012.

^^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

	Full Maturity Fixed Income Fund		High Yield Bond Fund (1)		Intermediate Fixed Income Fund †^^			Fixed Income Opportunities Fund †^^
	2013	2012	2013	2012	2013	2012	2011	2013	2012	2011
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	7	270	775	5,055	—	—	—	—	—	—
Shares issued in Lieu of Dividends and Distributions	143	125	266	140	—	—	—	—	—	—
Shares redeemed	(72)	(207)	(1,212)	(461)	—	—	—	—	—	—
Net Institutional Class transactions	78	188	(171)	4,734	—	—	—	—	—	—
Class N:
Shares issued	3	9	1,804	1,231	2,111	1,995	10,962	12,348	7,602	2,544
Shares issued in Lieu of Dividends and Distributions	1	1	163	189	66	127	898	736	1,297	116
Shares redeemed	(7)	(28)	(2,440)	(541)	(1,032)	(1,454)	(2,271)	(2,675)	(3,875)	(1,388)
Net Class N transactions	(3)	(18)	(473)	879	1,145	668	9,589	10,409	5,024	1,272
Servicing Class^:
Shares issued	—	—	7,140	8,522	—	—	—	—	—	—
Shares issued in Lieu of Dividends and Distributions	—	—	77	245	—	—	—	—	—	—
Shares redeemed	—	—	(5,463)	(8,421)	—	—	—	—	—	—
Net Servicing Class transactions	—	—	1,754	346	—	—	—	—	—	—

(1)	Institutional Class commenced operations on February 2, 2012.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

^^
On March 29, 2013, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Dividend & Income Fund were reorganized into series of the City National Rochdale Funds. See Note 1 in Notes to Financial Statements for additional information.

†	For the nine months ended September 30, 2013 and the years ended December 31, 2012 and December 31, 2011.

CITY NATIONAL ROCHDALE FUNDS | PAGE 152

	Multi-Asset Fund (1)		Dividend & Income Fund †^^			U.S. Core Equity Fund (2)
	2013	2012	2013	2012	2011	2013
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	184	1,451	—	—	—	—
Shares issued in Lieu of Dividends and Distributions	14	19	—	—	—	—
Shares redeemed	(809)	(269)	—	—	—	—
Net Institutional Class transactions	(611)	1,201	—	—	—	—
Class N:
Shares issued	198	235	357	1,706	1,803	6,045
Shares issued in Lieu of Dividends and Distributions	25	29	26	152	107	19
Shares redeemed	(565)	(540)	(535)	(1,677)	(744)	(586)
Net Class N transactions	(342)	(276)	(152)	181	1,166	5,478
Servicing Class^:
Shares issued	18	419	—	—	—	6,805
Shares issued in Lieu of Dividends and Distributions	5	19	—	—	—	—
Shares redeemed	(254)	(1,678)	—	—	—	(1,103)
Net Servicing Class transactions	(231)	(1,240)	—	—	—	5,702

(1)     Institutional Class commenced operations on March 22, 2012.

(2)	Fund commenced operations on December 3, 2012.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

^^
On March 29, 2013, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Dividend & Income Fund were reorganized into series of the City National Rochdale Funds. See Note 1 in Notes to Financial Statements for additional information.

†	For the nine months ended September 30, 2013 and the years ended December 31, 2012 and December 31, 2011.

	Diversified Equity Fund		Socially Responsible Equity Fund		Emerging Markets Fund †^
	2013	2012	2013	2012	2013	2012	12/15/11 through 12/31/11
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	26	1,334	1,358	—	—	—
Shares issued in Lieu of Dividends and Distributions	28	18	79	102	—	—	—
Shares redeemed	(10)	(1,606)	(5,685)	(917)	—	—	—
Net Institutional Class transactions	18	(1,562)	(4,272)	543	—	—	—
Class N:
Shares issued	17	3	702	2,382	4,972	4,464	235
Shares issued in Lieu of Dividends and Distributions	2	1	22	21	—	2	—
Shares redeemed	(111)	(154)	(717)	(223)	(618)	(466)	—
Net Class N transactions	(92)	(150)	7	2,180	4,354	4,000	235

†	For the nine months ended September 30, 2013, year ended December 31, 2012 and period ended December 31, 2011.

^	On March 29, 2013, the Emerging Markets Fund was reorganized into series of the City National Rochdale Funds. See Note 1 in Notes to Financial Statements for additional information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 153

notes to financial statements
September 30, 2013

11.	NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities.” The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. Management has evaluated the implications of this update and has determined that there will be no impact on the financial statements.

In June 2013, the Financial Accounting Standards Board issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services - Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.

12.	SUBSEQUENT EVENTS

The Trust has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2013 and no issues were noted to disclose, except as follows:

On September 17, 2013, the Board of Trustees of the Trust approved the reorganizations listed below:

•	Reorganization of the Diversified Equity Fund into the U.S. Core Equity Fund.

•
Reorganization of the Full Maturity Fixed Income Fund (together with the Diversified Equity Fund, the “Target Funds”) into the Intermediate Fixed Income Fund (together with the U.S. Core Equity Fund, the “Acquiring Funds”).

The reorganization of each Target Fund is subject to approval by its shareholders. During the fourth quarter of 2013, shareholders of each Target Fund will be sent a combined prospectus/proxy statement that will contain additional information about the relevant reorganization and voting instructions.

If the proposed reorganization of a Target Fund is approved by its shareholders, the Target Fund will transfer its assets to the corresponding Acquiring Fund and the Acquiring Fund will assume the liabilities of the Target Fund. On the closing date of each reorganization, Target Fund shareholders will receive shares of the corresponding Acquiring Fund as follows:

•
Diversified Equity Fund shareholders will receive shares of the U.S. Core Equity Fund of the same class and equal in aggregate net asset value to the value of their shares of the Diversified Equity Fund.

•
Full Maturity Fixed Income Fund shareholders will receive Institutional Class shares of the Intermediate Fixed Income Fund equal in aggregate net asset value to the value of their shares of the Full Maturity Fixed Income Fund.

If approved by shareholders, each reorganization is expected to be effective late in the fourth quarter of 2013 or early in the first quarter of 2014. In preparation for each reorganization, each Target Fund may deviate from its investment objective and principal investment strategies.

Effective November 15, 2013, shares of the Target Funds are no longer offered to new shareholders, and shareholders of any other series of the Trust are not able to exchange their shares of such series for shares of either Target Fund.

Effective after the close of business on November 15, 2013, SKBA Capital Management, LLC (“SKBA”) no longer serves as sub-adviser for the Diversified Equity Fund. The portion of the Diversified Equity Fund previously managed by SKBA is now managed by City National Rochdale.

Effective after the close of business on November 15, 2013, Baird Advisors (“Baird”) and Boyd Watterson Asset Management, LLC (“Boyd Watterson”) no longer serve as sub-advisers for the Full Maturity Fixed Income Fund. The portions of the Fund previously managed by Baird and Boyd Watterson are now managed by City National Rochdale.

On November 8, 2013, a new Institutional Class of the Intermediate Fixed Income Fund became effective.

In September of 2013, the Fixed Income Opportunities Fund became eligible to invest up to 15% of its net assets in life insurance policies and interests related thereto purchased through life settlement transactions (“Policies”). The Fixed Income Opportunities Fund may invest in these Policies directly or through a wholly-owned subsidiary of the Fund organized under the laws of Ireland.

CITY NATIONAL ROCHDALE FUNDS | PAGE 154

report of independent registered public accounting firm

The Shareholders and Board of Trustees
City National Rochdale Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of City National Rochdale Funds (formerly, CNI Charter Funds and collectively, the Funds) comprised of the Government Money Market Fund, Prime Money Market Fund, California Tax Exempt Money Market Fund, Limited Maturity Fixed Income Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Full Maturity Fixed Income Fund, High Yield Bond Fund, Multi-Asset Fund, Diversified Equity Fund, and Socially Responsible Equity Fund, as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. We have also audited the statement of assets and liabilities, including the schedule of investments of the U.S. Core Equity Fund, as of September 30, 2013, and the related statements of operations and changes in net assets, and financial highlights for the period from December 3, 2012 (commencement of operations) to September 30, 2013. We have also audited the statements of assets and liabilities, including the schedules of investments of the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund, as of September 30, 2013, and the related statements of operations and changes in net assets, and financial highlights for the period from January 1, 2012 to September 30, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of operations, changes in net assets, and the financial highlights for each of the years or periods presented through December 31, 2012, for the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund were audited by other auditors, whose report thereon dated March 1, 2013, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising City National Rochdale Funds as of September 30, 2013, the results of their operations, changes in their net assets and the financial highlights for the years or periods referred to in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 27, 2013

CITY NATIONAL ROCHDALE FUNDS | PAGE 155

trustees and officers (Unaudited)
September 30, 2013

Information pertaining to the Trustees and Officers of the Trust is set forth below as of September 30, 2013. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940 are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

Name, Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Irwin G. Barnet (3) City National Rochdale Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 75	Trustee	Since 1999	Attorney and of counsel, Reed Smith LLP, a law firm (2009-present). Partner, Reed Smith LLP (2003-2008).	23	None
Vernon C. Kozlen City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 70	Trustee	Since 2007	Retired (2007-present). President and Chief Executive Officer, City National Rochdale Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007).	23	Windermere Jupiter Fund, LLC. CMS/Ironwood Multi-Strategy Fund LLC. CMS/Barlow Long-Short Equity Fund, LLC.(4)
William R. Sweet City National Rochdale Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 76	Trustee	Since 1999	Retired (1997-present).	23	None
James Wolford City National Rochdale Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 59	Trustee	Since 1999	President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (March 2011-present). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-March 2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010).	23	None

CITY NATIONAL ROCHDALE FUNDS | PAGE 156

Name, Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (Continued)
Daniel A. Hanwacker City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 61	Trustee	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001 - present).	23	Rochdale Investment Trust (2011- 2013)
Jay C. Nadel City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 54	Trustee	Since 2013	Financial Services Consultant (2005 - present).	23	Lapolla Industries, Inc. (2007 – present); Rochdale Investment Trust (2011-2013)
INTERESTED TRUSTEES
Andrew S. Clare (5) City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 67	Trustee	Since 2013	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	23	None
Jon C. Hunt (6) City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 61	Trustee	Since 2013	Retired (2013 to present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (July 2012 - 2013). Managing Director and Chief Operating Officer, CCM (1998 - June 2012).	23	Nuveen Commodities Asset Management, member of Independent Committee (February 2012 - present)

(1)	The Trustees serve for terms of office as follows:

Name of Trustee	End of Term of Office
William R. Sweet	March 31, 2015
Irwin G. Barnet	December 31, 2015
Vernon C. Kozlen	December 31, 2018*
James Wolford	March 29, 2023
Andrew S. Clare	December 31, 2020*
Daniel A. Hanwacker	March 29, 2023
John C. Hunt	March 29, 2023
Jay C. Nadel	March 29, 2023

*	Subject to extension by the Board for up to two years.

(2)
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers, and in this case includes the Trust and the following closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC, City National Rochdale Alternative Total Return Fund and City National Rochdale International Trade Fixed Income Fund.

(3)
During 2010, 2011 and 2012, Reed Smith LLP, of which Mr. Barnet is an attorney and of counsel, provided legal services to CNB, the parent company of City National Rochdale. In 2010, 2011 and 2012, the firm billed CNB $391,192, $423,600 and $452,607, respectively, for these services. The other Independent Trustees have determined that Mr. Barnet should continue to be classified as a trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, because Mr. Barnet was not involved with rendering any of these legal services to CNB, and because Mr. Barnet’s interest in the fees billed by his firm to CNB was insignificant.

(4)
Convergent Wealth Advisors, LLC, which is under common control with City National Corporation, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

(5)	Mr. Clare is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

(6)	Mr. Hunt is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his former position with CCM, a wholly-owned subsidiary of CNB and an affiliate of City National Rochdale.

CITY NATIONAL ROCHDALE FUNDS | PAGE 157

trustees and officers (Unaudited) (Continued)
September 30, 2013

Name Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
OFFICERS
Garrett R. D’Alessandro City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 55	Chief Executive Officer	Since 2013	Chief Executive Officer, City National Rochdale (1986- present).
Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 45	Controller and Chief Operating Officer	Since 2005	Director of Fund Accounting, SEI Investments (2004-present).
F. Michael Gozzillo City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 48	Vice President and Chief Compliance Officer (“CCO”)	Since 2013
Senior Vice President & Chief Compliance Officer, City National Rochdale (2012-present). CCO, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC, City National Rochdale Alternative Total Return Fund and City National Rochdale International Trade Fixed Income Fund (2013-present). Director & Compliance Officer, TIAA-CREF (2008-2012). CCO, TIAA-CREF Life Insurance Co. Separate Accounts (2009-2012).

Lisa Whittaker SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 34	Vice President and Secretary	Since 2012	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
William O’Donnell City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 49	Vice President and Assistant Treasurer	Since 2013	Chief Financial Officer, City National Rochdale (2011-present). Financial Consultant (2009-2011). Financial Officer, Compliance Officer and Corporate Secretary, Clay Finlay LLC (1990-2009).
Kurt Hawkesworth City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 42	Vice President	Since 2013	Chief Operating Officer, City National Rochdale (2003-present).
Anthony Sozio City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 42	Vice President	Since 2013	Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present).
Bernadette Sparling SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 36	Vice President and Assistant Secretary	Since 2010	Attorney, SEI Investments Company (2005-present).
Brent Vasher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 31	Vice President and Assistant Secretary	Since 2010	Attorney, SEI Investments Company (2008-present). Associate, Law Office of Lloyd Z. Remick (2006-2008).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

CITY NATIONAL ROCHDALE FUNDS | PAGE 158

notice to shareholders (Unaudited)
September 30, 2013

For shareholders that do not have a September 30, 2013 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2013 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For California income tax purposes, for the fiscal year ended September 30, 2013, each of the California Tax Exempt Bond Fund and California Tax Exempt Money Market Fund is designating 95.33% and 94.35%, respectively, of its distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

For Federal income tax purposes, for the fiscal year ended September 30, 2013 each Fund is designating the following items with regard to distributions paid during the year:

	(A) Long Term Capital Gain Distributions	(B) Return of Capital	(C) Ordinary Income Distributions	(D) Tax Exempt Interest	(E) Total Distributions	(F) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(G) Qualifying Dividend Income (2)	(H) U.S. Government Interest (3)	(I) Interest Related Dividends (4)	(J) Qualified Short-Term Capital Gain Dividends (5)
Government Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	55.47%	94.87%	0.00%
Prime Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.60%	94.14%	0.00%
California Tax Exempt Money Market Fund	0.00%	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Limited Maturity Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	4.85%	91.68%	0.00%
Government Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	30.77%	95.27%	0.00%
Corporate Bond Fund	29.02%	0.00%	70.98%	0.00%	100.00%	0.00%	0.00%	0.22%	88.22%	100.00%
California Tax Exempt Bond Fund	21.93%	0.00%	8.72%	69.35%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%
Full Maturity Fixed Income Fund	35.84%	0.00%	64.16%	0.00%	100.00%	0.00%	0.00%	11.56%	93.33%	100.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	99.71%	0.00%
Intermediate Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	6.30%	6.30%	2.99%	83.76%	0.00%
Fixed Income Opportunities Fund	0.15%	0.00%	99.85%	0.00%	100.00%	0.00%	0.00%	0.00%	92.80%	0.00%
Multi-Asset Fund	0.00%	0.00%	100.00%	0.00%	100.00%	17.37%	33.61%	0.00%	1.40%	0.00%
Dividend & Income Fund	0.00%	33.07%	66.93%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
U.S. Core Equity Fund	0.00%	0.00%	100.00%	0.00%	100.00%	45.04%	46.84%	0.00%	0.00%	0.00%
Diversified Equity Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Socially Responsible Equity Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Emerging Markets Fund(6)	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(5)
“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(6)
The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended September 30, 2013, the total amount of foreign source income was $1,523,375. The total amount of foreign tax to be paid is $138,336. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

Items (A), (B), (C), (D) and (E) are based on the percentage of each fund’s total distribution.

Items (F) and (G) are based on the percentage of “Ordinary Income Distributions.”

Item (H) is based on the percentage of gross income of each Fund.

Item (I) is based on the percentage of net investment income distributions.

Item (J) is based on the percentage of short-term capital gain distributions.

CITY NATIONAL ROCHDALE FUNDS | PAGE 159

disclosure of fund expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT your Fund’s actual return – the account values shown do not apply to your specific investment.

CITY NATIONAL ROCHDALE FUNDS | PAGE 160

	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Government Money Market Fund
Actual Fund Return
Class N	$1,000.00	$1,000.10	0.09%	$0.45
Class S	1,000.00	1,000.10	0.09%	0.45
Servicing Class	1,000.00	1,000.10	0.09%	0.45

Hypothetical 5% Return
Class N	$1,000.00	$1,024.62	0.09%	$0.46
Class S	1,000.00	1,024.62	0.09%	0.46
Servicing Class	1,000.00	1,024.62	0.09%	0.46

City National Rochdale Prime Money Market Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,000.10	0.16%	$0.80
Class N	1,000.00	1,000.10	0.17%	0.85
Class S	1,000.00	1,000.10	0.17%	0.85
Servicing Class	1,000.00	1,000.10	0.16%	0.80

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.27	0.16%	$0.81
Class N	1,000.00	1,024.22	0.17%	0.86
Class S	1,000.00	1,024.22	0.17%	0.86
Servicing Class	1,000.00	1,024.27	0.16%	0.81

City National Rochdale California Tax Exempt Money Market Fund
Actual Fund Return
Class N	$1,000.00	$1,000.10	0.09%	$0.45
Class S	1,000.00	1,000.10	0.10%	0.50
Servicing Class	1,000.00	1,000.10	0.09%	0.45

Hypothetical 5% Return
Class N	$1,000.00	$1,024.62	0.09%	$0.46
Class S	1,000.00	1,024.57	0.10%	0.51
Servicing Class	1,000.00	1,024.62	0.09%	0.46

City National Rochdale Limited Maturity Fixed Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$995.30	0.62%	$3.10
Class N	1,000.00	993.10	0.87%	4.35

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.96	0.62%	$3.14
Class N	1,000.00	1,020.71	0.87%	4.41

City National Rochdale Government Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$986.20	0.53%	$0.87
Class N	1,000.00	984.70	1.03%	5.12
Servicing Class	1,000.00	985.90	0.78%	3.88

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.41	0.53%	$2.69
Class N	1,000.00	1,019.90	1.03%	5.22
Servicing Class	1,000.00	1,021.16	0.78%	3.95

City National Rochdale Corporate Bond Fund
Actual Fund Return
Class N	$1,000.00	$995.20	1.00%	$5.00
Servicing Class	1,000.00	996.50	0.75%	3.75

Hypothetical 5% Return
Class N	$1,000.00	$1,020.05	1.00%	$5.06
Servicing Class	1,000.00	1,021.31	0.75%	3.80

City National Rochdale California Tax Exempt Bond Fund
Actual Fund Return
Class N	$1,000.00	$990.90	0.88%	$4.39
Servicing Class	1,000.00	992.10	0.63%	3.15

Hypothetical 5% Return
Class N	$1,000.00	$1,020.66	0.88%	$4.46
Servicing Class	1,000.00	1,021.91	0.63%	3.19

City National Rochdale Full Maturity Fixed Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$980.80	0.64%	$3.18
Class N	1,000.00	979.60	0.88%	4.37

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.86	0.64%	$3.24
Class N	1,000.00	1,020.66	0.88%	4.46

City National Rochdale High Yield Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$999.60	0.70%	$1.13
Class N	1,000.00	997.10	1.20%	6.01
Servicing Class	1,000.00	999.50	0.95%	4.76

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.56	0.70%	$3.55
Class N	1,000.00	1,019.05	1.20%	6.07
Servicing Class	1,000.00	1,020.31	0.95%	4.81

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CITY NATIONAL ROCHDALE FUNDS | PAGE 161

disclosure of fund expenses (Unaudited) (Continued)

	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Intermediate Fixed Income Fund
Actual Fund Return
Class N	$1,000.00	$977.60	1.01%	$5.01

Hypothetical 5% Return
Class N	$1,000.00	$1,020.00	1.01%	$5.11

City National Rochdale Fixed Income Opportunities Fund
Actual Fund Return
Class N	$1,000.00	$1,002.60	1.09%	$5.47

Hypothetical 5% Return
Class N	$1,000.00	$1,019.60	1.09%	$5.52

City National Rochdale Multi—Asset Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,011.40	0.60%	$0.99
Class N	1,000.00	1,007.80	1.10%	5.54
Servicing Class	1,000.00	1,009.10	0.85%	4.28

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.06	0.60%	$3.04
Class N	1,000.00	1,019.55	1.10%	5.57
Servicing Class	1,000.00	1,020.81	0.85%	4.31

City National Rochdale Dividend & Income Fund
Actual Fund Return
Class N	$1,000.00	$1,004.20	1.11%	$5.58

Hypothetical 5% Return
Class N	$1,000.00	$1,019.50	1.11%	$5.62

City National Rochdale U.S. Core Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,115.40	—%	$—
Class N	1,000.00	1,110.90	1.00%	5.29
Servicing Class	1,000.00	1,112.50	0.75%	3.97

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,025.07	—%	$—
Class N	1,000.00	1,020.05	1.00%	5.06
Servicing Class	1,000.00	1,021.31	0.75%	3.80

City National Rochdale Diversified Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,079.80	0.75%	$3.91
Class N	1,000.00	1,078.90	1.00%	5.21

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.31	0.75%	$3.80
Class N	1,000.00	1,020.05	1.00%	5.06

City National Rochdale Socially Responsible Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,082.50	0.87%	$4.54
Class N	1,000.00	1,082.20	1.13%	5.90

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.71	0.87%	$4.41
Class N	1,000.00	1,019.40	1.13%	5.72

City National Rochdale Emerging Markets Fund
Actual Fund Return
Class N	$1,000.00	$1,026.40	1.61%	$8.18

Hypothetical 5% Return
Class N	$1,000.00	$1,017.00	1.61%	$8.14

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CITY NATIONAL ROCHDALE FUNDS | PAGE 162

board approval of advisory and sub-advisory agreements
(Unaudited)

The Board of Trustees of City National Rochdale Funds (the “Trust”) is comprised of eight Trustees, six of whom are independent of the Trust’s investment adviser and sub-advisers (the “Independent Trustees”). During the six months ended September 30, 2013, the Board and the Independent Trustees approved renewal of the Trust’s advisory agreements and sub-advisory agreements, as described below. During that period, certain related name changes and reorganizations occurred, as follows:

•	Prior to September 10, 2013, the name of the Trust was CNI Charter Funds.

•
Effective September 10, 2013, Rochdale Investment Management, LLC (“Rochdale”), the investment manager of the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund series of the Trust (collectively, the “Rochdale Funds”) changed its name to City National Rochdale, LLC (“City National Rochdale”).

•
Also effective September 10, 2013, City National Asset Management, Inc. (“CNAM”), the investment manager of the Government Money Market Fund, Prime Money Market Fund, California Tax Exempt Money Market Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund, Multi-Asset Fund, U.S. Core Equity Fund, Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Diversified Equity Fund and Socially Responsible Equity Fund series of the Trust (collectively, the “CNAM Funds” and together with the Rochdale Funds, the “Funds”), reorganized into City National Rochdale.

During the six months ended September 30, 2013, the Board and the Independent Trustees approved renewal of the Trust’s advisory agreement with Rochdale with respect to each Rochdale Fund and the Trust’s advisory agreement with CNAM with respect to each CNAM Fund. They also approved renewal of the following agreements with the sub-advisers to certain of the Funds (collectively the “Sub-Advisers”):

•	CNAM’s sub-advisory agreement with Robert W. Baird & Co. Incorporated (“Baird”) with respect to the Full Maturity Fixed Income Fund;

•	CNAM’s sub-advisory agreement with Boyd Watterson Asset Management, LLC (“Boyd Watterson”) with respect to the Full Maturity Fixed Income Fund;

•	CNAM’s sub-advisory agreement with Guggenheim Partners Investment Management, LLC (“Guggenheim”) with respect to the High Yield Bond Fund;

•	CNAM’s sub-advisory agreements with SKBA Capital Management, LLC (“SKBA”) with respect to the Socially Responsible Equity Fund and the Diversified Equity Fund;

•	Rochdale’s sub-advisory agreement with Seix Investment Advisors LLC (“Seix”) with respect to the Fixed Income Opportunities Fund;

•	Rochdale’s sub-advisory agreement with Federated Investment Management Company (“Federated”) with respect to the Fixed Income Opportunities Fund; and

•	Rochdale’s sub-advisory agreement with GML Capital LLP (“GML Capital”) with respect to the Fixed Income Opportunities Fund.

The advisory and sub-advisory agreements listed above are collectively referred to below as the “Agreements.” Rochdale and CNAM may be collectively referred to as the “Advisers.”

GENERAL INFORMATION

The following information summarizes the Board’s considerations associated with its review of the Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately for each Fund, although the Board took into account the common interests of the Funds in its review. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by Rochdale, CNAM and each Sub-Adviser. In considering these matters, the Independent Trustees discussed the approval of the Agreements with management and in private sessions with their independent counsel at which no representatives of Rochdale, CNAM or the Sub-Advisers were present.

The Board reviewed extensive materials regarding investment results of Rochdale, CNAM and each Sub-Adviser, advisory fee and expense comparisons, financial information with respect to each entity, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Funds. They also took into account information they received at past meetings of the Board and its committees with respect to these matters.

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board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

In deciding to approve renewal of the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. In addition, each Board member did not necessarily attribute the same weight to each matter. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

ROCHDALE INVESTMENT MANAGEMENT, LLC AND CITY NATIONAL ASSET MANAGEMENT, INC.

Nature, Extent and Quality of Services

In reviewing the services provided by each of Rochdale and CNAM, the Board considered a variety of matters, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. With respect to each of Rochdale and CNAM, the Board also took into account the experience, capability and integrity of its senior management; its investment philosophy and processes, including sub-adviser oversight processes; its brokerage, trading and soft dollar practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations. The Board found all of these matters to be satisfactory.

Investment Performance

The Board assessed the performance of each Fund compared with its respective benchmark index or indexes and the average of all funds in its respective peer group category (each a “universe”) selected by Lipper, Inc. and iMoneyNet, Inc. (for the money market funds only) for the one-, three-, five-, ten- and 15-year and since inception periods ended June 30, 2013, as applicable. The Board also reviewed the performance of the Government Money Market Fund, Prime Money Market Fund, California Tax Exempt Money Market Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund and Multi-Asset Fund compared with the average performance of all funds in its respective “Bank Channel” universe, which includes only those funds in the Fund’s Lipper universe that are distributed through institutional and retail bank channels. In addition, the Board reviewed the performance of each Fund compared to a select group of comparable funds determined by CNAM or Rochdale, as applicable, to have investment objectives similar to that of the Fund.

The Board’s observations with respect to the annualized total returns of the Funds were as follows:

•
The annualized total returns of the Government Money Market Fund (Servicing Class) are the same as or higher than the Lipper Institutional US Government Money Market Objective, iMoneyNet Inc. Government Institutional universe average, and Bank Channel universe averages for the one- and three-year periods ended June 30, 2013. For the five-year period, the Fund outpaced the iMoneyNet universe average and trailed the Lipper universe average (by four basis points) and Bank Channel universe average (by three basis points). For the ten-year and since inception periods ending June 30, 2013, the Fund trailed the Lipper universe average (by 14 and 18 basis points, respectively), iMoneyNet (by four basis points and six basis points, respectively), and the Bank Channel universe average (by 13 and 35 basis points, respectively).

•
The Prime Money Market Fund (Institutional Class) underperformed the Lipper Institutional Money Market Objective, iMoneyNet Inc. Prime Institutional universe average, and Bank Channel universe averages for the one-year period (by four basis points or less), three-year period (by three basis points or less), five-year period (by eight basis points or less), ten-year period (by 18 basis points or less), and since inception period (by 24 basis points or less) ending June 30, 2013.

•
The California Tax Exempt Money Market Fund (Servicing Class) annualized total return matched the Bank Channel universe average for the one-year period ending June 30, 2013, but underperformed the Lipper CA Tax-Exempt Money Market Funds Objective universe average (by one basis point) and iMoneyNet State Specific Institutional-CA universe average (by six basis points). The Fund’s annualized three-year performance matched the Lipper universe average but underperformed the iMoneyNet universe average (by one basis point) and Bank Channel universe average (by two basis points). For the five- and ten-year and since-inception periods, the Fund’s annualized performance was lower than the Lipper universe average (by four basis points or less), iMoneyNet universe average (by 11 basis points or less), and Bank Channel universe average (by 25 basis points or less).

•
For the one-, three-, ten- and 15-year and since inception periods ending June 30, 2013, the Limited Maturity Fixed Income Fund (Institutional Class) underperformed the Barclays 1-3 Year US Government/Credit Index (by 73 basis points or less), the Lipper Short Investment-Grade Debt

CITY NATIONAL ROCHDALE FUNDS | PAGE 164

Funds Classification universe average (by 130 basis points or less) and the Lipper Short/Intermediate Investment Grade Debt Funds Classification universe average (by 193 basis points or less). For the five-year period ending June 30, 2013, the Fund’s annualized total return outperformed the Barclays Index, but trailed the Lipper Short Investment-Grade Debt Funds Classification universe average (by 21 basis points) and the Lipper Short/Intermediate Investment Grade Debt Funds Classification universe average (by 183 basis points). The Board considered CNAM’s observation that the underperformance of the Fund was caused by a combination of factors including the Fund’s longer duration and overweight in agency mortgage backed securities, which performed poorly in the second quarter of 2013.

•
The Government Bond Fund (Institutional Class) underperformed the Barclays 1-5 Year Government Bond Index (by 46 basis points) but outperformed the Lipper Short/Intermediate US Government Objective and the Bank Channel universe averages over the one-year period ending June 30, 2013. The Fund’s annualized returns outperformed the Barclays Index and the Lipper and Bank Channel universe averages over the three-year period ending June 30, 2013. For the five-year, ten-year and since-inception periods ending June 30, 2013, the Fund underperformed the Barclays 1-5 Year Government Bond Index (by 52 basis points or less), the Lipper Short/Intermediate US Government Objective universe average (by 66 basis points or less) and the Bank Channel universe average (by 50 basis points or less).

•
The Corporate Bond Fund (Servicing Class) outperformed the Lipper Short/Intermediate Investment-Grade Objective universe average and the Barclays US Corp 1-5 A3+, 2% Issuer Constrained Index, but underperformed the Bank Channel universe average (by 58 basis points) over the one-year period ending June 30, 2013. The Fund underperformed the Barclays Index (by 41 basis points or less), the Lipper universe average (by 25 basis points or less) and the Bank Channel universe average (by 107 basis points or less) over the three- and five-year periods ending June 30, 2013. The Fund outperformed the Lipper and Bank Channel universe averages, and underperformed the Barclays Index (by 37 basis points or less) over the annualized ten-year and since inception periods ending June 30, 2013.

•
The California Tax Exempt Bond Fund (Servicing Class) underperformed the Lipper CA Short/Intermediate Municipal Debt Objective universe average (by 57 basis points), the Barclays CA Intermediate-Short Municipal Index (by 88 basis points), and the Bank Channel universe average (by 96 basis points) over the one-year period ending June 30, 2013. The Fund outperformed the Lipper universe average but underperformed the Barclays Index (by 72 basis points or less) and the Bank Channel universe average (by ten basis points or less) over the three- and ten-year periods ending June 30, 2013. The Fund outperformed the Lipper and Bank Channel universe averages, and underperformed the Barclays Index (by 68 basis points or less) over the five-year and since inception periods ending June 30, 2013. In considering the Fund’s performance, the Board noted CNAM’s observations that the Fund held a greater number of lower quality bonds (rated A) than the Index, that those lower quality bonds did not perform as well as expected when a sell-off occurred during the second quarter of 2013, and that the limited number of high quality California municipal bond obligations available for purchase affected the Fund’s performance.

•
The Full Maturity Fixed Income Fund (Institutional Class) underperformed the Lipper Corporate A-Rated Debt Funds Objective universe average (by 101 basis points) and the Barclays Intermediate US Government/Credit Index (by 85 basis points), and outperformed the Barclays US Aggregate Bond Index over the one-year period ending June 30, 2013. The Fund underperformed the Lipper universe average (by 164 basis points or less), the Barclays Intermediate US Government/Credit Index (by 103 basis points or less) and the Barclays US Aggregate Bond Index (by 133 basis points or less) over the three-, ten-, and 15-year and since inception periods ending June 30, 2013. The Fund outperformed the Barclays Intermediate US Government/Credit Index and underperformed the Lipper universe average (by 117 basis points) and the Barclays US Aggregate Bond Index (by 59 basis points) over the five-year period ending June 30, 2013.

•
The annualized returns of the High Yield Bond Fund (Institutional Class) outperformed the Citigroup High-Yield Market Capped Index, the Lipper High Yield Bond Funds Objective universe average, and the Bank Channel universe average over the one-, three- and five-year periods ending June 30, 2013. The Fund outperformed the Lipper universe average and underperformed the Citigroup Index (by 31 basis points) and the Bank Channel universe average (by 21 basis points) over the ten-year period ending June 30, 2013. Since inception, the Fund’s annualized returns matched or outperformed the Citigroup Index and the Lipper and Bank Channel universe averages.

CITY NATIONAL ROCHDALE FUNDS | PAGE 165

board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

•
The Intermediate Fixed Income Fund outperformed the Lipper Intermediate Investment-Grade Debt Funds Classification universe average and the Barclays Intermediate US Government/Credit Index over the one- and three-year periods ending June 30, 2013. The Fund underperformed the Lipper universe average (by 120 basis points or less) and the Barclays Index (by 54 basis points or less) over the five- and ten-year and since inception periods.

•
The Fixed Income Opportunities Fund underperformed the Lipper High Yield Bond Funds Classification universe average (by 135 basis points), the Barclays US High Yield Index (by 189 basis points), and the Credit Suisse Leveraged Loan Index (by four basis points), and outperformed the Barclays US Aggregate Index over the one-year period ending June 30, 2013. The Fund outperformed the Barclays US Aggregate Index and the Credit Suisse Index, and underperformed the Lipper universe average (by 211 basis points) and the Barclays US High Yield Index (by 323 basis points) over the three-year period ending June 30, 2013. The Fund outperformed the Barclays US Aggregate Index and underperformed the Lipper universe average (by ten basis points), the Barclays US High Yield Index (by 598 basis points), and the Credit Suisse Index (by 98 basis points) on an annualized basis since inception.

•
The Multi-Asset Fund (Institutional Class) outperformed the Lipper Absolute Return Funds Classification universe average and the BofA Merrill Lynch 3-Month US Treasury Bill Index, and underperformed the Blended Index (a customized index composed of 60% in the Barclays Capital Intermediate Government/Credit Index and 40% in the MSCI World Index) (by 571 basis points or less) and the Bank Channel universe average (by 334 basis points or less) over the one-, three- and five-year and since inception periods ending June 30, 2013. The Fund outperformed the Barclays U.S. Treasury Inflation Protected Securities Index for the three-year period and underperformed the Index (by 542 basis points or less) for the one- and five-year and since inception periods.

•
The Dividend & Income Fund underperformed the Dow Jones Select Dividend Index (by 296 basis points or less), the Lipper Equity Income Funds Classification universe average (by 301 basis points or less), and the S&P 500 Index (by 444 basis points or less) over the one- and three-year periods ending June 30, 2013. The Fund outperformed the Lipper universe average and the S&P 500 Index, and underperformed the Dow Jones Index (by 164 basis points) over the five-year period ending June 30, 2013. The Fund outperformed the Dow Jones Index, the Lipper universe average, and the S&P 500 Index over the ten-year period. The Fund outperformed the S&P 500 Index but underperformed the Dow Jones Index (by 275 basis points) and the Lipper universe average (by 28 basis points) for the since inception period. In addition, the Fund was recognized as a Lipper Leader for the Preservation category overall and for the three-, five- and ten-year periods and remained a Lipper Leader in the Total Return category for the five- and ten-year periods. The Fund also maintained its five-star Morningstar rating for the five- and ten-year periods while maintaining a low Morningstar risk rating for all periods (three-, five- and ten-year, and overall). The Board noted Rochdale’s observations that the Fund diverges from its benchmarks’ performance because it has more of a multi-cap strategy than the benchmarks, and that the Fund’s exposure to REITs, which performed poorly in the bond sell-off in early 2013, contributed to the Fund’s underperformance.

•
The U.S. Core Equity Fund (Institutional Class) underperformed the Lipper Large Cap Core Funds Classification universe average (by 192 basis points or less) and the S&P 500 Index (by 299 basis points or less) on a trailing three- and six-month and since inception basis for periods ending June 30, 2013. The Board noted that the Fund had been in operation for less than one year.

•
The Diversified Equity Fund (Institutional Class) underperformed the Lipper Multi-Cap Core Funds Classification universe average (by 337 basis points or less) and the S&P 500 Index (by 557 basis points or less) over the one-, three-, five- and ten-year and since inception periods ending June 30, 2013. The Fund outperformed the S&P 500 Index but underperformed the Lipper universe average (by 106 basis points) for the 15-year period ending June 30, 2013.

•
The Socially Responsible Equity Fund (Institutional Class) underperformed the MSCI KLD 400 Social Index (by 426 basis points or less), the Lipper Multi-Cap Value Funds Classification universe average (by 286 basis points or less), and the Russell 1000 Value Index (by 464 basis points or less) over the one-, three- and five-year, and since inception periods ending June 30, 2013. The Board noted CNAM’s observations that the Fund differs from most socially responsible funds, which are generally growth oriented, because it is a value-oriented fund, and that the Fund’s underperformance relative to the Lipper Multi-Cap Value

CITY NATIONAL ROCHDALE FUNDS | PAGE 166

Funds Classification was due, in part, to the fact that the funds in the Lipper classification do not have any social constraints on their investments.

•
The Emerging Markets Fund outperformed the MSCI Emerging Markets Index, the Lipper Emerging Markets Funds Classification universe average, and the MSCI Emerging Markets Asia Index over the one-year and since inception periods ending June 30, 2013.

The Board concluded that the Advisers continued to provide satisfactory management and oversight services to the Funds. They noted that the investment results of the Funds over the long term were generally competitive; that the Advisers had given reasonable explanations for the performance of those Funds that had underperformed relative to their benchmarks; that the results for the Money Market Funds compared to their peer groups were acceptable given the special services and investment focuses of those Funds and the unusual market conditions applicable to the money market fund industry in recent years; and that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees (both before and after waivers) charged by Rochdale and CNAM to the Rochdale Funds and CNAM Funds, respectively, and the total expenses (net of fee waivers) of each Fund (as percentages of their respective average annual net assets) compared to those of the funds included in the relevant Lipper universes and peer groups selected by Rochdale or CNAM, as applicable (“Peer Groups”), and concluded that the advisory fees and expenses of the Funds continued to be reasonable.

The Board observed that the investment advisory fees (net of fee waivers) paid by the Government Money Market Fund, Prime Money Market Fund, California Tax Exempt Bond Fund, Fixed Income Opportunities Fund, Multi-Asset Fund, and U.S. Core Equity Fund were below their Peer Group and Lipper universe averages; the net advisory fees paid by the Dividend & Income Fund were below its Lipper universe average; and the net advisory fees paid by the other Funds generally were above the relevant Peer Group and Lipper universe averages, but were within or below the middle 60% range for the relevant Lipper universes (except for the Limited Maturity Fixed Income Fund and Full Maturity Fixed Income Fund). The Board observed that the advisory fee net of waivers for the Limited Maturity Fixed Income Fund was 23 basis points higher than the Peer Group average and 18 basis points higher than the Lipper universe average, and the advisory fee net of waivers for the Full Maturity Fixed Income Fund was 14 basis points higher than the Peer Group and Lipper universe averages. The Board noted that neither Rochdale nor CNAM manages investment portfolios for other registered investment companies, pension funds, or institutional accounts that have similar investment objectives and policies as the Funds. The Board also observed that Rochdale reported that the Rochdale International Trade Fixed Income Fund, a closed-end fund, is managed using the same strategies and sub-adviser, GML Capital, used to manage a portion of the Fixed Income Opportunities Fund, for a fee greater than that charged to the Fixed Income Opportunities Fund.

The Board considered that the total expense ratios of all of the classes of each of the Funds (except for Class N of the Limited Maturity Fixed Income Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Emerging Markets Fund) were below the relevant Peer Group and Lipper universe averages. The Board further noted that the total expense ratios for the California Tax Exempt Money Market Fund (Servicing Class), Government Bond Fund (Institutional Class), Full Maturity Fixed Income (Institutional Class), High Yield Bond (Institutional Class), Multi-Asset Fund (Institutional Class), U.S. Core Equity Fund (Institutional Class), Diversified Equity (Institutional Class), and Socially Responsible Equity Fund (Institutional Class) were in the lowest 20% of the relevant Lipper universes, and the total expense ratios for the Government Money Market Fund (Servicing Class), Prime Money Market Fund (Institutional Class), Limited Maturity Fixed Income Fund (Institutional Class), Corporate Bond Fund (Servicing Class), California Tax Exempt Bond Fund (Servicing Class), Intermediate Fixed Income Fund (Class N), Fixed Income Opportunities Fund (Class N), Dividend & Income Fund (Class N) and Emerging Markets Fund (Class N) were within the middle 60% range for the relevant Lipper universes.

The Board concluded that the advisory fees charged by the Advisers were fair and reasonable, and the total expenses of each Fund continued to be reasonable.

Profitability, Benefits to Advisers and Economies of Scale

The Board considered information prepared by CNAM relating to its costs and profits with respect to the Funds. The Board also considered the benefits received by each of Rochdale and CNAM and their affiliates as a result of their relationship with the Funds, including investment advisory fees paid to them; fees paid to affiliates such as City National Bank, City National

CITY NATIONAL ROCHDALE FUNDS | PAGE 167

board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

Securities, Inc. and RIM Securities, LLC for providing certain shareholder servicing and sub-distribution services to the Trust; benefits to City National Bank’s brokerage and wealth management businesses as a result of the availability of the Funds to its customers; research services made available to them by broker-dealers that provide execution services to the Funds; and the intangible benefits of any favorable publicity arising in connection with the Funds’ performance. The Board noted that the Trust’s assets have been relatively stable and the advisers’ representations that no significant economies of scale with respect to the Funds had been realized in the last year. The Board also noted that although there were no advisory fee breakpoints, based on the advisers’ operations significant economies of scale were not likely to be realized until the asset levels of most of the Funds were significantly higher than their current levels.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to each of Rochdale and CNAM with respect to each of the Funds it manages pursuant to its advisory agreements with the Trust is fair and reasonable in light of the nature and quality of the services being provided by it to the respective Funds and their shareholders, and that renewal of the agreements was in the best interest of the Funds and their shareholders.

SUB-ADVISERS

Nature, Extent and Quality of Services

In reviewing the services provided by each Sub-Adviser, the Board considered a variety of matters, including the background, education and experience of the Sub-Adviser’s key portfolio management and operational personnel; its overall financial strength and stability; its resources and related efforts to retain, attract and motivate capable personnel to serve the relevant Funds; and the overall general quality and depth of its organization. The Board also reviewed each Sub-Adviser’s investment philosophy and processes as well as its brokerage and trading practices, its disaster recovery and contingency planning, and its commitment and systems in place with regard to compliance with applicable laws and regulations. The Board found all of these matters to be satisfactory.

Investment Performance

The Board’s observations regarding the performance of the Full Maturity Fixed Income Fund, High Yield Bond Fund, Fixed Income Opportunities Fund, Diversified Equity Fund and Socially Responsible Equity Fund are described above. In addition, the Board assessed the performance of each of Baird’s and Boyd Watterson’s portions of the Full Maturity Fixed Income Fund, SKBA’s portion of the Diversified Equity Fund, and each of Federated’s, Seix’s and GML Capital’s portions of the Fixed Income Opportunities Fund, compared with the Sub-Adviser’s respective benchmark for various periods ended June 30, 2013. The Board made the following additional observations in reviewing the annualized total returns of those Sub-Advisers:

•
The annualized returns for Baird’s portion of the Full Maturity Fixed Income Fund were above the returns of the Barclays US Aggregate Bond Index for the one-, two-, three- and five-year periods, and were below the returns of the Index for the seven- and ten-year periods ended June 30, 2013.

•
The annualized returns for Boyd Watterson’s portion of the Full Maturity Fixed Income Fund were above the returns of the Barclays Intermediate US Government/Credit Index for the one-, three-, five- and seven-year periods and were slightly below the return of the Index for the two-year period ended June 30, 2013.

•
The annualized returns for SKBA’s portion of the Diversified Equity Fund were below the returns of the Russell 1000 Value Index for the one-, two-, three- and five-year periods ended June 30, 2013. In considering SKBA’s performance, the Board noted that management of the Trust had indicated that it planned to seek the Board’s approval to reorganize the Diversified Equity Fund into the U.S. Core Equity Fund.

•
The annualized returns for Federated’s portion of the Fixed Income Opportunities Fund were below the returns of the Barclays U.S. Corporate High Yield 2% Issuer Capped Index for the one- and three- year periods, and above the return of the Index for the two-year period ended June 30, 2013.

•
The annualized returns for Seix’s portion of the Fixed Income Opportunities Fund were below the returns of the Credit Suisse Leveraged Loan Index for the one- and two- year periods, and above the return of the Index for the three-year period, ended June 30, 2013.

•
The annualized return for GML Capital’s portion of the Fixed Income Opportunities Fund was above the return of the CEMBI Broad Diversified Index for the one-year period and below the Index return for the two-year period ended June 30, 2013.

CITY NATIONAL ROCHDALE FUNDS | PAGE 168

The Board concluded that each Sub-Adviser continued to provide satisfactory services to the Funds.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees charged by each Sub-Adviser and observed that the fees charged by each Sub-Adviser were generally low compared to the fees it charged to its other institutional clients. The Board noted that Guggenheim’s advisory fee with respect to the High Yield Bond Fund was higher than its fees with respect to other mutual funds for which it serves as sub-adviser, but also noted that each of those other funds was significantly larger than the Fund. The Board also observed that Seix’s sub-advisory fee with respect to the Fixed Income Opportunities Fund was higher than the fee it charged to another mutual fund for which it served as sub-adviser using a similar strategy, but noted that the other fund was significantly larger than the Fund and was a part of a larger mutual fund complex for which Seix serves as sub-adviser. Additionally, the Board considered that Seix indicated that the lower sub-advisory fee for the other mutual fund it manages using a similar strategy reflected the economies of scale of the other fund and the group of funds to which it belongs. The Trustees noted that each Adviser pays out of its advisory fees all sub-advisory fees to its respective Sub-Advisers.

Benefits to Sub-Advisers

The Board considered the benefits received by each Sub-Adviser and its affiliates as a result of its relationship with the Funds, including the sub-advisory fees paid to the Sub-Adviser, any research received from broker-dealers providing execution services to the relevant Fund, the intangible benefits of the Sub-Adviser’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to each Sub-Adviser pursuant to its respective sub-advisory agreement is fair and reasonable in light of the nature and quality of the services being provided by each Sub-Adviser to the respective Funds and their shareholders, and that renewal of each sub-advisory agreement was in the best interest of the Funds and their shareholders.

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THANK YOU

for your investment with City National Rochdale Funds. We value the trust you have placed in us to help you achieve your financial goals.

For more information on City National Rochdale Funds, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

CNI-AR-001-1200

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)  The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial experts are William R. Sweet and James R. Wolford. Messrs. Sweet and Wolford are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP Related to the Trust

KPMG LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2013			2012
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$279,300	N/A	N/A	$290,500	N/A	N/A
(b)	Audit-Related Fees	$6,000	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$47,113	N/A	N/A	$62,200	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:
(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	Not Applicable

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not Applicable

(g)	The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $47,113 and $62,200 for 2013 and 2012, respectively.

(h)	Not Applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.  Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report.  In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Funds

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President & Chief Executive Officer

Date: December 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President & Chief Executive Officer

Date: December 9, 2013

By (Signature and Title)	/s/ Eric Kleinschmidt
Eric Kleinschmidt,
Controller and COO

Date: December 9, 2013